UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-07989

                             Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

                                   Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street

                             Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end:  March 31

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Metropolitan West Funds	March 31, 2016
Table of Contents

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

We are pleased to provide the following Annual Report of the Metropolitan West Funds for the period ended March 31, 2016 and thank you for your ongoing investment. The combination of investment return and continued inflows to the various strategies brought total assets of the Funds to more than $80 billion, a measure that we view with great appreciation for the confidence it conveys and the responsibility of meeting client expectations.

The March 31, 2016 Annual Report covers the following Metropolitan West Funds:

Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I Class (MWCIX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFRX), I Class (MWFLX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I Class (MWSIX)
Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)

Economic Review and Market Environment

For a period that saw considerable volatility over much of it finally give way to a vigorous almost one-way rally over the last six weeks, observers could be forgiven for assuming that a material change in the fundamental data occurred and a consensus had developed for a vastly improved economic and market outlook. While the case for weakness and, thus, downside volatility was well-informed by sluggish GDP growth, sagging commodity demand, declining corporate profitability, and stingy wage gains (notwithstanding continued payroll expansion), the reversal could boast little in the way of contrasting evidence. So, if not the data, what was it that flipped a more than 10% year-to-date loss on the S&P 500 Index through February 11th into a slight upturn by March month-end and nearly erased a 28% deficit experienced in the high yield energy sector? Again, as with seemingly every bout of volatility in memory, look no further than a continued central bank devotion to monetary accommodation. Though the Federal Reserve (Fed) pioneered the practice with the palliative “Greenspan put” that a dovish Janet Yellen now administers, the Fed no longer finds itself a sole practitioner in the art of the ease, with the European Central Bank (ECB), the Bank of Japan (BoJ), and People’s Bank of China all very willing to wield various instruments of stimulus. So, following a difficult start to the year for the global markets, Japan took interest rates into negative terrain and Europe announced further rate cuts and quantitative easing measures, including the purchase of corporate bonds. For its part, the Fed scaled back expectations for tightening policy, halving its December forecast for four rate hikes in 2016 to two.

As the risk markets staged their price recovery over the last half of the quarter, early-2016 losses in even some of the most challenged sectors in the credit markets were completely turned around by quarter-end. High yield corporate bonds, which experienced an average price decline of more than $5 at the low, actually ended up $2 on the quarter, posting a return of 3.4%. Investment grade credits did even better, returning 4%, while individual sectors such as metals and mining gained over 11%. However, despite the improving market sentiment in March, U.S. Treasury yields remained stubbornly low, with the 10-Year at 1.77% at quarter-end, 50 basis points lower than the start of the year and only 11 basis points higher than the February turning point. When all was said and done, the lower U.S. Treasury rates and declining risk premiums across the credit market in the second half of the quarter produced a 3% return for the Barclays Aggregate Index. With the strong U.S. Treasury performance, agency residential mortgage-backed securities (MBS) struggled to keep pace, lagging U.S. Treasury returns by nearly 40 basis points on a duration-adjusted basis. Somewhat surprisingly, the challenging early-quarter market environment weighed on non-agency MBS despite strong investor demand and steadily improving homeowner equity. Commercial MBS (CMBS), however, largely traded in line with the broader credit markets, recovering from losses in January by the end of the quarter and advancing 3.6%.

The Economy and Market Ahead

Notwithstanding the market comeback to cap the first quarter, there are reasons to believe the turnaround in sentiment is not sustainable. First, much of the ebb and flow during the quarter tracked oil prices. If this correlation holds, oil prices would need to be stable or higher to continue gratifying the markets. However, oil supply is expected to outstrip demand through 2016 and inventories remain high. Further, while OPEC is discussing a production freeze, upward pressure on prices will come only through production cuts, especially in the absence of a global growth catalyst. The other reasons are a manifestation of ineffective central bank policies,

1 / Annual Report March 2016

insofar as fostering economic expansion versus market appreciation. In this regard, the Fed finally acknowledged what we have long suspected - it is following rather than leading the markets. At its March meeting, not only was market volatility weighted more heavily as a reason to hold off on raising rates, but the lowering of future rate hike expectations was already captured in market pricing. Finally, while the Fed chose to hold on a rate hike, the ECB and the BoJ took aggressive action to ease policy in light of weakening growth and falling inflation. While the rumors of these actions spurred market appreciation, their implementation met with a more muted impact, especially where intended, and the inability to foster price appreciation outside of the financial markets has many rightfully questioning the effectiveness of all central banks’ monetary policies. The sum of these factors poses significant downside risks for the markets, as the data has not altered our view that developed market growth will remain poor, with the U.S. stuck at a muddling pace of 2% or less. Episodic volatility is also likely to come from exogenous conditions: the U.S. Presidential election, a United Kingdom referendum on exiting the European Union and the always-unknown geopolitical developments.

To this view and an altered liquidity environment that demands proactive positioning, the Funds remain defensively oriented and prepared for better risk-adjusted return opportunities. The duration profile remains shorter than the Index, while sector positioning and issue selection have been conservative with yields below what we believe to be fair risk-adjusted value. The relative underweight to corporate credit was reduced during the quarter on spread widening in January, with additions focused on “bendable” areas of the market – those which we believe have the resilience to withstand potential volatility. Corporate positioning remains focused on financials given limited re-leveraging risk and reasonable yields, while exposure to industrial credit remains selective, favoring asset-heavy companies with stable cash flows and strong balance sheets. High yield credit exposure in the Funds remain modest given the lack of attractive risk-adjusted value and a wariness of increasing defaults, though as this asset class unwinds and sentiment weakens further, we believe opportunities should arise. Structured products continue to offer attractive risk-adjusted returns and protection, therefore representing an overweight versus the Index. Non-agency MBS is still among the most desirable asset classes given available yield and solid fundamentals, while CMBS and ABS holdings are focused on the senior most parts of the capital structure and high quality collateral, often with government guarantees. Finally, though agency MBS is a high quality, higher yielding, and fairly liquid alternative to U.S. Treasuries, yield compensation is still relatively small compared to history, thus informing a relative underweight.

Data sources for the discussion above include Barclays, Bloomberg, JPMorgan and Merrill Lynch.

Fund Results

Fund Performance Commentary

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month end is available on the Fund’s website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in the Fund, when redeemed, may be worth more or less than its original purchase cost.

Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

The MetWest Ultra Short Bond Fund – I Class (“Fund”) gained 0.34% (net of fees) for the one-year period ending March 31, 2016, but lagged the Merrill Lynch 1-Year U.S. Treasury Index by 6 basis points. Returns for the year benefitted from the defensive duration position as short U.S. Treasury yields moved higher. Also contributing to performance was the allocation to short investment grade credit which outpaced U.S. Treasuries on a duration-adjusted basis during the period, led by financials which represent an emphasis in the Fund. Additionally, commercial and residential MBS holdings contributed to performance with short CMBS outpacing duration-matched Treasuries, while up in quality, senior non-agency residential MBS benefitted from higher yields and relatively steady prices. Negative net issuance and the ongoing bid from insurers, combined with improving collateral characteristics, supported the legacy non-agency MBS market throughout most of 2015, though the asset class struggled with the broad market volatility in the first two months of 2016. Meanwhile, relative performance was held back by the allocation to government guaranteed student loan ABS, which softened during the year as uncertainty surrounding potential rating agency actions drove spreads wider in July and August and then again in the first quarter of 2016.

In the face of rising market volatility and signs that we are nearing the end of the credit cycle, the Fund remains defensively oriented and prepared for better risk-adjusted return opportunities. The duration profile remains shorter than the Index, while sector positioning and issue selection have been conservative with yields below what we believe to be fair risk-adjusted value. Corporate credit exposure increased during the quarter on spread widening in January, with additions focused on “bendable” areas of the market – those which we believe have the resilience to withstand potential volatility. Corporate positioning remains focused on financials given limited re-leveraging risk and reasonable yields, while exposure to industrial credit remains selective, favoring asset-heavy companies with stable cash flows and strong balance sheets. High yield credit exposure in the Fund remains modest given the lack of attractive risk-adjusted value and a wariness of increasing defaults, though as this asset class unwinds and sentiment weakens further, opportunities

Annual Report March 2016 / 2

should arise. Structured products continue to offer attractive risk-adjusted returns and protection, therefore representing a sizable allocation in the Fund. Non-agency MBS is still among the most desirable asset classes given available yield and solid fundamentals. CMBS positioning favors seasoned issues at the top of the capital structure, with holdings split between agency and non-agency collateral, while ABS holdings are focused on non-traditional collateral such as government guaranteed student loans.

	Performance Through March 31, 2016
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	-0.14%	0.18%	0.45%	1.31%	1.30%	1.99%
BofA Merrill Lynch 1-Year U.S. Treasury Index	0.19%	0.40%	0.29%	0.32%	1.74%	1.72%
MWUIX (Inception: July 31, 2004)	0.18%	0.34%	0.61%	1.47%	1.51%	1.73%
BofA Merrill Lynch 1-Year U.S. Treasury Index	0.19%	0.40%	0.29%	0.32%	1.74%	1.80%

For MWUSX, the total expense ratio is 0.66% and the net expense ratio is 0.50%. For MWUIX, the total expense ratio is 0.48% and the net expense ratio is 0.34%.*

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

The MetWest Low Duration Bond Fund – I Class (“Fund”) gained 0.44% (net of fees) for the one year period ending March 31, 2016, but lagged the Merrill Lynch 1 -3 Year U.S. Treasury Index by 48 basis points. Relative performance was held back by the allocation to government guaranteed student loan ABS, which softened during the year as uncertainty surrounding potential rating agency actions drove spreads wider in July and August and then again in the first quarter of 2016. While the growing allocation to corporate credit contributed to returns as short investment grade credit outperformed, the small allocation to high yield corporate bonds weighed on performance as the sector lagged duration-matched Treasuries by over 600 basis points for the period. Meanwhile, commercial and residential MBS holdings contributed to performance with short CMBS outpacing duration-matched Treasuries, while up in quality, senior non-agency residential MBS benefitted from higher yields and relatively steady prices. Negative net issuance and the ongoing bid from insurers, combined with improving collateral characteristics, supported the legacy non-agency MBS market throughout most of 2015, though the asset class struggled with the broad market volatility in the first two months of 2016. Additionally, returns for the year benefitted from the defensive duration position as short U.S. Treasury yields moved higher.

In the face of rising market volatility and signs that we are nearing the end of the credit cycle, the Fund remains defensively oriented and prepared for better risk-adjusted return opportunities. The duration profile remains shorter than the Index, while sector positioning and issue selection have been conservative with yields below what we believe to be fair risk-adjusted value. Corporate credit exposure increased during the quarter on spread widening in January, with additions focused on “bendable” areas of the market – those which we believe have the resilience to withstand potential volatility. Corporate positioning remains focused on financials given limited re-leveraging risk and reasonable yields, while exposure to industrial credit remains selective, favoring asset-heavy companies with stable cash flows and strong balance sheets. High yield credit exposure in the Fund remains modest given the lack of attractive risk-adjusted value and a wariness of increasing defaults, though as this asset class unwinds and sentiment weakens further, opportunities should arise. Structured products continue to offer attractive risk-adjusted returns and protection, therefore representing a sizable allocation in the Fund. Non-agency MBS is still among the most desirable asset classes given available yield and solid fundamentals. CMBS positioning favors seasoned issues at the top of the capital structure, with holdings split between agency and non-agency collateral, while ABS holdings are focused on non-traditional collateral such as government guaranteed student loans and AAA Collateralized Loan Obligations (“CLOs”), with a small position in high quality relatively liquid credit card ABS.

	Performance Through March 31, 2016
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	0.23%	0.22%	0.96%	2.20%	2.80%	3.95%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.46%	0.92%	0.77%	0.87%	2.47%	3.54%
MWLIX (Inception: March 31, 2000)	0.34%	0.44%	1.18%	2.38%	3.01%	3.56%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.46%	0.92%	0.77%	0.87%	2.47%	3.13%
MWLNX (Inception: September 22, 2009)	0.15%	0.13%	0.79%	2.01%	–	4.01%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.46%	0.92%	0.77%	0.87%	–	1.06%

For MWLDX, the total expense ratio is 0.63%. For MWLIX, the total expense ratio is 0.39%. For MWLNX, the total expense ratio is 0.68%.

3 / Annual Report March 2016

Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

The MetWest Intermediate Bond Fund – I Class (“Fund”) gained 1.28% (net of fees) for the one-year period ending March 31, 2016, but lagged the Barclays Intermediate Government/Credit Index by 78 basis points. An allocation to government guaranteed student loan ABS weighed on returns over the year as uncertainty surrounding potential rating agency actions drove spreads wider in July and August, and then again during the first quarter of 2016. In addition, intermediate rates and the 10-Year U.S. Treasury yield declined during the period, which cost relative performance as the Fund continued with its short duration profile. The relative underweight to investment grade credit contributed to performance, particularly the smaller than Index allocation to commodity-related sectors which lagged during the period despite the rally in February and March. However, the lack of exposure to better performing industrials resulted in a drag as non-commodity related industrial sectors outpaced the Index, while the emphasis on financials further weighed on returns as the sector lagged the Index. Meanwhile, commercial and residential MBS holdings contributed to performance with agency CMBS outpacing duration-matched Treasuries by nearly 30 basis points, while up in quality, senior non-agency residential MBS benefitted from higher yields and relatively steady prices. Negative net issuance and the ongoing bid from insurers, combined with improving collateral characteristics, supported the legacy non-agency MBS market throughout most of 2015, though the asset class struggled with the broad market volatility in the first two months of 2016.

In the face of rising market volatility and signs that we are nearing the end of the credit cycle, the Fund remains defensively oriented and prepared for better risk-adjusted return opportunities. The duration profile remains shorter than the Index, while sector positioning and issue selection have been conservative with yields below what we believe to be fair risk-adjusted value. The relative underweight to corporate credit was reduced during the quarter on spread widening in January, with additions focused on “bendable” areas of the market – those which we believe have the resilience to withstand potential volatility. Corporate positioning remains focused on financials given limited re-leveraging risk and reasonable yields, while exposure to industrial credit remains selective, favoring asset-heavy companies with stable cash flows and strong balance sheets. High yield credit exposure in the Fund remains modest given the lack of attractive risk-adjusted value and a wariness of increasing defaults, though as this asset class unwinds and sentiment weakens further, opportunities should arise. Structured products continue to offer attractive risk-adjusted returns and protection, therefore representing an overweight versus the Index. Non-agency MBS is still among the most desirable asset classes given available yield and solid fundamentals, while CMBS and ABS holdings are focused on the senior most parts of the capital structure and high quality collateral, often with government guarantees. Finally, though agency MBS is a high quality, higher yielding, and fairly liquid alternative to U.S. Treasuries, yield compensation is still relatively small compared to history, thus informing a relatively modest position.

	Performance Through March 31, 2016
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	1.09%	1.03%	1.56%	3.48%	5.19%	4.77%
Barclays Capital Intermediate U.S. Government/Credit Index	1.74%	2.06%	1.83%	3.00%	4.33%	3.72%
MWIIX (Inception: June 28, 2002)	1.31%	1.28%	1.79%	3.72%	5.41%	5.75%
Barclays Capital Intermediate U.S. Government/Credit Index	1.74%	2.06%	1.83%	3.00%	4.33%	4.22%

For MWIMX, the total expense ratio is 0.73% and the net expense ratio is 0.70%. For MWIIX, the total expense ratio is 0.49% and the net expense ratio is 0.49%.*

Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

The MetWest Total Return Bond Fund – I Class (“Fund”) gained 1.31% (net of fees) for the one-year period ending March 31, 2016, but lagged the Barclays Aggregate Index by approximately 65 basis points. An allocation to government guaranteed student loan ABS weighed on returns over the year as uncertainty surrounding potential rating agency actions drove spreads wider in July and August, and then again during the first quarter of 2016. In addition, intermediate rates and the 10-Year U.S. Treasury yield declined during the period, which cost relative performance as the Fund continued with its short duration profile. The relative underweight to investment grade credit contributed to performance, particularly the smaller than Index allocation to commodity-related sectors which lagged during the period despite the rally in February and March. However, the lack of exposure to better performing industrials resulted in a drag as non-commodity related industrial sectors outpaced the Index, while the emphasis on financials further weighed on returns as the sector lagged the Index. Meanwhile, returns benefitted from the allocation to up in quality, floating rate, senior non-agency residential MBS given higher yields and relatively steady prices. Negative net issuance and the ongoing bid from insurers, combined with improving collateral characteristics, supported the legacy non-agency MBS market throughout most of 2015, though the asset class struggled with the broad market volatility in the first two months of 2016.

Annual Report March 2016 / 4

In the face of rising market volatility and signs that we are nearing the end of the credit cycle, the Fund remains defensively oriented and prepared for better risk-adjusted return opportunities. The duration profile remains shorter than the Index, while sector positioning and issue selection have been conservative with yields below what we believe to be fair risk-adjusted value. The relative underweight to corporate credit was reduced during the quarter on spread widening in January, with additions focused on “bendable” areas of the market – those which we believe have the resilience to withstand potential volatility. Corporate positioning remains focused on financials given limited re-leveraging risk and reasonable yields, while exposure to industrial credit remains selective, favoring asset-heavy companies with stable cash flows and strong balance sheets. High yield credit exposure in the Fund remains modest given the lack of attractive risk-adjusted value and a wariness of increasing defaults, though as this asset class unwinds and sentiment weakens further, opportunities should arise. Structured products continue to offer attractive risk-adjusted returns and protection, therefore representing an overweight versus the Index. Non-agency MBS is still among the most desirable asset classes given available yield and solid fundamentals, while CMBS and ABS holdings are focused on the senior most parts of the capital structure and high quality collateral, often with government guarantees. Finally, though agency MBS is a high quality, higher yielding, and fairly liquid alternative to U.S. Treasuries, yield compensation is still relatively small compared to history, thus informing a relative underweight.

	Performance Through March 31, 2016
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	1.82%	0.99%	2.46%	4.64%	6.39%	6.69%
Barclays Capital U.S. Aggregate Bond Index	2.44%	1.96%	2.50%	3.77%	4.89%	5.62%
MWTIX (Inception: March 31, 2000)	2.02%	1.31%	2.69%	4.87%	6.62%	6.57%
Barclays Capital U.S. Aggregate Bond Index	2.44%	1.96%	2.50%	3.77%	4.89%	5.42%
MWTNX (Inception: December 18, 2009)	1.85%	0.96%	2.31%	4.46%	–	5.41%
Barclays Capital U.S. Aggregate Bond Index	2.44%	1.96%	2.50%	3.77%	–	3.95%
MWTSX (Inception: August 1, 2011)	2.03%	1.33%	2.72%	–	–	4.62%
Barclays Capital U.S. Aggregate Bond Index	2.44%	1.96%	2.50%	–	–	3.19%

For MWTRX, the total expense ratio is 0.69% and the net expense ratio is 0.69%. For MWTIX, the total expense ratio is 0.44% and the net expense ratio is 0.44%. For MWTNX, the total expense ratio is 0.80% and the net expense ratio is 0.80%. For MWTSX, the total expense ratio is 0.40% and the net expense ratio is 0.39%.*

Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

Despite falling 2.28% (net of fees) for the one-year period ending March 31, 2016, the MetWest High Yield Bond Fund – I Class (“Fund”) outpaced the Barclays High Yield 2% Issuer Capped Index by 138 basis points. Outperformance was largely driven by the Fund’s underweight to the lower quality cohorts of the market, which significantly trailed better-rated issuers in the market. Additionally, a relative underweight to commodity-related issuers benefitted performance as the sector lagged the overall Index for the year despite an impressive rally during the second half of Q1 2016. However, the Fund’s defensive duration position weighed on returns as intermediate and long U.S. Treasury rates were lower over the year, with the 10-Year U.S. Treasury yield down by over 15 basis points. Also weighing on performance was issue selection from names such as Homer City and Peabody Energy which experienced price weakness during the period.

In the face of rising market volatility and signs that we are nearing the end of the credit cycle, the Fund maintains it’s highly defensive posture and is prepared for better risk-adjusted return opportunities going forward. The duration profile remains shorter than the Index, while sector positioning and issue selection have been conservative with yields below what we believe to be fair risk-adjusted value. Focus remains on “bendable” areas of the market – those which we believe have the resilience to withstand potential volatility without recapitalization. Fund liquidity remains elevated in the Fund given the lack of attractive risk-adjusted value and a wariness of increasing defaults, though as this asset class unwinds and sentiment realigns with fundamentals, opportunities should arise to absorb this liquidity. With corporate profits continuing to ebb and absent a catalyst – Fed policy appears feckless here – to shock GDP growth higher, expectations are that the incidence of restructuring will increase and risk premiums will meaningfully adjust to better compensate investors for risks being underwritten. Where individual name volatility has appeared such as with Homer City, our view is that asset coverage exceeds current valuations, underpinning a constructive view and warranting maintenance of the holding.

5 / Annual Report March 2016

	Performance Through March 31, 2016
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	0.57%	-2.52%	0.85%	3.02%	6.26%	8.55%
Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap	1.23%	-3.66%	1.85%	4.92%	7.02%	8.91%
MWHIX (Inception: March 31, 2003)	0.69%	-2.28%	1.10%	3.28%	6.52%	7.73%
Barclays Capital U.S. Corporate High Yield Index - 2% Issuer Cap	1.23%	-3.66%	1.85%	4.92%	7.02%	8.14%

For MWHYX, the total expense ratio is 0.89% and the net expense ratio is 0.85%. For MWHIX, the total expense ratio is 0.61% and the net expense ratio is 0.60%.*

Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX)

The MetWest Unconstrained Bond Fund – I Class (“Fund”) gained 0.29% (net of fees) for the one-year period ending March 31, 2016, but lagged the Merrill Lynch U.S. LIBOR 3-Month Average Index by 8 basis points. Relative performance was held back by the allocation to government guaranteed student loan ABS, as uncertainty surrounding potential rating agency actions drove spreads wider in July and August, and then again during the first quarter of 2016. The small allocation to high yield corporates also weighed on performance as the sector lagged duration-matched Treasuries by over 600 basis points during the period. Meanwhile, commercial and residential MBS holdings contributed to performance with agency CMBS outpacing duration-matched Treasuries by almost 30 basis points, while up in quality, senior non-agency residential MBS benefitted from higher yields and relatively steady prices. Negative net issuance and the ongoing bid from insurers, combined with improving collateral characteristics, supported the legacy non-agency MBS market throughout most of 2015, though the asset class struggled with the broad market volatility in the first few two of 2016. Finally, portfolio duration of approximately 1.4 years boosted returns as U.S. Treasury rates fell across the curve, with the 10-Year down by over 15 basis points to close at 1.77%.

In the face of rising market volatility and signs that we are nearing the end of the credit cycle, the Fund remains defensively oriented and prepared for better risk-adjusted return opportunities. Duration remains short at approximately 1.4 years, while sector positioning and issue selection have been conservative with yields below what we believe to be fair risk-adjusted value. Corporate credit exposure increased during the quarter on spread widening in January, with additions focused on “bendable” areas of the market – those which we believe have the resilience to withstand potential volatility. Corporate positioning remains focused on financials given limited re-leveraging risk and reasonable yields, while exposure to industrial credit remains selective, favoring asset-heavy companies with stable cash flows and strong balance sheets. High yield credit exposure in the Fund remains modest given the lack of attractive risk-adjusted value and a wariness of increasing defaults, though as this asset class unwinds and sentiment weakens further, opportunities should arise. Structured products continue to offer attractive risk-adjusted returns and protection, therefore representing a sizable allocation in the Fund. Non-agency MBS is still among the most desirable asset classes given available yield and solid fundamentals. CMBS positioning favors seasoned issues at the top of the capital structure, with holdings split between agency and non-agency collateral, while ABS holdings are focused on non-traditional collateral such as government guaranteed student loans and AAA CLOs, with a small position in high quality relatively liquid auto and credit card ABS.

	Performance Through March 31, 2016
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCRX (Inception: October 1, 2011)	0.59%	-0.02%	1.84%	–	–	6.73%
BofA Merrill Lynch U.S. LIBOR 3-Month Average Index	0.23%	0.37%	0.29%	–	–	0.34%
MWCIX (Inception: October 1, 2011)	0.65%	0.29%	2.11%	–	–	6.98%
BofA Merrill Lynch U.S. LIBOR 3-Month Average Index	0.23%	0.37%	0.29%	–	–	0.34%

For MWCRX, the total expense ratio is 1.04%. For MWCIX, the total expense ratio is 0.80%.

Annual Report March 2016 / 6

Metropolitan West Floating Rate Income Fund

M-Class (MWFRX), I-Class (MWFLX)

For the one year period ending March 31, 2016, the MetWest Floating Rate Bond Fund – I Class (“Fund”) returned 0.53% (net of fees) to outpace the S&P/LSTA Leveraged Loan Index by 185 basis points. Notwithstanding a drag from the overweight to lagging utilities, outperformance was driven by an underweight to lower quality credits which considerably trailed higher quality names, while the Fund’s underweight to oil & gas and metals & minerals also boosted returns as these sectors significantly underperformed the overall loan universe with returns of -32.9% and -29.0%, respectively. In addition, issue selection in defensive sectors such as consumer non-cyclicals and consumer centric industries, including healthcare and food & beverage, contributed to returns.

Based on current conditions, the upside potential of loans appears limited over the near-term, as many fundamental and technical issues demand resolution before volatility lessens meaningfully. Despite an impression that the CLO market is proving resilient, new issuance is at its lowest level in four years, slowed by risk retention requirements and now the rally in loans is poised to frustrate the issuer arbitrage for those that had intentions of coming to market in the second quarter. Overall, the need remains for fundamentals to improve to align with the pricing environment versus a constant reliance on accommodative central banks to support valuations. To this view and an altered liquidity environment that demands proactive positioning, the Fund remains defensively oriented given yields are below what we believe to be fair risk-adjusted value. As such, utilizing extensive fundamental research, we look for better risk-adjusted return opportunities in those names trading modestly below par but still fundamentally sound, i.e. issues backed by solid asset coverage and strong covenant protection, while emphasizing higher quality issues in the face of potential volatility ahead.

	Performance Through March 31, 2016
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFRX (Inception: June 28, 2013)	0.15%	0.23%	–	–	–	2.85%
S&P/LSTA Leveraged Loan Index	-0.62%	-1.32%	–	–	–	1.89%
MWFLX (Inception: June 28, 2013)	0.25%	0.53%	–	–	–	3.05%
S&P/LSTA Leveraged Loan Index	-0.62%	-1.32%	–	–	–	1.89%

For MWFRX, the total expense ratio is 1.07% and the net expense ratio is 0.90%. For MWFLX, the total expense ratio is 0.70% and the net expense ratio is 0.70%.*

Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

The MetWest Strategic Income Bond Fund – I Class (“Fund”) fell 0.25% (net of fees) for the one-year period ending March 31, 2016, lagging Merrill Lynch 3-Month Treasury Bill (+200 basis points) Index by 238 basis points. Relative performance was held back by the allocation to government guaranteed student loan ABS, which softened during the year amid macroeconomic volatility, as the market awaited conclusion to the rating agency review initiated in 2015. Among corporates, the allocation to energy credits detracted as the sector was weighed down by commodity price weakness, while issue selection among financials also resulted in a drag with banking credits detracting the most. The small allocation to high yield credit also weighed on performance as the sector lagged duration-matched Treasuries by over 600 basis points during the period. Meanwhile, returns benefitted from the allocation to up in quality, floating rate, senior non-agency residential MBS given higher yields and relatively steady prices. Negative net issuance and the ongoing bid from insurers, combined with improving collateral characteristics, supported the legacy non-agency MBS market throughout most of 2015, though the asset class struggled with the broad market volatility in the first two months of 2016. Contributions also came from the allocation to agency CMBS which outpaced duration-matched Treasuries by nearly 30 basis points, and from agency MBS derivatives such as inverse IOs which benefitted from the rally in rates.

In the face of rising market volatility and signs that we are nearing the end of the credit cycle, the Fund remains defensively oriented and prepared for better risk-adjusted return opportunities. Duration remains short at 1.9 years, while sector positioning and issue selection have been conservative with yields below what we believe to be fair risk-adjusted value. Corporate credit exposure increased during the quarter on spread widening in January, with additions focused on “bendable” areas of the market – those which we believe have the resilience to withstand potential volatility. Corporate positioning remains focused on financials given limited re-leveraging risk and reasonable yields, while exposure to industrial credit remains selective, favoring asset-heavy companies with stable cash flows and strong balance sheets. High yield credit exposure in the Fund remains modest given the lack of attractive risk-adjusted value and a wariness of increasing defaults, though as this asset class unwinds and sentiment weakens further, opportunities should arise. Structured products continue to offer attractive risk-adjusted returns and protection, therefore representing a sizable allocation in the Fund. Non-agency MBS is still among the most desirable asset classes given available yield and solid fundamentals. CMBS positioning favors seasoned issues at the top of the capital structure, with holdings split between agency and non-agency collateral, while ABS holdings are focused on non-traditional collateral such as government guaranteed student loans and AAA CLOs, with a small position in high quality relatively liquid auto and credit card ABS.

7 / Annual Report March 2016

	Performance Through March 31, 2016
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	-0.23%	-0.57%	1.40%	3.34%	3.18%	4.33%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index + 2%	1.10%	2.13%	2.07%	2.08%	3.18%	3.40%
MWSIX (Inception: March 31, 2004)	-0.23%	-0.25%	1.63%	3.58%	3.43%	3.56%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index + 2%	1.10%	2.13%	2.07%	2.08%	3.18%	3.42%

For MWSTX, the total expense ratio is 2.41% and the net expense ratio is 2.35%. For MWSIX, the total expense ratio is 2.13% and the net expense ratio is 2.10%.*

Metropolitan West AlphaTrak 500 Fund

(MWATX)

The MetWest AlphaTrak 500 Fund – I Class (“Fund”) gained 0.53% (net of fees) for the one-year period ending March 31, 2016, but lagged the S&P 500 Index by 125 basis points. Relative performance was held back by the allocation to government guaranteed student loan ABS, as uncertainty surrounding potential rating agency actions drove spreads wider in July and August, and then again during the first quarter of 2016. In addition, investment grade credit held in the Fund detracted from returns as the sector lagged duration-matched Treasuries due to weakness in commodity-related sectors, despite the rally in February and March. Meanwhile, commercial and residential MBS holdings contributed to performance with agency CMBS outpacing duration-matched Treasuries by nearly 30 basis points, while up in quality, senior non-agency residential MBS benefitted from higher yields and relatively steady prices. Negative net issuance and the ongoing bid from insurers, combined with improving collateral characteristics, supported the legacy non-agency MBS market throughout most of 2015, though the asset class struggled with the broad market volatility in the first two months of 2016.

In the face of rising market volatility and signs that we are nearing the end of the credit cycle, the Fund remains defensively oriented and prepared for better risk-adjusted return opportunities. Duration remains short at approximately 0.6 years, while sector positioning and issue selection have been conservative with yields below what we believe to be fair risk-adjusted value. Corporate credit exposure increased during the quarter on spread widening in January, with additions focused on “bendable” areas of the market – those which we believe have the resilience to withstand potential volatility. Corporate positioning remains focused on financials given limited re-leveraging risk and reasonable yields, while exposure to industrial credit remains selective, favoring asset-heavy companies with stable cash flows and strong balance sheets. High yield credit exposure in the Fund remains modest given the lack of attractive risk-adjusted value and a wariness of increasing defaults, though as this asset class unwinds and sentiment weakens further, opportunities should arise. Structured products continue to offer attractive risk-adjusted returns and protection, therefore representing a sizable allocation in the Fund. Non-agency MBS is still among the most desirable asset classes given available yield and solid fundamentals. CMBS positioning favors seasoned issues at the top of the capital structure, with holdings split between agency and non-agency collateral, while ABS holdings are focused on non-traditional collateral such as government guaranteed student loans and small balance commercial loans, with a small position in high quality relatively liquid credit card ABS.

	Performance Through March 31, 2016
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	7.85%	0.53%	11.58%	11.75%	6.41%	5.32%
Standard & Poor’s 500 Index	8.49%	1.78%	11.81%	11.57%	7.00%	5.35%

For MWATX, the total expense ratio is 2.38% and the net expense ratio is 0.90%.*

*The Adviser has contractually agreed to reduce certain fees and/or reimburse expenses until July 31, 2016. Furthermore, the Adviser may recoup reduced fees and expenses within three years at the time of recoupment.

A Disciplined Value Philosophy

Volatility – be it upside or downside – is a constant reminder of the importance of discipline in the management of client assets. We continue to manage to our time-tested philosophy recognizing that prices often decouple from fundamental value, leading to opportunities relative to more emotional, momentum-based investors. This discipline, along with a commitment to a risk management process that aims to preserve capital, represents our steadfast approach to building and sustaining client assets.

Annual Report March 2016 / 8

Thank you again for your investment in the Metropolitan West Funds. We look forward to continuing to assist you in the achievement of your financial goals.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rates, issues, and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the Funds include derivatives risk, foreign securities risk, asset-backed securities investment risk, and prepayment risk. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including “leverage risk”. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the value of a Fund’s investments in foreign securities on changing currency values, political and economic environments in the countries where the Fund invests. Asset-backed securities investment risk refers to the risk that the impairment of the value of the collateral underlying the security in which a Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. Prepayment risk refers to the possibility that falling interest rates may cause the owners of the underlying to pay off their mortgages at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of a Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage risk refers to the limited ability of a Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding, which could create interest expenses that can exceed the income from the assets retained.

The views and forecasts expressed here are as of April 2016, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

Funds are distributed by Foreside Funds Distributors LLC, 400 Berwyn Park, Suite 110, 899 Cassatt Road, Berwyn, PA 19312.

This report must be preceded or accompanied by a prospectus.

9 / Annual Report March 2016

Metropolitan West Funds

Illustration of an Assumed Investment of $10,000

The graphs below illustrate the assumed investment of $10,000 for each of the Metropolitan West Funds. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.mwamllc.com. Returns are due in part to market conditions which may not be repeated in the future. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The performance tables and graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Unlike an index, the Fund’s total returns are reduced by transaction costs, taxes, management fees and other expenses.

Metropolitan West Ultra Short Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class M with the performance of the Merrill Lynch 1-Year U.S. Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Ultra Short Bond Fund Class M were 0.18% and 1.30%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Ultra Short Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Ultra Short Bond Fund Class I were 0.34% and 1.51%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Ultra Short Bond Fund Class I shares would have been valued at $11,616.

Metropolitan West Low Duration Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class M with the performance of the Merrill Lynch 1-3 Year U.S. Treasury Index. The one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class M were 0.22% and 2.80%, respectively. The graph assumes that distributions were reinvested.

Annual Report March 2016 / 10

For the Metropolitan West Low Duration Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Low Duration Bond Fund Class I were 0.44% and 3.01%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Class I shares would have been valued at $13,447.

The inception date for the Metropolitan West Low Duration Bond Fund Administrative Class was September 22, 2009. The one year and average annual since inception total returns for the Metropolitan West Low Duration Bond Fund Administrative Class were 0.13% and 4.01%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Low Duration Bond Fund Administrative Class shares would have been valued at $12,922.

Metropolitan West Intermediate Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class M with the performance of the Barclays U.S. Intermediate Government/Credit Bond Index. The one year and average annual 10 year total returns for the Metropolitan West Intermediate Bond Fund Class M were 1.03% and 5.19%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Intermediate Bond Fund Class I, the one year and average annual 10 year total returns total returns for the Metropolitan West Intermediate Bond Fund Class I were 1.28% and 5.41%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Intermediate Bond Fund Class I shares would have been valued at $16,938.

Metropolitan West Total Return Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Total Return Bond Fund Class M with the performance of the Barclays U.S. Aggregate Bond Index. The one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class M were 0.99% and 6.39%, respectively. The graph assumes that distributions were reinvested.

11 / Annual Report March 2016

For the Metropolitan West Total Return Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Total Return Bond Fund Class I were 1.31% and 6.62%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Class I shares would have been valued at $18,985.

The inception date for the Metropolitan West Total Return Bond Fund Administrative Class was December 18, 2009. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Administrative Class were 0.96% and 5.41%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Administrative Class shares would have been valued at $13,926.

The inception date for the Metropolitan West Total Return Bond Fund Plan Class was August 1, 2011. The one year and average annual since inception total returns for the Metropolitan West Total Return Bond Fund Plan Class were 1.33% and 4.62%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Total Return Bond Fund Plan Class shares would have been valued at $12,348.

Metropolitan West High Yield Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West High Yield Bond Fund Class M with the performance of the Barclays U.S. Corporate High Yield Index - 2% Issuer Cap. The one year and average annual 10 year total returns for the Metropolitan West High Yield Bond Fund Class M were -2.52% and 6.26%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West High Yield Bond Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West High Yield Bond Fund Class I were -2.28% and 6.52%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West High Yield Bond Fund Class I shares would have been valued at $18,807.

Annual Report March 2016 / 12

Metropolitan West Unconstrained Bond Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class M with the performance of the Merrill Lynch U.S. Libor 3- month average Index. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class M were -0.02% and 6.73%, respectively. The inception date for Class M was October 1, 2011. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Unconstrained Bond Fund Class I was October 1, 2011. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class I were 0.29% and 6.98%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class I shares would have been valued at $13,552.

Metropolitan West Floating Rate Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Floating Rate Income Fund Class M with the performance of the S&P/LSTA Leveraged Loan Index. The one year and average annual since inception total returns for the Metropolitan West Floating Rate Income Fund Class M were 0.23% and 2.85%, respectively. The inception date for Class M was June 28, 2013. The graph assumes that distributions were reinvested.

The inception date for the Metropolitan West Floating Rate Income Fund Class I was June 28, 2013. The one year and average annual since inception total returns for the Metropolitan West Unconstrained Bond Fund Class I were 0.53% and 3.05%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Unconstrained Bond Fund Class I shares would have been valued at $10,863.

13 / Annual Report March 2016

Metropolitan West Strategic Income Fund – Class M

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan West Strategic Income Fund Class M with the performance of the Merrill Lynch 3-month U.S. Treasury Index plus 200 basis points. The one year and average annual 10 year total returns for the Metropolitan West Strategic Income Fund Class M were -0.57% and 3.18%, respectively. The graph assumes that distributions were reinvested.

For the Metropolitan West Strategic Income Fund Class I, the one year and average annual 10 year total returns for the Metropolitan West Strategic Income Fund Class I were -0.25% and 3.43%, respectively. At the end of the same period, a $10,000 investment in the Metropolitan West Strategic Income Fund Class I shares would have been valued at $14,015.

Metropolitan West AlphaTrak 500 Fund

Total Return Performance

The graph below compares the increase in value of a $10,000 investment in the Metropolitan WestAlphaTrak 500 Fund with the performance of the S&P 500 Index. The one year and average annual 10 year total returns for the Metropolitan West AlphaTrak 500 Fund were 0.53% and 6.41%, respectively. The graph assumes that distributions were reinvested.

Annual Report March 2016 / 14

Metropolitan West Funds

Disclosure of Fund Expenses

For the Six Months Ended March 31, 2016

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 10/01/15	Ending Account Value 03/31/16	Expense Ratio[1]	Expenses Paid During Period[2]
ULTRA SHORT BOND FUND
Actual Fund Return
Class M	$1,000.00	$998.65	0.50%	$2.50
Class I	$1,000.00	$1,001.80	0.34%	$1.70
Hypothetical 5% Return
Class M	$1,000.00	$1,022.50	0.50%	$2.53
Class I	$1,000.00	$1,023.30	0.34%	$1.72
LOW DURATION BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,002.31	0.60%	$3.00
Class I	$1,000.00	$1,003.37	0.39%	$1.95
Administrative Class	$1,000.00	$1,001.54	0.71%	$3.55
Hypothetical 5% Return
Class M	$1,000.00	$1,022.00	0.60%	$3.03
Class I	$1,000.00	$1,023.05	0.39%	$1.97
Administrative Class	$1,000.00	$1,021.45	0.71%	$3.59

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 (to reflect the one-half year period shown).

15 / Annual Report March 2016

	Beginning Account Value 10/01/15	Ending Account Value 03/31/16	Expense Ratio[1]	Expenses Paid During Period[2]
INTERMEDIATE BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,010.90	0.70%	$3.52
Class I	$1,000.00	$1,013.10	0.45%	$2.26
Hypothetical 5% Return
Class M	$1,000.00	$1,021.50	0.70%	$3.54
Class I	$1,000.00	$1,022.75	0.45%	$2.28
TOTAL RETURN BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,018.16	0.67%	$3.38
Class I	$1,000.00	$1,020.21	0.45%	$2.27
Administrative Class	$1,000.00	$1,018.54	0.78%	$3.94
Plan Class	$1,000.00	$1,020.32	0.37%	$1.87
Hypothetical 5% Return
Class M	$1,000.00	$1,021.65	0.67%	$3.39
Class I	$1,000.00	$1,022.75	0.45%	$2.28
Administrative Class	$1,000.00	$1,021.10	0.78%	$3.94
Plan Class	$1,000.00	$1,023.15	0.37%	$1.87
HIGH YIELD BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,005.67	0.85%	$4.26
Class I	$1,000.00	$1,006.91	0.60%	$3.01
Hypothetical 5% Return
Class M	$1,000.00	$1,020.75	0.85%	$4.29
Class I	$1,000.00	$1,022.00	0.60%	$3.03
UNCONSTRAINED BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,005.86	1.04%	$5.22
Class I	$1,000.00	$1,006.47	0.74%	$3.71
Hypothetical 5% Return
Class M	$1,000.00	$1,019.80	1.04%	$5.25
Class I	$1,000.00	$1,021.30	0.74%	$3.74

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 (to reflect the one-half year period shown).

Annual Report March 2016 / 16

	Beginning Account Value 10/01/15	Ending Account Value 03/31/16	Expense Ratio[1]	Expenses Paid During Period[2]

FLOATING RATE INCOME FUND
Actual Fund Return
Class M	$1,000.00	$1,001.48	0.90%	$4.50
Class I	$1,000.00	$1,002.46	0.70%	$3.50
Hypothetical 5% Return
Class M	$1,000.00	$1,020.50	0.90%	$4.55
Class I	$1,000.00	$1,021.50	0.70%	$3.54
STRATEGIC INCOME FUND
Actual Fund Return
Class M	$1,000.00	$997.74	1.51%	$7.54
Class I	$1,000.00	$997.72	1.27%	$6.34
Hypothetical 5% Return
Class M	$1,000.00	$1,017.45	1.51%	$7.62
Class I	$1,000.00	$1,018.65	1.27%	$6.41
ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$1,078.49	0.90%	$4.68
Hypothetical 5% Return	$1,000.00	$1,020.50	0.90%	$4.55

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 (to reflect the one-half year period shown).

17 / Annual Report March 2016

Metropolitan West Funds

Summary of Portfolio Holdings

March 31, 2016

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. The “Distribution by Maturity” table is a percentage of market value. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ULTRA SHORT BOND FUND
Sector Diversification		Distribution by Maturity
U.S. Agency Mortgage-Backed	34.89%	0 to 1 years	39.95%
U.S. Treasury Securities	18.19%	1 year to 3 years	41.70%
Corporate Bonds	16.63%	3 years to 5 years	12.37%
U.S. Treasury Bills	9.91%	5 years to 10 years	5.82%
Non-Agency Mortgage-Backed	7.35%	10 years to 20 years	0.16%
Commercial Mortgage-Backed	5.13%	20 years +	0.00%
U.S. Agency Discount Notes	4.78%
Asset-Backed Securities	2.50%
Money Market RIC	1.89%
Other *	(1.27)%
Total	100.00%	Total	100.00%

LOW DURATION BOND FUND
Sector Diversification		Distribution by Maturity
U.S. Treasury Securities	27.67%	0 to 1 years	22.51%
Corporate Bonds	19.30%	1 year to 3 years	50.16%
Non-Agency Mortgage-Backed	17.03%	3 years to 5 years	15.76%
U.S. Agency Mortgage-Backed	13.83%	5 years to 10 years	9.85%
Asset-Backed Securities	10.57%	10 years to 20 years	1.39%
Commercial Mortgage-Backed	3.56%	20 years +	0.33%
U.S. Agency Discount Notes	3.07%
U.S. Treasury Bills	2.13%
Foreign Government Obligations	1.07%
Money Market RIC	0.92%
Bank Loans	0.42%
Municipal Bonds	0.31%
Purchased Swaptions	0.00%
Other *	0.12%
Total	100.00%	Total	100.00%

Annual Report March 2016 / 18

INTERMEDIATE BOND FUND
Sector Diversification		Distribution by Maturity
U.S. Treasury Securities	37.10%	0 to 1 years	9.29%
Corporate Bonds	28.89%	1 year to 3 years	33.37%
U.S. Agency Mortgage-Backed	10.06%	3 years to 5 years	28.86%
Asset-Backed Securities	7.61%	5 years to 10 years	26.48%
Non-Agency Mortgage-Backed	7.57%	10 years to 20 years	1.86%
U.S. Agency Discount Notes	3.36%	20 years +	0.14%
Commercial Mortgage-Backed	2.53%
Money Market RIC	2.20%
Foreign Government Obligations	1.01%
U.S. Treasury Bills	0.62%
Bank Loans	0.23%
Municipal Bonds	0.17%
Other *	(1.35)%
Total	100.00%	Total	100.00%

TOTAL RETURN BOND FUND
Sector Diversification		Distribution by Maturity
U.S. Treasury Securities	28.63%	0 to 1 years	7.97%
U.S. Agency Mortgage-Backed	26.50%	1 year to 3 years	17.44%
Corporate Bonds	21.56%	3 years to 5 years	24.53%
Non-Agency Mortgage-Backed	7.73%	5 years to 10 years	35.75%
Asset-Backed Securities	6.98%	10 years to 20 years	3.93%
U.S. Agency Discount Notes	4.97%	20 years +	10.38%
Commercial Mortgage-Backed	3.13%
U.S. Agency Securities	1.61%
Foreign Government Obligations	1.03%
U.S. Treasury Bills	1.01%
Money Market RIC	0.92%
Municipal Bonds	0.83%
Repurchase Agreements	0.34%
Bank Loans	0.18%
Call Options Purchased	0.00%
Other *	(5.42)%
Total	100.00%	Total	100.00%

19 / Annual Report March 2016

HIGH YIELD BOND FUND
Sector Diversification		Distribution by Maturity
Corporate Bonds	67.87%	0 to 1 years	31.90%
U.S. Treasury Bills	15.16%	1 year to 3 years	11.46%
Bank Loans	8.20%	3 years to 5 years	25.71%
U.S. Agency Discount Notes	4.46%	5 years to 10 years	25.87%
Money Market RIC	2.55%	10 years to 20 years	2.81%
Non-Agency Mortgage-Backed	0.61%	20 years +	2.25%
Common Stock	0.12%
Other *	1.03%
Total	100.00%	Total	100.00%

UNCONSTRAINED BOND FUND
Sector Diversification		Distribution by Maturity
Corporate Bonds	25.97%	0 to 1 years	19.44%
Non-Agency Mortgage-Backed	25.63%	1 year to 3 years	17.96%
Asset-Backed Securities	14.47%	3 years to 5 years	18.06%
Commercial Mortgage-Backed	13.83%	5 years to 10 years	31.71%
U.S. Agency Mortgage-Backed	7.31%	10 years to 20 years	8.74%
U.S. Treasury Bills	3.06%	20 years +	4.09%
U.S. Agency Securities	2.03%
U.S. Treasury Securities	2.03%
Foreign Government Obligations	1.77%
U.S. Agency Discount Notes	0.99%
Money Market RIC	0.87%
Bank Loans	0.68%
Common Stock	0.39%
Municipal Bonds	0.30%
Other *	0.67%
Total	100.00%	Total	100.00%

FLOATING RATE INCOME FUND
Sector Diversification		Distribution by Maturity
Bank Loans	75.04%	0 to 1 years	12.47%
Corporate Bonds	12.99%	1 year to 3 years	9.32%
U.S. Treasury Bills	6.31%	3 years to 5 years	34.06%
U.S. Agency Discount Notes	4.37%	5 years to 10 years	41.98%
Money Market RIC	1.16%	10 years to 20 years	0.27%
Other *	0.13%	20 years +	1.90%
Total	100.00%	Total	100.00%

Annual Report March 2016 / 20

STRATEGIC INCOME FUND
Sector Diversification		Distribution by Maturity
Non-Agency Mortgage-Backed	45.48%	0 to 1 years	12.24%
Corporate Bonds	19.30%	1 year to 3 years	21.60%
Asset-Backed Securities	15.63%	3 years to 5 years	21.50%
U.S. Agency Mortgage-Backed	7.02%	5 years to 10 years	27.95%
Commercial Mortgage-Backed	5.60%	10 years to 20 years	10.20%
U.S. Treasury Bills	3.18%	20 years +	6.51%
Money Market RIC	1.56%
U.S. Agency Securities	0.93%
Common Stock	0.63%
Bank Loans	0.25%
Other *	0.42%
Total	100.00%	Total	100.00%

ALPHATRAK 500 FUND
Sector Diversification		Distribution by Maturity
Non-Agency Mortgage-Backed	23.36%	0 to 1 years	35.92%
Corporate Bonds	22.04%	1 year to 3 years	21.91%
Asset-Backed Securities	15.21%	3 years to 5 years	14.72%
U.S. Agency Mortgage-Backed	15.13%	5 years to 10 years	18.67%
Commercial Mortgage-Backed	11.82%	10 years to 20 years	6.20%
U.S. Treasury Bills	7.89%	20 years +	2.58%
Mutual Funds	4.92%
U.S. Treasury Securities	2.08%
Other *	(2.45)%
Total	100.00%	Total	100.00%

* Includes cash and equivalents, futures, foreign currency exchange contracts, options written, swaps, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ most recent Form N-Q was filed for the quarter ended December 31, 2015. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

21 / Annual Report March 2016

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
BONDS – 84.69%
ASSET-BACKED SECURITIES — 2.50%**
Goal Capital Funding Trust, Series 2006-1, Class A3
0.75%	11/25/26	[2]	$53,413	$52,931
Nelnet Student Loan Trust, Series 2012-5A, Class A
1.03%	10/27/36	[2,3]	184,540	174,853
SLM Student Loan Trust, Series 2003-12, Class A5
0.91%	09/15/22	[2,3]	185,863	184,849
SLM Student Loan Trust, Series 2004-10, Class A6A
1.17%	04/27/26	[2,3]	770,000	753,540
SLM Student Loan Trust, Series 2004-3, Class A5
0.79%	07/25/23	[2]	624,540	606,083
SLM Student Loan Trust, Series 2005-8, Class A3
0.73%	10/25/24	[2]	217,744	217,458
SLM Student Loan Trust, Series 2006-4, Class A5
0.72%	10/27/25	[2]	431,045	429,225
SLM Student Loan Trust, Series 2007-7, Class A3
0.86%	04/25/17	[2]	134,073	133,968
SLM Student Loan Trust, Series 2008-5, Class A3
1.92%	01/25/18	[2]	4,901	4,903
SLM Student Loan Trust, Series 2012-6, Class A2
0.71%	09/25/19	[2]	243,083	242,315
SLM Student Loan Trust, Series 2013-4, Class A
0.98%	06/25/27	[2]	261,132	248,911
SLM Student Loan Trust, Series 2014-1, Class A2
0.81%	07/26/21	[2]	770,000	764,339

Total Asset-Backed Securities
(Cost $3,876,616)				3,813,375

CORPORATES — 16.63%*
Banking — 4.04%
Abbey National Treasury Services PLC/London (United Kingdom)
1.38%	03/13/17	[4]	400,000	400,472
Bank of America Corp. (MTN)
6.88%	04/25/18		450,000	494,516
Bank of America N.A. (BKNT)
0.93%	06/15/17	[2]	750,000	745,252
5.30%	03/15/17		250,000	258,780
Barclays Bank PLC, Series 1 (United Kingdom)
5.00%	09/22/16	[4]	350,000	356,370

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
HBOS PLC (EMTN) (United Kingdom)
1.33%	09/30/16	[4]	$325,000	$323,781
JPMorgan Chase Bank N.A.
0.96%	06/13/16	[2]	1,550,000	1,550,022
JPMorgan Chase Bank N.A. (BKNT)
5.88%	06/13/16		295,000	297,811
Macquarie Bank Ltd. (Australia)
1.08%	06/15/16	[2,3,4]	500,000	500,276
National City Bank (BKNT)
1.01%	06/07/17	[2]	700,000	695,587
UBS AG/Stamford CT (Switzerland)
1.20%	06/01/17	[2,4]	550,000	549,519

				6,172,386

Communications — 0.65%
T-Mobile USA, Inc.
6.63%	11/15/20		80,000	82,700
Verizon Communications, Inc.
2.16%	09/15/16	[2]	900,000	904,819

				987,519

Consumer Discretionary — 0.38%
Anheuser-Busch InBev Finance, Inc.
1.90%	02/01/19		580,000	588,142

Electric — 0.27%
Entergy Corp.
4.70%	01/15/17		400,000	407,349

Energy — 0.42%
Trans-Canada Pipelines Ltd. (Canada)
1.31%	06/30/16	[2,4]	650,000	649,466

Finance — 3.78%
Citigroup, Inc.
1.58%	07/25/16	[2]	1,800,000	1,803,252
Ford Motor Credit Co. LLC
1.87%	05/09/16	[2]	600,000	600,486
GE Capital International Funding Co. (Ireland)
0.96%	04/15/16	[3,4]	506,000	506,030
General Motors Financial Co., Inc.
3.00%	09/25/17		650,000	655,281
Goldman Sachs Group, Inc. (The)
6.25%	09/01/17		750,000	797,814
International Lease Finance Corp.
6.75%	09/01/16	[3]	500,000	509,375
Morgan Stanley
1.37%	01/05/18	[2]	400,000	398,727
Morgan Stanley (GMTN)
5.45%	01/09/17		250,000	258,212

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 22

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Morgan Stanley (MTN)
1.07%	10/18/16	[2]	$260,000	$259,798

				5,788,975

Food — 0.31%
Kraft Heinz Co.
1.60%	06/30/17	[3]	480,000	481,692

Health Care — 0.49%
UnitedHealth Group, Inc.
1.07%	01/17/17	[2]	750,000	750,798

Information Technology — 0.29%
Apple, Inc.
1.70%	02/22/19		435,000	441,067

Insurance — 0.49%
Metropolitan Life Global Funding I
1.15%	07/15/16	[2,3]	250,000	250,333
New York Life Global Funding
1.55%	11/02/18	[3]	500,000	500,512

				750,845

Real Estate Investment Trust (REIT) — 4.35%
AvalonBay Communities, Inc. (GMTN)
5.75%	09/15/16		525,000	535,338
Duke Realty LP
5.95%	02/15/17		750,000	777,392
Essex Portfolio LP
5.50%	03/15/17		650,000	673,613
HCP, Inc.
6.00%	01/30/17		1,100,000	1,136,529
Highwoods Realty LP
5.85%	03/15/17		750,000	776,879
Ventas Realty LP
1.55%	09/26/16		750,000	750,715
Vereit Operating Partnership LP
2.00%	02/06/17		650,000	648,375
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[3]	750,000	746,031
Welltower, Inc.
6.20%	06/01/16		600,000	604,520

				6,649,392

Retail — 0.49%
Walgreens Boots Alliance, Inc.
1.07%	05/18/16	[2]	745,000	745,127

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation — 0.67%
Continental Airlines Pass-Through Trust, Series 2000-1, Class A-1
8.05%	11/01/20		$334,453	$368,935
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G1
0.99%	08/15/16	[2]	62,366	62,366
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G2
1.07%	11/15/16	[2]	600,000	595,500

				1,026,801

Total Corporates
(Cost $25,382,179)				25,439,559

MORTGAGE-BACKED — 47.37%**
Commercial Mortgage-Backed — 5.13%
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A1S
5.61%	10/15/48		892,514	899,623
Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class A1
0.67%	10/15/45		211,889	211,559
DBRR Trust, Series 2013-EZ3, Class A
1.64%	12/18/49	[2,3]	356,579	356,411
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1
3.74%	11/10/46	[3]	296,635	297,468
DBUBS Mortgage Trust, Series 2011-LC2A, Class A1
3.53%	07/10/44	[3]	671,593	697,506
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A1
1.08%	07/15/45		301,072	299,462
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3S
5.24%	05/15/47	[3]	91,066	90,958
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class ASB
5.69%	02/12/51		49,732	50,535
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class ASB
5.74%	06/15/49	[2]	98,721	99,961
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A2
3.67%	02/15/46	[3]	33,994	34,576
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A3
4.39%	02/15/46	[3]	1,100,000	1,148,637

See accompanying notes to Schedule of Portfolio Investments.

23 / Annual Report March 2016

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class A3
4.11%	07/15/46	[3]	$980,000	$1,023,736
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A
5.84%	06/12/50	[2]	559,673	574,062
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A1
0.74%	02/15/46		540,455	538,336
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4
5.51%	04/15/47		750,000	761,327
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3
5.70%	06/15/49	[2]	750,000	767,734

				7,851,891

Non-Agency Mortgage-Backed — 7.35%
Aames Mortgage Investment Trust, Series 2002-1, Class A3 (STEP)
6.28%	06/25/32		33,023	31,824
Adjustable Rate Mortgage Trust, Series 2005-1, Class 1A1
2.99%	05/25/35	[2]	454,333	405,891
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A41
2.99%	02/25/36	[2]	18,748	18,713
Banc of America Funding Trust, Series 2003-2, Class 1A1
6.50%	06/25/32		7,405	7,815
Banc of America Mortgage Securities, Inc., Series 2003-A, Class 2A2
3.43%	02/25/33	[2]	2,375	2,330
BCAP LLC Trust, Series 2007-AA1, Class 1A2
0.59%	02/25/47	[2]	204,049	192,328
Centex Home Equity Loan Trust, Series 2005-D, Class M1
0.86%	10/25/35	[2]	242,372	242,387
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.18%	02/25/34	[2]	106,662	103,814
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.61%	03/25/37	[2]	1,334,197	1,323,044
Conseco Financial Corp., Series 1994-1, Class A5
7.65%	04/15/19		143	148
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		110,456	115,439

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR31, Class 4A2
2.78%	11/25/32	[2]	$176,568	$159,220
Credit Suisse Mortgage Trust, Series 2007-C5, Class AAB
5.62%	09/15/40	[2]	209,223	211,560
DSLA Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
0.80%	07/19/44	[2]	273,970	264,132
EquiFirst Mortgage Loan Trust, Series 2005-1, Class M1
1.06%	04/25/35	[2]	20,795	20,846
First Franklin Mortgage Loan Trust, Series 2006-FF10, Class A4
0.58%	07/25/36	[2]	710,905	678,210
Fremont Home Loan Trust, Series 2005-C, Class M1
0.91%	07/25/35	[2]	231,145	227,333
GE Mortgage Services LLC, Series 1998-HE1, Class A7
6.47%	06/25/28		26	26
GMAC Mortgage Corp. Loan Trust, Series 2003-GH1, Class A5 (STEP)
5.47%	07/25/34		16,018	16,281
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		564	565
Home Loan Trust, Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29		1,667	1,662
HSBC Home Equity Loan Trust, Series 2007-3, Class APT
1.63%	11/20/36	[2]	408,662	408,378
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
1.21%	12/25/34	[2]	624,351	523,088
IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
2.88%	10/25/34	[2]	454,712	435,092
IndyMac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	08/25/29	[2]	32,908	32,775
JPMorgan Mortgage Acquisition Corp., Series 2005-FLD1, Class M3
1.21%	07/25/35	[2]	784,939	779,542
JPMorgan Mortgage Trust, Series 2005-A2, Class 9A1
2.75%	04/25/35	[2]	428,904	426,505
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
2.87%	01/25/34	[2]	13,350	12,736

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 24

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust, Series 2004-12, Class 5A1
2.76%	10/25/34	[2]	$569,819	$523,528
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
1.63%	06/25/34	[2]	6,208	5,918
MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A2
0.54%	03/25/47	[2]	276,833	271,902
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.70%	10/25/32	[2]	64,405	62,795
Merrill Lynch Mortgage Investors, Inc., Series 2003-A1, Class 2A
2.79%	12/25/32	[2]	206,055	203,358
Mid-State Trust VI, Series 2006, Class A4
7.79%	07/01/35		22,856	24,324
Morgan Stanley Capital I Trust, Series 2006-NC1, Class A4
0.73%	12/25/35	[2]	696,961	667,614
Residential Asset Mortgage Products Trust, Series 2003-RZ3, Class A6 (STEP)
3.90%	03/25/33		94,335	94,866
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A2
8.50%	11/25/31		34,570	12,099
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A8
6.50%	11/25/31		80,564	81,872
Residential Asset Securities Trust, Series 2004-IP2, Class 2A1
2.75%	12/25/34	[2]	215,966	215,349
Residential Asset Securities Trust, Series 2005-KS12, Class A3
0.75%	01/25/36	[2]	341,809	339,429
Soundview Home Loan Trust, Series 2006-WF2, Class A2C
0.57%	12/25/36	[2]	227,118	226,319
Springleaf Mortgage Loan Trust, Series 2013-1A, Class A
1.27%	06/25/58	[2,3]	1,156,714	1,157,105
Structured Asset Securities Corp., Series 2001-15A, Class 4A1
2.65%	10/25/31	[2]	32,874	32,726
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[3,5]	3,464,364	48,988
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.97%	04/15/30	[2,5]	1,243	161

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
1.75%	06/25/42	[2]	$61,596	$59,066
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
2.55%	06/25/33	[2]	174,678	173,782
WaMu Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
0.93%	06/25/35	[2]	313,457	239,361
Wells Fargo Home Equity Trust, Series 2005-4, Class AI3
0.81%	12/25/35	[2]	153,774	153,523

				11,235,769

U.S. Agency Mortgage-Backed — 34.89%
Fannie Mae Pool 111643
2.17%	09/01/20	[2]	5,330	5,403
Fannie Mae Pool 254548
5.50%	12/01/32		241,612	273,558
Fannie Mae Pool 523829
8.00%	11/01/19		46,271	49,410
Fannie Mae Pool 555098
2.72%	11/01/32	[2]	47,997	50,888
Fannie Mae Pool 555424
5.50%	05/01/33		159,032	178,823
Fannie Mae Pool 567002
8.00%	05/01/23		38,613	42,862
Fannie Mae Pool 646884
1.92%	05/01/32	[2]	4,564	4,684
Fannie Mae Pool 648860
6.50%	05/01/17		36,172	36,775
Fannie Mae Pool 655133
7.00%	08/01/32		24,518	28,177
Fannie Mae Pool 655151
7.00%	08/01/32		16,919	18,176
Fannie Mae Pool 762525
6.50%	11/01/33		30,156	33,995
Fannie Mae Pool 770900
2.19%	04/01/34	[2]	260,370	267,952
Fannie Mae Pool 893489
2.48%	09/01/36	[2]	46,401	48,796
Fannie Mae Pool AD0538
6.00%	05/01/24		140,720	155,319
Fannie Mae Pool AE0443
6.50%	10/01/39		202,850	234,442
Fannie Mae Pool AL0851
6.00%	10/01/40		173,402	198,016

See accompanying notes to Schedule of Portfolio Investments.

25 / Annual Report March 2016

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 1988-12, Class A
4.15%	02/25/18	[2]	$ 7,159	$ 7,278
Fannie Mae REMICS, Series 1993-80, Class S
10.35%	05/25/23	[2]	2,211	2,555
Fannie Mae REMICS, Series 2001-42, Class SB
8.50%	09/25/31	[2]	2,558	3,263
Fannie Mae REMICS, Series 2001-60, Class OF
1.38%	10/25/31	[2]	209,099	212,972
Fannie Mae REMICS, Series 2002-30, Class FB
1.43%	08/25/31	[2]	281,363	286,358
Fannie Mae REMICS, Series 2003-117, Class XF
0.78%	08/25/33	[2]	229,547	230,048
Fannie Mae REMICS, Series 2003-124, Class TS
9.80%	01/25/34	[2]	30,303	38,379
Fannie Mae REMICS, Series 2003-134, Class FC
1.03%	12/25/32	[2]	892,487	900,252
Fannie Mae REMICS, Series 2003-29, Class F
0.93%	12/25/32	[2]	514,385	516,370
Fannie Mae REMICS, Series 2003-64, Class KS
9.08%	07/25/18	[2]	64,415	68,841
Fannie Mae REMICS, Series 2004-38, Class FT
0.86%	10/25/33	[2]	583,086	585,707
Fannie Mae REMICS, Series 2004-60, Class FW
0.88%	04/25/34	[2]	838,786	842,662
Fannie Mae REMICS, Series 2004-79, Class F
0.73%	08/25/32	[2]	238,087	238,134
Fannie Mae REMICS, Series 2004-96, Class MT
7.00%	12/25/34	[2]	10,049	11,087
Fannie Mae REMICS, Series 2005-57, Class EG
0.73%	03/25/35	[2]	715,588	716,123
Fannie Mae REMICS, Series 2006-56, Class FD
0.68%	07/25/36	[2]	718,501	717,768
Fannie Mae REMICS, Series 2006-84, Class WF
0.73%	02/25/36	[2]	303,368	303,970

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2007-68, Class SC (IO)
6.27%	07/25/37	[2]	$ 292,005	$ 54,234
Fannie Mae REMICS, Series 2008-47, Class PF
0.93%	06/25/38	[2]	149,433	150,085
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		118,293	127,240
Fannie Mae REMICS, Series 2009-33, Class FB
1.25%	03/25/37	[2]	285,349	290,093
Fannie Mae REMICS, Series 2010-109, Class PF
0.83%	10/25/40	[2]	167,539	167,705
Fannie Mae REMICS, Series 2010-119, Class FK
0.93%	04/25/40	[2]	299,544	300,230
Fannie Mae REMICS, Series 2010-26, Class S (IO)
5.80%	11/25/36	[2]	880,693	156,942
Fannie Mae REMICS, Series 2010-35, Class FL
0.88%	07/25/38	[2]	699,005	700,638
Fannie Mae REMICS, Series 2011-71, Class FB
0.93%	05/25/37	[2]	387,902	390,208
Fannie Mae REMICS, Series 2011-8, Class PF
0.93%	01/25/40	[2]	386,122	387,397
Fannie Mae REMICS, Series 2012-19, Class FP
0.93%	12/25/39	[2]	1,238,164	1,253,991
Fannie Mae REMICS, Series 2012-33, Class F
0.95%	04/25/42	[2]	1,196,839	1,205,677
Fannie Mae REMICS, Series 2013-75, Class FC
0.68%	07/25/42	[2]	1,141,579	1,138,015
Fannie Mae REMICS. Series 2004-92, Class FD
0.78%	05/25/34	[2]	1,118,357	1,120,739
Fannie Mae-Aces, Series 2013-M4, Class ASQ2
1.45%	02/25/18		696,430	698,563
Fannie Mae-Aces, Series 2014-M12, Class FA
0.72%	10/25/21	[2]	442,389	439,419
Fannie Mae-Aces, Series 2014-M5, Class FA
0.75%	01/25/17	[2]	123,800	123,944
Freddie Mac Gold Pool C90237
6.50%	11/01/18		18,974	21,606

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 26

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool C90474
7.00%	08/01/21		$ 35,018	$ 37,904
Freddie Mac Gold Pool D93410
6.50%	04/01/19		20,203	23,006
Freddie Mac Gold Pool G13107
5.50%	07/01/20		141,477	147,403
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K006, Class A1
3.40%	07/25/19		809,377	834,670
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010, Class A1
3.32%	07/25/20		523,250	537,938
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF05, Class A
0.78%	09/25/21	[2]	1,088,737	1,085,713
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS02, Class A
0.81%	08/25/23	[2]	973,319	962,540
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
4.19%	08/25/19		855,000	929,310
Freddie Mac Non Gold Pool 775554
2.27%	10/01/18	[2]	1,042	1,049
Freddie Mac Non Gold Pool 865369
2.78%	06/01/22	[2]	146	147
Freddie Mac REMICS, Series 1526, Class L
6.50%	06/15/23		5,573	6,193
Freddie Mac REMICS, Series 2368, Class AF
1.39%	10/15/31	[2]	105,097	106,982
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		4,214	278
Freddie Mac REMICS, Series 2733, Class FB
1.04%	10/15/33	[2]	1,060,000	1,071,911
Freddie Mac REMICS, Series 2763, Class FC
0.79%	04/15/32	[2]	815,973	818,609
Freddie Mac REMICS, Series 2945, Class LD
4.00%	02/15/35		39,893	41,001
Freddie Mac REMICS, Series 2990, Class DE
0.82%	11/15/34	[2]	1,119,243	1,124,356

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 2990, Class LE
0.76%	10/15/34	[2]	$ 828,667	$ 830,467
Freddie Mac REMICS, Series 3001, Class HS
15.66%	02/15/35	[2]	21,044	22,743
Freddie Mac REMICS, Series 3085, Class FW
1.14%	08/15/35	[2]	1,073,489	1,091,295
Freddie Mac REMICS, Series 3174, Class FM
0.68%	05/15/36	[2]	9,886	9,886
Freddie Mac REMICS, Series 3196, Class FA
0.79%	04/15/32	[2]	972,693	974,740
Freddie Mac REMICS, Series 3300, Class FA
0.74%	08/15/35	[2]	999,058	995,827
Freddie Mac REMICS, Series 3325, Class NF
0.74%	08/15/35	[2]	200,697	200,047
Freddie Mac REMICS, Series 3345, Class FP
0.64%	11/15/36	[2]	1,837	1,838
Freddie Mac REMICS, Series 3346, Class FA
0.67%	02/15/19	[2]	431,738	432,038
Freddie Mac REMICS, Series 3423, Class FA
0.94%	06/15/36	[2]	152,236	152,447
Freddie Mac REMICS, Series 3652, Class PF
1.19%	07/15/32	[2]	99,760	100,468
Freddie Mac REMICS, Series 3767, Class JF
0.74%	02/15/39	[2]	1,153,933	1,154,062
Freddie Mac REMICS, Series 3792, Class DF
0.84%	11/15/40	[2]	1,319,068	1,321,232
Freddie Mac REMICS, Series 3806, Class DF
0.84%	08/15/25	[2]	468,686	470,904
Freddie Mac REMICS, Series 3828, Class TF
0.84%	04/15/29	[2]	380,957	382,037
Freddie Mac REMICS, Series 3831, Class PV
5.00%	05/15/25		893,054	933,073
Freddie Mac REMICS, Series 3845, Class FQ
0.69%	02/15/26	[2]	792,882	792,961

See accompanying notes to Schedule of Portfolio Investments.

27 / Annual Report March 2016

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3895, Class BF
0.94%	07/15/41	[2]	$ 504,365	$ 505,628
Freddie Mac REMICS, Series 3946, Class FG
0.79%	10/15/39	[2]	796,107	796,008
Freddie Mac REMICS, Series 4109, Class KF
0.84%	05/15/32	[2]	1,151,448	1,153,443
Freddie Mac Strips, Series 263, Class F5
0.94%	06/15/42	[2]	788,468	787,046
Ginnie Mae II Pool 80546
2.00%	10/20/31	[2]	17,908	18,529
Ginnie Mae II Pool 80610
1.75%	06/20/32	[2]	225,486	232,259
Ginnie Mae II Pool 80614
1.88%	07/20/32	[2]	29,236	30,517
Ginnie Mae II Pool 80687
1.75%	04/20/33	[2]	165,239	172,437
Ginnie Mae II Pool 8339
2.00%	12/20/23	[2]	32,605	33,622
Ginnie Mae II Pool 8684
1.88%	08/20/25	[2]	46,021	47,676
Ginnie Mae II Pool MA0331
2.50%	08/20/42	[2]	432,556	441,903
Ginnie Mae, Series 2001-22, Class FK
0.79%	05/16/31	[2]	1,244,977	1,246,950
Ginnie Mae, Series 2001-51, Class FA
0.94%	10/16/31	[2]	1,246,063	1,252,778
Ginnie Mae, Series 2002-16, Class FV
0.84%	02/16/32	[2]	1,333,594	1,337,405
Ginnie Mae, Series 2002-20, Class FC
0.74%	03/16/32	[2]	494,597	494,263
Ginnie Mae, Series 2002-72, Class FB
0.83%	10/20/32	[2]	306,078	307,170
Ginnie Mae, Series 2002-72, Class FC
0.83%	10/20/32	[2]	291,920	292,962
Ginnie Mae, Series 2003-42, Class FA
0.84%	07/16/31	[2]	1,352,466	1,355,530
Ginnie Mae, Series 2004-2, Class FW
1.84%	01/16/34	[2]	488,923	512,652
Ginnie Mae, Series 2009-66, Class UF
1.44%	08/16/39	[2]	320,224	324,439
Ginnie Mae, Series 2009-92, Class FC
1.24%	10/16/39	[2]	308,615	311,482
Ginnie Mae, Series 2010-108, Class PF
0.83%	02/20/38	[2]	619,491	621,213
Ginnie Mae, Series 2010-2, Class FA
0.93%	05/20/37	[2]	424,089	424,728

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[2]	$ 4,199,016	$ 81,149
Ginnie Mae, Series 2011-80, Class BF
0.76%	06/20/36	[2]	536,107	536,593
Ginnie Mae, Series 2012-10, Class FP
0.73%	01/20/41	[2]	503,057	502,562
Ginnie Mae, Series 2012-13, Class KF
0.73%	07/20/38	[2]	1,025,985	1,028,149
NCUA Guaranteed Notes, Series 2010-C1, Class A2
2.90%	10/29/20		223,231	223,367
NCUA Guaranteed Notes, Series 2010-R1, Class A1
0.89%	10/07/20	[2]	1,036,979	1,036,673
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.81%	11/06/17	[2]	1,182,936	1,183,467
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
1.00%	12/08/20	[2]	897,632	899,316
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.96%	03/09/21	[2]	701,756	699,407
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
0.84%	03/11/20	[2]	475,918	476,598
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
0.82%	03/06/20	[2]	212,604	212,546
NCUA Guaranteed Notes, Series 2011-R5, Class 1A
0.82%	04/06/20	[2]	159,902	159,252

				53,370,563

Total Mortgage-Backed (Cost $72,323,688)				72,458,223

U.S. TREASURY SECURITIES — 18.19%
U.S. Treasury Notes — 18.19%
U.S. Treasury Notes
0.40%	10/31/17	[2]	2,900,000	2,900,470
0.50%	01/31/17		5,790,000	5,785,716
0.51%	01/31/18	[2]	2,900,000	2,903,327
0.75%	02/28/18		4,370,000	4,371,365
0.88%	07/15/17		10,946,000	10,974,219
U.S. Treasury Notes - Treasury Inflation Indexed Notes
2.50%	07/15/16	[6]	873,982	889,699

Total U.S. Treasury Securities (Cost $27,780,766)				27,824,796

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 28

Ultra Short Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Value
Total Bonds – 84.69% (Cost $129,363,249)	$129,535,953

Issues	Maturity Date	Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 16.58%
Money Market Funds — 1.89%
Morgan Stanley Institutional Liquidity Fund
0.25%[7]		$ 2,884,000	2,884,000

U.S. Agency Discount Notes — 4.78%
Federal Home Loan Bank
0.29%[8]	04/07/16	2,000,000	1,999,934
0.33%[8]	05/10/16	3,800,000	3,798,970
0.50%[8]	09/06/16	1,520,000	1,517,266

			7,316,170

U.S. Treasury Bills — 9.91%
U.S. Treasury Bills
0.13%[8]	04/14/16	3,500,000	3,499,874
0.43%[8]	08/18/16	11,680,000	11,665,131

			15,165,005

Total Short-Term Investments (Cost $25,360,112)			25,365,175

Total Investments – 101.27%

(Cost $154,723,361)[1]	154,901,128

Liabilities in Excess of Other Assets – (1.27)%	(1,938,414)

Net Assets – 100.00%	$152,962,714

Notes:

[1]	Cost for federal income tax purposes is $154,732,288 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$868,694
Gross unrealized (depreciation)	(699,854)

Net unrealized appreciation	$168,840

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2016.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $49,149 , which is 0.03% of total net assets.
[6]	Inflation protected security. Principal amount reflects original security face amount.
[7]	Represents the current yield as of March 31, 2016.
[8]	Represents annualized yield at date of purchase.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(EMTN): Euro medium-term note

(GMTN): Global medium-term note

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

See accompanying notes to Schedule of Portfolio Investments.

29 / Annual Report March 2016

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
BONDS – 92.69%
ASSET-BACKED SECURITIES — 10.57%**
Access Group, Inc., Series 2015-1, Class A
1.13%	07/25/56	[2,3]	$3,648,534	$3,498,886
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
0.73%	04/25/35	[2,3]	431,885	394,242
Bayview Commercial Asset Trust, Series 2007-1, Class A1
0.65%	03/25/37	[2,3]	372,021	324,385
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.67%	07/25/37	[2,3]	3,321,778	2,782,327
Blue Hill CLO Ltd., Series 2013-1A, Class A (Cayman Islands)
2.10%	01/15/26	[2,3,4]	8,110,000	8,044,414
Brazos Higher Education Authority, Inc., Series 2003 I, Class A3
0.74%	09/26/22	[2]	1,261,715	1,256,672
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.83%	02/25/35	[2]	3,070,000	2,890,724
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2
1.43%	02/25/30	[2]	226,468	224,173
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.62%	10/27/36	[2]	5,075,000	4,908,190
Chase Issuance Trust, Series 2014-A3, Class A3
0.64%	05/15/18	[2]	8,695,000	8,694,354
Citibank Credit Card Issuance Trust, Series 2014-A3, Class A3
0.64%	05/09/18	[2]	8,640,000	8,640,883
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
2.12%	04/15/27	[2,3,4]	9,280,000	9,231,558
Education Loan Asset-Backed Trust, Series 2013-1A, Class A2
1.23%	04/26/32	[2,3]	8,375,000	7,986,955
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
1.08%	08/27/46	[2,3]	8,047,359	7,380,024
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L
0.70%	05/25/23	[2,3]	737,564	727,737
GE Business Loan Trust, Series 2004-2A, Class A
0.66%	12/15/32	[2,3]	1,425,191	1,405,342
GE Business Loan Trust, Series 2005-1A, Class A3
0.69%	06/15/33	[2,3]	1,111,135	1,025,787
Goal Capital Funding Trust, Series 2006-1, Class A3
0.75%	11/25/26	[2]	759,991	753,135

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Goal Capital Funding Trust, Series 2006-1, Class B
1.08%	08/25/42	[2]	$ 3,598,517	$ 3,170,879
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[3]	4,937,218	5,077,838
Limerock CLO II Ltd., Series 2014-2A, Class A (Cayman Islands)
2.12%	04/18/26	[2,3,4]	7,055,000	6,987,632
Magnetite XII CLO Ltd., Series 2015-12A, Class A (Cayman Islands)
2.12%	04/15/27	[2,3,4]	9,280,000	9,239,103
National Collegiate Student Loan Trust, Series 2006-3, Class A3
0.58%	10/25/27	[2]	619,111	614,747
National Collegiate Student Loan Trust, Series 2007-1, Class A2
0.56%	11/27/28	[2]	178,398	177,746
National Collegiate Student Loan Trust, Series 2007-2, Class A2
0.56%	06/26/28	[2]	2,999,404	2,932,534
Navient Student Loan Trust, Series 2014-8, Class A2
0.87%	04/25/23	[2]	17,800,000	17,603,355
Nelnet Student Loan Trust, Series 2012-5A, Class A
1.03%	10/27/36	[2,3]	3,041,721	2,882,062
Nelnet Student Loan Trust, Series 2013-1A, Class A
1.03%	06/25/41	[2,3]	4,539,768	4,342,012
Nelnet Student Loan Trust, Series 2014-5A, Class A
0.98%	07/25/41	[2,3]	14,504,853	13,826,954
North Carolina State Education Authority, Series 2011-1, Class A3
1.52%	10/25/41	[2]	5,500,000	5,234,026
Northstar Education Finance, Inc., Series 2007-1, Class A1
0.01%	04/28/30	[2]	5,605,000	5,379,444
SLC Student Loan Trust I, Series 2002-2, Class B2
1.60%	07/01/42	[2,3]	4,100,000	3,177,869
SLC Student Loan Trust, Series 2004-1, Class B
0.91%	08/15/31	[2]	1,753,335	1,488,626
SLC Student Loan Trust, Series 2006-1, Class A4
0.71%	12/15/21	[2]	66,050	65,638
SLC Student Loan Trust, Series 2007-1, Class A4
0.68%	05/15/29	[2]	7,899,965	7,456,717
SLM Student Loan Trust, Series 2003-11, Class A5
0.68%	12/15/22	[2,3]	4,067,216	4,026,461

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 30

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2003-12, Class A5
0.91%	09/15/22	[2,3]	$ 4,050,121	$ 4,028,038
SLM Student Loan Trust, Series 2004-1, Class A3
0.83%	04/25/23	[2]	86,437	85,586
SLM Student Loan Trust, Series 2004-10, Class A6A
1.17%	04/27/26	[2,3]	18,130,000	17,742,435
SLM Student Loan Trust, Series 2004-10, Class A6B
1.17%	04/27/26	[2,3]	17,630,000	17,381,931
SLM Student Loan Trust, Series 2004-2, Class B
1.09%	07/25/39	[2]	2,077,567	1,774,902
SLM Student Loan Trust, Series 2004-5A, Class A5
1.22%	10/25/23	[2,3]	4,651,391	4,629,696
SLM Student Loan Trust, Series 2004-7, Class A5
0.79%	01/27/20	[2]	303,416	300,445
SLM Student Loan Trust, Series 2004-8, Class B
1.08%	01/25/40	[2]	769,637	659,159
SLM Student Loan Trust, Series 2005-10, Class A4
0.73%	10/25/19	[2]	3,120,820	3,112,132
SLM Student Loan Trust, Series 2005-4, Class B
0.80%	07/25/40	[2]	2,590,507	2,197,397
SLM Student Loan Trust, Series 2005-5, Class A3
0.72%	04/25/25	[2]	387,432	384,157
SLM Student Loan Trust, Series 2005-8, Class A3
0.73%	10/25/24	[2]	825,289	824,203
SLM Student Loan Trust, Series 2005-8, Class A4
1.37%	01/25/28	[2]	9,485,000	9,361,888
SLM Student Loan Trust, Series 2006-2, Class A6
0.79%	01/25/41	[2]	6,000,000	5,185,916
SLM Student Loan Trust, Series 2006-4, Class A5
0.72%	10/27/25	[2]	3,716,664	3,700,972
SLM Student Loan Trust, Series 2006-5, Class A5
0.73%	01/25/27	[2]	8,874,038	8,644,526
SLM Student Loan Trust, Series 2006-8, Class A6
0.78%	01/25/41	[2]	6,000,000	5,171,032
SLM Student Loan Trust, Series 2007-1, Class A5
0.71%	01/26/26	[2]	2,970,000	2,832,033

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2007-6, Class A4
1.00%	10/25/24	[2]	$ 4,330,000	$ 4,143,864
SLM Student Loan Trust, Series 2007-6, Class B
1.47%	04/27/43	[2]	915,796	785,176
SLM Student Loan Trust, Series 2007-7, Class A3
0.86%	04/25/17	[2]	947,989	947,251
SLM Student Loan Trust, Series 2008-2, Class B
1.82%	01/25/29	[2]	1,095,000	913,164
SLM Student Loan Trust, Series 2008-3, Class B
1.82%	04/25/29	[2]	1,095,000	915,127
SLM Student Loan Trust, Series 2008-4, Class B
2.47%	04/25/29	[2]	1,095,000	993,980
SLM Student Loan Trust, Series 2008-5, Class A3
1.92%	01/25/18	[2]	45,262	45,272
SLM Student Loan Trust, Series 2008-5, Class B
2.47%	07/25/29	[2]	1,095,000	983,852
SLM Student Loan Trust, Series 2008-6, Class B
2.47%	07/25/29	[2]	1,095,000	1,006,569
SLM Student Loan Trust, Series 2008-7, Class B
2.47%	07/25/29	[2]	1,095,000	967,611
SLM Student Loan Trust, Series 2008-8, Class A4
2.12%	04/25/23	[2]	8,200,000	8,121,065
SLM Student Loan Trust, Series 2008-8, Class B
2.87%	10/25/29	[2]	1,095,000	1,046,423
SLM Student Loan Trust, Series 2008-9, Class A
2.12%	04/25/23	[2]	13,453,297	13,313,995
SLM Student Loan Trust, Series 2008-9, Class B
2.87%	10/25/29	[2]	1,095,000	1,037,890
SLM Student Loan Trust, Series 2011-1, Class A1
0.95%	03/25/26	[2]	404,349	398,105
SLM Student Loan Trust, Series 2012-1, Class A2
0.88%	11/25/20	[2]	1,408,667	1,404,302
SLM Student Loan Trust, Series 2012-1, Class A3
1.38%	09/25/28	[2]	7,470,000	7,303,116
SLM Student Loan Trust, Series 2012-5, Class A2
0.73%	06/25/19	[2]	1,166,513	1,155,487

See accompanying notes to Schedule of Portfolio Investments.

31 / Annual Report March 2016

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2012-6, Class A2
0.71%	09/25/19	[2]	$ 609,443	$ 607,517
SLM Student Loan Trust, Series 2012-6, Class A3
1.18%	05/26/26	[2]	8,877,000	8,575,887
SLM Student Loan Trust, Series 2012-7, Class A2
0.71%	09/25/19	[2]	10,868,452	10,751,723
SLM Student Loan Trust, Series 2012-7, Class A3
1.08%	05/26/26	[2]	4,460,000	4,267,404
SLM Student Loan Trust, Series 2013-1, Class A2
0.68%	09/25/19	[2]	752,381	743,293
SLM Student Loan Trust, Series 2013-3, Class A2
0.73%	05/26/20	[2]	5,942,702	5,910,558
SLM Student Loan Trust, Series 2013-4, Class A
0.98%	06/25/27	[2]	5,944,200	5,666,012
SLM Student Loan Trust, Series 2013-5, Class A2
0.83%	10/26/20	[2]	5,853,025	5,824,083
SLM Student Loan Trust, Series 2013-6, Class A2
0.93%	02/25/21	[2]	7,447,491	7,416,260
SLM Student Loan Trust, Series 2014-1, Class A3
1.03%	02/26/29	[2]	6,865,000	6,523,050
SLM Student Loan Trust, Series 2014-2, Class A2
0.78%	10/25/21	[2]	4,665,000	4,602,675
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40	[3]	2,678,407	2,711,887

Total Asset-Backed Securities (Cost $367,213,825)				360,952,477

BANK LOANS — 0.42%*
Electric — 0.06%
Chief Power Finance LLC, Term Loan B, 1st Lien
5.75%	12/31/20	[2]	2,468,750	2,147,813

Finance — 0.14%
Delos Finance SARL, Term Loan B, 1st Lien
3.50%	02/27/21	[2]	4,896,507	4,911,809

Health Care — 0.18%
HCA, Inc., Term Loan B4
2.93%	05/01/18	[2]	5,929,348	5,937,441

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Valeant Pharmaceuticals, Term Loan B, 1st Lien (Canada)
4.50%	08/05/20	[2,4]	$42,107	$–

				5,937,441

Services — 0.04%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.88%	01/15/38	[2,4]	1,297,742	1,271,824

Total Bank Loans (Cost $14,608,725)				14,268,887

CORPORATES — 19.30%*
Banking — 4.27%
Bank of America Corp.
5.88%	01/05/21		14,175,000	16,225,598
7.63%	06/01/19		14,370,000	16,735,417
Bank of America Corp. (MTN)
5.65%	05/01/18		300,000	322,590
8.68%	05/02/17	[2]	30,000	29,589
8.95%	05/18/17	[2]	30,000	29,589
9.57%	06/06/17	[2]	5,184,000	5,184,000
Bank of America N.A. (BKNT)
0.93%	06/15/17	[2]	2,500,000	2,484,172
5.30%	03/15/17		3,850,000	3,985,212
6.10%	06/15/17		7,100,000	7,467,993
Barclays PLC (United Kingdom)
3.25%	01/12/21	[4]	12,945,000	12,945,071
Capital One Bank USA N.A. (BKNT)
2.15%	11/21/18		4,295,000	4,282,467
Capital One N.A.
2.35%	08/17/18		6,000,000	6,034,152
Credit Suisse Group Funding Guernsey Ltd. (United Kingdom)
3.13%	12/10/20	[3,4]	9,500,000	9,477,532
Credit Suisse/New York (Switzerland)
3.00%	10/29/21	[4]	1,000,000	1,018,754
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18	[3,4]	1,669,000	1,808,952
JPMorgan Chase Bank N.A.
0.96%	06/13/16	[2]	4,250,000	4,250,060
JPMorgan Chase Bank N.A. (BKNT)
6.00%	10/01/17		17,700,000	18,795,435
Macquarie Bank Ltd. (Australia)
1.08%	06/15/16	[2,3,4]	4,350,000	4,352,399
Royal Bank of Scotland NV (Netherlands)
4.65%	06/04/18	[4]	1,500,000	1,524,837

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 32

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Royal Bank of Scotland PLC (United Kingdom)
1.88%	03/31/17	[4]	$625,000	$624,010
6.40%	10/21/19	[4]	3,000,000	3,368,568
UBS AG/Stamford CT (GMTN) (Switzerland)
1.33%	03/26/18	[2,4]	8,000,000	7,980,304
2.38%	08/14/19	[4]	3,300,000	3,354,429
UBS AG/Stamford CT (Switzerland)
1.20%	06/01/17	[2,4]	5,000,000	4,995,625
Wells Fargo Bank N.A. (MTN) (BKNT)
1.65%	01/22/18		8,420,000	8,490,627

				145,767,382

Communications — 1.13%
AT&T, Inc.
1.56%	06/30/20	[2]	11,000,000	10,894,455
3.60%	02/17/23		3,700,000	3,864,935
CCO Safari II LLC
4.46%	07/23/22	[3]	3,415,000	3,564,909
DISH DBS Corp.
4.25%	04/01/18		800,000	821,832
Level 3 Financing, Inc.
3.50%	05/31/22	[2]	2,000,000	1,998,750
Verizon Communications, Inc.
1.04%	06/09/17	[2]	5,000,000	4,990,920
1.41%	06/17/19	[2]	5,750,000	5,739,018
2.38%	09/14/18	[2]	2,950,000	3,024,274
2.63%	02/21/20		3,708,000	3,818,814

				38,717,907

Consumer Discretionary — 0.33%
Anheuser-Busch InBev Finance, Inc.
1.90%	02/01/19		10,945,000	11,098,640

Electric — 1.11%
FirstEnergy Corp., Series A
2.75%	03/15/18		6,000,000	6,057,096
FPL Energy National Wind Portfolio LLC
6.13%	03/25/19	[3]	5,194	5,220
Homer City Generation LP (PIK)
8.14%	10/01/19	[5,6]	6,644,460	4,019,898
Ipalco Enterprises, Inc.
5.00%	05/01/18		3,426,000	3,611,185
Jersey Central Power & Light Co.
4.80%	06/15/18		1,500,000	1,575,387
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		14,109,000	15,742,089
Public Service Co. of New Mexico
7.95%	05/15/18		4,352,000	4,894,455

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
W3A Funding Corp.
8.09%	01/02/17		$2,055,748	$2,053,984

				37,959,314

Energy — 0.88%
Boardwalk Pipelines LP
5.50%	02/01/17		3,300,000	3,301,379
5.88%	11/15/16		4,000,000	4,009,956
Columbia Pipeline Group, Inc.
2.45%	06/01/18	[3]	1,936,000	1,917,554
Energy Transfer Partners LP
2.50%	06/15/18		6,000,000	5,810,862
3.63%	11/01/66	[2]	3,746,000	2,118,738
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[3]	3,320,000	3,732,196
Panhandle Eastern Pipeline Co. LP
8.13%	06/01/19		1,000,000	1,048,323
Rockies Express Pipeline LLC
6.00%	01/15/19	[3]	1,500,000	1,473,750
Sabine Pass LNG LP
7.50%	11/30/16	[3]	2,875,000	2,961,250
7.50%	11/30/16		1,500,000	1,545,000
Trans-Canada Pipelines Ltd. (Canada)
1.31%	06/30/16	[2,4]	2,065,000	2,063,304

				29,982,312

Finance — 4.85%
Chase Capital II, Series B
1.12%	02/01/27	[2]	2,398,000	1,921,397
Chase Capital VI
1.24%	08/01/28	[2]	1,000,000	777,500
CIT Group, Inc.
5.00%	05/15/17		3,150,000	3,220,875
Citigroup, Inc.
1.58%	07/25/16	[2]	11,849,000	11,870,405
2.50%	09/26/18		10,000,000	10,137,885
2.50%	07/29/19		3,000,000	3,034,645
Ford Motor Credit Co. LLC
1.15%	09/08/17	[2]	1,440,000	1,422,135
1.56%	01/09/18	[2]	8,000,000	7,909,160
1.87%	05/09/16	[2]	8,000,000	8,006,484
8.00%	12/15/16		1,325,000	1,384,966
GE Capital International Funding Co. (Ireland)
0.96%	04/15/16	[3,4]	5,553,000	5,553,328
General Electric Corp. (MTN)
1.00%	05/05/26	[2]	6,300,000	5,726,439
General Motors Financial Co., Inc.
3.00%	09/25/17		11,000,000	11,089,375

See accompanying notes to Schedule of Portfolio Investments.

33 / Annual Report March 2016

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Goldman Sachs Group, Inc. (GMTN) (The)
2.38%	01/22/18		$1,000,000	$1,014,080
7.50%	02/15/19		1,195,000	1,377,376
Goldman Sachs Group, Inc. (The)
1.29%	05/22/17	[2]	3,000,000	2,998,293
1.64%	10/23/19	[2]	5,000,000	4,973,755
2.88%	02/25/21		5,000,000	5,084,470
5.95%	01/18/18		4,625,000	4,961,927
6.15%	04/01/18		3,500,000	3,788,067
6.25%	09/01/17		1,475,000	1,569,035
International Lease Finance Corp.
6.75%	09/01/16	[3]	6,000,000	6,112,500
7.13%	09/01/18	[3]	3,816,000	4,164,210
JPMorgan Chase Capital XIII, Series M
1.58%	09/30/34	[2]	2,465,000	1,848,750
JPMorgan Chase Capital XXI, Series U
1.56%	02/02/37	[2]	5,250,000	3,701,250
JPMorgan Chase Capital XXIII
1.62%	05/15/47	[2]	7,950,000	5,475,563
Morgan Stanley
1.37%	01/05/18	[2]	6,000,000	5,980,908
3.80%	04/29/16		3,800,000	3,807,819
Morgan Stanley (GMTN)
5.50%	01/26/20		2,805,000	3,134,695
5.50%	07/24/20		4,550,000	5,120,552
6.63%	04/01/18		8,000,000	8,744,392
Morgan Stanley (MTN)
5.63%	09/23/19		2,000,000	2,231,016
SL Green Realty Corp.
5.00%	08/15/18		8,000,000	8,399,760
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	8,966,000	8,988,415

				165,531,427

Food — 0.15%
Kraft Heinz Co.
1.60%	06/30/17	[3]	5,274,000	5,292,586

Health Care — 1.47%
Actavis Funding SCS (Luxembourg)
1.71%	03/12/18	[2,4]	10,825,000	10,887,666
Baxalta, Inc.
2.00%	06/22/18	[3]	3,425,000	3,400,219
Catholic Health Initiatives
2.60%	08/01/18		13,000,000	13,248,228
Celgene Corp.
2.88%	08/15/20		5,000,000	5,155,055
HCA, Inc.
3.75%	03/15/19		1,000,000	1,024,400

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Providence Health & Services Obligated Group
1.43%	10/01/16	[2]	$2,750,000	$2,754,790
1.58%	10/01/17	[2]	11,940,000	11,994,984
Tenet Healthcare Corp.
4.13%	06/15/20	[2,3]	1,600,000	1,596,000

				50,061,342

Industrials — 0.06%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
3.63%	12/15/19	[2,3,4]	2,150,000	2,123,125

Information Technology — 0.10%
Apple, Inc.
1.70%	02/22/19		3,255,000	3,300,399

Insurance — 0.62%
Berkshire Hathaway, Inc.
2.20%	08/15/16		1,010,000	1,014,905
Metropolitan Life Global Funding I
1.15%	07/15/16	[2,3]	2,000,000	2,002,660
1.88%	06/22/18	[3]	7,500,000	7,542,227
Nationwide Mutual Insurance Co.
2.92%	12/15/24	[2,3]	3,550,000	3,447,938
New York Life Global Funding
1.13%	03/01/17	[3]	7,000,000	7,025,424

				21,033,154

Materials — 0.07%
Rio Tinto Finance USA PLC
(United Kingdom)
1.48%	06/17/16	[2,4]	2,380,000	2,379,218

Real Estate Investment Trust (REIT) — 3.02%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		5,800,000	5,794,531
Boston Properties LP
5.63%	11/15/20		2,260,000	2,574,668
Duke Realty LP
5.95%	02/15/17		3,012,000	3,122,004
Essex Portfolio LP
5.50%	03/15/17		6,820,000	7,067,750
HCP, Inc.
6.00%	01/30/17		15,731,000	16,253,395
HCP, Inc. (MTN)
6.30%	09/15/16		6,760,000	6,898,283
Highwoods Realty LP
5.85%	03/15/17		830,000	859,746
Mid-America Apartments LP
6.05%	09/01/16		3,225,000	3,286,531

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 34

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Ventas Realty LP
1.55%	09/26/16		$15,485,000	$15,499,773
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18		4,935,000	4,943,503
Vereit Operating Partnership LP
2.00%	02/06/17		14,000,000	13,965,000
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[3]	16,500,000	16,412,680
Welltower, Inc.
4.70%	09/15/17		6,291,000	6,540,400

				103,218,264

Retail — 0.38%
Walgreens Boots Alliance, Inc.
1.07%	05/18/16	[2]	13,000,000	13,002,210

Transportation — 0.86%
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21		1,272,044	1,356,254
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		10,312,926	11,041,277
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		31,443	32,158
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	08/02/20		2,957,828	3,163,027
Continental Airlines Pass-Through Trust, Series 2000-2, Class A1
7.71%	10/02/22		1,887,677	2,047,540
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G2
1.07%	11/15/16	[2]	7,725,000	7,667,062
UAL Pass-Through Trust, Series 2009-1, Class 1
10.40%	11/01/16		2,051,132	2,140,869
UAL Pass-Through Trust, Series 2009-2A, Class 2
9.75%	01/15/17		1,853,154	1,946,923

				29,395,110

Total Corporates
(Cost $657,559,962)				658,862,390

MORTGAGE-BACKED — 34.42%**
Commercial Mortgage-Backed — 3.56%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A4
5.36%	10/10/45		6,230,000	6,260,629

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
2.16%	09/10/45	[2,3,5]	$24,637,803	$1,886,475
Commercial Mortgage Trust, Series 2012-CR4, Class A2
1.80%	10/15/45		8,580,000	8,602,450
Credit Suisse Mortgage Trust, Series 2006-C4 A3
5.47%	09/15/39		5,603,868	5,646,194
Credit Suisse Mortgage Trust, Series 2007-C4, Class AAB
5.94%	09/15/39	[2]	432,263	435,852
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1
3.74%	11/10/46	[3]	1,119,047	1,122,191
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2
3.39%	07/10/44	[3]	12,524,754	12,545,454
GE Business Loan Trust, Series 2006-2A, Class A
0.62%	11/15/34	[2,3]	4,378,809	4,149,150
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A4
5.94%	04/15/45	[2]	11,084,159	11,078,990
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3S
5.24%	05/15/47	[3]	1,403,089	1,401,426
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3SF
0.59%	05/15/47	[2]	7,590,296	7,566,093
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB20, Class ASB
5.69%	02/12/51		590,341	599,868
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class A3
5.94%	02/15/51	[2]	58,714	58,719
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class A1
3.85%	06/15/43	[3]	411,688	411,377
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A1
2.75%	11/15/43	[3]	539,620	542,100
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A2
3.67%	02/15/46	[3]	870,258	885,135

See accompanying notes to Schedule of Portfolio Investments.

35 / Annual Report March 2016

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A2
3.15%	08/15/46		$11,790,757	$11,872,880
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2
5.30%	11/15/38		935,476	936,365
Morgan Stanley Capital I Trust, Series 2001-C3, Class A2
3.22%	07/15/49		3,763,616	3,773,815
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A4
5.69%	04/15/49	[2]	6,000,000	6,110,580
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4
5.51%	04/15/47		13,385,000	13,587,151
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3
5.70%	06/15/49	[2]	18,000,000	18,425,619
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A2
3.45%	06/15/44	[3]	3,533,266	3,538,287

				121,436,800

Non-Agency Mortgage-Backed — 17.03%
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
0.65%	02/25/37	[2]	12,000,000	9,425,979
ACE Securities Corp., Series 2005-HE6, Class A1
0.69%	10/25/35	[2]	5,445,244	5,445,457
American Home Mortgage Assets, Series 2007-4, Class A2
0.62%	08/25/37	[2]	390,968	387,211
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class M1
0.86%	07/25/35	[2]	1,005,442	1,007,257
Ameriquest Mortgage Securities, Inc., Series 2006-R2, Class A1
0.61%	04/25/36	[2]	14,317,437	14,239,081
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27		19,091	19,963
Argent Securities, Inc., Series 2005-W2, Class A1
0.69%	10/25/35	[2]	14,208,121	13,985,820
Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
5.50%	10/25/33		14,970,943	15,373,238
Banc of America Funding Trust, Series 2015-R2, Class 9A1
0.65%	03/25/37	[2,3]	12,165,286	11,761,269

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust, Series 2015-R3, Class 8A1
0.58%	06/28/36	[2,3]	$8,672,872	$8,350,208
Banc of America Funding Trust, Series 2015-R4, Class 3A1
0.57%	07/25/36	[2,3]	11,545,961	10,844,845
BCAP LLC Trust, Series 2007-AA1, Class 1A2
0.59%	02/25/47	[2]	3,139,214	2,958,899
BCAP LLC Trust, Series 2008-IND2, Class A1
2.08%	04/25/38	[2]	15,117,009	14,896,672
BCAP LLC Trust, Series 2012-R11, Class 11A1
2.74%	09/26/36	[2,3]	5,764,097	5,765,180
BCAP LLC Trust, Series 2012-RR11, Class 1A1
0.61%	01/26/37	[2,3]	8,387,972	8,282,334
BCAP LLC Trust, Series 2013-RR2, Class 5A1
3.03%	03/26/36	[2,3]	4,669,615	4,684,866
BCAP LLC Trust, Series 2013-RR5, Class 2A1
2.41%	03/26/37	[2,3]	10,804,328	10,740,091
Bear Stearns ARM Trust, Series 2004-3, Class 4A
2.85%	07/25/34	[2]	4,880,531	4,725,513
Bear Stearns ARM Trust, Series 2005-2, Class A1
3.09%	03/25/35	[2]	4,578,276	4,570,852
Bear Stearns Asset-Backed Securities Trust, Series 2004-BO1, Class M3
1.48%	10/25/34	[2]	7,492,000	7,438,327
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD1, Class 1A3
0.83%	08/25/43	[2]	596,696	589,134
Chase Funding Trust, Series 2002-2, Class 2M1
1.33%	02/25/32	[2]	292,451	281,103
Chase Funding Trust, Series 2007-A1, Class 8A1
2.76%	02/25/37	[2]	17,131,567	17,252,715
Chase Funding Trust, Series 2007-A2, Class 2A3
2.71%	07/25/37	[2]	3,398,079	3,419,805
Chevy Chase Mortgage Funding Corp., Series 2005-2A, Class A1
0.61%	05/25/36	[2,3]	1,556,171	1,378,416
CIM Trust, Series 2015-3AG, Class A1
2.19%	10/25/57	[2,3]	12,673,148	12,482,498
CIM Trust, Series 2015-4AG, Class A1
2.44%	10/25/57	[2,3]	15,849,716	15,502,479

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 36

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.18%	02/25/34	[2]	$227,249	$221,182
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE3, Class M1
1.12%	09/25/35	[2]	4,662,944	4,658,658
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class A3
0.58%	11/25/36	[2]	4,788,629	4,786,669
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.61%	03/25/37	[2]	880,570	873,209
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class A2C
1.73%	07/25/37	[2]	90,000	76,898
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		3,184,232	3,444,227
Conseco Financial Corp., Series 1994-1, Class A5
7.65%	04/15/19		8,462	8,711
Conseco Financial Corp., Series 1996-1, Class M1
7.00%	03/15/27	[2]	448,523	451,616
Conseco Financial Corp., Series 1997-2, Class A7
7.62%	06/15/28	[2]	763,156	761,476
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	669,884	699,885
Conseco Financial Corp., Series 1997-7, Class A9
7.37%	07/15/29	[2]	1,996,412	2,056,669
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	[2]	11,030	11,605
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
2.58%	08/25/34	[2]	28,421	27,440
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR1, Class 5A1
2.52%	02/25/34	[2]	3,940,844	3,921,802
Credit Suisse Mortgage Trust, Series 2013-7R, Class 5A1
0.69%	07/26/36	[2,3]	3,515,598	3,163,694
Credit Suisse Mortgage Trust, Series 2014-9R, Class 8A1
0.60%	10/27/36	[2,3]	3,662,343	3,524,528

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB7, Class AF3 (STEP)
4.06%	11/25/35		$1,259,663	$1,300,968
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
3.39%	01/25/36		2,698,984	1,997,137
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
0.50%	04/25/37	[2]	3,816,357	2,419,449
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1A
0.64%	03/19/45	[2]	1,833,200	1,638,251
FBR Securitization Trust, Series 2005-02, Class M1
1.16%	09/25/35	[2]	13,388,063	13,309,654
First Franklin Mortgage Loan Trust, Series 2004-FF5, Class A3C
1.43%	08/25/34	[2]	1,570,943	1,466,627
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1
0.85%	05/25/36	[2]	1,691,536	1,681,800
First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.61%	06/25/37	[2]	15,274,936	9,298,788
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.43%	09/25/34	[2]	16,657	16,180
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 2A2
2.74%	02/25/35	[2]	2,149,836	2,138,536
GE Business Loan Trust, Series 2007-1A, Class A
0.61%	04/16/35	[2,3]	2,574,411	2,365,994
GMACM Home Equity Loan Trust, Series 2000-HE2, Class A1
0.87%	06/25/30	[2]	334,139	315,984
GSAA Home Equity Trust, Series 2005-9, Class 1A1
0.71%	08/25/35	[2]	3,706,353	3,549,395
GSAMP Trust, Series 2005-HE4, Class M1
0.88%	07/25/45	[2]	2,078,316	2,089,758
GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1
2.94%	11/25/35	[2]	1,380,385	1,309,382
GSR Mortgage Loan Trust, Series 2006-OA1, Class 2A1
0.62%	08/25/46	[2]	3,828,613	3,717,114
Home Equity Asset Trust, Series 2006-4, Class 2A3
0.60%	08/25/36	[2]	6,017,507	5,989,898

See accompanying notes to Schedule of Portfolio Investments.

37 / Annual Report March 2016

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
HSBC Home Equity Loan Trust, Series 2006-3, Class A4
0.67%	03/20/36	[2]	$3,604,371	$3,589,065
HSBC Home Equity Loan Trust, Series 2007-1, Class AS
0.63%	03/20/36	[2]	4,330,088	4,322,265
Impac CMB Trust, Series 2005-5, Class A1
1.07%	08/25/35	[2]	3,009,691	2,639,654
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
1.21%	12/25/34	[2]	401,495	336,376
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
1.23%	11/25/34	[2]	1,351,426	1,162,693
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		735,548	763,205
JPMorgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 (STEP)
3.66%	10/25/35		2,313,764	2,207,705
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AV4
0.71%	03/25/47	[2]	50,000	26,086
JPMorgan Mortgage Trust, Series 2007-A1, Class 1A1
2.79%	07/25/35	[2]	2,515,719	2,516,273
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
2.82%	07/25/35	[2]	606,305	612,681
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		1,939,142	1,972,682
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		1,607,729	1,659,381
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class AIOC (IO)
0.55%	04/15/40	[2,5]	175,458,384	3,975,650
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
2.86%	01/25/34	[2]	21,919	21,193
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
2.87%	01/25/34	[2]	52,578	50,158
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1
2.81%	11/21/34	[2]	2,447,207	2,490,242
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
2.50%	04/25/34	[2]	298,889	286,404

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
1.63%	06/25/34	[2]	$32,815	$31,279
MASTR Alternative Loan Trust, Series 2003-1, Class 1A1
6.25%	12/25/32		4,298,821	4,460,584
MASTR Alternative Loan Trust, Series 2003-5, Class 4A1
5.50%	07/25/33		7,713,534	8,381,490
MASTR Alternative Loan Trust, Series 2003-9, Class 4A1
5.25%	11/25/33		8,932,185	9,159,037
MASTR Alternative Loan Trust, Series 2004-7, Class 1A1
5.50%	07/25/34		8,285,449	8,499,053
MASTR Asset-Backed Securities Trust, Series 2006-AB1, Class A2
0.66%	02/25/36	[2]	4,442,796	4,435,467
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.70%	10/25/32	[2]	331,684	323,393
Merrill Lynch Mortgage Investors Trust, Series 2004-A4, Class A1
2.56%	08/25/34	[2]	2,573,353	2,606,386
Merrill Lynch Mortgage Investors Trust, Series 2006-F1, Class 1A2
6.00%	04/25/36		3,206,742	2,947,094
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		1,524,913	1,755,322
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[3]	6,566,366	7,080,431
Morgan Stanley Capital I Trust, Series 2004-NC7, Class M2
1.36%	07/25/34	[2]	8,196,516	7,927,205
Morgan Stanley Capital I Trust, Series 2005-HE3, Class M2
1.21%	07/25/35	[2]	551,892	554,409
Morgan Stanley Capital I Trust, Series 2005-NC2, Class M2
1.06%	03/25/35	[2]	5,870,597	5,852,414
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 1A
1.33%	07/25/34	[2]	832,870	806,056
Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 3A
1.69%	03/26/37	[2,3]	6,975,393	6,949,191
MortgageIT Trust, Series 2005-3, Class A1
0.73%	08/25/35	[2]	749,873	691,033
MortgageIT Trust, Series 2005-4, Class A1
0.71%	10/25/35	[2]	11,790,035	10,499,490

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 38

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV3
0.60%	09/25/36	[2]	$131,312	$131,860
New Century Home Equity Loan Trust, Series 2005-3, Class M2
0.92%	07/25/35	[2]	15,000,000	14,577,555
Nomura Resecuritization Trust, Series 2013-1R, Class 3A1
0.60%	10/26/36	[2,3]	4,784,166	4,712,934
Nomura Resecuritization Trust, Series 2014-1R, Class 1A1
0.60%	10/25/36	[2,3]	5,823,891	5,648,218
Nomura Resecuritization Trust, Series 2014-1R, Class 3A1
0.59%	07/26/36	[2,3]	4,534,746	4,495,488
Nomura Resecuritization Trust, Series 2014-1R, Class 4A1
0.80%	01/25/37	[2,3]	4,394,477	4,308,389
Nomura Resecuritization Trust, Series 2015-4R, Class 3A1
2.66%	01/26/36	[2,3]	13,668,114	14,022,875
Option One Mortgage Loan Trust, Series 2005-1, Class A4
1.23%	02/25/35	[2]	2,720,716	2,650,900
Park Place Securities, Inc., Series 2004-WCW2, Class M2
1.41%	10/25/34	[2]	14,759,698	14,679,912
Park Place Securities, Inc., Series 2004-WHQ2, Class M2
1.38%	02/25/35	[2]	2,653,009	2,649,551
Park Place Securities, Inc., Series 2005-WCW1, Class M1
0.88%	09/25/35	[2]	12,742,354	12,675,300
Park Place Securities, Inc., Series 2005-WCW2, Class M1
0.93%	07/25/35	[2]	19,235,000	19,049,028
Park Place Securities, Inc., Series 2005-WCW3, Class A1B
0.73%	08/25/35	[2]	3,932,243	3,928,792
Park Place Securities, Inc., Series 2005-WHG4, Class A2D
0.80%	09/25/35	[2]	9,691,341	9,698,439
Park Place Securities, Inc., Series 2005-WHQ1, Class M2
1.18%	03/25/35	[2]	2,647,067	2,661,310
Residential Accredit Loans Trust, Series 2005-QA3, Class NB1
3.53%	03/25/35	[2]	7,760,797	5,467,606
Residential Asset Mortgage Products Trust, Series 2004-SL4, Class A3
6.50%	07/25/32		804,699	818,297

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products Trust, Series 2005-SL1, Class A5
6.50%	05/25/32		$1,898,091	$1,859,437
Residential Asset Securities Trust, Series 2005-KS11, Class AI4
0.74%	12/25/35	[2]	6,335,248	6,316,934
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.70%	02/25/36	[2]	810,427	733,118
Soundview Home Loan Trust, Series 2006-WF2, Class A2C
0.57%	12/25/36	[2]	2,001,944	1,994,901
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 6A
2.64%	11/25/34	[2]	8,148,515	7,738,716
Structured Asset Investment Loan Trust, Series 2005-8, Class A4
0.79%	10/25/35	[2]	8,972,729	8,852,012
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
2.69%	09/25/33	[2]	1,730,566	1,668,339
Terwin Mortgage Trust, Series 2004-7HE, Class A1
0.98%	07/25/34	[2,3]	115,413	109,545
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.75%	01/25/33	[2]	187,542	189,146
WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1
2.58%	01/25/35	[2]	1,460,186	1,459,146
WaMu Mortgage Pass-Through Certificates, Series 2004-CB2, Class 2A
5.50%	07/25/34		8,876,338	9,590,526
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.72%	10/25/45	[2]	4,562,464	4,211,492
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21
0.76%	01/25/45	[2]	701,912	649,532
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Q, Class 1A1
2.74%	09/25/34	[2]	2,540,858	2,557,032
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A14
2.79%	06/25/35	[2]	8,576,641	8,506,620
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR9, Class 1A1
2.80%	05/25/35	[2]	239,072	244,032
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A5
2.84%	03/25/36	[2]	2,353,757	2,197,819

				581,748,244

See accompanying notes to Schedule of Portfolio Investments.

39 / Annual Report March 2016

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed — 13.83%
Fannie Mae Pool 555284
7.50%	10/01/17		$399	$409
Fannie Mae Pool 567002
8.00%	05/01/23		40,452	44,904
Fannie Mae Pool 735861
6.50%	09/01/33		22,203	25,290
Fannie Mae Pool 745936
6.09%	08/01/16		4,913,192	4,924,860
Fannie Mae Pool 770900
2.19%	04/01/34	[2]	388,127	399,429
Fannie Mae Pool 995182
5.50%	06/01/20		2,150,065	2,232,966
Fannie Mae Pool AD0172
4.74%	04/01/16		8,346,639	8,342,107
Fannie Mae Pool AD0538
6.00%	05/01/24		1,031,950	1,139,009
Fannie Mae Pool AE0083
6.00%	01/01/40		2,320,903	2,675,129
Fannie Mae Pool AL0851
6.00%	10/01/40		2,791,227	3,187,437
Fannie Mae Pool FN0002
3.29%	12/01/17		4,095,561	4,175,541
Fannie Mae REMICS, Series 1997-76, Class FS
0.89%	09/17/27	[2]	26,879	25,783
Fannie Mae REMICS, Series 2001-60, Class OF
1.38%	10/25/31	[2]	1,436,248	1,462,853
Fannie Mae REMICS, Series 2003-130, Class HF
0.88%	12/25/33	[2]	2,428,247	2,436,915
Fannie Mae REMICS, Series 2003-134, Class FC
1.03%	12/25/32	[2]	9,284,837	9,365,621
Fannie Mae REMICS, Series 2005-57, Class EG
0.73%	03/25/35	[2]	6,812,541	6,817,640
Fannie Mae REMICS, Series 2007-61, Class A
0.71%	03/25/37	[2]	3,509,516	3,514,141
Fannie Mae REMICS, Series 2007-64, Class FA
0.90%	07/25/37	[2]	986,040	995,845
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		1,908,457	2,052,810
Fannie Mae REMICS, Series 2009-33, Class FB
1.25%	03/25/37	[2]	4,585,911	4,662,155

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2009-85, Class LF
1.63%	10/25/49	[2]	$5,466,396	$5,557,574
Fannie Mae REMICS, Series 2009-96, Class FA
1.33%	11/25/49	[2]	4,653,997	4,729,498
Fannie Mae REMICS, Series 2010-109, Class PF
0.83%	10/25/40	[2]	2,756,395	2,759,129
Fannie Mae REMICS, Series 2010-26, Class S (IO)
5.80%	11/25/36	[2]	15,909,778	2,835,172
Fannie Mae REMICS, Series 2010-39, Class FE
1.20%	06/25/37	[2]	8,583,316	8,702,730
Fannie Mae REMICS, Series 2010-43, Class DP
5.00%	05/25/40		2,299,684	2,483,188
Fannie Mae REMICS, Series 2010-6, Class BF
1.19%	02/25/40	[2]	3,478,494	3,534,795
Fannie Mae REMICS, Series 2010-95, Class S (IO)
6.17%	09/25/40	[2]	10,648,826	2,225,338
Fannie Mae REMICS, Series 2011-118, Class FB
0.88%	11/25/41	[2]	15,172,860	15,192,283
Fannie Mae REMICS, Series 2011-71, Class FB
0.93%	05/25/37	[2]	6,575,043	6,614,130
Fannie Mae REMICS, Series 2012-33, Class F
0.95%	04/25/42	[2]	11,621,704	11,707,523
Fannie Mae REMICS, Series 2013-54, Class HF
0.63%	10/25/41	[2]	13,077,258	13,034,374
Fannie Mae REMICS, Series 2013-75, Class FC
0.68%	07/25/42	[2]	10,325,955	10,293,720
Fannie Mae REMICS, Series G92-10, Class Z
7.75%	01/25/22		1,773	1,892
Fannie Mae-Aces, Series 2013-M11, Class A
1.50%	01/25/18		2,538,927	2,540,692
Fannie Mae-Aces, Series 2013-M4, Class ASQ2
1.45%	02/25/18		16,025,995	16,075,069
Freddie Mac Gold Pool A45796
7.00%	01/01/33		9,954	11,723
Freddie Mac Gold Pool C46104
6.50%	09/01/29		14,683	17,246

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 40

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G13032
6.00%	09/01/22		$1,598,380	$1,728,483
Freddie Mac Gold Pool G13475
6.00%	01/01/24		201,204	218,228
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K006, Class A1
3.40%	07/25/19		6,170,687	6,363,521
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class A2
4.22%	03/25/20		14,430,000	15,857,716
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class A1
2.87%	02/25/23		14,884,353	15,622,891
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF09, Class A
0.81%	05/25/22	[2]	16,248,633	16,015,476
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS02, Class A
0.81%	08/25/23	[2]	19,305,787	19,091,988
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
4.19%	08/25/19		17,405,000	18,917,703
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		5,659,593	5,872,726
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		844,594	955,144
Freddie Mac REMICS, Series 2454, Class FQ
1.44%	06/15/31	[2]	13,009	13,386
Freddie Mac REMICS, Series 2733, Class FB
1.04%	10/15/33	[2]	5,335,000	5,394,950
Freddie Mac REMICS, Series 3084, Class FN
0.94%	12/15/34	[2]	6,115,973	6,143,202
Freddie Mac REMICS, Series 3294, Class CB
5.50%	03/15/37		598,498	650,564
Freddie Mac REMICS, Series 3300, Class FA
0.74%	08/15/35	[2]	1,748,447	1,742,792
Freddie Mac REMICS, Series 3325, Class NF
0.74%	08/15/35	[2]	4,508,976	4,494,392

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3345, Class FP
0.64%	11/15/36	[2]	$104,237	$104,315
Freddie Mac REMICS, Series 3346, Class FA
0.67%	02/15/19	[2]	5,860,310	5,864,392
Freddie Mac REMICS, Series 3524, Class FC
1.38%	06/15/38	[2]	2,318,449	2,373,433
Freddie Mac REMICS, Series 3531, Class FM
1.34%	05/15/39	[2]	2,955,005	2,995,933
Freddie Mac REMICS, Series 3672, Class A
6.00%	05/15/40		308,772	329,306
Freddie Mac REMICS, Series 3792, Class DF
0.84%	11/15/40	[2]	4,362,768	4,369,923
Freddie Mac REMICS, Series 3824, Class FA
0.59%	03/15/26	[2]	4,199,985	4,197,446
Freddie Mac REMICS, Series 3828, Class TF
0.84%	04/15/29	[2]	1,310,547	1,314,262
Freddie Mac REMICS, Series 4109, Class KF
0.84%	05/15/32	[2]	19,159,442	19,192,633
Freddie Mac REMICS, Series 4235, Class FA
0.79%	01/15/34	[2]	10,307,757	10,313,978
Freddie Mac Strips, Series 240, Class F30
0.74%	07/15/36	[2]	5,268,680	5,257,587
Freddie Mac Strips, Series 263, Class F5
0.94%	06/15/42	[2]	5,865,072	5,854,493
Freddie Mac Strips, Series 319, Class F2
0.94%	11/15/43	[2]	26,086,550	25,963,609
Ginnie Mae I Pool 422972
6.50%	07/15/29		24,049	27,539
Ginnie Mae II Pool 1849
8.50%	08/20/24		496	520
Ginnie Mae II Pool 2020
8.50%	06/20/25		1,450	1,649
Ginnie Mae II Pool 2286
8.50%	09/20/26		1,596	1,847
Ginnie Mae II Pool 2487
8.50%	09/20/27		13,395	15,467
Ginnie Mae II Pool 80059
1.75%	04/20/27	[2]	27,415	28,326
Ginnie Mae II Pool 80589
1.75%	03/20/32	[2]	42,096	42,610

See accompanying notes to Schedule of Portfolio Investments.

41 / Annual Report March 2016

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 80610
1.75%	06/20/32	[2]	$18,980	$19,550
Ginnie Mae II Pool 80968
1.88%	07/20/34	[2]	550,794	569,743
Ginnie Mae II Pool 81201
2.25%	01/20/35	[2]	13,859	14,416
Ginnie Mae II Pool 8599
3.00%	02/20/25	[2]	22,300	23,297
Ginnie Mae, Series 12, Class C
5.28%	04/16/41	[2]	4,674,173	4,781,950
Ginnie Mae, Series 2003-11, Class FK
0.74%	02/16/33	[2]	2,047,906	2,049,309
Ginnie Mae, Series 2004-5, Class PF
0.98%	02/20/33	[2]	1,994,505	1,999,243
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39	[2]	3,839,557	3,893,986
Ginnie Mae, Series 2009-106, Class XI (IO)
6.37%	05/20/37	[2]	9,319,624	1,810,274
Ginnie Mae, Series 2011-78, Class AB
2.45%	02/16/39		633,178	633,871
Ginnie Mae, Series 2012-13, Class KF
0.73%	07/20/38	[2]	3,356,687	3,363,765
Ginnie Mae, Series 2013-53, Class AD
1.50%	12/20/26		6,047,774	6,040,752
NCUA Guaranteed Notes, Series 2010-R1, Class A1
0.89%	10/07/20	[2]	9,378,557	9,375,789
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.81%	11/06/17	[2]	9,844,625	9,849,048
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
1.00%	12/08/20	[2]	11,872,177	11,894,463
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
1.00%	12/08/20	[2]	5,351,147	5,383,338
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.96%	03/09/21	[2]	15,860,700	15,807,595
NCUA Guaranteed Notes, Series 2011-R1, Class 1A
0.89%	01/08/20	[2]	6,798,991	6,797,513
NCUA Guaranteed Notes, Series 2011-R2, Class 1A
0.84%	02/06/20	[2]	6,763,736	6,765,596
NCUA Guaranteed Notes, Series 2011-R3, Class 1A
0.84%	03/11/20	[2]	3,720,092	3,725,410
NCUA Guaranteed Notes, Series 2011-R4, Class 1A
0.82%	03/06/20	[2]	2,521,775	2,521,078

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes, Series 2011-R5, Class 1A
0.82%	04/06/20	[2]	$782,115	$778,937

				472,228,273

Total Mortgage-Backed
(Cost $1,168,854,414)				1,175,413,317

MUNICIPAL BONDS — 0.31%*
California — 0.31%
State of California, Taxable, Various Purpose
6.20%	03/01/19		600,000	679,710
University of California, Floating Rate Notes, Series Y, Class 1
0.93%	07/01/41	[2]	10,000,000	9,998,800

				10,678,510

Total Municipal Bonds
(Cost $10,665,309)				10,678,510

U.S. TREASURY SECURITIES — 27.67%
U.S. Treasury Notes — 27.67%
U.S. Treasury Notes
0.50%	01/31/17		67,220,000	67,170,270
0.51%	01/31/18	[2]	68,000,000	68,078,020
0.75%	10/31/17		433,335,000	433,529,676
0.75%	02/28/18		154,870,000	154,918,389
1.00%	12/31/17		42,860,000	43,064,633
1.00%	03/15/19		177,560,000	178,260,474

Total U.S. Treasury Securities
(Cost $942,663,225)				945,021,462

Total Bonds – 92.69%
(Cost $3,161,565,460)				3,165,197,043

Issues	Notional Amount (000’s)	Value
PURCHASED SWAPTIONS — 0.00%
Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 6.00% annually; Option Expiration Date of 12/24/23. Counterparty: Goldman Sachs Group, Inc.
	30,000	93,597

Total Purchased Swaptions
(Cost $939,000)

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 42

Low Duration Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 7.19%
Foreign Government Obligations — 1.07%
Japan Treasury Discount Bill, Series 575 (Japan)
0.00%[7]	06/10/16	[4]	$2,210,000,000	$ 19,666,729
Japan Treasury Discount Bill, Series 597 (Japan)
0.00%[7]	06/27/16	[4]	1,910,000,000	16,998,329

				36,665,058
Money Market Funds — 0.92%
Morgan Stanley Institutional Liquidity Fund
0.25%[8]			31,231,000	31,231,000
U.S. Agency Discount Notes — 3.07%
Federal Home Loan Bank
0.29%[7]	04/07/16		40,000,000	39,998,680
0.33%[7]	05/10/16		55,000,000	54,985,095
0.38%[7]	05/20/16		10,000,000	9,996,600

				104,980,375
U.S. Treasury Bills — 2.13%
U.S. Treasury Bills
0.18%[7]	04/07/16	[9]	980,000	979,983
0.28%[7]	05/05/16		20,000,000	19,998,400
0.37%[7]	07/21/16		48,990,000	48,949,973
0.43%[7]	08/18/16		2,800,000	2,796,435

				72,724,791
Total Short-Term Investments
(Cost $243,847,698)				245,601,224

Total Investments – 99.88%
(Cost $3,406,352,158)[1]				3,410,891,864

Cash and Other Assets, Less
Liabilities – 0.12%				4,148,370

Net Assets – 100.00%				$3,415,040,234

Currency Purchased	Currency Sold	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 06/10/16 at 122.21 Counterparty: Barclay’s Capital
USD $18,084,436	JPY 2,210,000,000	$(1,619,226)

Forward currency contract to sell Japanese Yen on 06/27/16 at 112.14 Counterparty: Barclay’s Capital
USD $17,032,129	JPY 1,910,000,000	(7,620)
Net unrealized (depreciation)		$(1,626,846)

Contracts		Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
1,308	U.S. Treasury Two Year Note, Expiration June 2016	$(5,061)
	Net unrealized (depreciation)	$(5,061)

Issues	Notional Amount (000’s)	Premiums (Received)	Value
WRITTEN SWAPTIONS
Option to enter into a 30-year Interest Rate Swap for the counterparty to pay the Fund a floating rate based on 3-month USD LIBOR in exchange for receiving from the Fund a fixed rate of 7.00% annually; Option Expiration Date of 12/24/23. Counterparty: Goldman Sachs Group, Inc. Interest rate contract
	$(30,000)	$(540,000)	$(53,976)
Total Written Swaptions		$(540,000)	$(53,976)

Notes:

[1]	Cost for federal income tax purposes is $3,406,943,155 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$31,951,966
Gross unrealized (depreciation)	(28,003,257)

Net unrealized appreciation	$3,948,709

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2016.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $9,882,023 , which is 0.29% of total net assets.

[6]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.

[7]	Represents annualized yield at date of purchase.

[8]	Represents the current yield as of March 31, 2016.

[9]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $869,983.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

43 / Annual Report March 2016

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date	Principal Amount	Value
BONDS – 94.16%
ASSET-BACKED SECURITIES — 7.61%**
Academic Loan Funding Trust, Series 2012-1A, Class A2
1.53%	12/27/44[2,3]	$950,000	$921,809
Babson CLO Ltd., Series 2014-IIA, Class A (Cayman Islands)
2.01%	10/17/26[2,3,4]	760,000	750,297
Ballyrock CLO LLC, Series 2014-1, Class A1 (Cayman Islands)
2.10%	10/20/26[2,3,4]	1,680,000	1,660,462
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.80%	01/25/35[2,3]	820,752	737,361
Brazos Higher Education Authority, Inc., Series 2005-3, Class A16
0.83%	06/25/26[2]	350,000	338,507
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.83%	02/25/35[2]	650,000	612,043
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.62%	10/27/36[2]	930,000	899,432
Chase Issuance Trust, Series 2014-A3, Class A3
0.64%	05/15/18[2]	3,030,000	3,029,775
CIT Education Loan Trust, Series 2007-1, Class A
0.72%	03/25/42[2,3]	401,635	368,667
Citibank Credit Card Issuance Trust, Series 2006-A8, Class A8
0.66%	12/17/18[2]	2,490,000	2,487,221
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
2.12%	04/15/27[2,3,4]	2,790,000	2,775,436
Educational Funding of the South, Inc., Series 2011-1, Class A2
1.27%	04/25/35[2]	617,019	598,326
Flatiron CLO Ltd., Series 2014-1A, Class A1 (Cayman Islands)
2.00%	07/17/26[2,3,4]	1,350,000	1,322,415
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
1.08%	08/27/46[2,3]	893,280	819,204
GE Business Loan Trust, Series 2004-2A, Class A
0.66%	12/15/32[2,3]	234,570	231,303
GE Business Loan Trust, Series 2005-1A, Class A3
0.69%	06/15/33[2,3]	371,369	342,843
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29[3,4]	1,395,833	1,305,320

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Higher Education Funding, Series 2014-1, Class A
1.68%	05/25/34[2,3]	$1,200,043	$1,166,846
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73[3]	582,896	599,498
J.G. Wentworth XXXII LLC, Series 2014-2A, Class A
3.61%	01/17/73[3]	1,085,293	1,069,403
Limerock CLO II Ltd., Series 2014-2A, Class A (Cayman Islands)
2.12%	04/18/26[2,3,4]	1,200,000	1,188,541
Limerock CLO III Ltd., Series 2014-3A, Class A1 (Cayman Islands)
2.15%	10/20/26[2,3,4]	1,875,000	1,856,323
Magnetite XI CLO Ltd., Series 2014-11A, Class A1 (Cayman Islands)
2.07%	01/18/27[2,3,4]	2,400,000	2,385,178
Magnetite XII CLO Ltd., Series 2015-12A, Class A (Cayman Islands)
2.12%	04/15/27[2,3,4]	2,390,000	2,379,467
Navient Student Loan Trust, Series 2014-1, Class A3
0.94%	06/25/31[2]	2,765,000	2,632,405
Navient Student Loan Trust, Series 2014-2, Class A
1.07%	03/25/83[2]	2,510,884	2,348,221
Navient Student Loan Trust, Series 2014-3, Class A
1.05%	03/25/83[2]	2,527,078	2,367,509
Navient Student Loan Trust, Series 2014-4, Class A
1.05%	03/25/83[2]	2,373,306	2,223,179
Navient Student Loan Trust, Series 2014-8, Class A3
1.03%	05/27/31[2]	4,710,000	4,428,167
Nelnet Student Loan Trust, Series 2007-2A, Class A3L
0.98%	03/25/26[2,3]	2,894,764	2,809,961
Nelnet Student Loan Trust, Series 2011-1A, Class A
1.28%	02/25/43[2,3]	1,958,018	1,897,429
Nelnet Student Loan Trust, Series 2014-4A, Class A2
1.38%	11/25/43[2,3]	1,370,000	1,237,792
Nelnet Student Loan Trust, Series 2015-2A, Class A2
1.03%	09/25/42[2,3]	5,275,000	4,982,345
SLC Student Loan Trust I, Series 2002-2, Class B2
1.60%	07/01/42[2,3]	650,000	503,809
SLC Student Loan Trust, Series 2004-1, Class B
0.91%	08/15/31[2]	242,620	205,991

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 44

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust, Series 2005-3, Class B
0.88%	06/15/40[2]	$947,024	$785,508
SLC Student Loan Trust, Series 2008-1, Class A4A
2.23%	12/15/32[2]	601,213	600,241
SLM Student Loan Trust, Series 2004-2, Class B
1.09%	07/25/39[2]	279,468	238,755
SLM Student Loan Trust, Series 2004-8, Class B
1.08%	01/25/40[2]	278,766	238,751
SLM Student Loan Trust, Series 2004-8A, Class A5
1.12%	04/25/24[2,3]	1,806,696	1,786,841
SLM Student Loan Trust, Series 2005-4, Class A3
0.74%	01/25/27[2]	2,725,280	2,559,785
SLM Student Loan Trust, Series 2005-4, Class B
0.80%	07/25/40[2]	323,813	274,675
SLM Student Loan Trust, Series 2006-2, Class A6
0.79%	01/25/41[2]	925,000	799,495
SLM Student Loan Trust, Series 2006-8, Class A6
0.78%	01/25/41[2]	925,000	797,201
SLM Student Loan Trust, Series 2007-6, Class A4
1.00%	10/25/24[2]	4,730,000	4,526,669
SLM Student Loan Trust, Series 2007-6, Class B
1.47%	04/27/43[2]	133,815	114,729
SLM Student Loan Trust, Series 2008-2, Class B
1.82%	01/25/29[2]	160,000	133,430
SLM Student Loan Trust, Series 2008-3, Class B
1.82%	04/25/29[2]	160,000	133,717
SLM Student Loan Trust, Series 2008-4, Class B
2.47%	04/25/29[2]	160,000	145,239
SLM Student Loan Trust, Series 2008-5, Class B
2.47%	07/25/29[2]	2,210,000	1,985,675
SLM Student Loan Trust, Series 2008-6, Class A3
1.37%	01/25/19[2]	4,710,677	4,695,058
SLM Student Loan Trust, Series 2008-6, Class B
2.47%	07/25/29[2]	160,000	147,079
SLM Student Loan Trust, Series 2008-7, Class B
2.47%	07/25/29[2]	160,000	141,386

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-8, Class B
2.87%	10/25/29[2]	$160,000	$152,902
SLM Student Loan Trust, Series 2008-9, Class A
2.12%	04/25/23[2]	3,998,220	3,956,821
SLM Student Loan Trust, Series 2008-9, Class B
2.87%	10/25/29[2]	2,160,000	2,047,345
SLM Student Loan Trust, Series 2009-3, Class A
1.18%	01/25/45[2,3]	5,201,848	4,884,418
SLM Student Loan Trust, Series 2011-2, Class A1
1.03%	11/25/27[2]	1,108,752	1,092,572
SLM Student Loan Trust, Series 2011-2, Class A2
1.63%	10/25/34[2]	500,000	479,910
SLM Student Loan Trust, Series 2012-3, Class A
1.08%	12/26/25[2]	2,089,652	2,009,652
SLM Student Loan Trust, Series 2012-6, Class A2
0.71%	09/25/19[2]	1,791,866	1,786,205
SLM Student Loan Trust, Series 2012-7, Class A3
1.08%	05/26/26[2]	800,000	765,454
SLM Student Loan Trust, Series 2013-4, Class A
0.98%	06/25/27[2]	560,060	533,850
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40[3]	434,229	439,657
Structured Receivables Finance 2 LLC, Series 2000, Class A
4.71%	04/15/48[3]	150,790	154,287
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/463,†	681,165	784,249
Toyota Auto Receivables Owner Trust, Series 2014-A, Class A3
0.67%	12/15/17	458,771	458,206
Voya CLO Ltd., Series 2014-4A, Class A1 (Cayman Islands)
2.12%	10/14/26[2,3,4]	2,150,000	2,144,285
Voya CLO, Series 2014-1A, Class A1 (Cayman Islands)
2.12%	04/18/26[2,3,4]	1,210,000	1,206,185

Total Asset-Backed Securities
(Cost $101,857,229)			98,482,717

See accompanying notes to Schedule of Portfolio Investments.

45 / Annual Report March 2016

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date	Principal Amount	Value
BANK LOANS — 0.23%*
Finance — 0.21%
Delos Finance SARL, Term Loan B, 1st Lien
3.50%	02/27/21[2]	$2,795,136	$2,803,871

Services — 0.02%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.88%	01/15/38[2,4]	229,013	224,440

Total Bank Loans
(Cost $3,014,510)			3,028,311

CORPORATES — 28.89%*
Banking — 5.12%
Abbey National Treasury Services PLC/London (United Kingdom)
1.38%	03/13/17[4]	1,555,000	1,556,835
Bank of America Corp.
6.00%	09/01/17	440,000	464,726
Bank of America Corp. (MTN)
1.50%	04/01/19[2]	1,000,000	991,976
2.63%	10/19/20	1,880,000	1,895,115
3.30%	01/11/23	1,500,000	1,514,885
4.13%	01/22/24	1,500,000	1,591,583
5.65%	05/01/18	500,000	537,650
8.68%	05/02/17[2]	510,000	503,013
8.95%	05/18/17[2]	410,000	404,383
9.57%	06/06/17[2]	319,000	319,000
Bank of America N.A. (BKNT)
0.91%	06/15/16[2]	150,000	149,947
0.93%	06/15/17[2]	1,350,000	1,341,453
5.30%	03/15/17	2,510,000	2,598,151
6.00%	06/15/16	650,000	656,209
6.10%	06/15/17	1,340,000	1,409,452
Bank of New York Mellon Corp. (MTN) (The)
2.50%	04/15/21	3,155,000	3,225,794
Barclays PLC (United Kingdom)
4.38%	01/12/26[4]	3,120,000	3,089,416
Capital One Bank USA N.A. (BKNT)
2.15%	11/21/18	2,500,000	2,492,705
Capital One N.A.
2.40%	09/05/19	1,250,000	1,245,687
Credit Suisse Group Funding Guernsey Ltd. (United Kingdom)
3.13%	12/10/20[3,4]	1,875,000	1,870,566
Credit Suisse/New York (MTN) (Switzerland)
1.31%	01/29/18[2,4]	2,000,000	1,987,460
Credit Suisse/New York (Switzerland)
6.00%	02/15/18[4]	288,000	307,120
Discover Bank
2.00%	02/21/18	2,410,000	2,397,329

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Discover Bank (BKNT)
3.10%	06/04/20	$1,475,000	$1,485,860
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18[3,4]	2,915,000	3,159,434
JPMorgan Chase & Co.
2.20%	10/22/19	2,000,000	2,038,040
2.55%	10/29/20	5,690,000	5,759,842
JPMorgan Chase Bank N.A.
0.96%	06/13/16[2]	600,000	600,008
JPMorgan Chase Bank N.A. (BKNT)
6.00%	07/05/17	600,000	633,064
6.00%	10/01/17	500,000	530,945
Macquarie Bank Ltd. (Australia)
1.08%	06/15/16[2,3,4]	2,000,000	2,001,103
Royal Bank of Scotland NV (Netherlands)
4.65%	06/04/18[4]	905,000	919,985
Royal Bank of Scotland PLC (United Kingdom)
4.80%	04/05/26[4]	1,290,000	1,294,064
6.40%	10/21/19[4]	3,350,000	3,761,568
Santander UK Group Holdings PLC (United Kingdom)
2.88%	10/16/20[4]	1,300,000	1,295,387
UBS AG/Stamford CT (GMTN) (Switzerland)
1.33%	03/26/18[2,4]	3,000,000	2,992,614
UBS AG/Stamford CT (Switzerland)
1.20%	06/01/17[2,4]	1,500,000	1,498,688
UBS Group Funding Jersey Ltd. (United Kingdom)
2.95%	09/24/20[3,4]	2,500,000	2,513,636
Wells Fargo Bank N.A. (MTN) (BKNT)
1.65%	01/22/18	3,135,000	3,161,296

			66,195,989

Communications — 1.55%
21st Century Fox America, Inc.
3.70%	10/15/25	1,500,000	1,573,686
AT&T, Inc.
1.56%	06/30/20[2]	4,000,000	3,961,620
CCO Safari II LLC
4.46%	07/23/22[3]	2,795,000	2,917,692
4.91%	07/23/25[3]	1,000,000	1,056,360
Comcast Corp.
2.75%	03/01/23	3,155,000	3,258,960
Neptune Finco Corp.
6.63%	10/15/25[3]	500,000	542,500
Sprint Communications, Inc.
9.00%	11/15/18[3]	1,250,000	1,314,063
T-Mobile USA, Inc.
6.63%	11/15/20	800,000	827,000

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 46

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Verizon Communications, Inc.
2.63%	02/21/20	$1,609,000	$1,657,085
3.45%	03/15/21	765,000	812,893
5.15%	09/15/23	1,800,000	2,074,690

			19,996,549

Consumer Discretionary — 0.40%
Anheuser-Busch InBev Finance, Inc.
3.30%	02/01/23	2,560,000	2,663,818
3.65%	02/01/26	2,450,000	2,578,265

			5,242,083

Electric — 3.54%
AEP Texas Central Co.
3.85%	10/01/25[3]	1,800,000	1,892,182
Berkshire Hathaway Energy Co.
3.50%	02/01/25	1,480,000	1,565,183
Black Hills Corp.
2.50%	01/11/19	2,510,000	2,535,409
DPL, Inc.
6.50%	10/15/16	67,000	68,256
Duke Energy Progress LLC
3.25%	08/15/25	3,000,000	3,165,217
Duquesne Light Holdings, Inc.
5.90%	12/01/21[3]	625,000	709,852
6.40%	09/15/20[3]	2,363,000	2,705,170
Entergy Corp.
4.00%	07/15/22	3,000,000	3,187,235
Entergy Mississippi, Inc.
3.10%	07/01/23	2,250,000	2,277,758
Exelon Corp.
1.55%	06/09/17	3,030,000	3,026,482
FirstEnergy Corp., Series A
2.75%	03/15/18	1,140,000	1,150,848
Homer City Generation LP (PIK)
8.73%	10/01/26[5,6]	468,750	283,594
Ipalco Enterprises, Inc.
5.00%	05/01/18	1,615,000	1,702,295
Jersey Central Power & Light Co.
4.80%	06/15/18	2,025,000	2,126,772
Kansas City Power & Light Co.
3.65%	08/15/25	1,000,000	1,042,766
KCP&L Greater Missouri Operations Co.
8.27%	11/15/21	2,275,000	2,772,144
Metropolitan Edison Co.
7.70%	01/15/19	500,000	568,880
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28	682,006	668,366

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Electric (continued)
NextEra Energy Capital Holdings, Inc., Series F
2.06%	09/01/17	$3,600,000	$3,622,307
Oncor Electric Delivery Co. LLC
4.10%	06/01/22	1,500,000	1,623,155
6.80%	09/01/18	900,000	1,004,173
Public Service Co. of New Mexico
3.85%	08/01/25	1,800,000	1,862,537
7.95%	05/15/18	475,000	534,206
Southwestern Electric Power Co.
3.55%	02/15/22	1,500,000	1,571,862
6.45%	01/15/19	1,109,000	1,231,713
Texas-New Mexico Power Co.
9.50%	04/01/19[3]	1,800,000	2,128,082
Tucson Electric Power Co.
3.85%	03/15/23	700,000	706,822

			45,733,266

Energy — 2.88%
Boardwalk Pipelines LP
4.95%	12/15/24	1,000,000	916,276
5.20%	06/01/18	1,000,000	1,008,540
BP Capital Markets PLC (United Kingdom)
3.06%	03/17/22[4]	1,700,000	1,727,476
3.51%	03/17/25[4]	200,000	203,333
Brooklyn Union Gas Co. (The)
3.41%	03/10/26[3]	4,000,000	4,142,572
Canadian Natural Resources Ltd. (Canada)
3.90%	02/01/25[4]	1,000,000	900,424
Columbia Pipeline Group, Inc.
2.45%	06/01/18[3]	3,135,000	3,105,130
Continental Resources, Inc.
3.80%	06/01/24	835,000	674,263
Enbridge Energy Partners LP
5.88%	10/15/25	1,250,000	1,263,198
Energy Transfer Partners LP
2.50%	06/15/18	2,000,000	1,936,954
3.60%	02/01/23	2,317,000	2,012,977
3.63%	11/01/66[2]	910,000	514,696
5.20%	02/01/22	600,000	570,055
Florida Gas Transmission Co. LLC
3.88%	07/15/22[3]	1,000,000	953,883
7.90%	05/15/19[3]	1,500,000	1,686,233
Noble Energy, Inc.
3.90%	11/15/24	600,000	565,500
Petroleos Mexicanos (Mexico)
2.00%	12/20/22[4]	2,100,000	2,123,125
Pioneer Natural Resources Co.
3.45%	01/15/21	1,000,000	1,001,858

See accompanying notes to Schedule of Portfolio Investments.

47 / Annual Report March 2016

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Rockies Express Pipeline LLC
5.63%	04/15/20[3]	$1,600,000	$1,520,000
Ruby Pipeline LLC
6.00%	04/01/22[3]	1,250,000	1,219,064
Shell International Finance BV (Netherlands)
3.25%	05/11/25[4]	2,450,000	2,464,498
Spectra Energy Partners LP
2.95%	09/25/18	1,275,000	1,282,060
TC PipeLines LP
4.65%	06/15/21	2,575,000	2,495,659
Texas Eastern Transmission LP
2.80%	10/15/22[3]	3,080,000	2,940,307
Williams Cos., Inc. (The)
7.88%	09/01/21	70,000	65,082

			37,293,163

Finance — 5.67%
American Express Credit Corp., Series F (MTN)
2.60%	09/14/20	1,835,000	1,874,852
Bear Stearns Cos. LLC (The)
7.25%	02/01/18	2,140,000	2,350,968
Chase Capital III, Series C
1.19%	03/01/27[2]	500,000	404,375
CIT Group, Inc.
4.25%	08/15/17	1,049,000	1,069,980
Citigroup, Inc.
1.11%	08/14/17[2]	750,000	747,105
1.18%	08/25/36[2]	205,000	133,614
2.32%	05/15/18[2]	583,000	591,498
Durrah MSN 35603 (Cayman Islands)
1.68%	01/22/25[4]	4,921,463	4,871,092
Ford Motor Credit Co. LLC
1.56%	01/09/18[2]	4,000,000	3,954,580
GE Capital International Funding Co. (Ireland)
0.96%	04/15/16[3,4]	775,000	775,046
3.37%	11/15/25[3,4]	595,000	635,706
General Electric Corp. (GMTN)
3.10%	01/09/23	230,000	243,774
4.63%	01/07/21	700,000	792,019
5.63%	05/01/18	730,000	800,163
General Electric Corp. (MTN)
1.00%	05/05/26[2]	1,610,000	1,463,423
General Motors Financial Co., Inc.
3.00%	09/25/17	2,000,000	2,016,250
3.45%	04/10/22	1,200,000	1,190,625
5.25%	03/01/26	500,000	523,954

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Goldman Sachs Group, Inc. (GMTN) (The)
7.50%	02/15/19	$550,000	$633,939
Goldman Sachs Group, Inc. (MTN) (The)
1.43%	12/15/17[2]	1,000,000	997,728
2.24%	11/29/23[2]	2,900,000	2,885,686
Goldman Sachs Group, Inc. (The)
1.29%	05/22/17[2]	1,000,000	999,431
2.75%	09/15/20	1,635,000	1,660,465
3.75%	02/25/26	2,000,000	2,051,656
5.95%	01/18/18	350,000	375,497
6.15%	04/01/18	1,100,000	1,190,536
6.25%	09/01/17	1,500,000	1,595,629
International Lease Finance Corp.
7.13%	09/01/18[3]	1,850,000	2,018,813
JPMorgan Chase Capital XIII, Series M
1.58%	09/30/34[2]	1,070,000	802,500
JPMorgan Chase Capital XXI, Series U
1.56%	02/02/37[2]	1,650,000	1,163,250
Morgan Stanley
1.37%	01/05/18[2]	3,000,000	2,990,454
Morgan Stanley (GMTN)
2.38%	07/23/19	1,000,000	1,010,592
3.88%	01/27/26	3,150,000	3,291,756
5.45%	01/09/17	2,250,000	2,323,908
6.63%	04/01/18	1,000,000	1,093,049
Morgan Stanley (MTN)
5.55%	04/27/17	1,000,000	1,042,951
6.25%	08/28/17	800,000	850,013
Protective Life Global Funding
2.70%	11/25/20[3]	3,115,000	3,167,365
Safina Ltd. (Cayman Islands)
2.00%	12/30/23[4]	9,220,758	9,295,907
Sandalwood 2013 LLC
2.90%	07/10/25	2,716,088	2,834,917
SL Green Realty Corp.
5.00%	08/15/18	1,200,000	1,259,964
Visa, Inc.
3.15%	12/14/25	2,040,000	2,128,524
ZFS Finance USA Trust II
6.45%	12/15/65[2,3]	1,250,000	1,253,125

			73,356,679

Food — 0.29%
Kraft Heinz Co.
1.60%	06/30/17[3]	3,680,000	3,692,968

Health Care — 3.50%
AbbVie, Inc.
1.80%	05/14/18	4,380,000	4,411,689

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 48

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Actavis Funding SCS (Luxembourg)
3.45%	03/15/22[4]	$4,000,000	$4,158,056
3.80%	03/15/25[4]	1,250,000	1,303,335
Amgen, Inc.
3.63%	05/15/22	3,000,000	3,215,559
AstraZeneca PLC (United Kingdom)
3.38%	11/16/25[4]	3,200,000	3,318,672
Baxalta, Inc.
2.00%	06/22/18[3]	1,405,000	1,394,834
2.88%	06/23/20[3]	1,400,000	1,398,970
Biogen, Inc.
3.63%	09/15/22	1,825,000	1,933,607
Catholic Health Initiatives
2.60%	08/01/18	1,000,000	1,019,095
2.95%	11/01/22	500,000	503,708
4.20%	08/01/23	1,000,000	1,072,250
Celgene Corp.
2.13%	08/15/18	2,950,000	2,989,106
Express Scripts Holding Co.
3.30%	02/25/21	2,440,000	2,501,473
Gilead Sciences, Inc.
3.65%	03/01/26	1,200,000	1,279,186
HCA, Inc.
6.50%	02/15/20	955,000	1,049,306
Johnson & Johnson
2.45%	03/01/26	2,525,000	2,527,876
Medtronic, Inc.
1.43%	03/15/20[2]	1,500,000	1,500,284
Mylan NV (Netherlands)
3.00%	12/15/18[3,4]	3,000,000	3,038,829
Providence Health & Services Obligated Group
1.58%	10/01/17[2]	1,975,000	1,984,095
Stryker Corp.
3.50%	03/15/26	3,170,000	3,288,935
Valeant Pharmaceuticals International, Inc. (Canada)
5.88%	05/15/23[3,4]	1,850,000	1,452,250

			45,341,115

Industrials — 0.04%
Sydney Airport Finance Co. Pty Ltd. (Australia)
3.38%	04/30/25[3,4]	525,000	518,991

Information Technology — 0.47%
Apple, Inc.
3.25%	02/23/26	3,230,000	3,374,055

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Information Technology (continued)
Microsoft Corp.
3.13%	11/03/25	$2,600,000	$2,726,993

			6,101,048

Insurance — 1.79%
Berkshire Hathaway, Inc.
3.13%	03/15/26	3,800,000	3,898,407
Jackson National Life Global Funding
1.88%	10/15/18[3]	2,000,000	2,007,548
Metropolitan Life Global Funding I
2.50%	12/03/20[3]	3,000,000	3,051,228
3.88%	04/11/22[3]	1,000,000	1,068,417
Nationwide Mutual Insurance Co.
2.92%	12/15/24[2,3]	1,552,000	1,507,380
New York Life Global Funding
1.13%	03/01/17[3]	1,200,000	1,204,358
1.55%	11/02/18[3]	2,000,000	2,002,046
Pricoa Global Funding I
2.55%	11/24/20[3]	2,495,000	2,528,253
Principal Life Global Funding II
2.63%	11/19/20[3]	3,000,000	3,032,559
Reliance Standard Life Global Funding II
2.15%	10/15/18[3]	950,000	950,143
2.50%	04/24/19[3]	1,885,000	1,901,098

			23,151,437

Materials — 0.01%
Barrick Gold Corp. (Canada)
4.10%	05/01/23[4]	84,000	82,434

Real Estate Investment Trust (REIT) — 2.23%
Alexandria Real Estate Equities, Inc.
3.90%	06/15/23	150,000	152,073
4.60%	04/01/22	2,000,000	2,154,602
American Campus Communities Operating Partnership LP
3.35%	10/01/20	3,000,000	3,074,835
Boston Properties LP
3.70%	11/15/18	2,000,000	2,092,468
HCP, Inc.
4.00%	12/01/22	2,250,000	2,261,484
4.25%	11/15/23	1,895,000	1,903,581
Piedmont Operating Partnership LP
3.40%	06/01/23	1,900,000	1,839,956
Regency Centers LP
5.88%	06/15/17	1,491,000	1,564,493
SL Green Realty Corp.
7.75%	03/15/20	650,000	764,685
Ventas Realty LP
1.55%	09/26/16	1,000,000	1,000,954

See accompanying notes to Schedule of Portfolio Investments.

49 / Annual Report March 2016

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Ventas Realty LP/Ventas Capital Corp.
2.70%	04/01/20	$1,025,000	$1,032,919
Vereit Operating Partnership LP
2.00%	02/06/17	2,445,000	2,438,888
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17[3]	2,000,000	1,989,416
2.70%	09/17/19[3]	2,245,000	2,259,212
Welltower, Inc.
3.75%	03/15/23	1,000,000	1,000,450
4.25%	04/01/26	1,250,000	1,269,321
4.70%	09/15/17	1,000,000	1,039,644
5.25%	01/15/22	930,000	1,018,730

			28,857,711

Transportation — 1.40%
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23	1,655,109	1,772,001
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18	13,756	14,069
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	08/02/20	508,024	543,268
Continental Airlines Pass-Through Trust, Series 1999-2, Class A1
7.26%	03/15/20	204,876	219,729
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22	2,665,960	2,959,215
Continental Airlines Pass-Through Trust, Series 2009, Class A2
7.25%	11/10/19	2,736,534	3,080,311
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23	926,212	1,052,408
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G1
0.99%	08/15/16[2]	2,495	2,495
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G2
1.07%	11/15/16[2]	3,892,000	3,862,810
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A1
7.04%	04/01/22	1,337,114	1,474,168
U.S. Airways Pass-Through Trust, Series 2001-1, Class G
7.08%	03/20/21	508,829	540,630
U.S. Airways Pass-Through Trust, Series 2011-1, Class A
7.13%	10/22/23	1,056,158	1,227,783

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
U.S. Airways Pass-Through Trust, Series 2012, Class A
4.63%	06/03/25	$414,575	$442,040
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24	664,389	743,286
UAL Pass-Through Trust, Series 2009-2A, Class 2
9.75%	01/15/17	129,275	135,816

			18,070,029

Total Corporates
(Cost $369,921,230)			373,633,462

MORTGAGE-BACKED — 20.16%**
Commercial Mortgage-Backed — 2.53%
225 Liberty Street Trust, Series 2016-225L, Class A
3.60%	02/10/36[3]	1,225,000	1,303,129
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2012-PARK, Class A
2.96%	12/10/30[3]	3,417,000	3,454,281
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
2.16%	09/10/45[2,3,6]	8,907,513	682,033
Commercial Mortgage Trust, Series 2012-LC4, Class A3
3.07%	12/10/44	5,021,000	5,164,930
Commercial Mortgage Trust, Series 2013-300P, Class A1
4.35%	08/10/30[3]	1,160,000	1,294,728
Commercial Mortgage Trust, Series 2014-277P, Class A
3.61%	08/10/49[2,3]	1,265,000	1,352,165
Commercial Mortgage Trust, Series 2015-3BP, Class A
3.18%	02/10/35[3]	1,255,000	1,296,099
Commercial Mortgage Trust, Series 2016-787S, Class A
3.55%	02/01/36[2,3]	1,225,000	1,289,907
DBRR Trust, Series 2011-LC2, Class A4A
4.54%	04/12/21[2,3]	516,997	568,479
DBRR Trust, Series 2012-EZ1, Class C
2.06%	09/25/45[3]	2,604,042	2,594,796
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1
3.74%	11/10/46[3]	294,412	295,239
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB17, Class A4
5.43%	12/12/43	590,904	595,868

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 50

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class ASB
5.83%	02/15/51	[2]	$259,700	$262,139
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A2
4.31%	08/05/32	[3]	3,000,000	3,248,442
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A2
3.67%	02/15/46	[3]	231,162	235,114
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-HSBC, Class A
3.09%	07/05/32	[3]	1,200,000	1,247,694
Morgan Stanley Capital I Trust, Series 2001-C3, Class A2
3.22%	07/15/49		175,553	176,029
Morgan Stanley Capital I Trust, Series 2007-HQ12, Class A5
5.72%	04/12/49	[2]	284,699	284,808
Morgan Stanley Capital I Trust, Series 2012-C4, Class A4
3.24%	03/15/45		1,445,000	1,517,499
RBS Commercial Funding Trust, Series 2013-GSP, Class A
3.83%	01/13/32	[2,3]	1,170,000	1,266,093
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1
3.87%	01/05/35	[2,3]	1,285,000	1,247,679
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1
3.35%	11/15/43	[3]	1,810,405	1,876,364
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		1,405,000	1,509,556

				32,763,071

Non-Agency Mortgage-Backed — 7.57%
Ameriquest Mortgage Securities, Inc., Series 2004-R8, Class M1
1.39%	09/25/34	[2]	2,558,614	2,555,373
Ameriquest Mortgage Securities, Inc., Series 2005-R3, Class M1
0.87%	05/25/35	[2]	2,903,247	2,887,701
Ameriquest Mortgage Securities, Inc., Series 2005-R4, Class M1
0.86%	07/25/35	[2]	1,910,000	1,871,492
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class M1
0.86%	07/25/35	[2]	2,159,049	2,162,947

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE9, Class M1
1.41%	12/25/34	[2]	$719,262	$651,421
Banc of America Funding Trust, Series 2003-2, Class 1A1
6.50%	06/25/32		3,418	3,607
Banc of America Funding Trust, Series 2015-R2, Class 9A1
0.65%	03/25/37	[2,3]	2,808,281	2,715,017
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE9, Class M1
0.94%	10/25/35	[2]	244,557	244,414
Centex Home Equity Loan Trust, Series 2005-D, Class M1
0.86%	10/25/35	[2]	1,938,972	1,939,100
Chase Funding Trust, Series 2004-2, Class 1A4
5.32%	02/25/35		774	776
Chevy Chase Mortgage Funding Corp., Series 2005-2A, Class A1
0.61%	05/25/36	[2,3]	157,042	139,104
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.18%	02/25/34	[2]	17,777	17,302
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.61%	03/25/37	[2]	1,172,225	1,162,426
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		286,690	310,099
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[2,3]	224,961	243,003
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[2]	545,026	599,629
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[2]	126,954	132,640
Conseco Financial Corp., Series 1998-4, Class A5
6.18%	04/01/30		308,836	320,733
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		580,729	624,494
Countryplace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,3]	700,000	704,569
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
2.58%	08/25/34	[2]	130,827	126,312

See accompanying notes to Schedule of Portfolio Investments.

51 / Annual Report March 2016

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Trust, Series 2014-4R, Class 16A1
0.64%	02/27/36	[2,3]	$1,586,503	$1,552,869
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB3, Class AF1 (STEP)
3.38%	12/25/32		1,268,022	1,236,853
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF4 (STEP)
3.54%	12/25/36		730,009	522,259
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
0.50%	04/25/37	[2]	190,317	120,655
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A3
0.69%	04/25/37	[2]	2,261,464	1,460,726
EquiFirst Mortgage Loan Trust, Series 2005-1, Class M1
1.06%	04/25/35	[2]	50,255	50,378
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1
1.08%	05/25/35	[2]	722,782	722,426
First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.61%	06/25/37	[2]	650,603	396,062
First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
0.68%	06/25/37	[2]	1,202,296	831,610
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.43%	09/25/34	[2]	451,401	438,489
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[2,3]	129,019	131,848
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	187,196	191,829
GSAA Home Equity Trust, Series 2005-9, Class 1A1
0.71%	08/25/35	[2]	1,288,388	1,233,827
Home Equity Loan Trust, Series 2003-HS2, Class AI4 (STEP)
4.37%	07/25/33		2,308	2,305
Home Loan Trust, Series 2001-HI3, Class AI7 (STEP)
7.56%	07/25/26		103,324	104,790
HSBC Home Equity Loan Trust, Series 2007-3, Class APT
1.63%	11/20/36	[2]	867,092	866,491
HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 1A
0.65%	12/25/35	[2]	5,314,725	5,238,913

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
1.23%	11/25/34	[2]	$34,175	$29,402
IndyMac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
2.55%	06/25/37	[2]	1,340,165	1,014,018
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		250,266	253,646
IndyMac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		66,623	67,723
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		161,464	167,535
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
4.40%	05/25/37	[2]	440,455	399,295
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		158,036	163,113
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A5
5.87%	04/15/40		90,807	94,584
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[2]	286,173	300,889
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
2.86%	01/25/34	[2]	188,821	182,564
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
2.87%	01/25/34	[2]	668	637
MASTR Asset Securitization Trust, Series 2002-8, Class 1A1
5.50%	12/25/17		599	602
MASTR Asset-Backed Securities Trust, Series 2005-WF1, Class M1
0.84%	06/25/35	[2]	2,218,220	2,219,892
MASTR Asset-Backed Securities Trust, Series 2006-AB1, Class A2
0.66%	02/25/36	[2]	731,325	730,118
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.70%	10/25/32	[2]	1,675	1,633
MASTR Seasoned Securities Trust, Series 2005-1, Class 4A1
2.57%	10/25/32	[2]	18,624	18,601
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38		956,315	1,023,182
Mid-State Trust, Series 2004-1, Class A
6.01%	08/15/37		491,183	526,880

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 52

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		$674,172	$776,037
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		481,552	515,220
Mid-State Trust, Series 2005-1, Class M2
7.08%	01/15/40		754,091	835,414
Morgan Stanley Capital I Trust, Series 2004-NC7, Class M2
1.36%	07/25/34	[2]	1,261,002	1,219,570
Morgan Stanley Capital I Trust, Series 2005-HE3, Class M3
1.23%	07/25/35	[2]	1,903,000	1,852,603
Morgan Stanley Capital I Trust, Series 2006-NC1, Class A4
0.73%	12/25/35	[2]	5,575,685	5,340,908
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1
0.88%	08/25/35	[2]	336,139	336,992
New Century Home Equity Loan Trust, Series 2005-3, Class M1
0.91%	07/25/35	[2]	987,561	987,764
New York Mortgage Trust, Series 2005-3, Class A1
0.67%	02/25/36	[2]	3,146,026	2,912,616
Park Place Securities, Inc., Series 2004-WCW1, Class M2
1.45%	09/25/34	[2]	2,069,093	2,067,331
Park Place Securities, Inc., Series 2005-WCW1, Class M1
0.88%	09/25/35	[2]	3,061,959	3,045,846
Park Place Securities, Inc., Series 2005-WCW2, Class A2D
0.80%	07/25/35	[2]	138,911	139,439
Park Place Securities, Inc., Series 2005-WHG4, Class A2D
0.80%	09/25/35	[2]	2,281,729	2,283,400
Park Place Securities, Inc., Series 2005-WHQ2, Class M1
1.06%	05/25/35	[2]	2,010,860	2,005,204
RBSSP Resecuritization Trust, Series 2009-6, Class 11A4
0.86%	08/26/36	[2,3]	1,587,461	1,519,425
Residential Asset Mortgage Product Trust, Series 2003-SL1, Class A41
8.00%	04/25/31		29,236	31,723
Residential Asset Mortgage Products Trust, Series 2002-RS4, Class AI5 (STEP)
6.16%	08/25/32		2,220	2,121
Residential Asset Mortgage Products Trust, Series 2003-RS1, Class AI5 (STEP)
6.19%	03/25/33		15,836	16,159

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products Trust, Series 2006-NC1, Class A3
0.73%	01/25/36	[2]	$6,475,000	$6,217,599
Residential Asset Securities Trust, Series 2004-IP2, Class 2A1
2.75%	12/25/34	[2]	46,138	46,006
Residential Asset Securities Trust, Series 2005-KS11, Class AI4
0.74%	12/25/35	[2]	1,491,853	1,487,540
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.70%	02/25/36	[2]	41,560	37,596
Soundview Home Loan Trust, Series 2005-OPT4, Class 2A3
0.69%	12/25/35	[2]	1,759,247	1,733,834
Soundview Home Loan Trust, Series 2006-WF2, Class A2C
0.57%	12/25/36	[2]	280,256	279,270
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-15, Class A
2.79%	10/25/34	[2]	2,017,582	1,899,657
Structured Asset Mortgage Investments II Trust, Series 2005-AR1, Class A1
0.91%	04/19/35	[2]	1,641,018	1,561,903
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A2
1.77%	02/25/36	[2]	925,474	778,895
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 22A1
2.20%	05/25/36	[2]	3,383,530	2,082,173
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-WF2, Class A3
1.03%	05/25/35	[2]	2,754,449	2,761,361
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.97%	04/15/30	[2,6]	3,657	474
UCFC Home Equity Loan, Series 1998-D, Class MF1
6.91%	04/15/30		48,611	49,620
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
2.75%	01/25/33	[2]	10,339	10,428
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A3
1.21%	10/25/45	[2]	1,964,012	1,793,658
Wells Fargo Home Equity Trust, Series 2005-1, Class M2
0.86%	04/25/35	[2]	5,915,000	5,834,185
Wells Fargo Home Equity Trust, Series 2006-1, Class A4
0.66%	05/25/36	[2]	3,707,689	3,682,273

				97,853,047

See accompanying notes to Schedule of Portfolio Investments.

53 / Annual Report March 2016

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed — 10.06%
Fannie Mae Pool (TBA)
3.00%	04/25/27		$1,815,000	$1,895,824
3.00%	04/25/43		3,985,000	4,088,049
3.50%	04/25/42		5,020,000	5,263,745
4.00%	04/25/41		3,620,000	3,868,027
Fannie Mae Pool 253974
7.00%	08/01/31		5,085	5,627
Fannie Mae Pool 254232
6.50%	03/01/22		8,205	9,389
Fannie Mae Pool 463901
4.52%	11/01/19		2,381,916	2,613,895
Fannie Mae Pool 468552
3.89%	07/01/21		1,846,815	2,022,602
Fannie Mae Pool 527247
7.00%	09/01/26		47	53
Fannie Mae Pool 545191
7.00%	09/01/31		2,991	3,349
Fannie Mae Pool 545646
7.00%	09/01/26		41	47
Fannie Mae Pool 549740
6.50%	10/01/27		11,962	13,690
Fannie Mae Pool 555284
7.50%	10/01/17		190	195
Fannie Mae Pool 606108
7.00%	03/01/31		783	814
Fannie Mae Pool 630599
7.00%	05/01/32		8,693	10,589
Fannie Mae Pool 655928
7.00%	08/01/32		4,484	5,467
Fannie Mae Pool 735207
7.00%	04/01/34		2,559	3,046
Fannie Mae Pool 735646
4.50%	07/01/20		3,112	3,265
Fannie Mae Pool 735686
6.50%	12/01/22		29,197	33,404
Fannie Mae Pool 735861
6.50%	09/01/33		128,713	146,611
Fannie Mae Pool 764388
2.03%	03/01/34	[2]	37,822	40,049
Fannie Mae Pool 776708
5.00%	05/01/34		207,984	234,440
Fannie Mae Pool 817611
2.05%	11/01/35	[2]	23,680	25,324
Fannie Mae Pool 844773
2.48%	12/01/35	[2]	1,129	1,185
Fannie Mae Pool 889125
5.00%	12/01/21		156,040	163,918
Fannie Mae Pool 889184
5.50%	09/01/36		203,928	231,004

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 890221
5.50%	12/01/33		$310,818	$350,500
Fannie Mae Pool 918445
5.52%	05/01/37	[2]	3,155	3,346
Fannie Mae Pool 939419
1.93%	05/01/37	[2]	79,837	84,590
Fannie Mae Pool AB3685
4.00%	10/01/41		1,733,232	1,875,141
Fannie Mae Pool AJ0764
4.50%	09/01/41		598,264	652,998
Fannie Mae Pool AJ7696
4.50%	12/01/41		2,030,484	2,212,446
Fannie Mae Pool AL0151
4.38%	04/01/21		5,492,159	6,055,575
Fannie Mae Pool AL0209
4.50%	05/01/41		651,412	720,683
Fannie Mae Pool AL2293
4.38%	06/01/21		4,494,994	4,995,078
Fannie Mae Pool AL6829
2.97%	05/01/27		4,021,445	4,179,867
Fannie Mae Pool AM4125
3.74%	08/01/23		2,430,000	2,675,033
Fannie Mae Pool AM7009
2.95%	11/01/24		2,605,797	2,732,021
Fannie Mae Pool AM7150
3.05%	11/01/24		1,810,427	1,909,560
Fannie Mae Pool AM7357
3.38%	12/01/29		2,375,000	2,504,267
Fannie Mae Pool AM9517
3.61%	08/01/30		2,380,000	2,555,960
Fannie Mae Pool AN0556
3.46%	12/01/30		2,510,213	2,663,315
Fannie Mae Pool AN0854
3.28%	02/01/28		2,465,000	2,621,181
Fannie Mae Pool FN0001
3.77%	12/01/20		2,855,675	3,101,283
Fannie Mae Pool FN0007
3.46%	11/01/20		1,390,000	1,492,257
Fannie Mae Pool MA1561
3.00%	09/01/33		2,812,147	2,926,020
Fannie Mae Pool MA1582
3.50%	09/01/43		2,145,268	2,255,080
Fannie Mae Pool MA1608
3.50%	10/01/33		2,788,754	2,950,196
Fannie Mae REMICS, Series 1989-25, Class G
6.00%	06/25/19		926	968

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 54

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 1992-116, Class B
6.50%	06/25/22		$66	$69
Fannie Mae REMICS, Series 1993-80, Class S
10.35%	05/25/23	[2]	6,909	7,983
Fannie Mae REMICS, Series 2001-52, Class YZ
6.50%	10/25/31		169,900	199,168
Fannie Mae REMICS, Series 2007-64, Class FA
0.90%	07/25/37	[2]	159,096	160,678
Fannie Mae REMICS, Series 2008-50, Class SA (IO)
5.62%	11/25/36	[2]	2,259,813	428,040
Fannie Mae Trust, Series 2003-W6, Class 5T (IO)
0.55%	09/25/42	[2]	18,733,985	283,421
Freddie Mac Gold Pool A25162
5.50%	05/01/34		240,222	271,215
Freddie Mac Gold Pool A33262
5.50%	02/01/35		70,928	81,330
Freddie Mac Gold Pool A68781
5.50%	10/01/37		13,915	15,842
Freddie Mac Gold Pool C03813
3.50%	04/01/42		1,582,679	1,669,231
Freddie Mac Gold Pool C90504
6.50%	12/01/21		1,046	1,191
Freddie Mac Gold Pool E01279
5.50%	01/01/18		596	614
Freddie Mac Gold Pool E90474
6.00%	07/01/17		955	971
Freddie Mac Gold Pool G01548
7.50%	07/01/32		459,039	578,797
Freddie Mac Gold Pool G01644
5.50%	02/01/34		166,355	187,772
Freddie Mac Gold Pool G02366
6.50%	10/01/36		123,143	144,833
Freddie Mac Gold Pool G07849
3.50%	05/01/44		2,396,362	2,526,511
Freddie Mac Gold Pool G08650
3.50%	06/01/45		5,638,352	5,906,650
Freddie Mac Gold Pool G08653
3.00%	07/01/45		2,404,277	2,463,257
Freddie Mac Gold Pool G08686
3.00%	01/01/46		1,887,839	1,934,077
Freddie Mac Gold Pool G08692
3.00%	02/01/46		738,551	756,669
Freddie Mac Gold Pool G08693
3.50%	02/01/46		2,892,673	3,030,370

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G08694
4.00%	02/01/46		$3,809,217	$4,071,393
Freddie Mac Gold Pool G08697
3.00%	03/01/46		1,160,000	1,188,764
Freddie Mac Gold Pool G08699
4.00%	03/01/46		1,555,000	1,662,027
Freddie Mac Gold Pool G11707
6.00%	03/01/20		1,295	1,350
Freddie Mac Gold Pool G12393
5.50%	10/01/21		149,926	160,969
Freddie Mac Gold Pool G12909
6.00%	11/01/22		219,224	238,742
Freddie Mac Gold Pool G13032
6.00%	09/01/22		127,955	138,370
Freddie Mac Gold Pool G60238
3.50%	10/01/45		6,733,492	7,097,259
Freddie Mac Gold Pool G60344
4.00%	12/01/45		1,154,392	1,247,777
Freddie Mac Gold Pool J06246
5.50%	10/01/21		55,687	59,774
Freddie Mac Gold Pool Q05261
3.50%	12/01/41		997,202	1,055,009
Freddie Mac Gold Pool Q20178
3.50%	07/01/43		1,394,394	1,478,373
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF02, Class A3
1.06%	07/25/20	[2]	955,104	954,383
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
3.16%	05/25/25		1,210,000	1,287,218
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A2
4.28%	01/25/20		1,505,000	1,660,387
Freddie Mac REMICS, Series 1602, Class SN
10.09%	10/15/23	[2]	14,590	19,978
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		60,862	68,828
Freddie Mac REMICS, Series 3460, Class SA (IO)
5.77%	06/15/38	[2]	2,320,636	382,361
Freddie Mac REMICS, Series 4030, Class HS (IO)
6.18%	04/15/42	[2]	2,140,233	421,339
Ginnie Mae I Pool 782810
4.50%	11/15/39		1,479,276	1,638,934

See accompanying notes to Schedule of Portfolio Investments.

55 / Annual Report March 2016

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool (TBA)
3.50%	04/20/43		$2,375,000	$2,511,191
Ginnie Mae II Pool 80968
1.88%	07/20/34	[2]	39,298	40,649
Ginnie Mae II Pool MA3033
3.00%	08/20/45		809,214	839,240
Ginnie Mae II Pool MA3173
3.50%	10/20/45		3,846,718	4,071,775
Ginnie Mae II Pool MA3174
4.00%	10/20/45		1,917,326	2,053,036
Ginnie Mae, Series 2004-8, Class SE
13.43%	11/26/23	[2]	52,567	64,631
Ginnie Mae, Series 2011-152, Class A
1.62%	07/16/33		981,404	980,290
NCUA Guaranteed Notes, Series 2010-R2, Class 1A
0.81%	11/06/17	[2]	674,753	675,057
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.96%	03/09/21	[2]	505,801	504,107
NCUA Guaranteed Notes, Series 2011-R2, Class 1A
0.84%	02/06/20	[2]	686,176	686,365

				130,109,238

Total Mortgage-Backed (Cost $254,972,677)				260,725,356

MUNICIPAL BONDS — 0.17%*
California — 0.02%
State of California, Taxable, Various Purpose, Series 3
5.95%	04/01/16		225,000	225,000

New York — 0.15%
City of New York, Build America Bonds
5.05%	10/01/24		1,000,000	1,183,440
New York State Urban Development Corp.
3.20%	03/15/22		700,000	735,819

				1,919,259

Total Municipal Bonds (Cost $2,049,933)				2,144,259

U.S. TREASURY SECURITIES — 37.10%
U.S. Treasury Bonds — 1.52%
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
0.25%	01/15/25	[7]	14,823,853	14,961,181
0.38%	07/15/25	[7]	4,550,627	4,651,945

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes — 35.58%
U.S. Treasury Notes
0.75%	10/31/17		$127,460,000	$127,517,261
0.75%	02/28/18		55,555,000	55,572,358
1.00%	12/31/17		64,920,000	65,229,957
1.25%	03/31/21		94,735,000	94,868,221
1.38%	01/31/21		81,950,000	82,548,642
1.63%	02/15/26		28,755,000	28,348,079
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.13%	07/15/24	[7]	6,161,230	6,186,572

Total U.S. Treasury Securities (Cost $477,021,992)				479,884,216

Total Bonds – 94.16% (Cost $1,208,837,571)				1,217,898,321

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 7.19%

Foreign Government Obligations — 1.01%
Japan Treasury Discount Bill, Series 575 (Japan)
0.00%[8]	06/10/16	[4]	760,000,000	6,763,219
Japan Treasury Discount Bill, Series 597 (Japan)
0.00%[8]	06/27/16	[4]	710,000,000	6,318,750

				13,081,969

Money Market Funds — 2.20%
Morgan Stanley Institutional Liquidity Fund
0.25%[9]			28,515,000	28,515,000

U.S. Agency Discount Notes — 3.36%
Federal Home Loan Bank
0.29%[8]	04/07/16		15,000,000	14,999,505
0.33%[8]	05/10/16		18,445,000	18,440,001
0.40%[8]	07/25/16		10,000,000	9,988,820

				43,428,326

U.S. Treasury Bills — 0.62%
U.S. Treasury Bills
0.13%[8]	04/14/16		4,000,000	3,999,856
0.18%[8]	04/07/16	[10]	510,000	509,991
0.43%[8]	08/18/16		3,500,000	3,495,544

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 56

Intermediate Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills (continued)
			$ 8,005,391

Total Short-Term Investments (Cost $92,431,598)			93,030,686

Total Investments – 101.35% (Cost $1,301,269,169)[1]			1,310,929,007

Liabilities in Excess of Other Assets – (1.35)%			(17,453,581)

Net Assets – 100.00%			$1,293,475,426

	Currency Purchased	Currency Sold	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 06/10/16 at 122.21 Counterparty: Barclay’s Capital
USD	$6,219,058	JPY 760,000,000	$(556,838)
Forward currency contract to sell Japanese Yen on 06/27/16 at 112.14 Counterparty: Barclay’s Capital
USD	$6,331,315	JPY 710,000,000	(2,833)
Net unrealized (depreciation)			$(559,671)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
247	U.S. Treasury Two Year Note, Expiration June 2016	$142,412
340	U.S. Treasury Five Year Note, Expiration June 2016	34,797
	Net unrealized appreciation	$177,209

Notes:

[1]	Cost for federal income tax purposes is $1,301,389,691 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$17,113,205
Gross unrealized (depreciation)	(7,573,889)

Net unrealized appreciation	$9,539,316

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2016.
[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[5]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.
[6]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $966,101, which is 0.07% of total net assets.
[7]	Inflation protected security. Principal amount reflects original security face amount.
[8]	Represents annualized yield at date of purchase.
[9]	Represents the current yield as of March 31, 2016.
[10]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $484,990.
†	Fair valued security. The aggregate value of fair valued securities is $784,249, which is 0.06% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(MTN): Medium-term note

(PIK): Payment in kind

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

57 / Annual Report March 2016

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
BONDS – 97.15%
ASSET-BACKED SECURITIES — 6.98%**
A Voce CLO Ltd. (Cayman Islands)
2.08%	07/15/26	[2,3,4]	$12,000	$11,836
Academic Loan Funding Trust, Series 2012-1A, Class A2
1.53%	12/27/44	[3,4]	14,950,000	14,506,359
Access Group, Inc., Series 2001, Class 2A1
0.99%	05/25/29	[3]	2,304,986	2,141,046
Aircastle Aircraft Lease Backed Trust, Series 2007-1A, Class G1
0.75%	06/14/37	[3,4]	624,839	613,026
American Money Management Corp., Series 2013-13A, Class A1L (Cayman Islands)
2.07%	01/26/26	[2,3,4]	500,000	498,545
American Money Management Corp., Series 2015-16A, Class A1 (Cayman Islands)
2.12%	04/14/27	[2,3,4]	80,380,000	79,361,987
ARES XXVI CLO Ltd., Series 2013-1A, Class A (Cayman Islands)
1.72%	04/15/25	[2,3,4]	500,000	493,936
Avery Point CLO Ltd., Series 2014-1A, Class A (Cayman Islands)
2.14%	04/25/26	[2,3,4]	500,000	499,303
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
0.74%	11/14/33	[2,3,4]	301,124	282,680
Babson CLO Ltd., Series 2013-IA, Class A (Cayman Islands)
1.72%	04/20/25	[2,3,4]	1,000,000	988,575
Babson CLO Ltd., Series 2014-3A, Class A (Cayman Islands)
2.07%	01/15/26	[2,3,4]	26,250,000	26,096,490
Babson CLO Ltd., Series 2015-IA, Class A (Cayman Islands)
2.05%	04/20/27	[2,3,4]	74,000,000	73,147,002
Ballyrock CLO LLC, Series 2014-1, Class A1 (Cayman Islands)
2.10%	10/20/26	[2,3,4]	90,980,000	89,921,903
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.80%	01/25/35	[3,4]	3,072,438	2,760,270
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
0.73%	04/25/35	[3,4]	6,448,893	5,886,805
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
0.66%	12/25/36	[3,4]	209,220	173,691
Bayview Commercial Asset Trust, Series 2007-1, Class A1
0.65%	03/25/37	[3,4]	7,050,826	6,148,003

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.67%	07/25/37	[3,4]	$1,822,942	$1,526,900
Betony CLO Ltd., Series 2015-1A, Class A (Cayman Islands)
2.13%	04/15/27	[2,3,4]	35,000,000	34,709,500
BlueMountain CLO Ltd., Series 2012-2A, Class A1 (Cayman Islands)
2.04%	11/20/24	[2,3,4]	500,000	500,501
BlueMountain CLO Ltd., Series 2014-1A, Class A (Cayman Islands)
2.14%	04/30/26	[2,3,4]	500,000	499,289
Brazos Higher Education Authority, Inc., Series 2003 I, Class A3
0.74%	09/26/22	[3]	13,789	13,734
Brazos Higher Education Authority, Inc., Series 2005-1, Class 1A4
0.78%	03/26/29	[3]	10,000,000	9,607,100
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.83%	02/25/35	[3]	13,390,000	12,608,076
Brazos Higher Education Authority, Inc., Series 2011-1, Class A3
1.68%	11/25/33	[3]	16,050,000	15,552,520
Brazos Higher Education Authority, Inc., Series 2011-2, Class A2
1.47%	07/25/29	[3]	2,610,283	2,581,575
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.62%	10/27/36	[3]	24,361,000	23,560,279
Brazos Higher Education Authority, Inc., Series 2012-1, Class A1
1.13%	12/26/35	[3]	82,217	78,657
Cent CLO 21 Ltd., Series 2104-21A, Class A1B (Cayman Islands)
2.01%	07/27/26	[2,3,4]	500,000	494,025
Chase Issuance Trust, Series 2014-A3, Class A3
0.64%	05/15/18	[3]	9,845,000	9,844,269
CIFC Funding Ltd., Series 2012-2A, Class A1R (Cayman Islands)
1.99%	12/05/24	[2,3,4]	500,000	495,007
CIT Education Loan Trust, Series 2007-1, Class A
0.72%	03/25/42	[3,4]	29,770,923	27,327,189
CIT Education Loan Trust, Series 2007-1, Class B
0.93%	06/25/42	[3,4]	20,856,857	17,392,823
Citibank Credit Card Issuance Trust, Series 2014-A3, Class A3
0.64%	05/09/18	[3]	15,635,000	15,636,598
Clear Creek CLO Ltd., Series 2015-1A, Class A (Cayman Islands)
2.07%	04/20/27	[2,3,4]	26,550,000	26,090,313

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 58

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
College Loan Corp. Trust, Series 2005-2, Class B
1.11%	01/15/37	[3]	$4,602,389	$3,847,976
Dryden 33 Senior Loan Fund, Series 2014-33A, Class A (Cayman Islands)
2.10%	07/15/26	[2,3,4]	4,000,000	3,977,400
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
2.12%	04/15/27	[2,3,4]	43,970,000	43,740,477
Dryden XXV Senior Loan Fund, Series 2012-25A, Class A (Cayman Islands)
2.00%	01/15/25	[2,3,4]	24,100,000	24,007,673
Eaton Vance CLO Ltd., Series 2014-1A, Class A (Cayman Islands)
2.07%	07/15/26	[2,3,4]	41,055,000	40,675,241
Education Loan Asset-Backed Trust I
1.23%	06/25/26	[3,4]	11,932,648	11,851,611
Education Loan Asset-Backed Trust, Series 2013-1A, Class A2
1.23%	04/26/32	[3,4]	12,750,000	12,159,245
Educational Funding of the South, Inc., Series 2011-1, Class A2
1.27%	04/25/35	[3]	83,060	80,544
Educational Funding of the South, Inc., Series 2012-1, Class A
1.48%	03/25/36	[3]	26,935,803	26,169,927
EFS Volunteer No. 2 LLC, Series 2012-1, Class A2
1.78%	03/25/36	[3,4]	16,085,000	15,528,587
Flagship CLO VIII Ltd., Series 2014-8A, Class A (Cayman Islands)
2.18%	01/16/26	[2,3,4]	114,760,000	112,651,515
Flatiron CLO Ltd., Series 2014-1A, Class A1 (Cayman Islands)
2.00%	07/17/26	[2,3,4]	26,395,000	25,855,671
Ford Credit Auto Owner Trust, Series 2012-C, Class A4
0.79%	11/15/17		46,529	46,522
GCO Education Loan Funding Trust, Series 2006-1, Class A11L
0.86%	05/25/36	[3]	25,000,000	22,168,718
GE Business Loan Trust, Series 2004-2A, Class A
0.66%	12/15/32	[3,4]	3,480,585	3,432,108
GE Business Loan Trust, Series 2005-1A, Class A3
0.69%	06/15/33	[3,4]	5,325,427	4,916,371
GE Business Loan Trust, Series 2005-2A, Class A
0.68%	11/15/33	[3,4]	10,723,021	10,265,715
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29	[2,4]	74,204,167	69,392,375

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Goal Capital Funding Trust, Series 2005-2, Class A3
0.80%	05/28/30	[3]	$20,878,209	$20,392,252
Goal Capital Funding Trust, Series 2005-2, Class B
1.16%	11/25/44	[3]	13,307,120	11,290,814
Goal Capital Funding Trust, Series 2006-1, Class A3
0.75%	11/25/26	[3]	11,446	11,342
Goal Capital Funding Trust, Series 2006-1, Class B
1.08%	08/25/42	[3]	3,763,587	3,316,332
Goal Structured Solutions Trust, Series 2015-1, Class A
1.08%	09/25/41	[3,4]	153,316,296	146,490,563
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A (Cayman Islands)
1.77%	04/25/25	[2,3,4]	6,560,000	6,477,541
Honda Auto Receivables Owner Trust, Series 2014-1, Class A3
0.67%	11/21/17		32,749,339	32,713,403
Honda Auto Receivables Owner Trust, Series 2015-4, Class A2
0.82%	07/23/18		127,255,000	127,022,429
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[4]	991,794	1,020,042
J.G. Wentworth XXXII LLC, Series 2014-2A, Class A
3.61%	01/17/73	[4]	58,846,490	57,984,877
Limerock CLO II Ltd., Series 2014-2A, Class A (Cayman Islands)
2.12%	04/18/26	[2,3,4]	12,500	12,381
Limerock CLO III Ltd., Series 2014-3A, Class A1 (Cayman Islands)
2.15%	10/20/26	[2,3,4]	90,000,000	89,103,510
Magnetite IX CLO Ltd., Series 2014-9A, Class A1 (Cayman Islands)
2.04%	07/25/26	[2,3,4]	12,000	11,934
Magnetite XI CLO Ltd., Series 2014-11A, Class A1 (Cayman Islands)
2.07%	01/18/27	[2,3,4]	35,305,000	35,086,956
Magnetite XII CLO Ltd., Series 2015-12A, Class A (Cayman Islands)
2.12%	04/15/27	[2,3,4]	13,250,000	13,191,607
National Collegiate Student Loan Trust, Series 2006-3, Class A3
0.58%	10/25/27	[3]	9,433,703	9,367,214
National Collegiate Student Loan Trust, Series 2006-4, Class A2
0.57%	12/27/27	[3]	789,040	786,353
Navient Student Loan Trust, Series 2014-1, Class A2
0.74%	03/27/23	[3]	2,750,000	2,723,695

See accompanying notes to Schedule of Portfolio Investments.

59 / Annual Report March 2016

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Series 2014-1, Class A3
0.94%	06/25/31	[3]	$1,175,000	$1,118,653
Navient Student Loan Trust, Series 2014-2, Class A
1.07%	03/25/83	[3]	96,645,582	90,384,587
Navient Student Loan Trust, Series 2014-3, Class A
1.05%	03/25/83	[3]	100,001,924	93,687,423
Navient Student Loan Trust, Series 2014-4, Class A
1.05%	03/25/83	[3]	155,319,256	145,494,295
Navient Student Loan Trust, Series 2014-5, Class A
1.05%	03/25/83	[3]	128,034,972	119,973,506
Navient Student Loan Trust, Series 2014-6, Class A
1.04%	03/25/83	[3]	127,669,877	119,112,848
Navient Student Loan Trust, Series 2014-7, Class A
1.04%	03/25/83	[3]	129,903,705	121,186,341
Navient Student Loan Trust, Series 2015-1, Class A2
1.03%	04/25/40	[3]	199,400,000	188,295,354
Navient Student Loan Trust, Series 2015-2, Class A1
0.71%	11/25/24	[3]	24,494,869	24,356,123
Navient Student Loan Trust, Series 2015-2, Class A3
1.00%	11/26/40	[3]	98,255,000	93,037,158
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B1
1.50%	02/25/36	[3,4]	10,125,000	8,968,004
Nelnet Student Loan Trust, Series 2006-1, Class A6
1.07%	08/23/36	[3,4]	12,500,000	11,521,504
Nelnet Student Loan Trust, Series 2007-2A, Class A3L
0.98%	03/25/26	[3,4]	63,972,778	62,098,677
Nelnet Student Loan Trust, Series 2008-3, Class A4
2.28%	11/25/24	[3]	2,520,000	2,527,059
Nelnet Student Loan Trust, Series 2014-2A, Class A1
0.71%	06/25/21	[3,4]	3,936,393	3,916,496
Nelnet Student Loan Trust, Series 2014-3A, Class A
1.01%	06/25/41	[3,4]	39,962,177	37,625,996
Nelnet Student Loan Trust, Series 2014-5A, Class A
0.98%	07/25/41	[3,4]	120,955,310	115,302,342
Nelnet Student Loan Trust, Series 2015-1A, Class A
1.02%	04/25/41	[3,4]	221,114,327	208,938,390

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Series 2015-2A, Class A2
1.03%	09/25/42	[3,4]	$293,135,000	$276,872,002
Nelnet Student Loan Trust, Series 2015-3A, Class A2
1.03%	02/26/46	[3,4]	9,265,000	8,833,357
Nelnet Student Loan Trust, Series 2015-3A, Class A3
1.33%	06/25/49	[3,4]	13,095,000	11,744,685
Nissan Auto Receivables Owner Trust, Series 2012-B, Class A4
0.66%	12/17/18		36,615	36,597
Nissan Auto Receivables Owner Trust, Series 2015-C, Class A2A
0.87%	11/15/18		36,375,000	36,320,154
North Carolina State Education Authority, Series 2011-1, Class A3
1.52%	10/25/41	[3]	24,545,000	23,358,030
North Carolina State Education Authority, Series 2011-2, Class A2
1.42%	07/25/25	[3]	8,763	8,601
Northstar Education Finance, Inc., Series 2007-1, Class A1
0.01%	04/28/30	[3]	10,000	9,598
Northstar Education Finance, Inc., Series 2007-1, Class A2
0.01%	01/29/46	[3]	42,825,000	39,366,941
Northwoods Capital Corp., Series 2014-11A, Class A (Cayman Islands)
2.22%	04/15/25	[2,3,4]	500,000	493,224
Oak Hill Credit Partners, Series 2012-7A, Class A (Cayman Islands)
2.04%	11/20/23	[2,3,4]	500,000	499,354
Octagon Investment Partners XI Ltd., Series 2007-1X, Class A1B (Cayman Islands)
0.89%	08/25/21	[2,3]	200,529	197,198
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class A (Cayman Islands)
2.14%	04/15/26	[2,3,4]	500,000	496,144
Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A3
1.58%	10/01/37	[3]	16,955,000	16,025,238
Panthera Aviation, Series 2013-1
10.00%	01/25/22	3,4,5,†	13,004,312	12,744,307
Panthera Aviation, Series 2013-2
10.00%	03/20/24	3,4,5,†	15,944,679	15,625,885
PHEAA Student Loan Trust, Series 2015-1A, Class A
1.03%	10/25/41	[3,4]	256,230,325	243,786,499
Race Point VII CLO Ltd., Series 2012-7A, Class A (Cayman Islands)
2.04%	11/08/24	[2,3,4]	500,000	497,919

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 60

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Red River CLO Ltd., Series 2001A, Class A (Cayman Islands)
0.89%	07/27/18	[2,3,4]	$39,600	$39,475
Scholar Funding Trust, Series 2012-B, Class A2
1.53%	03/28/46	[3,4]	38,825,000	37,534,077
SLC Student Loan Trust I, Series 2002-2, Class B2
1.60%	07/01/42	[3,4]	24,150,000	18,718,424
SLC Student Loan Trust, Series 2005-3, Class B
0.88%	06/15/40	[3]	511,905	424,599
SLC Student Loan Trust, Series 2006-1, Class A6
0.79%	12/15/38	[3]	9,495,000	7,853,165
SLC Student Loan Trust, Series 2006-1, Class B
0.84%	03/15/39	[3]	136,978	110,576
SLC Student Loan Trust, Series 2006-2, Class A6
0.79%	09/15/39	[3]	16,000,000	13,525,990
SLC Student Loan Trust, Series 2008-1, Class A4A
2.23%	12/15/32	[3]	26,260,980	26,218,530
SLM Student Loan Trust, Series 2003-11, Class A5
0.68%	12/15/22	[3,4]	37,882,128	37,502,534
SLM Student Loan Trust, Series 2003-11, Class A6
1.38%	12/15/25	[3,4]	16,265,000	15,567,701
SLM Student Loan Trust, Series 2003-4, Class A5E
1.38%	03/15/33	[3,4]	8,594,325	8,153,622
SLM Student Loan Trust, Series 2004-1, Class A4
0.88%	10/27/25	[3]	2,810,000	2,703,457
SLM Student Loan Trust, Series 2004-10, Class A5A
1.02%	04/25/23	[3,4]	5,427,721	5,418,739
SLM Student Loan Trust, Series 2004-10, Class A5B
1.02%	04/25/23	[3,4]	2,825,747	2,820,653
SLM Student Loan Trust, Series 2004-5A, Class A5
1.22%	10/25/23	[3,4]	7,705,172	7,669,235
SLM Student Loan Trust, Series 2004-8, Class B
1.08%	01/25/40	[3]	1,736,229	1,487,001
SLM Student Loan Trust, Series 2004-8A, Class A5
1.12%	04/25/24	[3,4]	96,740,013	95,676,831
SLM Student Loan Trust, Series 2005-4, Class B
0.80%	07/25/40	[3]	12,270,143	10,408,144

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2005-5, Class A5
1.37%	10/25/40	[3]	$60,000	$53,083
SLM Student Loan Trust, Series 2005-6, Class B
0.91%	01/25/44	[3]	13,653,800	11,428,155
SLM Student Loan Trust, Series 2005-8, Class A4
1.37%	01/25/28	[3]	5,160,000	5,093,025
SLM Student Loan Trust, Series 2006-10, Class B
0.84%	03/25/44	[3]	16,664,780	13,525,594
SLM Student Loan Trust, Series 2006-2, Class A6
0.79%	01/25/41	[3]	42,655,000	36,867,544
SLM Student Loan Trust, Series 2006-5, Class A5
0.73%	01/25/27	[3]	118,736,607	115,665,680
SLM Student Loan Trust, Series 2006-7, Class A5
0.72%	01/27/25	[3]	29,772,141	29,351,525
SLM Student Loan Trust, Series 2006-8, Class A6
0.78%	01/25/41	[3]	32,855,000	28,315,707
SLM Student Loan Trust, Series 2006-9, Class A5
0.72%	01/26/26	[3]	4,000,000	3,844,589
SLM Student Loan Trust, Series 2007-1, Class A5
0.71%	01/26/26	[3]	22,150,000	21,121,057
SLM Student Loan Trust, Series 2007-1, Class B
0.84%	01/27/42	[3]	6,780,201	5,625,526
SLM Student Loan Trust, Series 2007-3, Class A4
0.68%	01/25/22	[3]	3,160,000	2,934,825
SLM Student Loan Trust, Series 2007-6, Class A4
1.00%	10/25/24	[3]	43,820,000	41,936,286
SLM Student Loan Trust, Series 2007-6, Class B
1.47%	04/27/43	[3]	6,346,174	5,441,022
SLM Student Loan Trust, Series 2008-2, Class B
1.82%	01/25/29	[3]	38,874,000	32,418,566
SLM Student Loan Trust, Series 2008-3, Class A3
1.62%	10/25/21	[3]	36,265	35,615
SLM Student Loan Trust, Series 2008-3, Class B
1.82%	04/25/29	[3]	1,750,000	1,462,532
SLM Student Loan Trust, Series 2008-4, Class A4
2.27%	07/25/22	[3]	4,203,000	4,189,312

See accompanying notes to Schedule of Portfolio Investments.

61 / Annual Report March 2016

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-4, Class B
2.47%	04/25/29	[3]	$4,384,000	$3,979,552
SLM Student Loan Trust, Series 2008-5, Class A4
2.32%	07/25/23	[3]	34,509,000	34,668,266
SLM Student Loan Trust, Series 2008-5, Class B
2.47%	07/25/29	[3]	32,444,000	29,150,783
SLM Student Loan Trust, Series 2008-6, Class B
2.47%	07/25/29	[3]	31,644,000	29,088,462
SLM Student Loan Trust, Series 2008-7, Class B
2.47%	07/25/29	[3]	17,346,000	15,328,022
SLM Student Loan Trust, Series 2008-8, Class A4
2.12%	04/25/23	[3]	6,480,000	6,417,622
SLM Student Loan Trust, Series 2008-8, Class B
2.87%	10/25/29	[3]	545,000	520,822
SLM Student Loan Trust, Series 2008-9, Class A
2.12%	04/25/23	[3]	236,376,925	233,929,360
SLM Student Loan Trust, Series 2008-9, Class B
2.87%	10/25/29	[3]	31,600,000	29,951,893
SLM Student Loan Trust, Series 2009-3, Class A
1.18%	01/25/45	[3,4]	264,813,290	248,653,694
SLM Student Loan Trust, Series 2012-1, Class A2
0.88%	11/25/20	[3]	17,642,204	17,587,526
SLM Student Loan Trust, Series 2012-2, Class A
1.13%	01/25/29	[3]	22,443,688	21,622,451
SLM Student Loan Trust, Series 2012-3, Class A
1.08%	12/26/25	[3]	50,352,057	48,424,404
SLM Student Loan Trust, Series 2012-6, Class A2
0.71%	09/25/19	[3]	16,559,137	16,506,816
SLM Student Loan Trust, Series 2012-7, Class A2
0.71%	09/25/19	[3]	5,079,820	5,025,262
SLM Student Loan Trust, Series 2013-3, Class A2
0.73%	05/26/20	[3]	9,662,431	9,610,167
SLM Student Loan Trust, Series 2013-6, Class A3
1.08%	06/26/28	[3]	31,570,000	30,149,186
SLM Student Loan Trust, Series 2014-2, Class A2
0.78%	10/25/21	[3]	29,660,000	29,263,736

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SoFi Professional Loan Program LLC, Series 2014-A, Class A1
2.03%	06/25/25	[3,4]	$8,008,119	$7,975,871
South Carolina Student Loan Corp., Series 2006-1, Class A2
0.01%	12/01/22	[3]	13,159,072	13,047,921
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40	[4]	12,415,016	12,570,204
Spirit Master Funding LLC, Series 2014-2A, Class A
5.76%	03/20/42	[4]	7,978,696	8,309,061
Vermont Student Assistance Corp., Series 2012-1, Class A
1.14%	07/28/34	[3]	7,332,040	7,044,483
Voya CLO Ltd., Series 2015-1A, Class A1 (Cayman Islands)
2.10%	04/18/27	[2,3,4]	15,610,000	15,541,019
Wachovia Student Loan Trust, Series 2006-1, Class A6
0.79%	04/25/40	[3,4]	20,000	17,428

Total Asset-Backed Securities
(Cost $5,343,982,829)				5,149,807,629

BANK LOANS — 0.18%*
Communications — 0.07%
Nexstar Broadcasting, Inc., Term Loan
8.50%	01/27/17	[3,5]	52,190,000	52,190,000

Energy — 0.00%
Drillships Financing Holding, Term Loan B1, 1st Lien
6.00%	03/31/21	[3]	2,445,569	885,003

Finance — 0.07%
Delos Finance SARL, Term Loan B, 1st Lien
3.50%	02/27/21	[3]	49,009,581	49,162,736

Health Care — 0.02%
HCA, Inc., Term Loan B4
2.93%	05/01/18	[3]	15,539,693	15,560,905
Valeant Pharmaceuticals International, Inc., Term Loan BF1, 1st Lien (Canada)
4.00%	04/01/22	[2,3]	21,979	20,834
Valeant Pharmaceuticals, Term Loan B, 1st Lien (Canada)
4.50%	08/05/20	[2,3]	38,463	–

				15,581,739

Services — 0.02%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.88%	01/15/38	[2,3]	15,553,824	15,243,188

Total Bank Loans
(Cost $134,883,539)				133,062,666

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 62

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 21.56%*
Automotive — 0.05%
General Motors Co.
5.00%	04/01/35		$4,825,000	$4,524,147
5.20%	04/01/45		4,775,000	4,505,103
6.60%	04/01/36		28,125,000	31,053,611
6.75%	04/01/46		5,000	5,703

				40,088,564

Banking — 4.35%
Bank of America Corp.
2.00%	01/11/18		50,000	50,228
3.88%	03/22/17		1,250,000	1,279,612
5.63%	10/14/16		2,605,000	2,668,273
5.70%	01/24/22		28,885,000	33,208,882
5.75%	12/01/17		37,170,000	39,513,345
7.63%	06/01/19		405,000	471,666
Bank of America Corp. (MTN)
1.29%	12/01/26	[3]	14,400,000	12,263,515
1.70%	08/25/17		2,500,000	2,502,321
2.63%	10/19/20		113,840,000	114,755,274
3.30%	01/11/23		20,050,000	20,248,956
3.88%	08/01/25		72,205,000	74,982,582
4.00%	04/01/24		41,575,000	43,685,056
4.13%	01/22/24		55,417,000	58,800,485
5.00%	05/13/21		78,235,000	86,930,898
5.00%	01/21/44		27,270,000	30,123,433
5.63%	07/01/20		36,593,000	41,159,221
5.65%	05/01/18		28,375,000	30,511,613
6.88%	04/25/18		15,915,000	17,489,367
8.68%	05/02/17	[3]	5,800,000	5,720,540
8.95%	05/18/17	[3]	5,990,000	5,907,937
9.57%	06/06/17	[3]	12,113,000	12,113,000
Bank of America N.A. (BKNT)
0.91%	06/15/16	[3]	9,739,000	9,735,538
0.93%	06/15/17	[3]	51,120,000	50,796,359
5.30%	03/15/17		138,015,000	142,862,087
6.00%	06/15/16		39,640,000	40,018,681
6.10%	06/15/17		84,206,000	88,570,401
Bank of New York Mellon Corp. (MTN) (The)
1.35%	03/06/18		750,000	751,676
Bank One Corp.
8.00%	04/29/27		2,500,000	3,266,005
Bank One Corp. (STEP)
8.53%	03/01/19		1,810,000	2,098,551
Barclays PLC (United Kingdom)
3.65%	03/16/25	[2]	24,660,000	23,252,518
4.38%	01/12/26	[2]	90,915,000	90,023,806
Capital One Bank USA N.A. (BKNT)
1.15%	11/21/16		6,250,000	6,244,048
2.15%	11/21/18		11,602,000	11,568,145

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
2.25%	02/13/19		$30,712,000	$30,664,581
Capital One Financial Corp.
2.45%	04/24/19		300,000	302,416
3.20%	02/05/25		700,000	692,840
Capital One N.A.
2.35%	08/17/18		11,080,000	11,143,067
2.40%	09/05/19		17,050,000	16,991,169
Capital One N.A. (BKNT)
2.95%	07/23/21		6,795,000	6,840,207
Credit Suisse Group Funding Guernsey Ltd.
(United Kingdom)
3.13%	12/10/20	[2,4]	68,950,000	68,786,933
3.75%	03/26/25	[2]	7,375,000	7,102,508
3.80%	09/15/22	[2]	36,780,000	36,728,030
Credit Suisse/New York (MTN) (Switzerland)
1.31%	01/29/18	[2,3]	64,525,000	64,120,428
3.63%	09/09/24	[2]	6,500,000	6,601,914
Credit Suisse/New York (Switzerland)
3.00%	10/29/21	[2]	32,450,000	33,058,583
6.00%	02/15/18	[2]	18,692,000	19,932,925
Discover Bank
2.00%	02/21/18		14,255,000	14,180,054
2.60%	11/13/18		50,370,000	50,571,034
Discover Bank (BKNT)
3.10%	06/04/20		60,207,000	60,650,304
First Chicago NBD Institutional Capital I
1.17%	02/01/27	[3]	6,455,000	5,187,451
HBOS PLC (EMTN) (United Kingdom)
1.33%	09/30/16	[2]	17,625,000	17,558,906
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18	[2,4]	115,294,000	124,961,863
JPMorgan Chase & Co.
1.57%	01/23/20	[3]	15,000,000	15,011,040
2.20%	10/22/19		47,150,000	48,046,793
2.55%	10/29/20		158,480,000	160,425,263
2.75%	06/23/20		33,300,000	34,120,812
3.15%	07/05/16		208,000	209,300
3.20%	01/25/23		18,750,000	19,264,931
3.63%	05/13/24		4,750,000	4,958,064
3.90%	07/15/25		17,290,000	18,326,535
4.25%	10/15/20		10,525,000	11,402,527
4.25%	10/01/27		27,780,000	28,960,539
4.50%	01/24/22		345,000	380,876
4.63%	05/10/21		52,450,000	58,201,903
5.60%	07/15/41		4,942,000	6,066,382
6.30%	04/23/19		170,000	192,517
JPMorgan Chase Bank N.A.
0.96%	06/13/16	[3]	44,210,000	44,210,623

See accompanying notes to Schedule of Portfolio Investments.

63 / Annual Report March 2016

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
JPMorgan Chase Bank N.A. (BKNT)
5.88%	06/13/16		$5,040,000	$5,088,026
6.00%	07/05/17		1,678,000	1,770,468
6.00%	10/01/17		127,137,000	135,005,382
Lloyds Banking Group PLC (United Kingdom)
4.50%	11/04/24	[2]	10,200,000	10,228,963
4.65%	03/24/26	[2]	7,387,000	7,317,588
Macquarie Bank Ltd. (Australia)
1.25%	10/27/17	[2,3,4]	89,760,000	89,418,014
1.60%	10/27/17	[2,4]	20,000,000	19,930,280
6.63%	04/07/21	[2,4]	4,728,000	5,385,599
Royal Bank of Scotland NV (Netherlands)
4.65%	06/04/18	[2]	20,000,000	20,331,160
Royal Bank of Scotland PLC (United Kingdom)
1.88%	03/31/17	[2]	82,329,000	82,198,632
4.80%	04/05/26	[2]	24,190,000	24,266,199
5.13%	05/28/24	[2]	1,100,000	1,059,348
6.00%	12/19/23	[2]	20,200,000	20,489,890
6.40%	10/21/19	[2]	40,075,000	44,998,454
Santander UK Group Holdings PLC (United Kingdom)
2.88%	10/16/20	[2]	69,390,000	69,143,770
UBS AG/Stamford CT (GMTN) (Switzerland)
1.33%	03/26/18	[2,3]	80,250,000	80,052,425
1.80%	03/26/18	[2]	62,275,000	62,520,083
UBS AG/Stamford CT (Switzerland)
1.20%	06/01/17	[2,3]	33,900,000	33,870,338
1.38%	06/01/17	[2]	31,715,000	31,681,620
UBS Group Funding Jersey Ltd. (United Kingdom)
2.95%	09/24/20	[2,4]	35,890,000	36,085,762
4.13%	09/24/25	[2,4]	83,110,000	83,404,667
Wells Fargo & Co.
1.50%	01/16/18		220,000	221,350
2.50%	03/04/21		128,360,000	130,079,947
5.38%	11/02/43		22,731,000	25,914,249
Wells Fargo & Co. (MTN)
2.55%	12/07/20		10,000	10,162
3.30%	09/09/24		9,470,000	9,764,657
Wells Fargo Bank N.A. (MTN) (BKNT)
1.65%	01/22/18		47,285,000	47,681,627

				3,207,345,997

Communications — 1.93%
21st Century Fox America, Inc.
4.75%	09/15/44		5,800,000	5,979,536
4.95%	10/15/45		37,155,000	39,905,696
5.40%	10/01/43		6,105,000	6,753,595
6.15%	03/01/37		6,730,000	7,935,051

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
6.15%	02/15/41		$7,700,000	$9,228,866
Altice Financing SA (Luxembourg)
6.63%	02/15/23	[2,4]	1,000,000	1,005,000
Altice U.S. Finance I Corp.
5.38%	07/15/23	[4]	21,387,000	22,068,711
AT&T, Inc.
1.56%	06/30/20	[3]	16,863,000	16,701,200
2.45%	06/30/20		50,000,000	50,715,900
3.40%	05/15/25		8,315,000	8,321,698
3.80%	03/15/22		3,000,000	3,158,932
4.13%	02/17/26		75,590,000	79,987,297
4.35%	06/15/45		17,875,000	16,429,041
4.50%	05/15/35		50,000,000	49,525,675
4.75%	05/15/46		42,590,000	41,708,813
4.80%	06/15/44		30,630,000	29,878,484
5.65%	02/15/47		9,825,000	10,885,285
CBS Corp.
4.00%	01/15/26		4,822,000	5,028,379
CCO Holdings LLC/CCO Holdings Capital Corp.
5.88%	04/01/24	[4]	20,541,000	21,568,050
CCO Safari II LLC
4.46%	07/23/22	[4]	2,630,000	2,745,449
4.91%	07/23/25	[4]	1,460,000	1,542,286
6.38%	10/23/35	[4]	56,600,000	62,347,730
6.48%	10/23/45	[4]	129,870,000	144,655,700
CCOH Safari LLC
5.75%	02/15/26	[4]	3,607,000	3,746,771
Comcast Corp.
2.75%	03/01/23		34,775,000	35,920,862
3.60%	03/01/24		600,000	651,136
4.40%	08/15/35		17,230,000	18,703,665
4.60%	08/15/45		7,800,000	8,669,443
CSC Holdings LLC
6.75%	11/15/21		7,926,000	8,159,817
8.63%	02/15/19		3,000,000	3,307,500
DISH DBS Corp.
5.13%	05/01/20		15,737,000	15,737,000
6.75%	06/01/21		13,121,000	13,580,235
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[2]	11,849,000	7,198,267
7.25%	04/01/19	[2]	2,000,000	1,485,000
7.25%	10/15/20	[2]	16,085,000	10,455,250
Level 3 Financing, Inc.
5.13%	05/01/23		4,994,000	5,068,910
5.25%	03/15/26	[4]	6,465,000	6,529,650
LIN Television Corp.
5.88%	11/15/22		1,500,000	1,526,250

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 64

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Neptune Finco Corp.
6.63%	10/15/25	[4]	$41,530,000	$45,060,050
10.13%	01/15/23	[4]	17,475,000	18,763,781
10.88%	10/15/25	[4]	4,000,000	4,345,000
Numericable Group SFR SA (France)
4.88%	05/15/19	[2,4]	1,100,000	1,100,000
SBA Telecommunications, Inc.
5.75%	07/15/20		4,103,000	4,256,863
Sinclair Television Group, Inc.
5.88%	03/15/26	[4]	1,548,000	1,588,635
Sirius XM Radio, Inc.
4.25%	05/15/20	[4]	1,470,000	1,497,563
Sprint Communications, Inc.
9.00%	11/15/18	[4]	75,877,000	79,765,696
TCI Communications, Inc.
7.13%	02/15/28		3,700,000	5,005,860
Time Warner Entertainment Co. LP
8.38%	03/15/23		1,400,000	1,794,378
T-Mobile USA, Inc.
6.25%	04/01/21		6,800,000	7,174,000
6.50%	01/15/24		11,587,000	12,108,415
6.50%	01/15/26		30,411,000	31,551,413
6.63%	04/28/21		5,000,000	5,250,000
6.73%	04/28/22		11,831,000	12,361,029
Verizon Communications, Inc.
1.04%	06/09/17	[3]	25,475,000	25,428,737
2.50%	09/15/16		21,087,000	21,251,753
3.00%	11/01/21		42,560,000	44,275,891
3.85%	11/01/42		15,905,000	14,415,346
4.40%	11/01/34		22,675,000	22,994,536
4.52%	09/15/48		37,387,000	37,609,752
4.60%	04/01/21		1,200,000	1,333,849
4.67%	03/15/55		6,800,000	6,556,587
4.86%	08/21/46		125,755,000	134,014,777
5.05%	03/15/34		8,260,000	8,922,898
5.15%	09/15/23		34,351,000	39,593,152
5.85%	09/15/35		14,080,000	16,415,816
6.25%	04/01/37		2,680,000	3,204,491
6.55%	09/15/43		18,932,000	24,996,866
Virgin Media Secured Finance PLC (United Kingdom)
5.25%	01/15/26	[2,4]	5,110,000	5,135,550
5.50%	01/15/25	[2,4]	4,050,000	4,181,625

				1,420,770,439

Consumer Discretionary — 0.47%
Anheuser-Busch InBev Finance, Inc.
3.30%	02/01/23		30,507,000	31,744,181
3.65%	02/01/26		97,446,000	102,547,590

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
3.70%	02/01/24		$1,250,000	$1,334,907
4.70%	02/01/36		59,735,000	64,863,011
4.90%	02/01/46		64,038,000	72,033,593
DS Services of America, Inc.
10.00%	09/01/21	[4]	31,871,000	36,253,262
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.63%	10/15/21		16,907,000	17,603,568
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
5.75%	10/15/20		12,429,000	12,786,334
Spectrum Brands, Inc.
5.75%	07/15/25		9,418,000	10,053,715

				349,220,161

Consumer Products — 0.11%
Newell Rubbermaid, Inc.
2.60%	03/29/19		35,000,000	35,482,405
3.15%	04/01/21		5,730,000	5,891,340
3.85%	04/01/23		38,495,000	39,933,352

				81,307,097

Electric — 1.53%
Alabama Power Capital Trust V
3.73%	10/01/42	[3]	290,000	274,306
American Transmission Systems, Inc.
5.00%	09/01/44	[4]	10,915,000	11,292,500
Appalachian Power Co.
4.45%	06/01/45		17,930,000	18,562,911
Berkshire Hathaway Energy Co.
3.50%	02/01/25		21,895,000	23,155,189
4.50%	02/01/45		35,360,000	37,798,602
Cleco Power LLC
6.65%	06/15/18		17,887,000	19,436,587
Dominion Resources, Inc. (STEP)
4.10%	04/01/21		29,165,000	29,850,290
DPL, Inc.
6.50%	10/15/16		1,056,000	1,075,800
Duke Energy Carolinas LLC
3.75%	06/01/45		35,725,000	35,537,283
4.00%	09/30/42		14,845,000	15,389,262
4.25%	12/15/41		28,843,000	30,903,486
Duke Energy Corp.
1.63%	08/15/17		400,000	400,686
Duke Energy Indiana, Inc., Series UUU
4.20%	03/15/42		7,700,000	8,007,345
Duke Energy Indiana, Inc., Series WWW
4.90%	07/15/43		7,000,000	7,989,772
Duke Energy Progress LLC
4.10%	05/15/42		8,915,000	9,292,827

See accompanying notes to Schedule of Portfolio Investments.

65 / Annual Report March 2016

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
4.15%	12/01/44		$10,900,000	$11,464,729
4.20%	08/15/45		16,475,000	17,389,168
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[4]	2,000,000	2,271,526
6.25%	08/15/35		42,000	44,494
6.40%	09/15/20	[4]	33,464,000	38,309,689
Dynegy, Inc.
5.88%	06/01/23		26,987,000	22,736,547
7.38%	11/01/22		1,000,000	930,000
El Paso Electric Co.
5.00%	12/01/44		10,675,000	11,547,703
Entergy Corp.
4.00%	07/15/22		17,822,000	18,934,298
5.13%	09/15/20		10,210,000	11,210,682
Entergy Gulf States Louisiana LLC
6.00%	05/01/18		17,500,000	18,946,025
Entergy Texas, Inc.
7.13%	02/01/19		35,000	39,777
Eversource Energy, Series H
3.15%	01/15/25		9,500,000	9,477,229
Exelon Corp.
1.55%	06/09/17		8,735,000	8,724,859
FirstEnergy Transmission LLC
4.35%	01/15/25	[4]	25,530,000	26,696,882
5.45%	07/15/44	[4]	63,750,000	66,498,887
Florida Power & Light Co.
3.80%	12/15/42		5,300,000	5,434,946
FPL Energy National Wind Portfolio LLC
6.13%	03/25/19	[4]	17,066	17,151
FPL Energy Wind Funding LLC
6.88%	06/27/17	[4]	229,742	218,830
GenOn Americas Generation LLC
8.50%	10/01/21	[5]	13,271,000	8,725,682
9.13%	05/01/31		10,514,000	6,518,680
Homer City Generation LP (PIK)
8.14%	10/01/19	[5,6]	14,509,831	8,778,448
8.73%	10/01/26	[5,7]	55,458,210	33,552,217
Indiana Michigan Power Co., Series K
4.55%	03/15/46		17,350,000	17,925,725
Indianapolis Power & Light Co.
4.70%	09/01/45	[4]	3,000,000	3,297,840
Ipalco Enterprises, Inc.
5.00%	05/01/18		7,500,000	7,905,395
ITC Holdings Corp.
3.65%	06/15/24		5,650,000	5,659,295
Jersey Central Power & Light Co.
4.70%	04/01/24	[4]	9,798,000	10,519,956
6.40%	05/15/36		8,900,000	10,347,238

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Kansas City Power & Light Co.
3.65%	08/15/25		$15,195,000	$15,844,829
6.38%	03/01/18		4,320,000	4,687,438
KCP&L Greater Missouri Operations Co.
8.27%	11/15/21		75,000	91,389
Metropolitan Edison Co.
3.50%	03/15/23	[4]	11,725,000	11,939,974
4.00%	04/15/25	[4]	9,850,000	9,868,473
7.70%	01/15/19		14,000	15,929
MidAmerican Energy Co.
3.50%	10/15/24		13,474,000	14,425,170
4.25%	05/01/46		28,175,000	30,312,440
4.40%	10/15/44		8,875,000	9,716,097
4.80%	09/15/43		11,300,000	13,130,775
Mirant Mid Atlantic Pass-Through Trust, Series B
9.13%	06/30/17		10,649,169	10,130,022
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28		8,836,850	8,660,113
Nevada Power Co.
5.45%	05/15/41		600,000	726,805
NextEra Energy Capital Holdings, Inc.
1.59%	06/01/17		12,940,000	12,957,547
2.30%	04/01/19		7,190,000	7,220,895
NextEra Energy Capital Holdings, Inc., Series F
2.06%	09/01/17		24,226,000	24,376,116
Niagara Mohawk Power Corp.
3.51%	10/01/24	[4]	6,000,000	6,254,673
Oncor Electric Delivery Co. LLC
4.10%	06/01/22		16,683,000	18,052,733
5.25%	09/30/40		9,938,000	11,408,001
5.30%	06/01/42		24,358,000	28,528,138
PacifiCorp
3.35%	07/01/25		7,200,000	7,600,349
Pennsylvania Electric Co.
4.15%	04/15/25	[4]	6,100,000	6,151,981
Potomac Electric Power Co.
4.15%	03/15/43		50,000,000	52,435,100
Public Service Co. of New Hampshire
6.00%	05/01/18		5,000,000	5,444,165
Public Service Co. of New Mexico
3.85%	08/01/25		10,000,000	10,347,427
5.35%	10/01/21		5,320,000	5,831,469
7.95%	05/15/18		41,187,000	46,320,754
Public Service Electric & Gas Co. (MTN)
3.65%	09/01/42		7,215,000	7,163,434
4.15%	11/01/45		24,175,000	25,850,062
Public Service Electric & Gas Co., Series K
4.05%	05/01/45		15,770,000	16,479,997

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 66

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Puget Energy, Inc.
6.00%	09/01/21		$3,494,000	$3,988,579
Southern California Edison Co., Series C
3.60%	02/01/45		11,375,000	11,056,563
Southwestern Electric Power Co.
6.20%	03/15/40		5,060,000	6,148,872
6.45%	01/15/19		14,625,000	16,243,291
Southwestern Electric Power Co., Series J
3.90%	04/01/45		33,886,000	31,415,592
Texas-New Mexico Power Co.
6.95%	04/01/43	[4]	35,000	47,415
Tucson Electric Power Co.
3.85%	03/15/23		85,000	85,828
Virginia Electric & Power Co., Series A
3.15%	01/15/26		3,285,000	3,405,663

				1,127,454,842

Energy — 1.84%
Anadarko Petroleum Corp.
4.50%	07/15/44		27,421,000	21,586,908
Arch Coal, Inc.[8]
7.00%	06/15/19	[9]	14,345,000	98,622
Boardwalk Pipelines LP
4.95%	12/15/24		94,255,000	86,363,594
5.20%	06/01/18		10,819,000	10,911,392
5.75%	09/15/19		7,000,000	7,080,540
5.88%	11/15/16		2,430,000	2,436,048
BP Capital Markets PLC (United Kingdom)
1.85%	05/05/17	[2]	500,000	501,760
3.06%	03/17/22	[2]	8,560,000	8,698,351
3.51%	03/17/25	[2]	56,965,000	57,914,436
3.54%	11/04/24	[2]	23,633,000	24,170,154
Brooklyn Union Gas Co. (The)
3.41%	03/10/26	[4]	23,400,000	24,234,046
4.50%	03/10/46	[4]	44,650,000	46,834,658
Canadian Natural Resources Ltd. (Canada)
3.90%	02/01/25	[2]	10,630,000	9,571,507
Chesapeake Energy Corp.
5.75%	03/15/23		19,120,000	6,596,400
6.63%	08/15/20		9,508,000	3,755,660
6.88%	11/15/20		5,000,000	1,987,500
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
6.13%	03/01/22		6,225,000	4,699,875
Devon Energy Corp.
4.75%	05/15/42		11,800,000	8,773,241
5.60%	07/15/41		3,590,000	2,820,074
5.85%	12/15/25		18,419,000	17,811,044

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
El Paso LLC (GMTN)
7.80%	08/01/31		$3,000,000	$3,323,253
Enbridge Energy Partners LP
5.88%	10/15/25		33,230,000	33,580,842
7.38%	10/15/45		64,345,000	65,235,712
Energy Transfer Partners LP
3.60%	02/01/23		38,070,000	33,074,683
3.63%	11/01/66	[3]	75,473,000	42,687,529
4.75%	01/15/26		16,500,000	15,022,920
5.15%	03/15/45		49,465,000	39,029,319
5.20%	02/01/22		9,261,000	8,798,793
5.50%	06/01/27		57,619,000	46,527,342
5.95%	10/01/43		52,360,000	45,238,935
6.13%	12/15/45		6,685,000	6,013,345
EnLink Midstream Partners LP
4.15%	06/01/25		17,325,000	13,467,693
Enterprise Products Operating LLC
3.75%	02/15/25		750,000	751,798
4.90%	05/15/46		10,635,000	10,252,097
Exxon Mobil Corp.
2.22%	03/01/21		38,160,000	38,832,684
2.73%	03/01/23		75,000,000	76,272,863
3.57%	03/06/45		28,084,000	27,379,738
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[4]	19,050,000	21,415,162
Kinder Morgan Energy Partners LP
5.00%	10/01/21		2,000,000	2,042,924
NGPL Pipe Co. LLC
7.12%	12/15/17	[4]	17,310,000	16,812,338
Noble Energy, Inc.
5.05%	11/15/44		34,650,000	29,712,375
Panhandle Eastern Pipeline Co. LP
8.13%	06/01/19		2,407,000	2,523,313
Pioneer Natural Resources Co.
3.45%	01/15/21		22,081,000	22,122,027
4.45%	01/15/26		16,125,000	16,338,302
Regency Energy Partners LP/Regency Energy Finance Corp.
5.88%	03/01/22		9,750,000	9,474,091
Rockies Express Pipeline LLC
5.63%	04/15/20	[4]	15,000,000	14,250,000
6.00%	01/15/19	[4]	11,559,000	11,356,718
6.85%	07/15/18	[4]	26,996,000	27,063,490
Ruby Pipeline LLC
6.00%	04/01/22	[4]	41,730,000	40,697,245
Sabine Pass LNG LP
7.50%	11/30/16	[4]	19,323,000	19,902,690
7.50%	11/30/16		12,052,000	12,413,560
Shell International Finance BV (Netherlands)
3.25%	05/11/25	[2]	46,075,000	46,347,649

See accompanying notes to Schedule of Portfolio Investments.

67 / Annual Report March 2016

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
4.38%	05/11/45	[2]	$93,435,000	$93,936,727
4.55%	08/12/43	[2]	4,075,000	4,282,886
Spectra Energy Partners LP
4.50%	03/15/45		43,788,000	39,018,721
TC PipeLines LP
4.38%	03/13/25		36,050,000	31,590,539
Tennessee Gas Pipeline Co. LLC
7.63%	04/01/37		40,000	40,862
8.38%	06/15/32		5,224,000	5,425,609
Texas Eastern Transmission LP
2.80%	10/15/22	[4]	29,272,000	27,944,368
Trans-Canada Pipelines Ltd. (Canada)
6.35%	05/15/67	[2,3]	85,000	57,800
Weatherford International Ltd. (Bermuda)
4.50%	04/15/22	[2]	220,000	177,100
Williams Cos., Inc. (The)
7.88%	09/01/21		5,881,000	5,467,795
Williams Partners LP/ACMP Finance Corp.
4.88%	05/15/23		2,175,000	1,889,805

				1,354,639,452

Finance — 4.53%
Alta Wind Holdings LLC
7.00%	06/30/35	[4,5]	12,999,189	14,398,577
American Express Bank FSB (BKNT)
6.00%	09/13/17		8,100,000	8,608,113
American Express Credit Corp. (MTN)
2.80%	09/19/16		7,375,000	7,438,263
American Express Credit Corp., Series F (MTN)
2.60%	09/14/20		5,000	5,109
Bear Stearns Cos. LLC (The)
4.65%	07/02/18		4,330,000	4,595,409
7.25%	02/01/18		16,445,000	18,066,197
Chase Capital II, Series B
1.12%	02/01/27	[3]	23,335,000	18,697,169
Chase Capital III, Series C
1.19%	03/01/27	[3]	10,900,000	8,815,375
Chase Capital VI
1.24%	08/01/28	[3]	19,340,000	15,036,850
CIT Group, Inc.
4.25%	08/15/17		9,633,000	9,825,660
6.63%	04/01/18	[4]	6,632,000	6,988,470
Citigroup Capital III
7.63%	12/01/36		7,438,000	9,225,961
Citigroup, Inc.
1.11%	08/14/17	[3]	5,355,000	5,334,330
1.18%	03/10/17	[3]	4,345,000	4,340,160
1.18%	08/25/36	[3]	84,199,000	54,878,845
1.30%	04/01/16		40,992,000	40,990,709

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
1.30%	11/15/16		$15,030,000	$15,048,051
1.32%	11/24/17	[3]	46,230,000	46,023,028
1.35%	03/10/17		31,282,000	31,310,295
1.55%	08/14/17		27,685,000	27,688,931
1.58%	07/25/16	[3]	36,535,000	36,601,000
1.70%	07/25/16		23,527,000	23,567,442
1.75%	05/01/18		17,650,000	17,615,152
2.15%	07/30/18		19,250,000	19,364,268
2.50%	09/26/18		8,500,000	8,617,202
4.50%	01/14/22		265,000	290,934
5.50%	09/13/25		10,000,000	10,963,440
5.85%	08/02/16		100,155,000	101,704,348
Countrywide Capital III, Series B
8.05%	06/15/27		3,000,000	3,741,972
Discover Bank (BKNT)
3.20%	08/09/21		6,970,000	6,969,704
8.70%	11/18/19		3,676,000	4,303,041
Discover Financial Services
3.85%	11/21/22		10,899,000	10,809,574
5.20%	04/27/22		4,515,000	4,834,206
Ford Motor Credit Co. LLC
1.56%	01/09/18	[3]	45,075,000	44,563,173
1.70%	05/09/16		37,250,000	37,279,334
1.87%	05/09/16	[3]	10,525,000	10,533,531
2.15%	01/09/18		3,000,000	2,999,096
3.34%	03/18/21		79,985,000	82,420,183
3.98%	06/15/16		42,980,000	43,229,894
4.21%	04/15/16		6,100,000	6,105,854
8.00%	12/15/16		83,732,000	87,521,472
GE Capital International Funding Co. (Ireland)
0.96%	04/15/16	[2,4]	4,002,000	4,002,236
3.37%	11/15/25	[2,4]	39,310,000	41,999,354
4.42%	11/15/35	[2,4]	71,624,000	77,967,809
General Electric Corp. (GMTN)
3.10%	01/09/23		18,369,000	19,469,101
4.63%	01/07/21		20,325,000	22,996,843
5.63%	05/01/18		295,000	323,353
6.15%	08/07/37		4,121,000	5,553,138
6.88%	01/10/39		6,086,000	8,855,313
General Electric Corp. (MTN)
1.00%	05/05/26	[3]	57,410,000	52,183,313
1.10%	08/15/36	[3]	13,220,000	10,988,054
4.38%	09/16/20		30,715,000	34,282,025
5.88%	01/14/38		7,586,000	9,933,672
General Electric Corp.,
Series A (MTN)
6.75%	03/15/32		3,984,000	5,428,547
General Motors Financial Co., Inc.
2.75%	05/15/16		32,499,000	32,499,000

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 68

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
3.00%	09/25/17		$52,050,000	$52,472,906
3.10%	01/15/19		54,080,000	54,728,960
3.45%	04/10/22		937,000	929,680
4.38%	09/25/21		10,000,000	10,354,000
4.75%	08/15/17		4,195,000	4,354,934
5.25%	03/01/26		17,640,000	18,485,097
Goldman Sachs Group, Inc. (GMTN) (The)
2.38%	01/22/18		38,810,000	39,356,425
5.38%	03/15/20		60,000	66,638
7.50%	02/15/19		21,655,000	24,959,899
Goldman Sachs Group, Inc. (MTN) (The)
1.43%	12/15/17	[3]	19,550,000	19,505,582
2.24%	11/29/23	[3]	128,706,000	128,070,720
3.85%	07/08/24		19,689,000	20,423,104
Goldman Sachs Group, Inc. (The)
1.29%	05/22/17	[3]	19,100,000	19,089,132
1.78%	04/23/20	[3]	26,625,000	26,508,569
2.88%	02/25/21		58,750,000	59,742,523
3.50%	01/23/25		17,575,000	17,774,766
3.75%	02/25/26		5,000,000	5,129,140
4.75%	10/21/45		58,856,000	62,047,319
5.15%	05/22/45		2,700,000	2,761,861
5.25%	07/27/21		38,000,000	42,862,765
5.75%	10/01/16		3,606,000	3,689,291
5.95%	01/18/18		59,215,000	63,528,754
6.15%	04/01/18		31,176,000	33,741,941
6.25%	09/01/17		25,219,000	26,826,774
6.75%	10/01/37		9,500,000	11,381,722
Goldman Sachs Group, Inc., Series D (MTN) (The)
6.00%	06/15/20		9,510,000	10,831,139
International Lease Finance Corp.
6.75%	09/01/16	[4]	85,525,000	87,128,594
7.13%	09/01/18	[4]	114,768,000	125,240,580
JPMorgan Chase Capital XIII, Series M
1.58%	09/30/34	[3]	4,238,000	3,178,500
JPMorgan Chase Capital XXI, Series U
1.56%	02/02/37	[3]	127,225,000	89,693,625
JPMorgan Chase Capital XXIII
1.62%	05/15/47	[3]	93,909,000	64,679,824
KKR Group Finance Co. III LLC
5.13%	06/01/44	[4]	28,980,000	28,453,520
Morgan Stanley
1.37%	01/05/18	[3]	81,335,000	81,076,192
3.80%	04/29/16		9,140,000	9,158,806
4.30%	01/27/45		3,000,000	3,040,866
4.75%	03/22/17		15,372,000	15,880,229
5.75%	01/25/21		15,333,000	17,530,579
Morgan Stanley (GMTN)
2.38%	07/23/19		24,305,000	24,562,435

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
3.70%	10/23/24		$30,800,000	$31,910,309
3.88%	01/27/26		193,500,000	202,207,877
4.00%	07/23/25		47,700,000	50,043,906
5.45%	01/09/17		24,765,000	25,578,481
5.50%	07/24/20		64,488,000	72,574,537
6.63%	04/01/18		57,670,000	63,036,136
7.30%	05/13/19		14,830,000	17,080,171
Morgan Stanley (MTN)
1.07%	10/18/16	[3]	20,365,000	20,349,204
5.55%	04/27/17		19,290,000	20,118,525
5.63%	09/23/19		23,511,000	26,226,707
5.75%	10/18/16		19,210,000	19,685,695
5.95%	12/28/17		30,835,000	33,004,057
6.25%	08/28/17		12,950,000	13,759,589
Morgan Stanley, Series F
3.88%	04/29/24		6,367,000	6,689,877
Pipeline Funding Co. LLC
7.50%	01/15/30	[4]	18,483,448	20,621,927
Protective Life Global Funding
2.70%	11/25/20	[4]	32,195,000	32,736,214
Raymond James Financial, Inc.
8.60%	08/15/19		8,453,000	10,141,554
SL Green Realty Corp.
5.00%	08/15/18		32,299,000	33,912,981
Visa, Inc.
3.15%	12/14/25		61,575,000	64,246,986
4.30%	12/14/45		6,290,000	6,909,065
ZFS Finance USA Trust II
6.45%	12/15/65	[3,4]	25,896,000	25,960,740

				3,343,874,009

Food — 0.15%
Kraft Heinz Co.
1.60%	06/30/17	[4]	58,692,000	58,898,831
5.20%	07/15/45	[4]	26,987,000	30,353,210
TreeHouse Foods, Inc.
6.00%	02/15/24	[4]	19,150,000	20,394,750

				109,646,791

Gaming — 0.02%
Churchill Downs, Inc.
5.38%	12/15/21	[4]	10,569,000	10,938,915
5.38%	12/15/21		5,759,000	5,960,565

				16,899,480

Health Care — 2.16%
AbbVie, Inc.
1.75%	05/06/16		500,000	502,838
1.80%	05/14/18		69,585,000	70,088,447

See accompanying notes to Schedule of Portfolio Investments.

69 / Annual Report March 2016

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
4.50%	05/14/35		$31,399,000	$32,727,272
4.70%	05/14/45		31,397,000	33,496,133
Actavis Funding SCS (Luxembourg)
3.00%	03/12/20	[2]	17,430,000	17,933,500
3.45%	03/15/22	[2]	5,200,000	5,405,473
3.80%	03/15/25	[2]	132,330,000	137,976,256
4.75%	03/15/45	[2]	58,173,000	61,423,998
Amgen, Inc.
3.63%	05/15/22		5,312,000	5,693,683
4.40%	05/01/45		4,300,000	4,406,842
5.15%	11/15/41		12,895,000	14,282,205
AstraZeneca PLC (United Kingdom)
3.38%	11/16/25	[2]	47,569,000	49,333,096
Baxalta, Inc.
2.88%	06/23/20	[4]	9,595,000	9,587,938
4.00%	06/23/25	[4]	3,047,000	3,103,536
5.25%	06/23/45	[4]	38,226,000	40,569,636
Baylor Scott & White Holdings
4.19%	11/15/45		27,090,000	27,433,293
Biogen, Inc.
5.20%	09/15/45		12,440,000	13,864,535
Catholic Health Initiatives
2.95%	11/01/22		24,505,000	24,686,741
4.35%	11/01/42		45,626,000	45,149,984
Celgene Corp.
2.88%	08/15/20		10,750,000	11,083,368
3.88%	08/15/25		75,870,000	79,887,772
4.63%	05/15/44		4,690,000	4,797,040
5.00%	08/15/45		58,888,000	63,913,325
Centene Escrow Corp.
5.63%	02/15/21	[4]	22,019,000	23,009,855
6.13%	02/15/24	[4]	5,528,000	5,838,950
CHS/Community Health Systems, Inc.
5.13%	08/15/18		10,146,000	10,298,190
5.13%	08/01/21		7,426,000	7,555,955
DaVita HealthCare Partners, Inc.
5.00%	05/01/25		22,556,000	22,443,220
5.13%	07/15/24		18,750,000	19,031,250
5.75%	08/15/22		14,675,000	15,372,062
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[4]	11,188,000	11,467,700
4.75%	10/15/24	[4]	7,690,000	7,853,413
5.75%	02/15/21	[4]	5,492,000	5,972,550
Gilead Sciences, Inc.
3.25%	09/01/22		19,133,000	20,217,339
3.65%	03/01/26		9,213,000	9,820,952
4.50%	02/01/45		4,620,000	4,902,518
4.75%	03/01/46		4,160,000	4,564,714

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Grifols Worldwide Operations, Ltd. (Ireland)
5.25%	04/01/22	[2]	$2,654,000	$2,753,525
HCA, Inc.
4.25%	10/15/19		9,790,000	10,102,056
4.75%	05/01/23		10,175,000	10,353,063
5.00%	03/15/24		27,739,000	28,449,812
5.25%	04/15/25		20,770,000	21,445,025
5.88%	03/15/22		6,237,000	6,767,145
6.50%	02/15/20		17,047,000	18,730,391
Johnson & Johnson
2.45%	03/01/26		10,126,000	10,137,534
3.55%	03/01/36		52,415,000	54,510,727
3.70%	03/01/46		54,650,000	57,450,594
Medtronic, Inc.
1.43%	03/15/20	[3]	5,650,000	5,651,071
4.63%	03/15/45		1,826,000	2,035,796
Memorial Sloan-Kettering, Series 2015
4.20%	07/01/55		1,233,000	1,259,403
Merck & Co., Inc.
3.70%	02/10/45		215,000	219,232
New York and Presbyterian Hospital (The)
4.02%	08/01/45		26,320,000	26,474,117
North Shore Long Island
Jewish Health Care, Inc.
4.80%	11/01/42		40,000	41,671
6.15%	11/01/43		27,980,000	36,321,090
Novartis Capital Corp.
4.00%	11/20/45		92,279,000	99,500,155
NYU Hospitals Center, Series 13, Class A
5.75%	07/01/43		6,040,000	7,325,463
Stryker Corp.
2.63%	03/15/21		20,000,000	20,419,200
3.50%	03/15/26		9,595,000	9,954,995
4.63%	03/15/46		25,000,000	26,735,200
Tenet Healthcare Corp.
4.13%	06/15/20	[3,4]	30,906,000	30,828,735
4.38%	10/01/21		2,000,000	2,007,500
4.50%	04/01/21		4,240,000	4,287,700
6.00%	10/01/20		13,925,000	14,899,750
Trinity Health Corp.
4.13%	12/01/45		17,833,000	17,968,222
UnitedHealth Group, Inc.
1.07%	01/17/17	[3]	34,760,000	34,796,985
3.75%	07/15/25		14,835,000	16,030,278
4.63%	07/15/35		15,765,000	17,634,650
Valeant Pharmaceuticals International
6.75%	08/15/21	[4]	9,000,000	7,380,000
7.25%	07/15/22	[4]	2,550,000	2,052,750

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 70

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Valeant Pharmaceuticals International, Inc. (Canada)
5.38%	03/15/20	[2,4]	$1,355,000	$1,109,406
5.50%	03/01/23	[2,4]	9,912,000	7,842,870
5.63%	12/01/21	[2,4]	24,450,000	19,376,625
5.88%	05/15/23	[2,4]	31,125,000	24,433,125
6.13%	04/15/25	[2,4]	14,525,000	11,293,187
WellCare Health Plans, Inc.
5.75%	11/15/20		2,117,000	2,199,034

				1,596,473,661

Industrials — 0.11%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
3.63%	12/15/19	[2,3,4]	34,755,000	34,320,563
General Electric Co.
4.50%	03/11/44 39,458,000			44,042,230
Standard Industries, Inc.
5.13%	02/15/21	[4]	1,000,000	1,025,000
5.50%	02/15/23	[4]	4,000,000	4,110,000

				83,497,793

Information Technology — 0.55%
Apple, Inc.
3.25%	02/23/26		30,145,000	31,489,437
4.38%	05/13/45		17,230,000	18,061,425
4.65%	02/23/46		70,395,000	77,031,348
First Data Corp.
5.00%	01/15/24	[4]	79,157,000	79,552,785
5.38%	08/15/23	[4]	5,000,000	5,143,750
Microsoft Corp.
3.13%	11/03/25		1,690,000	1,772,546
3.75%	02/12/45		86,215,000	85,624,169
4.45%	11/03/45		89,891,000	99,114,311
MSCI, Inc.
5.75%	08/15/25	[4]	1,000,000	1,053,750
Oracle Corp.
4.13%	05/15/45		4,800,000	4,916,477

				403,759,998

Insurance — 1.03%
Berkshire Hathaway Finance Corp.
4.30%	05/15/43		7,200,000	7,632,593
4.40%	05/15/42		57,751,000	62,604,971
Berkshire Hathaway, Inc.
2.75%	03/15/23		75,000,000	76,559,175
3.13%	03/15/26		62,239,000	63,850,772
4.50%	02/11/43		37,120,000	40,742,986
Farmers Exchange Capital
7.05%	07/15/28	[4]	10,634,000	12,586,509

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
7.20%	07/15/48	[4]	$18,265,000	$21,128,578
Farmers Exchange Capital II
6.15%	11/01/53	3,[4]	69,710,000	71,722,632
Farmers Exchange Capital III
5.45%	10/15/54	[3,4]	69,380,000	69,726,900
Jackson National Life Global Funding
1.88%	10/15/18	[4]	55,605,000	55,814,853
2.60%	12/09/20	[4]	10,240,000	10,378,394
MetLife, Inc.
6.75%	06/01/16		750,000	756,812
Metropolitan Life Global Funding I
1.50%	01/10/18	[4]	24,800,000	24,851,986
1.88%	06/22/18	[4]	23,650,000	23,783,157
2.50%	12/03/20	[4]	61,960,000	63,018,029
3.88%	04/11/22	[4]	18,675,000	19,952,687
Nationwide Mutual Insurance Co.
2.92%	12/15/24	[3],[4]	18,949,000	18,404,216
New York Life Global Funding
1.55%	11/02/18	[4]	32,050,000	32,082,787
Pricoa Global Funding I
1.60%	05/29/18	[4]	24,825,000	24,761,336
2.55%	11/24/20	[4]	17,155,000	17,383,642
Reliance Standard Life Global Funding II
2.15%	10/15/18	[4]	22,580,000	22,583,393
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[3,4]	19,650,000	19,595,501

				759,921,909

Materials — 0.01%
Barrick Gold Corp. (Canada)
4.10%	05/01/23	[2]	215,000	210,991
Barrick North America Finance LLC
4.40%	05/30/21		3,252,000	3,328,755

				3,539,746

Real Estate Investment Trust (REIT) — 1.70%
Alexandria Real Estate Equities, Inc.
3.90%	06/15/23		25,677,000	26,031,856
4.30%	01/15/26		1,775,000	1,820,209
4.60%	04/01/22		27,173,000	29,273,503
AvalonBay Communities, Inc. (GMTN)
3.95%	01/15/21		7,245,000	7,753,809
Boston Properties LP
3.65%	02/01/26		10,000,000	10,402,550
3.70%	11/15/18		26,115,000	27,322,401
5.63%	11/15/20		8,659,000	9,864,623
Camden Property Trust
4.63%	06/15/21		600,000	657,602

See accompanying notes to Schedule of Portfolio Investments.

71 / Annual Report March 2016

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
CBL & Associates LP
4.60%	10/15/24	$8,261,000	$7,534,040
Duke Realty LP
5.95%	02/15/17	6,160,000	6,384,975
6.50%	01/15/18	15,590,000	16,769,797
Education Realty Operating Partnership LP
4.60%	12/01/24	6,615,000	6,572,972
5.75%	06/15/17	45,000	47,400
Essex Portfolio LP
5.50%	03/15/17	100,000	103,633
First Industrial LP (MTN)
7.50%	12/01/17	80,000	86,162
HCP, Inc.
3.15%	08/01/22	12,660,000	12,142,130
3.40%	02/01/25	23,750,000	21,895,149
3.75%	02/01/19	7,907,000	8,167,793
3.88%	08/15/24	24,650,000	24,158,282
4.00%	12/01/22	54,420,000	54,697,757
4.00%	06/01/25	6,190,000	5,959,788
4.20%	03/01/24	14,799,000	14,765,169
4.25%	11/15/23	91,445,000	91,859,063
5.63%	05/01/17	11,950,000	12,406,256
Healthcare Realty Trust, Inc.
5.75%	01/15/21	30,455,000	33,932,519
Highwoods Realty LP
5.85%	03/15/17	3,800,000	3,936,184
7.50%	04/15/18	15,585,000	17,125,577
Hospitality Properties Trust
6.70%	01/15/18	5,926,000	6,225,381
Post Apartment Homes LP
4.75%	10/15/17	21,885,000	22,640,798
Realty Income Corp.
6.75%	08/15/19	6,845,000	7,810,070
Regency Centers LP
5.88%	06/15/17	1,333,000	1,398,705
SL Green Realty Corp.
4.50%	12/01/22	8,570,000	8,850,230
7.75%	03/15/20	26,913,000	31,661,503
Ventas Realty LP
1.55%	09/26/16	23,664,000	23,686,575
3.50%	02/01/25	27,105,000	26,686,580
4.13%	01/15/26	10,010,000	10,299,059
4.38%	02/01/45	7,600,000	6,999,281
Ventas Realty LP/Ventas Capital Corp.
2.00%	02/15/18	560,000	560,965
2.70%	04/01/20	26,673,000	26,879,076
3.25%	08/15/22	3,000,000	3,003,505
4.75%	06/01/21	29,956,000	33,007,821

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Vereit Operating Partnership LP
2.00%	02/06/17		$122,995,000	$122,687,513
3.00%	02/06/19		19,140,000	18,794,102
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[4]	39,030,000	38,823,449
2.70%	09/17/19	[4]	109,946,000	110,642,035
3.25%	10/05/20	[4]	62,805,000	64,164,854
Welltower, Inc.
3.75%	03/15/23		11,170,000	11,175,026
4.00%	06/01/25		16,479,000	16,519,390
4.13%	04/01/19		17,505,000	18,411,882
4.25%	04/01/26		36,415,000	36,977,848
4.70%	09/15/17		28,088,000	29,201,521
4.95%	01/15/21		39,732,000	43,237,435
5.25%	01/15/22		28,770,000	31,514,903
6.20%	06/01/16		33,002,000	33,250,634
6.50%	03/15/41		13,430,000	15,971,084

				1,252,752,424

Retail — 0.37%
CVS Health Corp.
1.20%	12/05/16		450,000	451,034
4.88%	07/20/35		78,060,000	87,237,670
5.13%	07/20/45		49,205,000	57,248,443
Walgreens Boots Alliance, Inc.
1.07%	05/18/16	[3]	50,070,000	50,078,512
4.80%	11/18/44		20,035,000	19,988,699
Wal-Mart Stores, Inc.
4.00%	04/11/43		4,600,000	4,885,103
4.30%	04/22/44		11,028,000	12,362,763
4.75%	10/02/43		27,225,000	32,185,123
5.25%	09/01/35		5,745,000	7,129,861

				271,567,208

Services — 0.02%
ESH Hospitality, Inc.
5.25%	05/01/25	[4]	13,324,000	12,990,900

Transportation — 0.63%
America West Airlines Pass-Through Trust, Series 2001-1, Class G
7.10%	04/02/21		8,645,958	9,251,175
America West Airlines Pass-Through Trust, Series 1999-1, Class G
7.93%	01/02/19		1,363,623	1,450,554
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21		3,132,409	3,339,774
American Airlines Pass-Through Trust, Series 2013-1, Class A
4.00%	07/15/25		20,835,658	21,538,862

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 72

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Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		$102,566,360	$109,810,109
Burlington Northern Santa Fe LLC
4.15%	04/01/45		13,225,000	13,575,919
4.90%	04/01/44		24,925,000	28,455,369
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		572,259	585,278
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	08/02/20		2,770,141	2,962,320
Continental Airlines Pass-Through Trust, Series 1999-2 AMBC, Class C2
6.24%	03/15/20		64,925	68,574
Continental Airlines Pass-Through Trust, Series 1999-2, Class A1
7.26%	03/15/20		5,435,263	5,829,320
Continental Airlines Pass-Through Trust, Series 2000-1, Class A-1
8.05%	11/01/20		14,716	16,233
Continental Airlines Pass-Through Trust, Series 2000-2, Class A1
7.71%	10/02/22		4,819,617	5,227,778
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		35,295,311	39,177,796
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		1,826,184	1,906,080
Continental Airlines Pass-Through Trust, Series 2009, Class A2
7.25%	11/10/19		34,098,601	38,382,238
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		41,698,902	47,380,377
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G2
1.07%	11/15/16	[3]	13,605,000	13,502,962
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A1
7.04%	04/01/22		3,600,780	3,969,860
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A
4.10%	04/01/28		20,624,000	20,727,120
U.S. Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		23,175,326	25,898,427
U.S. Airways Pass-Through Trust, Series 2011-1, Class A
7.13%	10/22/23		4,413,230	5,130,380

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
U.S. Airways Pass-Through Trust, Series 2012, Class A
4.63%	06/03/25		$12,437	$13,261
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		49,785,197	55,697,189
UAL Pass-Through Trust, Series 2009-1, Class 1
10.40%	11/01/16		40,951	42,743
UAL Pass-Through Trust, Series 2009-2A, Class 2
9.75%	01/15/17		9,298,087	9,768,570

				463,708,268

Total Corporates
(Cost $15,695,636,041)				15,899,458,739

MORTGAGE-BACKED — 37.36%**
Commercial Mortgage-Backed — 3.13%
225 Liberty Street Trust, Series 2016-225L, Class A
3.60%	02/10/36	[4]	63,710,000	67,773,328
Banc of America Large Loan Trust, Series 2009-FDG, Class A
5.20%	01/25/42	[3,4]	35,107,934	35,648,396
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2012-PARK, Class A
2.96%	12/10/30	[4]	1,605,000	1,622,511
Banc of America Re-REMIC Trust, Series 2009-UB2, Class A4AA
5.66%	02/24/51	[3,4]	21,658,423	21,918,530
Banc of America Re-REMIC Trust, Series 2009-UB2, Class A4AB
5.70%	12/24/49	3,[4]	19,859,264	20,176,590
Banc of America Re-REMIC Trust, Series 2010-UB5, Class A4B
5.65%	02/17/51	[3,4]	25,000,000	25,520,183
Bayview Commercial Asset Trust, Series 2004-1, Class A
0.79%	04/25/34	[3,4]	55,985	51,659
Bayview Commercial Asset Trust, Series 2004-2, Class A
0.86%	08/25/34	[3,4]	534,473	492,130
BBCMS Trust, Series 2015-SRCH, Class A2
4.20%	08/10/35	[4]	48,985,000	53,126,015
Capmark Mortgage Securities, Inc., Series 1998-C2, Class X (IO)
1.08%	05/15/35	[3,5]	7,031,088	126,207
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class A2
3.06%	12/15/47		47,447,493	47,727,547
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class A
3.25%	05/10/35	[4]	5,000	5,202

See accompanying notes to Schedule of Portfolio Investments.

73 / Annual Report March 2016

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class A2
1.77%	10/15/45		$51,600,000	$51,709,075
Commercial Mortgage Trust, Series 2012-9W57, Class A
2.36%	02/10/29	[4]	152,174,993	153,132,014
Commercial Mortgage Trust, Series 2013-300P, Class A1
4.35%	08/10/30	[4]	14,635,000	16,334,782
Commercial Mortgage Trust, Series 2013-CR12, Class A4
4.05%	10/10/46		440,000	485,277
Commercial Mortgage Trust, Series 2013-CR6, Class A2
2.12%	03/10/46		24,355,000	24,571,147
Commercial Mortgage Trust, Series 2013-LC6, Class A2
1.91%	01/10/46		13,815,000	13,861,088
Commercial Mortgage Trust, Series 2014-277P, Class A
3.61%	08/10/49	[3,4]	130,000	138,958
Commercial Mortgage Trust, Series 2015-3BP, Class A
3.18%	02/10/35	[4]	16,440,000	16,978,375
Commercial Mortgage Trust, Series 2016-787S, Class A
3.55%	02/01/36	[3,4]	74,550,000	78,500,054
Commercial Mortgage Trust, Series 2016-CR28, Class A4
3.76%	02/10/49		6,685,000	7,178,838
Credit Suisse Mortgage Trust, Series 2007-C1, Class A1A
5.36%	02/15/40		50,156,646	50,995,927
Credit Suisse Mortgage Trust, Series 2007-C2, Class A1A
5.53%	01/15/49	[3]	163,621,528	167,696,849
Credit Suisse Mortgage Trust, Series 2007-C3, Class A1A1
5.70%	06/15/39	[3]	114,016	117,001
Credit Suisse Mortgage Trust, Series 2007-C5, Class A1A
5.57%	09/15/40	[3]	43,662,699	45,266,474
DBUBS Mortgage Trust, Series 2011-LC1A, Class A2
4.53%	11/10/46	[4]	33,404,000	34,997,548
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2
3.64%	08/10/44		73,150,862	73,246,638
GS Mortgage Securities Trust, Series 2010-C2, Class A1
3.85%	12/10/43	[4]	6,713,706	6,973,812

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust, Series 2011-GC5, Class A4
3.71%	08/10/44	[3]	$107,335,000	$116,211,395
GS Mortgage Securities Trust, Series 2012-ALOHA, Class A
3.55%	04/10/34	[4]	13,305,000	14,186,267
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A2
2.32%	05/10/45		20,000,000	20,110,662
GS Mortgage Securities Trust, Series 2012-GCJ9, Class A2
1.76%	11/10/45		15,000,000	15,032,040
GS Mortgage Securities Trust, Series 2013-GC16, Class A2
3.03%	11/10/46		23,000,000	23,752,550
GS Mortgage Securities Trust, Series 2014-3R, Class 2A
0.61%	09/26/36	[3,4]	20,925,648	20,249,725
GS Mortgage Securities Trust, Series 2015-1R, Class 2A
2.83%	01/25/36	[3,4]	23,188,046	23,269,403
GS Mortgage Securities Trust., Series 2009-1R, Class 2A1
2.74%	11/25/35	[3,4]	32,609	32,762
JPMBB Commercial Mortgage Securities Trust, Series 2013-C12, Class A2
2.42%	07/15/45		20,000,000	20,324,314
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class A4
5.55%	05/12/45		8,331,648	8,359,607
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB17, Class A4
5.43%	12/12/43		33,765,095	34,048,722
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A1A
5.26%	05/15/47		14,342,089	14,560,233
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3S
5.24%	05/15/47	[4]	1,853,359	1,851,162
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class A1
3.85%	06/15/43	[4]	904,123	903,441
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A1
2.75%	11/15/43	[4]	1,967,194	1,976,234

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 74

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Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class A2
3.34%	07/15/46	[4]	$3,172,944	$3,172,971
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-PLSD, Class A2
3.36%	11/13/28	[4]	109,688,000	110,639,659
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-HSBC, Class A
3.09%	07/05/32	[4]	25,660,000	26,679,857
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class A2
1.68%	12/15/47		21,485,204	21,513,277
LB Commercial Mortgage Trust, Series 2007-C3, Class A1A
5.85%	07/15/44	[3]	27,393,184	28,327,324
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A1A
5.39%	02/15/40		49,709,990	50,868,061
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A4
5.86%	07/15/40	[3]	41,254,702	42,147,933
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 2A3
5.62%	03/25/37	[3,4]	6,872,231	6,851,799
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A2
1.97%	08/15/45		36,062,171	36,240,246
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A2
1.87%	11/15/45		73,000,000	73,297,198
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A3
2.51%	11/15/45		30,429,000	31,129,132
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A2
1.86%	02/15/46		18,650,000	18,719,178
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A2
1.97%	05/15/46		14,286,991	14,398,507
Morgan Stanley Capital I Trust, Series 2001-C3, Class A2
3.22%	07/15/49		20,715,901	20,772,043
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4
5.33%	12/15/43		73,266	73,922
Morgan Stanley Capital I Trust, Series 2007-HQ12, Class A1A
5.72%	04/12/49	[3]	76,512,816	77,607,806

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2
2.11%	03/15/45		$30,000,000	$30,092,244
RBS Commercial Funding Trust, Series 2013-GSP, Class A
3.83%	01/13/32	[3,4]	77,290,000	83,637,859
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A2
2.11%	05/10/63		113,401,843	114,227,454
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4
3.53%	05/10/63		25,000	26,643
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A2
1.85%	08/10/49		24,250,000	24,291,596
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A2
1.71%	12/10/45		17,992,000	18,043,971
VNDO Mortgage Trust, Series 2012-6AVE, Class A
3.00%	11/15/30	[4]	13,730,000	14,103,445
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A3
0.67%	08/25/36	[3]	29,276,854	18,238,016
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2
4.39%	11/15/43	[4]	900,000	979,979
WF-RBS Commercial Mortgage Trust, Series 2010-C8, Class A3
3.00%	08/15/45		52,205,000	54,250,757
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A3
4.39%	06/15/44	[4]	2,550,000	2,687,189
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		17,612,000	18,922,639
WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class A2
3.43%	06/15/45		33,148,000	35,292,056

				2,308,473,433

Non-Agency Mortgage-Backed — 7.73%
Aames Mortgage Investment Trust, Series 2002-1, Class A3 (STEP)
6.28%	06/25/32		66,046	63,649
Accredited Mortgage Loan Trust, Series 2006-2, Class A3
0.58%	09/25/36	[3]	18,351,026	18,128,392
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
0.65%	02/25/37	[3]	46,125,000	36,231,107

See accompanying notes to Schedule of Portfolio Investments.

75 / Annual Report March 2016

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Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
ACE Securities Corp., Series 2004-IN1, Class A1
1.07%	05/25/34	[3]	$4,776	$4,224
ACE Securities Corp., Series 2006-ASP1, Class A1
0.67%	12/25/35	[3]	4,006,514	3,977,384
ACE Securities Corp., Series 2006-HE3, Class A2C
0.58%	06/25/36	[3]	4,389,458	2,947,994
Adjustable Rate Mortgage Trust, Series 2005-10, Class 6A1
0.97%	01/25/36	[3]	514,639	431,679
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
0.66%	09/25/35	[3]	3,345,916	3,205,084
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A32
0.64%	08/25/36	[3]	35,107,826	32,146,930
Aegis Asset-Backed Securities Trust, Series 2005-5, Class 1A3
0.70%	12/25/35	[3]	3,723,673	3,689,510
American Home Mortgage Assets, Series 2007-4, Class A2
0.62%	08/25/37	[3]	650,780	644,526
American Home Mortgage Investment Trust, Series 2004-3, Class 2A
2.37%	10/25/34	[3]	9,340,412	8,912,224
Ameriquest Mortgage Securities, Inc., Series 2004-R10, Class A1
1.09%	11/25/34	[3]	59,012,371	57,036,011
Amresco Residential Securities Mortgage Loan Trust, Series 1998-1, Class A5 (STEP)
7.57%	10/25/27		84,847	88,726
Argent Securities, Inc., Series 2004-W6, Class AV2
1.33%	05/25/34	[3]	18,477,992	17,504,209
Argent Securities, Inc., Series 2005-W2, Class A1
0.69%	10/25/35	[3]	55,685,497	54,814,236
Argent Securities, Inc., Series 2005-W3, Class A1
0.69%	11/25/35	[3]	69,286,752	66,085,552
Asset-Backed Funding Certificates, Series 2005-HE1, Class M1
1.06%	03/25/35	[3]	20,953,907	20,475,606
Asset-Backed Funding Certificates, Series 2006-OPT3, Class A3B
0.59%	11/25/36	[3]	29,155,232	13,745,879
Asset-Backed Funding Certificates, Series 2007-WMC1, Class A2B
1.43%	06/25/37	[3]	32,301,718	23,838,146

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Asset-Backed Securities Corp. Home Equity, Series 2005-HE6, Class M2
1.20%	07/25/35	[3]	$24,050	$23,966
Asset-Backed Securities Corp. Home Equity, Series 2006-HE6, Class A5
0.66%	11/25/36	[3]	18,411,000	13,011,389
Banc of America Alternative Loan Trust, Series 2003-2, Class CB4
5.50%	04/25/33		1,262,320	1,279,707
Banc of America Funding Trust, Series 2003-2, Class 1A1
6.50%	06/25/32		31,046	32,765
Banc of America Funding Trust, Series 2006-D, Class 3A1
2.87%	05/20/36	[3]	11,668,975	10,249,555
Banc of America Funding Trust, Series 2006-E, Class 2A1
2.90%	06/20/36	[3]	167,908	137,488
Banc of America Funding Trust, Series 2006-G, Class 2A1
0.65%	07/20/36	[3]	18,384,145	17,066,488
Banc of America Funding Trust, Series 2006-H, Class 3A1
2.79%	09/20/46	[3]	2,702,850	2,148,371
Banc of America Funding Trust, Series 2014-R8, Class A1
2.40%	06/26/36	[3,4]	18,513,591	17,889,476
Banc of America Funding Trust, Series 2015-R2, Class 1A1
0.58%	08/25/36	[3,4]	59,760,732	54,575,592
Banc of America Funding Trust, Series 2015-R2, Class 3A1
0.70%	04/25/37	[3,4]	39,859,252	38,967,560
Banc of America Funding Trust, Series 2015-R2, Class 7A1
0.71%	09/25/36	[3,4]	33,822,313	32,527,070
Banc of America Funding Trust, Series 2015-R2, Class 9A1
0.65%	03/25/37	[3,4]	17,823,540	17,231,609
Banc of America Funding Trust, Series 2015-R5, Class 1A1
0.57%	10/26/36	[3,4]	133,677,536	127,278,566
Banc of America Mortgage Securities, Inc., Series 2003-1, Class 3A1
2.92%	10/25/33	[3]	1,691,281	1,714,039
Banc of America Mortgage Securities, Inc., Series 2004-F, Class 1A1
2.68%	07/25/34	[3]	101,324	102,584
Banc of America Mortgage Securities, Inc., Series 2005-C, Class 2A2
2.85%	04/25/35	[3]	867,030	777,002

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 76

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Mortgage Securities, Inc., Series 2006-2, Class A2
6.00%	07/25/46	[3]	$340,887	$321,574
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A24
6.00%	03/25/37		1,710,324	1,555,161
Banc of America Mortgage Securities, Inc., Series 2007-3, Class 1A1
6.00%	09/25/37		944,094	859,737
BCAP LLC Trust, Series 2007-AA2, Class 2A5
6.00%	04/25/37		477,353	393,342
BCAP LLC Trust, Series 2007-AA5, Class A1
1.08%	09/25/47	[3]	54,794,365	46,522,503
BCAP LLC Trust, Series 2009-RR10, Class 7A1
2.66%	10/26/35	[3,4]	7,353,264	7,403,447
BCAP LLC Trust, Series 2010-RR11, Class 3A2
2.92%	06/27/36	[3,4]	1,946,126	1,944,987
BCAP LLC Trust, Series 2011-RR3, Class 1A5
2.91%	05/27/37	[3,4]	11,047,758	10,956,517
BCAP LLC Trust, Series 2011-RR3, Class 5A3
2.95%	11/27/37	[3,4]	10,564,226	10,241,622
BCAP LLC Trust, Series 2011-RR5, Class 1A3
2.53%	03/26/37	[3,4]	863,322	851,428
BCAP LLC Trust, Series 2012-RR2, Class 5A1
2.79%	02/26/36	[3,4]	268,428	268,515
BCAP LLC Trust, Series 2015-RA1, Class 1A1
1.43%	09/11/38	[3,4]	151,422,808	142,968,434
BCAP LLC Trust, Series 2015-RR2, Class 26A1
2.84%	03/28/36	[3,4]	21,221,733	21,803,404
Bear Stearns ALT-A Trust, Series 2005-4, Class 22A2
3.10%	05/25/35	[3]	34,827	30,262
Bear Stearns ALT-A Trust, Series 2006-4, Class 32A1
2.91%	07/25/36	[3]	3,284,876	2,329,790
Bear Stearns ARM Trust, Series 2004-1, Class 13A2
3.18%	04/25/34	[3]	13,736	13,280
Bear Stearns ARM Trust, Series 2004-10, Class 14A1
2.96%	01/25/35	[3]	6,432,890	6,271,209

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns ARM Trust, Series 2006-4, Class 2A1
2.72%	10/25/36	[3]	$1,301,212	$1,111,309
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC7, Class A1 (STEP)
5.50%	01/25/34		1,180,790	1,204,502
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC7, Class A2 (STEP)
5.75%	01/25/34		1,064,562	1,098,446
Bear Stearns Asset-Backed Securities Trust, Series 2005-AC5, Class 2A3
0.68%	08/25/20	[3]	2,787,582	1,882,613
Bear Stearns Asset-Backed Securities Trust, Series 2005-SD1, Class 1A3
0.83%	08/25/43	[3]	11,907	11,756
Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		1,842,840	1,738,931
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 1A1
0.61%	10/25/36	[3]	2,912,003	2,307,589
Bombardier Capital Mortgage Securitization Corp., Series 2001-A, Class A
6.81%	12/15/30	[3]	9,769,117	10,039,537
Carrington Mortgage Loan Trust, Series 2006-NC1, Class A4
0.74%	01/25/36	[3]	36,750,000	30,716,521
Centex Home Equity Loan Trust, Series 2006-A, Class AV3
0.59%	06/25/36	[3]	2,756,526	2,760,690
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
0.68%	06/25/36	[3]	27,526,000	25,579,803
Chase Funding Trust, Series 2003-5, Class 2A2
1.03%	07/25/33	[3]	3,059	2,716
Chase Funding Trust, Series 2004-2, Class 2A2
0.93%	02/26/35	[3]	5,668	4,658
Chase Funding Trust, Series 2006-A1, Class 1A2
2.73%	09/25/36	[3]	1,792,461	1,545,052
Chase Funding Trust, Series 2006-S3, Class 2A1
5.50%	11/25/21		2,689,603	2,193,650
Chase Funding Trust, Series 2007-A2, Class 2A3
2.71%	07/25/37	[3]	5,157,006	5,189,978
Chaseflex Trust, Series 2005-2, Class 4A2
5.50%	05/25/20		4,806,434	4,617,553
Chaseflex Trust, Series 2006-2, Class A2B
0.64%	09/25/36	[3]	9,516,945	6,780,370

See accompanying notes to Schedule of Portfolio Investments.

77 / Annual Report March 2016

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
CIM Trust, Series 2015-1EC, Class A16
2.19%	04/25/55	[3,4]	$179,032,946	$178,889,702
CIM Trust, Series 2015-3AG, Class A1
2.19%	10/25/57	[3,4]	245,397,025	241,705,370
CIM Trust, Series 2015-4AG, Class A1
2.44%	10/25/57	[3,4]	84,963,799	83,102,408
Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A12
5.00%	02/25/35		474,967	475,577
Citicorp Residential Mortgage Securities, Inc., Series 2006-2, Class A5 (STEP)
5.89%	09/25/36		525,000	533,010
Citicorp Residential Mortgage Securities, Inc., Series 2007-1, Class A5 (STEP)
5.80%	03/25/37		650,000	675,913
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.18%	02/25/34	[3]	256,284	249,443
Citigroup Mortgage Loan Trust, Inc., Series 2004-RR2, Class A2
2.69%	05/25/34	[3,4]	4,878,613	4,918,518
Citigroup Mortgage Loan Trust, Inc., Series 2005-5, Class 3A2A
2.80%	10/25/35	[3]	1,193,151	957,217
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 1A1
0.69%	11/25/35	[3]	303,518	218,662
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A
4.87%	06/25/36	[3]	10,229,719	9,709,291
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A
0.58%	08/25/36	[3]	22,906,508	22,326,018
Citigroup Mortgage Loan Trust, Inc., Series 2007-6, Class 1A4A
2.41%	03/25/37	[3]	1,002,226	691,855
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A4
0.63%	01/25/37	[3]	203,000	187,764
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.61%	03/25/37	[3]	21,671,089	21,489,936
Citigroup Mortgage Loan Trust, Inc., Series 2010-7, Class 2A1
2.62%	02/25/35	[3,4]	248,601	250,175
Citigroup Mortgage Loan Trust, Inc., Series 2010-9, Class 2A1
2.74%	11/25/35	[3,4]	185,741	185,017
Citigroup Mortgage Loan Trust, Inc., Series 2012-3, Class 4A1
2.44%	11/25/36	[3,4]	3,038,034	3,030,151

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Inc., Series 2014-6, Class 3A2
2.82%	11/25/35	[3,4]	$17,188,811	$17,309,063
Citigroup Mortgage Loan Trust, Inc., Series 2015-2, Class 1A1
0.64%	06/25/47	[3,4]	46,378,964	41,029,953
Citigroup Mortgage Loan Trust, Inc., Series 2015-2, Class 4A1
1.02%	03/25/47	[3,4]	30,429,566	29,125,404
Collateralized Mortgage Obligation Trust, Series 57, Class D
9.90%	02/01/19		843	909
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		4,301,070	4,652,255
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[3,4]	385,647	416,576
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[3]	9,772,924	10,752,025
Conseco Financial Corp., Series 1998-2, Class A5
6.24%	12/01/28	[3]	72,967	76,771
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[3]	4,444,284	4,810,380
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		5,825,952	6,265,017
Countryplace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[3,4]	9,150,000	9,209,725
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		13,493	14,101
Countrywide Alternative Loan Trust, Series 2005-84, Class 1A1
2.72%	02/25/36	[3]	129,491	98,491
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A19
0.93%	06/25/36	[3]	1,706,245	1,111,428
Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1
2.90%	02/25/37	[3]	4,020,543	3,591,848
Countrywide Alternative Loan Trust, Series 2006-OC5, Class 2A2A
0.60%	06/25/36	[3]	1,605,652	1,673,479
Countrywide Alternative Loan Trust, Series 2007-J1, Class 2A1
0.63%	03/25/37	[3]	931,793	404,400

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 78

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Asset-Backed Certificates, Series 2005-11, Class AF4
4.78%	02/25/36	[3]	$7,000,000	$7,007,463
Countrywide Asset-Backed Certificates, Series 2005-12, Class 2A5
5.25%	02/25/36	[3]	5,069,345	5,119,781
Countrywide Asset-Backed Certificates, Series 2005-13, Class AF4
4.84%	04/25/36	[3]	261,845	232,706
Countrywide Asset-Backed Certificates, Series 2005-16, Class 4AV4
0.79%	05/25/36	[3]	8,709,679	8,479,357
Countrywide Asset-Backed Certificates, Series 2005-2, Class M2
1.09%	08/25/35	[3]	1,049,184	1,051,175
Countrywide Asset-Backed Certificates, Series 2005-9, Class 5
0.83%	01/25/36	[3]	7,116,426	7,097,302
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A2
1.23%	10/25/47	[3]	20,199,774	17,166,857
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2001-HYB1, Class 1A1
2.21%	06/19/31	[3]	40,142	39,295
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J8, Class 1A4
5.25%	09/25/23		185,039	190,445
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
2.58%	08/25/34	[3]	2,210,892	2,134,588
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1A1
1.09%	02/25/35	[3]	213,391	188,740
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 3A1
2.31%	02/25/35	[3]	5,104,590	3,778,257
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB3, Class 1A
2.60%	06/20/34	[3]	80,339	79,505
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB4, Class 2A1
2.65%	09/20/34	[3]	2,665,880	2,570,058
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB7, Class 3A
2.62%	11/20/34	[3]	1,485,889	1,443,333

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 1A2
3.31%	04/25/35	[3]	$1,434,624	$1,329,223
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-31, Class 2A3
2.58%	01/25/36	[3]	419,644	391,144
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-4, Class 4A1
1.01%	02/25/35	[3]	110,072	91,958
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
0.73%	05/25/35	[3]	7,217,893	6,178,422
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY5, Class 1A1
2.87%	09/25/47	[3]	2,176,376	1,929,020
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 1A1
2.81%	03/25/37	[3]	2,069,533	1,694,756
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A4
2.61%	08/25/33	[3]	30,364	29,869
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1
6.50%	02/25/34		57,295	60,460
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 6A1
2.58%	06/25/34	[3]	383,282	381,115
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 8A1
4.50%	07/25/20		27,406	26,618
Credit Suisse First Boston Mortgage Securities Corp., Series 2006-2, Class 2A1
1.13%	03/25/36	[3]	5,622,466	2,974,432
Credit Suisse Mortgage Trust, Series 2007-2, Class 3A4
5.50%	03/25/37		3,897,805	3,576,543
Credit Suisse Mortgage Trust, Series 2009-14R, Class 2A1
5.00%	06/26/37	[4]	17,496,127	17,901,762
Credit Suisse Mortgage Trust, Series 2010-17R, Class 1A1
2.53%	06/26/36	[3,4]	1,250,433	1,259,650

See accompanying notes to Schedule of Portfolio Investments.

79 / Annual Report March 2016

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse Mortgage Trust, Series 2011-12R, Class 1A1
1.21%	10/27/37	[3,4]	$4,945,161	$4,888,682
Credit Suisse Mortgage Trust, Series 2011-16R, Class 5A1
2.72%	09/27/35	[3,4]	5,261,702	5,141,100
Credit Suisse Mortgage Trust, Series 2014-10R, Class 3A1
2.18%	04/25/36	[3,4]	8,011,961	8,060,232
Credit Suisse Mortgage Trust, Series 2014-11R, Class 10A1
0.66%	05/27/37	[3,4]	16,949,783	16,156,013
Credit Suisse Mortgage Trust, Series 2014-12R, Class 1A1
2.19%	08/27/36	[3,4]	28,706,138	28,687,280
Credit Suisse Mortgage Trust, Series 2014-7R, Class 7A1
0.59%	08/27/36	[3,4]	21,047,094	20,602,673
Credit Suisse Mortgage Trust, Series 2014-CIM1, Class A1
2.19%	01/25/58	[3,4]	74,212,313	74,238,280
Credit Suisse Mortgage Trust, Series 2015-1R, Class 5A1
2.66%	09/27/35	[3,4]	18,574,478	18,681,881
Credit Suisse Mortgage Trust, Series 2015-2R, Class 4A1
0.64%	06/27/47	[3,4]	56,487,169	52,825,806
Credit Suisse Mortgage Trust, Series 2015-6R, Class 2A1
0.64%	11/27/46	[3,4]	19,629,338	17,940,659
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB1, Class AF (STEP)
3.95%	01/25/33		22,048	22,280
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB4, Class M1
1.47%	03/25/33	[3]	5,302,596	5,032,298
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB5, Class M1
1.46%	11/25/33	[3]	39,913	37,933
Credit-Based Asset Servicing and Securitization LLC, Series 2005-FR3, Class M1
1.14%	04/25/35	[3]	50,898	50,978
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF2 (STEP)
3.39%	01/25/36		10,641,039	7,873,929

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A1
0.57%	10/25/36	[3]	$25,346,667	$18,975,037
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A2B
0.54%	10/25/36	[3]	7,464,978	7,445,534
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A3
0.58%	11/25/36	[3]	37,244,719	20,841,702
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF4 (STEP)
3.96%	01/25/37		8,768,721	4,470,480
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF5 (STEP)
3.96%	01/25/37		16,395,004	8,060,166
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.50%	02/25/37		50,052,308	35,414,150
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2D (STEP)
4.50%	02/25/37		36,645,742	25,924,836
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2E (STEP)
4.50%	02/25/37		6,663,971	4,715,211
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A2
0.61%	04/25/37	[3]	39,690,239	25,132,157
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB7, Class A1
0.57%	10/25/36	[3]	77,387,233	51,296,220
CSAB Mortgage-Backed Trust, Series 2006-4, Class A6B (STEP)
5.78%	12/25/36		5,268,016	1,658,683
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2006-AR3, Class A1
0.62%	08/25/36	[3]	7,692,128	6,170,842
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2006-AR4, Class A1
0.56%	12/25/36	[3]	3,059,845	1,850,627
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-3, Class 4A5
5.25%	06/25/35		23,662	24,085

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 80

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2005-6, Class 1A7
5.50%	12/25/35		$764,899	$600,127
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AR6, Class AR6
0.62%	02/25/37	[3]	1,512,440	1,121,834
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 2A1
3.01%	02/25/36	[3]	1,932,607	1,466,785
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 2A1A
0.79%	01/19/45	[3]	4,126,418	3,274,816
DSLA Mortgage Loan Trust, Series 2005-AR1, Class 2A1A
0.68%	03/19/45	[3]	757,601	669,590
DSLA Mortgage Loan Trust, Series 2005-AR3, Class 2A1A
0.67%	07/19/45	[3]	369,836	332,625
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
0.63%	10/19/36	[3]	26,795,082	21,534,050
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 2A1A
0.57%	04/19/48	[3]	16,075,703	12,758,449
EquiFirst Mortgage Loan Trust, Series 2005-1, Class M1
1.06%	04/25/35	[3]	570,995	572,398
Equity One ABS, Inc., Series 1998-1, Class A2 (STEP)
7.48%	11/25/29		83,747	80,937
Equity One Mortgage Pass-Through Trust, Series 2002-4, Class M1
5.22%	02/25/33	[3]	11,938	11,297
Equity One Mortgage Pass-Through Trust, Series 2002-5, Class M1 (STEP)
5.80%	11/25/32		91,086	92,359
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1
1.08%	05/25/35	[3]	1,454,290	1,453,573
First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2C
0.59%	10/25/36	[3]	5,906,952	3,806,298
First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2B
0.54%	12/25/37	[3]	17,415,678	10,675,136
First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2C
0.59%	12/25/37	[3]	47,894,806	29,601,572
First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2D
0.64%	12/25/37	[3]	34,712,804	21,640,288

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Trust, Series 2006-FFS, Class IIA4
0.66%	07/25/36	[3]	$31,440,000	$23,585,166
First Franklin Mortgage Loan Trust, Series 2007-1, Class A2B
0.60%	04/25/37	[3]	18,492,573	9,245,269
First Franklin Mortgage Loan Trust, Series 2007-1, Class A2C
0.68%	04/25/37	[3]	77,464,673	39,313,507
First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C
0.67%	05/25/37	[3]	47,925,772	24,854,171
First Franklin Mortgage Loan Trust, Series 2007-2, Class A2D
0.75%	05/25/37	[3]	23,667,827	12,886,171
First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
0.61%	06/25/37	[3]	18,733,783	11,404,400
First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
0.68%	06/25/37	[3]	27,838,774	19,255,654
First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A3
0.59%	07/25/37	[3]	31,712,243	18,758,277
First Franklin Mortgage Loan Trust, Series 2007-FF1, Class A2C
0.58%	01/25/38	[3]	114,384,181	69,358,364
First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2B
0.54%	03/25/37	[3]	39,433,506	24,253,302
First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2C
0.59%	03/25/37	[3]	20,385,208	12,550,421
First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2D
0.66%	03/25/37	[3]	37,956,718	23,644,443
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA2, Class 1A1
2.29%	08/25/34	[3]	16,921,556	16,308,808
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.43%	09/25/34	[3]	106,049	103,015
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1
2.53%	10/25/34	[3]	4,223,959	4,138,587
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA10, Class 1A1
2.39%	12/25/35	[3]	36,096,897	29,427,559
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA12, Class 2A1
2.38%	02/25/36	[3]	44,610,449	38,066,395

See accompanying notes to Schedule of Portfolio Investments.

81 / Annual Report March 2016

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1
2.48%	09/25/35	[3]	$41,316,044	$35,903,382
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA8, Class 2A1
2.67%	10/25/35	[3]	50,348,328	41,376,448
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1
2.47%	11/25/35	[3]	42,372,537	37,185,965
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA1, Class 1A1
2.56%	03/25/36	[3]	44,159,351	36,663,831
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8, Class 1A7
6.00%	02/25/37		19,906	14,975
First Horizon Mortgage Pass-Through Trust, Series 2004-AR1, Class 2A1
2.71%	02/25/34	[3]	1,229,593	1,220,415
First Horizon Mortgage Pass-Through Trust, Series 2004-AR5, Class 2A1
2.75%	10/25/34	[3]	1,687,655	1,639,362
First Horizon Mortgage Pass-Through Trust, Series 2004-AR6, Class 2A1
2.80%	12/25/34	[3]	803,108	800,825
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2
2.74%	01/25/37	[3]	311,261	274,045
First Horizon Mortgage Pass-Through Trust, Series 2007-AR3, Class 1A1
2.51%	11/25/37	[3]	646,817	557,634
FNBA Mortgage Loan Trust, Series 2004-AR1, Class A2
0.83%	08/19/34	[3]	25,662	24,917
Fremont Home Loan Trust, Series 2005-C, Class M1
0.91%	07/25/35	[3]	5,963,540	5,865,201
GE Business Loan Trust, Series 2007-1A, Class A
0.61%	04/16/35	[3,4]	19,969,106	18,352,459
GMAC Mortgage Corp. Loan Trust, Series 2003-AR2, Class 3A5
3.14%	12/19/33	[3]	7,628,325	7,582,385
GMAC Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A
3.16%	06/25/34	[3]	10,031	9,741
GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1
3.03%	11/19/35	[3]	1,613,653	1,498,847
GMAC Mortgage Corp. Loan Trust, Series 2006-AR2, Class 1A1
2.61%	05/19/36	[3]	2,085,476	1,515,377

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GMACM Home Equity Loan Trust, Series 2000-HE2, Class A1
0.87%	06/25/30	[3]	$50,504	$47,760
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[3,4]	6,809,359	6,958,620
GreenPoint Mortgage Funding Trust, Series 2005-AR3, Class 1A1
0.67%	08/25/45	[3]	2,574,755	2,079,381
GreenPoint Mortgage Funding Trust, Series 2005-HY1, Class 1A1A
0.70%	07/25/35	[3]	22,176,822	21,263,751
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
0.61%	01/25/47	[3]	9,992,817	9,598,998
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2
0.59%	02/25/37	[3]	5,758,155	4,727,335
GSAA Home Equity Trust, Series 2005-11, Class 1A1
0.71%	10/25/35	[3]	18,734,602	17,199,674
GSAA Home Equity Trust, Series 2005-9, Class 2A3
0.80%	08/25/35	[3]	5,731,424	5,532,030
GSAMP Trust, Series 2005-AHL2, Class A2D
0.78%	12/25/35	[3]	25,693,000	18,286,440
GSAMP Trust, Series 2005-HE5, Class M1
0.85%	11/25/35	[3]	13,292,588	12,883,740
GSR Mortgage Loan Trust, Series 2004-9, Class 3A1
2.72%	08/25/34	[3]	8,817	8,624
GSR Mortgage Loan Trust, Series 2004-9, Class 5A7
2.66%	08/25/34	[3]	780,315	764,190
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3
2.83%	10/25/35	[3]	7,717,645	6,998,555
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5
2.80%	09/25/35	[3]	489,202	488,220
GSR Mortgage Loan Trust, Series 2006-OA1, Class 2A1
0.62%	08/25/46	[3]	4,369,611	4,242,357
GSR Mortgage Loan Trust, Series 2007-AR2, Class 2A1
2.90%	05/25/47	[3]	4,722,651	4,253,215
Harborview Mortgage Loan Trust, Series 2004-1, Class 2A
2.73%	04/19/34	[3]	14,097	13,586
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A2A
1.11%	01/19/35	[3]	678,029	540,211

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 82

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Harborview Mortgage Loan Trust, Series 2004-5, Class 2A6
2.40%	06/19/34	[3]	$9,776	$9,699
Harborview Mortgage Loan Trust, Series 2005-4, Class 2A
2.87%	07/19/35	[3]	726,381	630,779
Harborview Mortgage Loan Trust, Series 2006-8, Class 2A1A
0.62%	07/21/36	[3]	289,658	233,554
Harborview Mortgage Loan Trust, Series 2007-7, Class 2A1A
1.43%	11/25/47	[3]	1,190,774	1,015,237
Home Equity Mortgage Loan Trust, Series 2005-C, Class AI1
0.69%	10/25/35	[3]	11,586,925	11,506,257
Home Loan Trust, Series 1999-HI6, Class AI7 (STEP)
8.60%	09/25/29		5,272	5,255
Homestar Mortgage Acceptance Corp., Series 2004-5, Class A4
1.00%	10/25/34	[3]	3,216,355	3,184,651
HSBC Home Equity Loan Trust, Series 2007-1, Class AM
0.67%	03/20/36	[3]	884,467	883,272
HSBC Home Equity Loan Trust, Series 2007-3, Class A4
1.93%	11/20/36	[3]	11,323,169	11,357,817
HSBC Home Equity Loan Trust, Series 2007-3, Class APT
1.63%	11/20/36	[3]	25,743,489	25,725,633
HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 2A3
0.62%	12/25/35	[3]	8,379,418	8,274,104
Impac CMB Trust, Series 2005-1, Class 1A1
0.95%	04/25/35	[3]	8,102,137	7,304,226
Impac CMB Trust, Series 2005-4, Class 1A1B
0.68%	05/25/35	[3]	11,432,444	9,266,202
Impac Secured Assets Trust, Series 2004-3, Class 1
1.23%	11/25/34	[3]	858,610	841,935
Impac Secured Assets Trust, Series 2007-2, Class 1A1A
0.54%	05/25/37	[3]	24,712,663	16,169,147
Impac Secured Assets Trust, Series 2007-2, Class 1A1B
0.68%	05/25/37	[3]	35,371,117	23,621,087
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A
2.53%	08/25/34	[3]	2,123,800	1,853,132

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1B
1.23%	08/25/34	[3]	$29,479	$24,842
IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A2
1.29%	09/25/34	[3]	103,062	87,806
IndyMac Index Mortgage Loan Trust, Series 2005-AR1, Class 4A1
2.67%	03/25/35	[3]	1,768,294	1,693,058
IndyMac Index Mortgage Loan Trust, Series 2005-AR13, Class 4A1
2.59%	08/25/35	[3]	168,351	142,153
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A1
2.79%	09/25/35	[3]	773,681	641,232
IndyMac Index Mortgage Loan Trust, Series 2005-AR17, Class 3A1
2.54%	09/25/35	[3]	8,124,534	6,981,720
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1
3.03%	10/25/35	[3]	51,641,106	42,246,143
IndyMac Index Mortgage Loan Trust, Series 2005-AR31, Class 3A1
2.67%	01/25/36	[3]	3,037,043	2,666,456
IndyMac Index Mortgage Loan Trust, Series 2005-AR6, Class 2A1
0.67%	04/25/35	[3]	1,069,988	947,939
IndyMac Index Mortgage Loan Trust, Series 2006-AR14, Class 1A4A
0.60%	11/25/46	[3]	4,104,240	3,806,089
IndyMac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2
2.91%	08/25/36	[3]	26,810,479	18,726,227
IndyMac Index Mortgage Loan Trust, Series 2006-AR21, Class A1
0.55%	08/25/36	[3]	316,842	242,357
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A
0.63%	10/25/36	[3]	41,729,966	33,554,536
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 1A1
3.20%	05/25/36	[3]	6,910,463	5,200,230
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 2A1
3.01%	05/25/36	[3]	47,317,002	36,347,232
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 1A2
3.12%	03/25/37	[3]	1,750,369	1,620,775
IndyMac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
2.55%	06/25/37	[3]	6,598,187	4,992,430

See accompanying notes to Schedule of Portfolio Investments.

83 / Annual Report March 2016

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust, Series 2007-AR7, Class 1A1
2.90%	11/25/37	[3]	$5,887,190	$5,468,668
IndyMac Index Mortgage Loan Trust, Series 2007-AR9, Class 2A1
2.82%	04/25/37	[3]	566,190	362,361
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		206,507	209,297
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 1A3
0.60%	05/25/36	[3]	2,356,376	2,305,547
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 2A1
2.84%	05/25/36	[3]	1,463,505	1,126,304
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 5A1
4.49%	05/25/36	[3]	14,300,290	9,802,625
JPMorgan Mortgage Acquisition Trust, Series 2005-OPT2, Class A4
0.75%	12/25/35	[3]	18,329,749	18,321,695
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A3A (STEP)
5.83%	07/25/36		31,524,795	18,099,934
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A6 (STEP)
6.00%	07/25/36		6,452,513	3,620,457
JPMorgan Mortgage Acquisition Trust, Series 2007-CH1, Class AV5
0.68%	11/25/36	[3]	19,899,368	19,686,633
JPMorgan Mortgage Acquisition Trust, Series 2007-CH3, Class A4
0.64%	03/25/37	[3]	3,566,818	3,259,784
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF1
0.54%	03/25/47	[3]	191,104	108,266
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF2 (STEP)
4.12%	03/25/47		11,545,130	8,376,854
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF3 (STEP)
4.12%	03/25/47		9,565,145	6,940,836
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF4 (STEP)
4.12%	03/25/47		4,782,572	3,469,033
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AV4
0.71%	03/25/47	[3]	240,000	125,212
JPMorgan Mortgage Trust, Series 2003-A2, Class 2A3
2.06%	11/25/33	[3]	311,914	295,796

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Trust, Series 2004-A4, Class 1A3
2.81%	09/25/34	[3]	$1,520,304	$1,548,722
JPMorgan Mortgage Trust, Series 2005-A5, Class TA1
2.70%	08/25/35	[3]	234,457	223,455
JPMorgan Mortgage Trust, Series 2005-S2, Class 4A3
5.50%	09/25/20		5,662,625	5,560,722
JPMorgan Mortgage Trust, Series 2006-A2, Class 5A3
2.68%	11/25/33	[3]	17,142	16,839
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
2.82%	05/25/36	[3]	2,231,308	1,851,273
JPMorgan Mortgage Trust, Series 2006-A3, Class 3A3
2.76%	05/25/36	[3]	1,721,046	1,529,608
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A1
2.76%	06/25/36	[3]	1,260,764	1,077,601
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A4
2.76%	06/25/36	[3]	4,064,299	3,573,502
JPMorgan Mortgage Trust, Series 2006-A5, Class 2A4
2.71%	08/25/36	[3]	1,017,906	896,882
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
2.82%	07/25/35	[3]	4,669,938	4,719,045
JPMorgan Mortgage Trust, Series 2007-A3, Class 2A3
2.82%	05/25/37	[3]	6,231,939	5,357,732
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
4.40%	05/25/37	[3]	946,978	858,484
JPMorgan Mortgage Trust, Series 2007-A4, Class 1A1
2.64%	06/25/37	[3]	8,299,358	7,199,223
JPMorgan Mortgage Trust, Series 2007-A4, Class 2A3
3.01%	06/25/37	[3]	1,300,861	1,200,514
JPMorgan Resecuritization Trust, Series 2010-4, Class 1A1
2.81%	07/26/36	[3,4]	36,506	36,497
JPMorgan Resecuritization Trust, Series 2015-1, Class 3A1
0.63%	12/27/46	[3,4]	31,806,678	30,023,758
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		17,085	17,634

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 84

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Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[3]	$4,948,866	$5,203,356
Lehman XS Trust, Series 2005-5N, Class 3A1A
0.73%	11/25/35	[3]	20,301,875	17,264,869
Lehman XS Trust, Series 2006-12N, Class A31A
0.63%	08/25/46	[3]	32,955,348	24,947,488
Lehman XS Trust, Series 2006-13, Class 1A2
0.60%	09/25/36	[3]	30,218,739	26,971,007
Lehman XS Trust, Series 2006-14N, Class 3A2
0.55%	08/25/36	[3]	160,825	121,706
Lehman XS Trust, Series 2006-9, Class A1B
0.59%	05/25/46	[3]	34,376,381	29,276,435
Long Beach Mortgage Loan Trust, Series 2004-4, Class M1
1.33%	10/25/34	[3]	75,000	67,664
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
2.86%	01/25/34	[3]	116,198	112,347
MASTR Adjustable Rate Mortgages Trust, Series 2003-7, Class 3A1
2.26%	11/25/33	[3]	1,953,830	1,942,921
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1
2.81%	11/21/34	[3]	12,778,705	13,003,422
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 9A1
2.86%	10/25/34	[3]	1,401,065	1,333,495
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
1.63%	06/25/34	[3]	266	254
MASTR Adjustable Rate Mortgages Trust, Series 2004-8, Class 2A1
2.86%	09/25/34	[3]	6,401,826	6,038,194
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 5A1
2.86%	05/25/36	[3]	18,038,040	14,924,241
MASTR Alternative Loan Trust, Series 2004-6, Class 3A1
4.75%	07/25/19		2,168,687	2,217,776
MASTR Asset Securitization Trust, Series 2002-8, Class 1A1
5.50%	12/25/17		9,637	9,671
MASTR Asset Securitization Trust, Series 2003-8, Class 3A12
5.25%	09/25/33		1,439,363	1,441,713

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Asset Securitization Trust, Series 2004-3, Class 3A2
4.50%	03/25/19		$851,707	$870,096
MASTR Asset-Backed Securities Trust, Series 2006-HE4, Class A3
0.58%	11/25/36	[3]	18,759,661	8,609,819
MASTR Asset-Backed Securities Trust, Series 2006-HE4, Class A4
0.64%	11/25/36	[3]	5,211,017	2,421,320
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A3
0.64%	05/25/37	[3]	51,903,000	37,994,247
MASTR Seasoned Securities Trust, Series 2004-1, Class 4A1
2.70%	10/25/32	[3]	29,085	28,358
Mellon Residential Funding Corp., Series 2001-TBC1, Class A1
1.14%	11/15/31	[3]	2,964,886	2,761,972
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2, Class 1A1
3.00%	08/25/36	[3]	11,595,702	10,682,741
Merrill Lynch Mortgage Investors Trust, Series 2003-A6, Class 2A
2.77%	10/25/33	[3]	976,621	966,228
Merrill Lynch Mortgage Investors Trust, Series 2004-A4, Class A1
2.56%	08/25/34	[3]	3,739,726	3,787,731
Merrill Lynch Mortgage Investors Trust, Series 2005-A10, Class A
0.64%	02/25/36	[3]	22,504	20,447
Merrill Lynch Mortgage Investors, Inc., Series 2006-FF1, Class A2C
0.63%	08/25/36	[3]	402	402
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2B (STEP)
4.24%	03/25/37		36,341,509	13,613,722
Merrill Lynch Mortgage Investors, Inc., Series 2006-WMC2, Class A2D (STEP)
4.24%	03/25/37		28,443,249	10,654,084
Mid-State Trust VI, Series 2006, Class A1
7.34%	07/01/35		96,236	103,104
Mid-State Trust VI, Series 2006, Class A2
7.40%	07/01/35		6,015	6,398
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38		345,384	369,534
Mid-State Trust, Series 2004-1, Class A
6.01%	08/15/37		484,762	519,993
Mid-State Trust, Series 2005-1, Class A
5.75%	01/15/40		22,607,422	24,430,236
Mid-State Trust, Series 2006-1, Class A
5.79%	10/15/40	[4]	15,361,029	16,563,607

See accompanying notes to Schedule of Portfolio Investments.

85 / Annual Report March 2016

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Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley Capital I Trust, Series 2005-HE3, Class M2
1.21%	07/25/35	[3]	$7,209	$7,242
Morgan Stanley Capital I Trust, Series 2006-NC1, Class A4
0.73%	12/25/35	[3]	18,585,618	17,803,028
Morgan Stanley Home Equity Loan Trust, Series 2005-04, Class A1
0.91%	09/25/35	[3]	4,737,620	4,732,375
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1
0.88%	08/25/35	[3]	6,423	6,439
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1
0.75%	01/25/35	[3]	345,948	320,434
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 2A2
5.50%	04/25/34		359,712	367,118
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
2.30%	09/25/34	[3]	2,271,954	2,151,697
Morgan Stanley Mortgage Loan Trust, Series 2004-8AR, Class 4A1
2.65%	10/25/34	[3]	191,161	187,522
Morgan Stanley Mortgage Loan Trust, Series 2005-2AR, Class A
0.69%	04/25/35	[3]	8,462,679	7,357,361
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[3]	226,076	104,786
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 1A2S (STEP)
5.50%	02/25/47		564,345	574,572
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A1
0.55%	04/25/37	[3]	6,755,384	3,199,077
Morgan Stanley Resecuritization Trust, Series 2010-R4, Class 1B
0.77%	01/26/36	[3,4]	2,562,031	2,561,493
Morgan Stanley Resecuritization Trust, Series 2013-R9, Class 3A
2.55%	06/26/46	[3,4]	12,734,488	12,697,861
Morgan Stanley Resecuritization Trust, Series 2014-R2, Class 1A
1.14%	12/26/46	[3,4]	29,419,598	28,680,360
Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 4A
1.30%	07/26/46	[3,4]	14,981,281	14,617,540
Morgan Stanley Resecuritization Trust, Series 2014-R4, Class 2A
2.72%	11/26/35	[3,4]	7,680,403	7,804,711

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3A
1.07%	06/26/47	[3,4]	$55,640,634	$53,909,347
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 4A
1.28%	06/26/47	[3,4]	23,675,736	23,247,404
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class 2A
0.84%	08/26/47	[3,4]	29,814,171	28,493,534
MortgageIT Trust, Series 2005-1, Class 1A1
1.07%	02/25/35	[3]	16,530,746	15,295,893
MortgageIT Trust, Series 2005-4, Class A1
0.71%	10/25/35	[3]	20,328,546	18,103,369
MortgageIT Trust, Series 2005-5, Class A1
0.69%	12/25/35	[3]	2,838,737	2,480,910
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV4
0.71%	09/25/36	[3]	28,454,000	26,644,023
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV4
0.68%	06/25/37	[3]	8,265,000	5,920,381
New Century Home Equity Loan Trust, Series 2003-6, Class M1
1.51%	01/25/34	[3]	38,709	36,611
New Century Home Equity Loan Trust, Series 2005-2, Class M1
0.86%	06/25/35	[3]	29,413	29,669
New Century Home Equity Loan Trust, Series 2005-4, Class M1
0.91%	09/25/35	[3]	28,148,016	27,808,230
Newcastle Mortgage Securities Trust, Series 2006-1, Class A4
0.71%	03/25/36	[3]	50,855,620	50,785,360
Nomura Home Equity Loan, Inc., Series 2006-HE2, Class A4
0.70%	03/25/36	[3]	24,732,000	20,720,489
Nomura Home Equity Loan, Inc., Series 2006-WF1, Class A4
0.67%	03/25/36	[3]	27,570,616	27,283,263
Nomura Resecuritization Trust, Series 2011-4RA, Class 1A1
2.35%	12/26/36	[3,4]	22,544,948	22,511,292
Nomura Resecuritization Trust, Series 2011-4RA, Class 2A1
2.21%	06/26/37	[3,4]	9,276,955	9,223,756
Nomura Resecuritization Trust, Series 2013-1R, Class 2A1
0.61%	11/26/36	[3,4]	12,708,288	12,242,554
Nomura Resecuritization Trust, Series 2013-1R, Class 3A1
0.60%	10/26/36	[3,4]	5,005,596	4,931,068

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 86

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nomura Resecuritization Trust, Series 2014-4R, Class 1A1
2.38%	01/25/36	[3,4]	$20,367,060	$20,670,664
Nomura Resecuritization Trust, Series 2014-4R, Class 3A1
0.59%	09/25/36	[3,4]	9,921,319	9,549,293
Nomura Resecuritization Trust, Series 2014-7R, Class 2A1
0.64%	12/26/35	[3,4]	24,620,779	24,267,696
Nomura Resecuritization Trust, Series 2014-7R, Class 4A1
0.57%	01/26/37	[3,4]	41,780,811	39,731,303
Nomura Resecuritization Trust, Series 2015-4R, Class 1A1
0.60%	03/26/47	[3,4]	41,600,623	40,736,682
Oakwood Mortgage Investors, Inc., Series 2000-A, Class A5
8.16%	09/15/29	[3]	24,411,234	17,037,950
Option One Mortgage Loan Trust, Series 2005-4, Class A3
0.69%	11/25/35	[3]	17,031	16,947
Option One Mortgage Loan Trust, Series 2005-5, Class A3
0.64%	12/25/35	[3]	25,131	25,010
Ownit Mortgage Loan Asset-Backed Certificates, Series 2006-4, Class A2D
0.67%	05/25/37	[3]	30,704,612	20,945,096
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A
0.69%	09/25/35	[3]	26,393,996	26,366,368
Popular ABS Mortgage Pass-Through Trust, Series 2005-6, Class A5 (STEP)
4.28%	01/25/36		22,910,000	19,133,983
Popular ABS Mortgage Pass-Through Trust, Series 2006-D, Class A3
0.69%	11/25/46	[3]	85,000	73,776
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
0.74%	06/25/47	[3]	23,015,500	15,400,822
Provident Funding Mortgage Loan Trust, Series 2003-1, Class A
2.67%	08/25/33	[3]	1,072,791	1,101,041
Residential Accredit Loans Trust, Series 2003-QS3, Class A4
5.50%	02/25/18		66,353	66,432
Residential Accredit Loans Trust, Series 2005-QA10, Class A31
3.75%	09/25/35	[3]	909,644	732,327
Residential Accredit Loans Trust, Series 2005-QA12, Class CB1
3.71%	12/25/35	[3]	6,718,083	4,634,505

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust, Series 2005-QA4, Class A41
3.13%	04/25/35	[3]	$5,996,132	$5,834,644
Residential Accredit Loans Trust, Series 2005-QA7, Class A1
3.28%	07/25/35	[3]	6,207,398	4,818,746
Residential Accredit Loans Trust, Series 2005-QO5, Class A1
1.35%	01/25/46	[3]	11,509,763	7,868,203
Residential Accredit Loans Trust, Series 2006-QA1, Class A11
3.44%	01/25/36	[3]	184,859	142,104
Residential Accredit Loans Trust, Series 2006-QA1, Class A21
3.93%	01/25/36	[3]	27,998,134	21,776,479
Residential Accredit Loans Trust, Series 2006-QA7, Class 2A1
0.62%	08/25/36	[3]	42,363,899	32,822,668
Residential Accredit Loans Trust, Series 2006-QS10, Class AV (IO)
0.56%	08/25/36	[3,5]	49,780,817	1,198,603
Residential Accredit Loans Trust, Series 2006-QS12, Class 2A9
0.81%	09/25/36	[3]	450,705	295,084
Residential Accredit Loans Trust, Series 2006-QS2, Class 1AV (IO)
0.49%	02/25/36	[3,5]	169,665,984	3,400,463
Residential Accredit Loans Trust, Series 2006-QS7, Class AV (IO)
0.65%	06/25/36	[3,5]	89,368,805	2,578,616
Residential Accredit Loans Trust, Series 2006-QS8, Class AV (IO)
0.78%	08/25/36	[3,5]	210,225,935	6,622,685
Residential Accredit Loans Trust, Series 2007-QS10, Class AV (IO)
0.47%	09/25/37	[3,5]	132,796,001	2,469,089
Residential Accredit Loans Trust, Series 2007-QS4, Class 3AV (IO)
0.38%	03/25/37	[3,5]	84,656,927	1,181,387
Residential Accredit Loans Trust, Series 2007-QS5, Class AV (IO)
0.25%	03/25/37	[3,5]	103,035,126	1,291,648
Residential Accredit Loans Trust, Series 2007-QS6, Class AV (IO)
0.33%	04/25/37	[3,5]	226,128,360	3,436,134
Residential Accredit Loans Trust, Series 2007-QS7, Class 2AV (IO)
0.37%	06/25/37	[3,5]	67,051,849	1,075,270
Residential Accredit Loans Trust, Series 2007-QS8, Class AV (IO)
0.39%	06/25/37	[3,5]	177,835,309	2,647,096

See accompanying notes to Schedule of Portfolio Investments.

87 / Annual Report March 2016

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products Trust, Series 2004-SL3, Class A2
6.50%	12/25/31		$46,481	$47,542
Residential Asset Mortgage Products Trust, Series 2003-RS10, Class AI6 (STEP)
5.81%	11/25/33		436,997	452,142
Residential Asset Mortgage Products Trust, Series 2003-RS11, Class AI6A (STEP)
5.97%	12/25/33		261,690	284,807
Residential Asset Mortgage Products Trust, Series 2003-RS9, Class AI6A (STEP)
5.88%	10/25/33		24,554	26,133
Residential Asset Mortgage Products Trust, Series 2004-RS12, Class AI6
4.55%	12/25/34		5,695	5,757
Residential Asset Mortgage Products Trust, Series 2004-RS12, Class MII2
1.64%	12/25/34	[3]	92,948	93,108
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A8
6.50%	11/25/31		62,959	63,982
Residential Asset Mortgage Products Trust, Series 2004-SL3, Class A4
8.50%	12/25/31		39,528	33,641
Residential Asset Mortgage Products Trust, Series 2005-RS8, Class A3
0.80%	09/25/35	[3]	42,981,080	42,902,029
Residential Asset Securities Trust, Series 2004-IP2, Class 1A1
2.74%	12/25/34	[3]	393,851	383,976
Residential Asset Securities Trust, Series 2004-IP2, Class 2A1
2.75%	12/25/34	[3]	43,520	43,396
Residential Asset Securities Trust, Series 2004-IP2, Class 3A1
2.72%	12/25/34	[3]	950,532	940,267
Residential Asset Securities Trust, Series 2006-A7CB, Class 1A3
6.25%	07/25/36		3,915,799	3,405,015
Residential Funding Mortgage Securities Trust, Series 2004-S2, Class A9
5.50%	03/25/34		818,754	834,789
Residential Funding Mortgage Securities Trust, Series 2004-S6, Class 1A6
5.50%	06/25/34		595,229	605,166
Residential Funding Mortgage Securities Trust, Series 2005-SA5, Class 1A
3.03%	11/25/35	[3]	11,022,986	9,090,414
Residential Funding Mortgage Securities Trust, Series 2006-SA3, Class 3A1
3.88%	09/25/36	[3]	1,971,134	1,670,869

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Funding Mortgage Securities Trust, Series 2006-SA3, Class 4A1
6.16%	09/25/36	[3]	$624,231	$516,242
Residential Funding Mortgage Securities Trust, Series 2006-SA4, Class 2A1
3.89%	11/25/36	[3]	200,207	174,579
Residential Funding Mortgage Securities Trust, Series 2007-SA2, Class 2A2
3.36%	04/25/37	[3]	4,103,565	3,478,568
Saxon Asset Securities Trust, Series 2001-2, Class AF6 (STEP)
6.81%	06/25/16		12,825	12,975
Saxon Asset Securities Trust, Series 2005-2, Class M1
1.06%	10/25/35	[3]	10,230,705	10,161,747
Saxon Asset Securities Trust, Series 2007-1, Class A2C
0.58%	01/25/47	[3]	12,811,835	10,992,943
Saxon Asset Securities Trust, Series 2007-3, Class 2A3
0.83%	09/25/47	[3]	32,174,000	24,156,838
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR1, Class A2A
0.54%	02/25/37	[3]	7,999,499	4,376,149
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR1, Class A2B
0.70%	02/25/37	[3]	39,175,276	22,041,702
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR2, Class A2
0.66%	02/25/37	[3]	64,577,538	32,000,069
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR5, Class A2A
0.56%	05/25/37	[3]	24,710,405	16,003,252
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR5, Class A2C
0.78%	05/25/37	[3]	18,636,374	12,529,169
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC1, Class A2B
0.58%	12/25/36	[3]	44,216,748	23,219,139
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC2, Class A2B
0.57%	01/25/37	[3]	25,047,572	17,666,367
Sequoia Mortgage Trust, Series 2003-2, Class A1
1.09%	06/20/33	[3]	2,262	2,111
Sequoia Mortgage Trust, Series 2003-8, Class A1
1.07%	01/20/34	[3]	3,504	3,232
Sequoia Mortgage Trust, Series 2004-3, Class A
1.39%	05/20/34	[3]	1,007,333	960,052

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 88

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
SG Mortgage Securities Trust, Series 2006-FRE1, Class A1B
0.70%	02/25/36	[3]	$1,445,719	$1,307,807
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
0.67%	12/25/36	[3,4]	20,627,502	11,656,729
Soundview Home Loan Trust, Series 2006-1, Class A3
0.62%	02/25/36	[3]	3,859,073	3,839,509
Soundview Home Loan Trust, Series 2006-EQ1, Class A4
0.68%	10/25/36	[3]	14,062,000	9,548,071
Soundview Home Loan Trust, Series 2006-WF2, Class A2C
0.57%	12/25/36	[3]	11,910,896	11,868,996
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A3
2.67%	02/25/34	[3]	33,200	33,145
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
2.83%	09/25/34	[3]	18,544,362	18,248,936
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A
2.71%	10/25/34	[3]	383,438	367,641
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 2A
2.66%	10/25/34	[3]	20,966,153	21,351,645
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-15, Class A
2.79%	10/25/34	[3]	4,503,686	4,240,452
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1
2.72%	11/25/34	[3]	16,077,439	15,855,937
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-17, Class A1
1.27%	11/25/34	[3]	85,869	77,211
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 1A2
2.61%	01/25/35	[3]	1,285,911	1,228,854
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1
2.58%	06/25/35	[3]	4,647,783	4,312,108
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 1A1
0.59%	01/25/37	[3]	64,556,610	50,462,611
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2A1
2.71%	10/25/47	[3]	1,538,831	1,209,384
Structured Asset Investment Loan Trust, Series 2005-HE3, Class A5
1.15%	09/25/35	[3]	18,233,827	18,275,524

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Investment Loan Trust, Series 2006-1, Class A3
0.63%	01/25/36	[3]	$13,856,467	$13,610,489
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 24A1
3.82%	05/25/36	[3]	736,061	410,537
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2004-23XS, Class 2A1
0.73%	01/25/35	[3]	3,679,462	3,182,630
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-WF2, Class A4
0.74%	07/25/36	[3]	41,336,513	39,275,950
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-WF3, Class A1
0.57%	09/25/36	[3]	19,644,307	19,250,181
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-WF3, Class A3
0.58%	09/25/36	[3]	1,995,791	1,990,012
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-BC4, Class A3
0.68%	11/25/37	[3]	1,754,230	1,752,921
Structured Asset Securities Corp., Series 1997-2, Class 2A4
7.25%	03/28/30		2,577	2,635
Structured Asset Securities Corp., Series 2001-15A, Class 4A1
2.65%	10/25/31	[3]	10,227	10,181
Structured Asset Securities Corp., Series 2003-26A, Class 3A5
2.69%	09/25/33	[3]	409,953	395,212
Structured Asset Securities Corp., Series 2003-34A, Class 5A4
2.65%	11/25/33	[3]	3,131,052	3,160,425
Structured Asset Securities Corp., Series 2004-2AC, Class A1
2.57%	02/25/34	[3]	26,445	25,467
Structured Asset Securities Corp., Series 2005-17, Class 4A4
5.50%	10/25/35		5,974,438	6,030,054
Structured Asset Securities Corp., Series 2005-5, Class 2A4
5.50%	04/25/35		5,541,999	5,399,527
Structured Asset Securities Corp., Series 2006-WF1, Class A5
0.73%	02/25/36	[3]	5,558,349	5,551,994
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 1A1
2.75%	06/25/37	[3]	10,538,306	9,338,134
Thornburg Mortgage Securities Trust, Series 2004-4, Class 2A
2.26%	12/25/44	[3]	267,254	258,658

See accompanying notes to Schedule of Portfolio Investments.

89 / Annual Report March 2016

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A4
6.57%	05/07/27	[3]	$983,234	$1,008,636
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A3
0.66%	01/25/37	[3]	28,033,475	18,253,577
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A2
0.54%	01/25/37	[3]	5,302,329	2,798,290
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A3
0.58%	01/25/37	[3]	48,946,462	25,988,785
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A4
0.66%	01/25/37	[3]	16,430,501	8,828,946
WaMu Mortgage Pass-Through Certificates, Series 2002-AR1, Class 1A1
2.47%	11/25/30	[3]	454,087	451,641
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
2.55%	06/25/33	[3]	9,832,602	9,782,159
WaMu Mortgage Pass-Through Certificates, Series 2004-AR3, Class A2
2.51%	06/25/34	[3]	87,577	88,132
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
0.85%	05/25/44	[3]	3,388,646	3,192,538
WaMu Mortgage Pass-Through Certificates, Series 2005-3, Class 2A3
0.98%	05/25/35	[3]	5,927,332	3,980,741
WaMu Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
0.93%	06/25/35	[3]	10,358,380	7,909,828
WaMu Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A
1.07%	01/25/45	[3]	1,432,132	1,334,576
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
0.75%	08/25/45	[3]	72,188,768	66,322,247
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
2.43%	10/25/35	[3]	2,997,438	2,869,197
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.72%	10/25/45	[3]	11,338,677	10,466,438
WaMu Mortgage Pass-Through Certificates, Series 2005-AR14, Class 2A1
2.60%	12/25/35	[3]	9,011,539	8,270,170
WaMu Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1
0.69%	11/25/45	[3]	49,870,658	45,646,369

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A1
0.70%	12/25/45	[3]	$23,783,619	$22,279,562
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1A2
0.72%	12/25/45	[3]	32,730,771	29,227,767
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 1A1A
0.76%	01/25/45	[3]	23,550,471	21,235,926
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A
0.74%	01/25/45	[3]	2,329,229	2,123,093
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A23
0.81%	01/25/45	[3]	8,271,080	7,584,684
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
0.66%	04/25/45	[3]	321,732	300,483
WaMu Mortgage Pass-Through Certificates, Series 2006-AR1, Class 2A1A
1.42%	01/25/46	[3]	60,313,103	56,569,492
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A4
2.43%	09/25/36	[3]	27,444,988	24,279,730
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 3A1
3.75%	12/25/36	[3]	1,327,677	1,163,011
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
1.35%	02/25/46	[3]	1,505,569	1,359,518
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1A
1.26%	05/25/46	[3]	10,150,081	9,211,329
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A
1.33%	07/25/46	[3]	22,638,900	18,258,683
WaMu Mortgage Pass-Through Certificates, Series 2007-1, Class 2A1
6.00%	01/25/22		535,853	517,675
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 4A2
4.38%	07/25/37	[3]	548,974	504,382
WaMu Mortgage Pass-Through Certificates, Series 2007-OA1, Class A1A
1.05%	02/25/47	[3]	25,033,441	19,402,169
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1
6.25%	11/25/37		443,430	426,801
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-M, Class A1
2.79%	12/25/33	[3]	1,740,458	1,741,609

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 90

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Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-L, Class A8
2.78%	07/25/34	[3]	$405,260	$401,443
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1
2.75%	09/25/34	[3]	4,318,612	4,393,432
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A14
2.79%	06/25/35	[3]	1,825,752	1,810,847
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4
6.00%	08/25/36		4,169,546	4,180,922
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2, Class 2A3
5.50%	03/25/36		475,364	456,872
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 1A1
2.99%	03/25/36	[3]	6,643,983	6,234,660
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A1
2.81%	07/25/36	[3]	426,860	410,863
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A2
2.81%	07/25/36	[3]	144,766	139,340
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A3
2.81%	07/25/36	[3]	309,605	291,313
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6
2.81%	07/25/36	[3]	1,809,793	1,702,869
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR8, Class 1A3
2.81%	04/25/36	[3]	17,850	17,631
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A3FL
1.39%	03/15/44	[3,4]	94,250,000	94,197,446

				5,703,952,502

U.S. Agency Mortgage-Backed — 26.50%
Fannie Mae Pool (TBA)
2.50%	04/25/28		752,840,000	772,896,132
3.00%	04/25/27		127,235,000	132,900,934
3.00%	04/25/43		352,285,000	361,394,854
3.50%	04/25/42		691,755,000	725,342,970
4.00%	04/25/41		966,585,000	1,032,811,180
4.50%	04/25/39		535,795,000	583,095,652
Fannie Mae Pool 190375
5.50%	11/01/36		1,903,901	2,140,348
Fannie Mae Pool 254232
6.50%	03/01/22		32,645	37,356

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 313182
7.50%	10/01/26		$3,970	$4,466
Fannie Mae Pool 394854
6.50%	05/01/27		1,795	2,075
Fannie Mae Pool 464367
4.54%	01/01/20		5,026,142	5,517,528
Fannie Mae Pool 466766
3.88%	12/01/20		18,162,893	19,836,480
Fannie Mae Pool 467243
4.55%	01/01/21		2,569,768	2,865,870
Fannie Mae Pool 468128
4.33%	07/01/21		1,970,000	2,196,956
Fannie Mae Pool 468551
3.98%	07/01/21		10,252,500	11,261,494
Fannie Mae Pool 468587
3.84%	08/01/21		732,228	797,113
Fannie Mae Pool 468764
4.16%	07/01/21		28,200,000	31,235,922
Fannie Mae Pool 545191
7.00%	09/01/31		10,098	11,309
Fannie Mae Pool 545756
7.00%	06/01/32		1,529	1,825
Fannie Mae Pool 545831
6.50%	08/01/17		5,437	5,559
Fannie Mae Pool 555284
7.50%	10/01/17		1,946	1,996
Fannie Mae Pool 606108
7.00%	03/01/31		5,052	5,257
Fannie Mae Pool 613142
7.00%	11/01/31		10,895	13,103
Fannie Mae Pool 625666
7.00%	01/01/32		10,772	11,914
Fannie Mae Pool 633698
7.50%	02/01/31		71,237	88,252
Fannie Mae Pool 646884
1.92%	05/01/32	[3]	5,477	5,621
Fannie Mae Pool 655928
7.00%	08/01/32		215,813	263,085
Fannie Mae Pool 725257
5.50%	02/01/34		2,124,276	2,405,773
Fannie Mae Pool 734922
4.50%	09/01/33		3,420,452	3,773,801
Fannie Mae Pool 735207
7.00%	04/01/34		42,231	50,267
Fannie Mae Pool 735224
5.50%	02/01/35		8,017,304	9,081,650
Fannie Mae Pool 735646
4.50%	07/01/20		1,701,937	1,785,920

See accompanying notes to Schedule of Portfolio Investments.

91 / Annual Report March 2016

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 735651
4.50%	06/01/35		$8,760,490	$9,568,196
Fannie Mae Pool 735686
6.50%	12/01/22		49,191	56,279
Fannie Mae Pool 740297
5.50%	10/01/33		3,706	4,170
Fannie Mae Pool 745592
5.00%	01/01/21		8,342	8,697
Fannie Mae Pool 817611
2.05%	11/01/35	[3]	662,379	708,368
Fannie Mae Pool 839109
2.79%	11/01/35	[3]	8,394	8,826
Fannie Mae Pool 841031
2.71%	11/01/35	[3]	2,988	3,138
Fannie Mae Pool 844773
2.48%	12/01/35	[3]	6,937	7,281
Fannie Mae Pool 888412
7.00%	04/01/37		1,017,936	1,164,050
Fannie Mae Pool 889125
5.00%	12/01/21		5,497,705	5,775,267
Fannie Mae Pool 889184
5.50%	09/01/36		7,248,435	8,210,839
Fannie Mae Pool 918445
5.52%	05/01/37	[3]	41,513	44,031
Fannie Mae Pool 933033
6.50%	10/01/37		715,061	824,233
Fannie Mae Pool AB1613
4.00%	10/01/40		59,709,096	64,911,673
Fannie Mae Pool AB1803
4.00%	11/01/40		64,157,237	69,823,630
Fannie Mae Pool AB2127
3.50%	01/01/26		39,444,091	41,907,420
Fannie Mae Pool AB3679
3.50%	10/01/41		21,149,106	22,333,160
Fannie Mae Pool AB3864
3.50%	11/01/41		17,891,240	18,956,172
Fannie Mae Pool AB4045
3.50%	12/01/41		19,279,291	20,460,569
Fannie Mae Pool AB4262
3.50%	01/01/32		14,838,870	15,711,171
Fannie Mae Pool AB9703
3.50%	06/01/43		47,167,562	49,578,995
Fannie Mae Pool AD0849
4.25%	02/01/20		27,591,202	30,143,605
Fannie Mae Pool AD0850
4.31%	02/01/20		47,309,766	51,642,698
Fannie Mae Pool AD0895
4.52%	07/01/19		55,509,873	60,190,032

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AE0482
5.50%	01/01/38	$17,290,591	$19,498,059
Fannie Mae Pool AE0600
3.98%	11/01/20	38,016,720	41,387,336
Fannie Mae Pool AE0605
4.64%	07/01/20	23,228,114	25,472,678
Fannie Mae Pool AE0918
3.66%	10/01/20	5,415,215	5,847,850
Fannie Mae Pool AH3780
4.00%	02/01/41	26,197,143	28,510,885
Fannie Mae Pool AJ0764
4.50%	09/01/41	37,890	41,357
Fannie Mae Pool AJ1404
4.00%	09/01/41	41,132,146	44,474,754
Fannie Mae Pool AL0209
4.50%	05/01/41	39,105,742	43,264,229
Fannie Mae Pool AL0290
4.45%	04/01/21	31,825,415	35,529,268
Fannie Mae Pool AL0600
4.30%	07/01/21	4,572,281	5,093,961
Fannie Mae Pool AL0834
4.05%	10/01/21	37,476,988	41,306,048
Fannie Mae Pool AL0851
6.00%	10/01/40	33,721,898	38,508,662
Fannie Mae Pool AL1445
4.34%	11/01/21	75,765,670	84,034,026
Fannie Mae Pool AL2669
4.46%	09/01/21	24,112,737	26,707,845
Fannie Mae Pool AL4597
4.00%	01/01/44	96,809,652	105,284,277
Fannie Mae Pool AL6162
3.32%	02/01/23	28,490,352	30,277,296
Fannie Mae Pool AL6466
2.90%	11/01/26	101,201,659	105,685,730
Fannie Mae Pool AL6829
2.97%	05/01/27	29,788	30,962
Fannie Mae Pool AL7091
3.00%	06/01/45	39,757,501	40,879,501
Fannie Mae Pool AM4108
3.85%	08/01/25	4,815	5,326
Fannie Mae Pool AM4109
3.85%	08/01/25	4,815	5,352
Fannie Mae Pool AM4236
3.94%	08/01/25	9,656	10,624
Fannie Mae Pool AM7016
3.47%	10/01/29	5,065,000	5,495,837
Fannie Mae Pool AM8958
2.97%	06/01/30	5,500,000	5,519,460

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 92

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AM8969
3.27%	07/01/30	$12,691,000	$13,192,676
Fannie Mae Pool AM9004
2.80%	06/01/25	100,000,000	103,714,328
Fannie Mae Pool AM9440
3.05%	07/01/27	47,705,000	49,831,570
Fannie Mae Pool AM9749
3.48%	11/01/30	5,670,076	6,162,536
Fannie Mae Pool AM9954
3.22%	11/01/27	3,295,000	3,515,421
Fannie Mae Pool AN0543
3.53%	01/01/31	7,125,000	7,727,123
Fannie Mae Pool AN0648
3.28%	01/01/28	14,554,225	15,527,782
Fannie Mae Pool AN0854
3.28%	02/01/28	7,025,000	7,470,101
Fannie Mae Pool AU3739
3.50%	08/01/43	65,312,594	69,361,096
Fannie Mae Pool FN0000
3.58%	09/01/20	10,605,726	11,421,633
Fannie Mae Pool FN0001
3.77%	12/01/20	24,794,859	26,927,395
Fannie Mae Pool FN0003
4.28%	01/01/21	7,075,789	7,816,766
Fannie Mae Pool FN0005
3.38%	11/01/20	39,579,397	42,351,993
Fannie Mae Pool FN0007
3.46%	11/01/20	100,000	107,357
Fannie Mae Pool FN0010
3.84%	09/01/20	331,231	360,046
Fannie Mae Pool MA1177
3.50%	09/01/42	114,548,813	120,395,833
Fannie Mae Pool MA1404
3.50%	04/01/43	8,434	8,865
Fannie Mae Pool MA1527
3.00%	07/01/33	109,381,397	113,808,893
Fannie Mae Pool MA1561
3.00%	09/01/33	67,871,306	70,619,639
Fannie Mae Pool MA1582
3.50%	09/01/43	31,113,913	32,706,563
Fannie Mae Pool MA1584
3.50%	09/01/33	119,816,038	126,827,151
Fannie Mae Pool MA1608
3.50%	10/01/33	81,681,985	86,410,608
Fannie Mae REMICS, Series 1988-28, Class H
9.05%	12/25/18	424	438

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 1989-27, Class Y
6.90%	06/25/19		$207	$217
Fannie Mae REMICS, Series 1991-65, Class Z
6.50%	06/25/21		4,412	4,727
Fannie Mae REMICS, Series 1992-123, Class Z
7.50%	07/25/22		1,209	1,344
Fannie Mae REMICS, Series 1993-132, Class D (PO)
0.00%	10/25/22	[10]	61,876	59,162
Fannie Mae REMICS, Series 1993-199, Class SD (IO)
0.88%	10/25/23	[3]	34,307	115
Fannie Mae REMICS, Series 1993-29, Class PK
7.00%	03/25/23		10,240	11,140
Fannie Mae REMICS, Series 1994-55, Class H
7.00%	03/25/24		26,071	28,778
Fannie Mae REMICS, Series 1997-34, Class SA
3.71%	10/25/23	[3]	6,470	7,781
Fannie Mae REMICS, Series 1998-37, Class VZ
6.00%	06/17/28		17,277	19,505
Fannie Mae REMICS, Series 1999-11, Class Z
5.50%	03/25/29		47,210	52,136
Fannie Mae REMICS, Series 2001-52, Class YZ
6.50%	10/25/31		204,248	239,433
Fannie Mae REMICS, Series 2005-104, Class NI (IO)
6.27%	03/25/35	[3]	27,255,384	2,985,953
Fannie Mae REMICS, Series 2005-117, Class LC
5.50%	11/25/35		15,385,365	16,619,428
Fannie Mae REMICS, Series 2005-122, Class SG (IO)
6.17%	11/25/35	[3]	169,238	29,699
Fannie Mae REMICS, Series 2005-92, Class US (IO)
5.67%	10/25/25	[3]	11,590,531	1,590,556
Fannie Mae REMICS, Series 2006-18, Class PD
5.50%	08/25/34		105,471	106,442
Fannie Mae REMICS, Series 2006-4, Class WE
4.50%	02/25/36		143,210	151,667

See accompanying notes to Schedule of Portfolio Investments.

93 / Annual Report March 2016

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2006-49, Class SE
27.27%	04/25/36	[3]	$4,794,112	$8,109,470
Fannie Mae REMICS, Series 2007-17, Class SI (IO)
5.97%	03/25/37	[3]	5,483,953	693,275
Fannie Mae REMICS, Series 2007-34, Class SB (IO)
5.68%	04/25/37	[3]	8,087,053	1,681,847
Fannie Mae REMICS, Series 2007-64, Class FA
0.90%	07/25/37	[3]	13,081	13,211
Fannie Mae REMICS, Series 2008-24, Class NA
6.75%	06/25/37		2,151,929	2,323,047
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
6.17%	10/25/40	[3]	9,696,781	1,706,098
Fannie Mae REMICS, Series 2010-135, Class EA
3.00%	01/25/40		30,723	31,778
Fannie Mae REMICS, Series 2010-17, Class SB (IO)
5.92%	03/25/40	[3]	15,839,497	3,072,167
Fannie Mae REMICS, Series 2010-43, Class KS (IO)
5.99%	05/25/40	[3]	28,643,511	5,466,625
Fannie Mae REMICS, Series 2011-101, Class HE
4.00%	10/25/41		10,100,000	11,338,980
Fannie Mae REMICS, Series 2011-111, Class DB
4.00%	11/25/41		24,977,334	27,556,608
Fannie Mae REMICS, Series 2011-2, Class PD
4.00%	12/25/39		127,000	133,788
Fannie Mae REMICS, Series 2013-101, Class BO (PO)
0.00%	10/25/43	[10]	32,117,037	25,935,602
Fannie Mae REMICS, Series 2013-101, Class CO (PO)
0.00%	10/25/43	[10]	19,788,227	16,067,423
Fannie Mae REMICS, Series G92-12, Class B
7.70%	02/25/22		254	267
Fannie Mae REMICS, Series G92-36, Class Z
7.00%	07/25/22		141	151
Fannie Mae REMICS, Series G93-21, Class Z
7.20%	05/25/23		5,031	5,586

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Trust, Series 2003-W2, Class 2A9
5.90%	07/25/42		$42,778	$49,159
Fannie Mae, Series 2015-M4, Class FA
0.61%	09/25/18	[3]	121,800,857	121,337,844
Fannie Mae-Aces, Series 2011-M5, Class X
1.24%	07/25/21	[3]	177,555,787	9,847,564
Fannie Mae-Aces, Series 2013-M4, Class ASQ2
1.45%	02/25/18		17,212,356	17,265,063
Fannie Mae-Aces, Series 2014-M12, Class FA
0.72%	10/25/21	[3]	85,222,128	84,649,989
Fannie Mae-Aces, Series 2014-M6, Class FA
0.69%	12/25/17	[3]	55,685,161	55,551,511
Fannie Mae-Aces, Series 2014-M8, Class A1
2.35%	06/25/24		7,235,822	7,515,183
Fannie Mae-Aces, Series 2014-M8, Class FA
0.65%	05/25/18	[3]	115,422,356	114,743,904
Fannie Mae-Aces, Series 2015-M10, Class A2
3.09%	04/25/27	[3]	121,305,000	126,647,557
Fannie Mae-Aces, Series 2015-M10, Class FA
0.65%	03/25/19	[3]	65,533,067	65,310,969
Fannie Mae-Aces, Series 2015-M2, Class A3
3.05%	12/25/24	[3]	29,124	30,411
Fannie Mae-Aces, Series 2015-M8, Class FA
0.58%	11/25/18	[3]	85,817,082	85,147,486
Freddie Mac Gold Pool A24156
6.50%	10/01/31		441,723	503,931
Freddie Mac Gold Pool A25162
5.50%	05/01/34		3,666,287	4,139,313
Freddie Mac Gold Pool A39012
5.50%	06/01/35		81,313	92,827
Freddie Mac Gold Pool A54856
5.00%	01/01/34		6,894,295	7,673,952
Freddie Mac Gold Pool A61164
5.00%	04/01/36		21,387	23,713
Freddie Mac Gold Pool A97038
4.00%	02/01/41		21,900,274	23,662,139
Freddie Mac Gold Pool C01492
5.00%	02/01/33		1,366,862	1,511,946
Freddie Mac Gold Pool C04546
3.00%	02/01/43		29,710,171	30,544,613

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 94

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool C04573
3.00%	03/01/43	$36,615,008	$37,634,314
Freddie Mac Gold Pool C46104
6.50%	09/01/29	31,783	37,330
Freddie Mac Gold Pool C55789
7.50%	10/01/27	15,528	17,531
Freddie Mac Gold Pool C90573
6.50%	08/01/22	94,044	107,122
Freddie Mac Gold Pool E02402
6.00%	10/01/22	27,687	30,584
Freddie Mac Gold Pool G00992
7.00%	11/01/28	1,884	2,218
Freddie Mac Gold Pool G01515
5.00%	02/01/33	1,411,255	1,560,206
Freddie Mac Gold Pool G02579
5.00%	12/01/34	1,629,966	1,811,799
Freddie Mac Gold Pool G02884
6.00%	04/01/37	5,638,283	6,435,347
Freddie Mac Gold Pool G02955
5.50%	03/01/37	6,484,031	7,343,816
Freddie Mac Gold Pool G03357
5.50%	08/01/37	2,599,269	2,959,207
Freddie Mac Gold Pool G03676
5.50%	12/01/37	4,773,506	5,492,758
Freddie Mac Gold Pool G03783
5.50%	01/01/38	3,313,417	3,769,141
Freddie Mac Gold Pool G03985
6.00%	03/01/38	50,700	57,962
Freddie Mac Gold Pool G04438
5.50%	05/01/38	9,855,873	11,101,420
Freddie Mac Gold Pool G04703
5.50%	08/01/38	9,504,527	10,600,993
Freddie Mac Gold Pool G04706
5.50%	09/01/38	314,150	355,741
Freddie Mac Gold Pool G05866
4.50%	02/01/40	30,873,930	34,278,008
Freddie Mac Gold Pool G06361
4.00%	03/01/41	39,397	42,917
Freddie Mac Gold Pool G06498
4.00%	04/01/41	41,512,895	45,029,293
Freddie Mac Gold Pool G06499
4.00%	03/01/41	19,599,837	21,229,075
Freddie Mac Gold Pool G06620
4.50%	07/01/41	45,238,783	49,382,730
Freddie Mac Gold Pool G07408
3.50%	06/01/43	36,669,210	38,869,365
Freddie Mac Gold Pool G07786
4.00%	08/01/44	363,841,315	394,714,284

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G07848
3.50%	04/01/44	$176,171,860	$186,269,922
Freddie Mac Gold Pool G07849
3.50%	05/01/44	25,566,945	26,955,513
Freddie Mac Gold Pool G07924
3.50%	01/01/45	38,304,416	40,373,752
Freddie Mac Gold Pool G07925
4.00%	02/01/45	23,532,484	25,531,487
Freddie Mac Gold Pool G08650
3.50%	06/01/45	46,638,044	48,857,288
Freddie Mac Gold Pool G08653
3.00%	07/01/45	132,259,515	135,504,006
Freddie Mac Gold Pool G08654
3.50%	07/01/45	438,333,070	459,190,360
Freddie Mac Gold Pool G08658
3.00%	08/01/45	354,964,966	363,658,834
Freddie Mac Gold Pool G08659
3.50%	08/01/45	242,774,865	254,323,860
Freddie Mac Gold Pool G08667
3.50%	09/01/45	29,062	30,445
Freddie Mac Gold Pool G08671
3.50%	10/01/45	646,141,804	676,900,545
Freddie Mac Gold Pool G08672
4.00%	10/01/45	310,549,508	331,930,392
Freddie Mac Gold Pool G08676
3.50%	11/01/45	144,969,684	151,872,648
Freddie Mac Gold Pool G08677
4.00%	11/01/45	297,803,298	318,306,632
Freddie Mac Gold Pool G08680
3.00%	12/01/45	96,756,928	99,130,496
Freddie Mac Gold Pool G08681
3.50%	12/01/45	94,169,593	98,654,636
Freddie Mac Gold Pool G08682
4.00%	12/01/45	204,580,188	218,665,656
Freddie Mac Gold Pool G08686
3.00%	01/01/46	368,127,452	377,143,699
Freddie Mac Gold Pool G08687
3.50%	01/01/46	670,339,615	702,248,384
Freddie Mac Gold Pool G08688
4.00%	01/01/46	470,446,466	502,825,574
Freddie Mac Gold Pool G08692
3.00%	02/01/46	301,658,228	309,058,281
Freddie Mac Gold Pool G08693
3.50%	02/01/46	131,312,399	137,563,130
Freddie Mac Gold Pool G08694
4.00%	02/01/46	261,564,685	279,567,353
Freddie Mac Gold Pool G08697
3.00%	03/01/46	49,490,000	50,717,179

See accompanying notes to Schedule of Portfolio Investments.

95 / Annual Report March 2016

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool G08698
3.50%	03/01/46	$96,915,000	$101,527,999
Freddie Mac Gold Pool G11707
6.00%	03/01/20	436,664	454,943
Freddie Mac Gold Pool G12393
5.50%	10/01/21	4,967,369	5,333,239
Freddie Mac Gold Pool G12399
6.00%	09/01/21	2,694	2,924
Freddie Mac Gold Pool G12824
6.00%	08/01/22	2,541,890	2,776,593
Freddie Mac Gold Pool G12909
6.00%	11/01/22	6,660,539	7,253,545
Freddie Mac Gold Pool G13032
6.00%	09/01/22	1,248,183	1,349,781
Freddie Mac Gold Pool G13058
4.50%	10/01/20	2,819,326	2,919,677
Freddie Mac Gold Pool G18565
3.00%	08/01/30	131,272,191	137,399,931
Freddie Mac Gold Pool G18568
2.50%	09/01/30	195,601,706	201,018,963
Freddie Mac Gold Pool G18582
3.00%	01/01/31	115,977,798	121,391,595
Freddie Mac Gold Pool G60023
3.50%	04/01/45	31,524,929	33,335,011
Freddie Mac Gold Pool G60080
3.50%	06/01/45	477,849,824	503,664,914
Freddie Mac Gold Pool G60138
3.50%	08/01/45	435,944,918	460,977,938
Freddie Mac Gold Pool G60238
3.50%	10/01/45	498,828,560	525,776,993
Freddie Mac Gold Pool G60440
3.50%	03/01/46	361,115,566	380,624,270
Freddie Mac Gold Pool H00790
5.50%	05/01/37	58,813	64,756
Freddie Mac Gold Pool H03161
6.50%	08/01/37	1,172	1,219
Freddie Mac Gold Pool H05069
5.50%	05/01/37	2,749,899	3,046,050
Freddie Mac Gold Pool H09082
6.50%	09/01/37	7,374	8,504
Freddie Mac Gold Pool Q05804
4.00%	01/01/42	65,439,326	71,182,399
Freddie Mac Gold Pool U99097
3.50%	07/01/43	109,779,034	115,369,905
Freddie Mac Gold Pool V80356
3.50%	08/01/43	67,289,066	71,137,163

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K040, Class A2
3.24%	09/25/24		$2,840,000	$3,063,192
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K053, Class A2
3.00%	12/25/25		205,000,000	215,947,646
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
3.16%	05/25/25		46,655,000	49,632,373
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		56,547,484	58,676,986
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A2
4.28%	01/25/20		70,890,000	78,209,173
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KX01, Class A
2.36%	02/25/23		71,517,351	73,247,885
Freddie Mac REMICS, Series 1004, Class H
7.95%	10/15/20		212	226
Freddie Mac REMICS, Series 1073, Class G
7.00%	05/15/21		836	899
Freddie Mac REMICS, Series 1107, Class ZC
6.50%	07/15/21		4,207	4,503
Freddie Mac REMICS, Series 165, Class K
6.50%	09/15/21		84	89
Freddie Mac REMICS, Series 1980, Class Z
7.00%	07/15/27		144,053	164,080
Freddie Mac REMICS, Series 1983, Class Z
6.50%	12/15/23		73,922	80,898
Freddie Mac REMICS, Series 2098, Class TZ
6.00%	01/15/28		639,136	707,581
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		34,725	39,270
Freddie Mac REMICS, Series 2313, Class LA
6.50%	05/15/31		22,715	25,976
Freddie Mac REMICS, Series 2433, Class SA
19.80%	02/15/32	[3]	19,559	28,719

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 96

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 2481, Class AW
6.50%	08/15/32		$79,376	$88,780
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		31,043	2,048
Freddie Mac REMICS, Series 2649, Class PC
5.50%	07/15/33		23,324	24,374
Freddie Mac REMICS, Series 3019, Class SW (IO)
6.77%	08/15/35	[3]	3,256,281	688,612
Freddie Mac REMICS, Series 3063, Class YG
5.50%	11/15/35		8,530,259	9,501,221
Freddie Mac REMICS, Series 3300, Class SA (IO)
6.77%	08/15/35	[3]	1,439,674	244,646
Freddie Mac REMICS, Series 3345, Class FP
0.64%	11/15/36	[3]	255,427	255,616
Freddie Mac REMICS, Series 3707, Class EI (IO)
5.00%	12/15/38		34,089,812	3,781,119
Freddie Mac REMICS, Series 3730, Class JG
3.00%	09/15/39		39,003	40,272
Freddie Mac REMICS, Series 3752, Class XL
4.50%	11/15/40		66,277,000	74,840,452
Freddie Mac REMICS, Series 3891, Class HS (IO)
5.52%	07/15/41	[3]	15,006,695	1,812,606
Freddie Mac REMICS, Series 3904, Class JB
4.50%	08/15/41		18,155,000	20,684,936
Freddie Mac REMICS, Series 3925, Class LB
4.50%	09/15/41		9,215,000	11,123,213
Freddie Mac REMICS, Series 3928, Class JD
4.00%	09/15/41		32,095,702	35,862,470
Freddie Mac REMICS, Series 4102, Class TC
2.50%	09/15/41		30,640,639	31,440,375
Freddie Mac REMICS, Series 4161, Class BA
2.50%	12/15/41		45,275,838	46,498,311
Freddie Mac Strips, Series 309, Class PO (PO)
0.00%	08/15/43	[10]	51,324,785	42,615,508
Freddie Mac Strips, Series 319, Class F2
0.94%	11/15/43	[3]	10,305,970	10,257,400

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae I Pool 782817
4.50%	11/15/39		$35,393,934	$38,617,216
Ginnie Mae II Pool (TBA)
3.50%	04/20/43		530,755,000	561,190,482
Ginnie Mae II Pool 2631
7.00%	08/20/28		3,489	4,170
Ginnie Mae II Pool 80968
1.88%	07/20/34	[3]	26,722	27,642
Ginnie Mae II Pool 81267
1.75%	03/20/35	[3]	56,052	58,382
Ginnie Mae II Pool 8631
2.00%	05/20/25	[3]	8,408	8,682
Ginnie Mae II Pool 8644
2.50%	06/20/25	[3]	13,945	14,261
Ginnie Mae II Pool G281432
1.88%	08/20/35	[3]	48,493	50,489
Ginnie Mae II Pool G281497
2.00%	10/20/35	[3]	44,983	46,977
Ginnie Mae II Pool MA2960
3.00%	07/20/45		76,167,787	78,994,037
Ginnie Mae II Pool MA2961
3.50%	07/20/45		267,056,817	282,681,339
Ginnie Mae II Pool MA3033
3.00%	08/20/45		463,345,260	480,537,960
Ginnie Mae II Pool MA3034
3.50%	08/20/45		143,181,921	151,558,974
Ginnie Mae II Pool MA3104
3.00%	09/20/45		148,226,414	153,793,056
Ginnie Mae II Pool MA3105
3.50%	09/20/45		43,407	45,947
Ginnie Mae II Pool MA3173
3.50%	10/20/45		197,640,368	209,203,586
Ginnie Mae II Pool MA3174
4.00%	10/20/45		49,725,838	53,245,495
Ginnie Mae II Pool MA3310
3.50%	12/20/45		4,951	5,241
Ginnie Mae II Pool MA3377
4.00%	01/20/46		235,862,972	252,718,882
Ginnie Mae II Pool MA3454
3.50%	02/20/46		273,758,513	289,775,127
Ginnie Mae II Pool MA3456
4.50%	02/20/46		98,489,387	105,958,269
Ginnie Mae, Series 2000-22, Class SG (IO)
10.37%	05/16/30	[3]	122,819	15,099
Ginnie Mae, Series 2003-86, Class ZK
5.00%	10/20/33		15,468,634	16,970,058
Ginnie Mae, Series 2004-93, Class PC
5.00%	04/16/34		108,064	112,207

See accompanying notes to Schedule of Portfolio Investments.

97 / Annual Report March 2016

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2005-78, Class ZA
5.00%	10/16/35		$26,233,106	$30,288,896
Ginnie Mae, Series 2007-35, Class PY (IO)
6.32%	06/16/37	[3]	26,315,338	4,649,152
Ginnie Mae, Series 2009-106, Class SD (IO)
5.82%	03/20/36	[3]	23,264,272	3,877,668
Ginnie Mae, Series 2009-106, Class XI (IO)
6.37%	05/20/37	[3]	59,226,631	11,504,370
Ginnie Mae, Series 2009-124, Class SC (IO)
6.05%	12/20/39	[3]	10,302,380	1,798,218
Ginnie Mae, Series 2009-17, Class P
4.00%	08/16/38		30,223	31,592
Ginnie Mae, Series 2009-66, Class XS (IO)
6.37%	07/16/39	[3]	122,326	20,752
Ginnie Mae, Series 2009-8, Class PS (IO)
5.87%	08/16/38	[3]	203,845	27,604
Ginnie Mae, Series 2010-4, Class SL (IO)
5.97%	01/16/40	[3]	124,485	24,962
Ginnie Mae, Series 2010-4, Class SM (IO)
5.37%	01/16/40	[3]	22,633,703	3,569,858
Ginnie Mae, Series 2010-6, Class BS (IO)
6.07%	09/16/39	[3]	8,574,457	901,712
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		259,163	57,046
Ginnie Mae, Series 2013-113, Class LY
3.00%	05/20/43		51,184,000	52,741,138
NCUA Guaranteed Notes, Series 2010-R1, Class A1
0.89%	10/07/20	[3]	23,515,016	23,508,075
NCUA Guaranteed Notes, Series 2010-R3, Class 1A
1.00%	12/08/20	[3]	11,692,079	11,714,027
NCUA Guaranteed Notes, Series 2010-R3, Class 2A
1.00%	12/08/20	[3]	30,864,651	31,050,322
NCUA Guaranteed Notes, Series 2011-C1, Class 2A
0.96%	03/09/21	[3]	3,064,950	3,054,688

				19,544,122,036

Total Mortgage-Backed
(Cost $27,108,656,341)				27,556,547,971

MUNICIPAL BONDS — 0.83%*
California — 0.19%
Bay Area Toll Authority, Build America Bonds
6.26%	04/01/49		2,275,000	3,211,686
Los Angeles Department of Water & Power, Build America Bonds, Series SY
6.01%	07/01/39		350,000	440,989

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
California (continued)
San Diego County Water Authority, Build America Bonds
6.14%	05/01/49		$7,900,000	$10,619,654
State of California, Build America Bonds
6.65%	03/01/22		4,245,000	5,193,927
7.30%	10/01/39		5,540,000	8,127,956
7.95%	03/01/36		7,350,000	8,924,002
State of California, Build America Bonds, Various Purpose
7.50%	04/01/34		3,885,000	5,682,978
State of California, Taxable, Various Purpose
6.20%	03/01/19		10,680,000	12,098,838
University of California, Floating Rate Notes, Series Y, Class 1
0.93%	07/01/41	[3]	12,485,000	12,483,502
University of California, Floating Rate Notes, Series Y, Class 2
0.93%	07/01/41	[3]	15,000,000	15,000,000
University of California, Revenue Bonds
3.93%	05/15/45		57,230,000	57,881,277

				139,664,809

Illinois — 0.00%
State of Illinois, Build America Bonds
6.63%	02/01/35		4,120,000	4,449,971
State of Illinois, Taxable Pension Bonds
5.10%	06/01/33		591,000	553,265

				5,003,236

New Jersey — 0.02%
New Jersey State Turnpike Authority, Build America Bonds, Series A
7.10%	01/01/41		8,895,000	12,811,291

New York — 0.59%
City of New York, Build America Bonds
4.77%	10/01/23		4,420,000	5,082,602
5.05%	10/01/24		13,820,000	16,355,141
5.21%	10/01/31		6,420,000	7,584,460
5.52%	10/01/37		6,075,000	7,595,330
5.82%	10/01/31		220,000	250,301
5.99%	12/01/36		14,055,000	18,019,634
City of New York, Build America Bonds, Series F1
6.27%	12/01/37		9,655,000	12,978,348
6.65%	12/01/31		46,470,000	55,110,632
Fiscal Year 2005 Securitization Corp., Special Obligation, Series B
4.93%	04/01/20		55,000	59,258
New York City Municipal Water Finance Authority, Build America Bonds, Series SE
6.49%	06/15/42		3,555,000	4,060,877

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 98

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
New York (continued)
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Build America Bonds
5.27%	05/01/27		$8,050,000	$9,577,649
5.51%	08/01/37		25,000,000	30,941,750
5.57%	11/01/38		41,825,000	53,100,602
New York City Water and Sewer Authority, Build America, Taxable Bonds
5.44%	06/15/43		49,625,000	63,543,820
5.88%	06/15/44		29,220,000	39,890,267
6.01%	06/15/42		3,945,000	5,411,712
New York State Dormitory Authority, Taxable, Build American Bonds
5.43%	03/15/39		28,100,000	34,963,144
New York State Dormitory Authority, Build American Bonds
5.29%	03/15/33		44,990,000	53,432,823
New York State Urban Development Corp.
3.20%	03/15/22		15,870,000	16,682,068

				434,640,418

Texas — 0.03%
State of Texas, Build America Bonds
5.52%	04/01/39		17,445,000	23,054,614

Total Municipal Bonds
(Cost $596,664,117)				615,174,368

U.S. AGENCY SECURITIES — 1.61%
U.S. Agency Securities — 1.61%
Fannie Mae, Series 2
0.45%	07/20/17	[3]	63,140,000	63,060,949
Federal Farm Credit Bank
0.46%	04/26/17	[3]	152,825,000	152,750,269
0.47%	05/08/17	[3]	290,370,000	290,208,554
0.48%	05/24/17	[3]	70,685,000	70,651,213
0.49%	02/27/17	[3]	133,065,000	133,064,468
0.49%	04/17/17	[3]	27,465,000	27,458,573
Federal Home Loan Bank (STEP)
1.25%	06/28/30		344,995,000	344,734,011
Freddie Mac
0.44%	04/20/17	[3]	102,675,000	102,577,366

Total U.S. Agency Securities
(Cost $1,184,595,373)				1,184,505,403

U.S. TREASURY SECURITIES — 28.63%
U.S. Treasury Bonds — 7.06%
U.S. Treasury Bonds
2.50%	02/15/46		1,682,868,000	1,640,927,564
2.75%	08/15/42		59,290,000	61,238,922
2.75%	11/15/42		174,600,000	180,052,758
3.00%	11/15/44		150,325,000	162,296,692

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Bonds (continued)
3.13%	02/15/42		$155,870,000	$173,396,179
3.75%	11/15/43		101,380,000	125,950,761
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
0.25%	01/15/25	[11]	874,717,367	882,820,749
0.38%	07/15/25	[11]	246,692,947	252,185,484
0.63%	02/15/43	[11]	200,941,650	189,037,445
0.75%	02/15/45	[11]	975,550,138	945,979,545
1.38%	02/15/44	[11]	531,498,085	597,163,982

				5,211,050,081

U.S. Treasury Notes — 21.57%
U.S. Treasury Notes
0.31%	07/31/17	[3]	400,000,000	399,821,600
0.38%	04/30/16		150,000,000	150,000,597
0.51%	01/31/18	[3]	440,000,000	440,504,834
0.63%	08/31/17		599,038,000	598,382,772
0.75%	10/31/17		780,530,000	780,880,653
0.75%	02/28/18		3,274,080,000	3,275,102,986
1.00%	12/31/17		171,655,000	172,474,556
1.25%	03/31/21		1,029,720,000	1,031,168,044
1.38%	01/31/21		4,124,010,000	4,154,135,769
1.63%	07/31/20		1,005,395,000	1,025,385,068
1.63%	02/15/26		1,144,641,000	1,128,442,807
1.75%	12/31/20		1,613,138,000	1,652,836,278
2.63%	04/30/16		150,000,000	150,292,965
U.S. Treasury Notes - Treasury Inflation Indexed Notes
0.13%	07/15/24	[11]	329,683,163	331,039,226
2.50%	07/15/16	[11]	606,015,495	616,913,890

				15,907,382,045

Total U.S. Treasury Securities
(Cost $20,922,307,302)				21,118,432,126

Total Bonds – 97.15%
(Cost $70,986,725,542)				71,656,988,902

Issues	Contracts	Value
CALL OPTIONS PURCHASED — 0.00%
Call Options Purchased — 0.00%
U.S. Treasury 10 Year Future Options, Call, Strike $130.50, Expires 04/22/16
	413	212,953

Total Call Options Purchased
(Cost $91,405)		212,953

See accompanying notes to Schedule of Portfolio Investments.

99 / Annual Report March 2016

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 8.27%
Foreign Government Obligations — 1.03%
Japan Treasury Discount Bill, Series 575 (Japan)
0.00%[12]	06/10/16	[2]	$44,550,000,000	$396,449,219
Japan Treasury Discount Bill, Series 597 (Japan)
0.00%[12]	06/27/16	[2]	40,630,000,000	361,592,721

				758,041,940

Money Market Funds — 0.92%
Dreyfus Cash Management Fund
0.21%[13,14]			24,660,064	24,660,064
Morgan Stanley Institutional Liquidity Fund
0.25%[13]			651,903,000	651,903,000

				676,563,064

Repurchase Agreements — 0.34%
RBS (Dated 03/31/16, total to be received $250,001,875, (collateralized by U.S. treasury obligations, 1.88%, due 08/31/22, par and fair value of $250,001,313 and $254,607,251, respectively))
0.27%	04/01/16		250,000,000	250,000,000

U.S. Agency Discount Notes — 4.97%
Fannie Mae
0.40%[12]	06/13/16		300,000,000	299,817,600
Federal Home Loan Bank
0.34%[12]	04/19/16		150,000,000	149,985,000
0.35%[12]	04/14/16		100,000,000	99,992,800
0.39%[12]	06/10/16		250,000,000	249,854,250
0.39%[12]	05/16/16		300,000,000	299,906,400
0.40%[12]	07/25/16		290,000,000	289,675,780
0.41%[12]	06/06/16		200,000,000	199,890,000
0.42%[12]	07/06/16		25,000,000	24,976,675
0.42%[12]	07/15/16		200,000,000	199,795,800
0.43%[12]	05/02/16		275,000,000	274,940,875
0.43%[12]	07/18/16		183,010,000	182,817,840
0.58%[12]	07/20/16		300,000,000	299,679,300
Freddie Mac
0.38%[12]	05/06/16	[10]	200,000,000	199,951,400
0.40%[12]	05/04/16		300,000,000	299,931,300
Freddie Mac, Series RB
0.36%[12]	05/10/16	[10]	400,000,000	399,891,600
0.38%[12]	05/05/16	[10]	200,000,000	199,952,801

				3,671,059,421

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills — 1.01%
U.S. Treasury Bills
0.18%[12]	04/07/16	[15]	$37,395,000	$37,394,346
0.29%[12]	04/28/16		180,310,000	180,286,668
0.43%[12]	08/18/16		526,870,000	526,199,294

				743,880,308

Total Short-Term Investments
(Cost $6,063,736,451)				6,099,544,733

Total Investments – 105.42%
(Cost $77,050,553,398)[1]				77,756,746,588

Liabilities in Excess of Other
Assets – (5.42)%				(3,997,891,990)

Net Assets – 100.00%				$73,758,854,598

Currency Purchased	Currency Sold	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 06/10/2016 at 122.21 Counterparty: Barclay’s Capital
USD $364,551,369	JPY 44,550,000,000	$(32,640,973)
Forward currency contract to sell Japanese Yen on 06/27/16 at 112.14 Counterparty: Barclay’s Capital
USD $362,311,733	JPY 40,630,000,000	(162,084)

Net unrealized (depreciation)		$(32,803,057)

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
15,431	U.S. Treasury Two Year Note, Expiration June 2016	$9,494,141
18,369	U.S. Treasury Five Year Note, Expiration June 2016	3,284,145

	Net unrealized appreciation	$12,778,286

Issues	Contracts	Premiums (Received)	Value
CALL OPTIONS WRITTEN
U.S. Treasury 10 Year Future Options, Call, Strike $132.50, Expires 04/22/16	(413)	$(50,423)	$(32,266)

Total Call Options Written		$(50,423)	$(32,266)

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 100

Total Return Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Contracts	Premiums (Received)	Value
PUT OPTIONS WRITTEN
IMM Eurodollar Future Options, Put, Strike $98.88, Expires 05/13/16	(10,000)	$(223,000)	$(62,500)

Total Put Options Written		$(223,000)	$(62,500)

Expiration Date	Premiums Paid/ (Received)	Notional Amount (000’s)	Appreciation/ (Depreciation)	Value
SWAPS: INTEREST RATE
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.75% quarterly. Counterparty: Barclays, Inc. Interest rate contract
02/17/42	$–	$ 54,815	$ (7,289,090)	$ (7,289,090)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Barclays, Inc. Interest rate contract
02/17/42	–	45,000	(5,745,368)	(5,745,368)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Morgan Stanley Interest rate contract
02/17/42	–	45,000	(5,745,368)	(5,745,368)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 2.72% quarterly. Counterparty: Citigroup, Inc. Interest rate contract
08/15/42	–	53,985	(6,831,626)	(6,831,626)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.68% quarterly. Clearinghouse: Chicago Mercantile Exchange Interest rate contract[16]
11/15/43	–	50,000	(16,557,583)	(16,557,583)
The Fund pays a floating rate based on 3-month USD LIBOR and the Fund receives from the counterparty a fixed rate equal to 3.68% quarterly. Clearinghouse: Chicago Mercantile Exchange Interest rate contract[16]
11/15/43	–	43,685	(14,459,842)	(14,459,842)

	$–	$292,485	$(56,628,877)	$(56,628,877)

Notes:

[1]	Cost for federal income tax purposes is $77,078,251,751 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$1,307,352,849
Gross unrealized (depreciation)	(628,858,012)

Net unrealized appreciation	$678,494,837

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at March 31, 2016.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $172,042,314 , which is 0.23% of total net assets.
[6]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.
[7]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.
[8]	Non-income producing security.
[9]	Security is currently in default with regard to scheduled interest or principal payments.
[10]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2016.
[11]	Inflation protected security. Principal amount reflects original security face amount.
[12]	Represents annualized yield at date of purchase.
[13]	Represents the current yield as of March 31, 2016.
[14]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $33,796,361.
[15]	Securities, or a portion thereof, pledged as collateral for futures, call options written and put options written. The total market value of collateral pledged is $31,124,378.
[16]	Centrally cleared.
†	Fair valued security. The aggregate value of fair valued securities is $28,370,192, which is 0.04% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(EMTN): Euro medium-term note

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(PIK): Payment in kind

(PO): Principal only

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

101 / Annual Report March 2016

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
BONDS – 76.68%
BANK LOANS — 8.20%*
Communications — 2.13%
Level 3 Financing, Inc., Term Loan B, 1st Lien
4.00%	01/15/20	[2]	$2,000,000	$2,008,130
Level 3 Financing, Inc., Term Loan B-III, 1st lien
4.00%	08/01/19	[2]	2,250,000	2,257,504
NEP/NCP Holdco, Term Loan B, 1st Lien
9.75%	07/22/20	[2]	1,451,250	1,346,034
Nexstar Broadcasting, Inc., Term Loan
8.50%	01/27/17	[2,3]	16,200,000	16,200,000
Numericable U.S. LLC, Term Loan B1, 1st Lien
4.50%	04/23/20	[2]	529,452	526,773
Numericable U.S. LLC, Term Loan B2, 1st Lien
4.50%	04/23/20	[2]	458,048	455,730

				22,794,171

Consumer Discretionary — 0.34%
Hilton Worldwide Finance LLC, Term Loan B2, 1st Lien
4.00%	09/23/20	[2]	3,613,487	3,618,383

Electric — 0.47%
Boston Generating LLC, Term Loan, 1st Lien[4]
0.00%	06/30/16	2,3,5,6,†	254,344	–
Panda Temple Power II LLC, Term Loan
7.25%	04/03/19	[2]	922,688	779,671
Viva Alamo LLC, Term Loan B, 1st Lien
5.25%	02/20/21	[2,3]	6,548,257	4,289,108

				5,068,779

Energy — 0.71%
Drillships Financing Holding, Term Loan B1, 1st Lien
6.00%	03/31/21	[2]	1,828,683	661,764
Harvey Gulf International Marine LLC, Term Loan B, 1st Lien
5.50%	06/18/20	[2,3]	3,753,022	2,050,088
Pacific Drilling SA, Term Loan B, 1st Lien
4.50%	06/03/18	[2]	974,937	313,545
Power Buyer LLC, Term Loan, 1st Lien
4.25%	05/06/20	[2]	455,598	448,764
Power Buyer LLC, Term Loan, 2nd Lien
8.25%	11/06/20	[2,3]	4,150,000	3,901,000
Sabine Oil & Gas/NFR Energy, Term Loan, 2nd Lien[4]
8.50%	12/31/18	[2,3,6]	6,350,000	206,375

				7,581,536

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Finance — 0.26%
Delos Finance SARL, Term Loan B, 1st Lien
3.50%	02/27/21	[2]	$2,750,000	$2,758,594

Gaming — 0.43%
CityCenter Holdings LLC, Term Loan B, 1st Lien
4.25%	10/16/20	[2]	2,984,377	2,985,302
MGM Resorts International, Term Loan B, 1st Lien
3.50%	12/20/19	[2]	1,595,876	1,594,592

				4,579,894

Health Care — 0.93%
CHS/Community Health Systems, Inc., Term Loan G, 1st Lien
3.75%	12/31/19	[2]	7,891,039	7,769,399
CHS/Community Health Systems, Inc., Term Loan H, 1st Lien
4.00%	01/27/21	[2]	2,222,455	2,188,184
Valeant Pharmaceuticals International, Inc., Term Loan BF1, 1st Lien (Canada)
4.00%	04/01/22	[2,7]	32,969	31,251
Valeant Pharmaceuticals, Term Loan B, 1st Lien (Canada)
4.50%	08/05/20	[2,7]	16,484	–

				9,988,834

Industrials — 1.34%
BWAY Holding Co., Term Loan B, 1st Lien
5.50%	08/14/20	[2]	3,944,849	3,836,366
Jazz Acquisition, Inc., Term Loan, 2nd Lien
7.75%	06/19/22	[2]	1,500,000	1,125,000
OSG International, Inc., Term Loan B-Exit, 1st Lien
5.75%	08/05/19	[2]	1,964,373	1,927,541
Peacock Engineering Co. LLC, Term Loan, 1st Lien
5.25%	06/30/22	[2]	3,457,625	3,414,405
Synagro Infrastructure, Term Loan, 1st Lien
6.25%	08/22/20	[2]	4,713,605	4,006,564

				14,309,876

Information Technology — 1.09%
First Data Corp., 2021 Extended Term Loan
3.93%	03/24/21	[2]	2,476,502	2,473,407
Linxens France SA, Term Loan, 1st Lien (France)
5.00%	07/11/22	[2,7]	2,922,675	2,886,142
NXP BV, Term Loan B1, 1st Lien (Netherlands)
3.75%	12/07/20	[2,7]	2,299,238	2,307,319

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 102

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
ON Semiconductor Corp., Term Loan B, 1st Lien
0.00%	03/31/23	[2]	$4,000,000	$4,011,880

				11,678,748

Retail — 0.46%
Family Tree Escrow LLC, Term Loan B2, 1st Lien
4.25%	07/06/22	[2]	4,900,000	4,906,639

Services — 0.04%
CHI Overhead Doors, Term Loan, 2nd Lien
8.75%	07/31/23	[2]	500,000	471,250

Total Bank Loans
(Cost $101,180,712)				87,756,704

CORPORATES — 67.87%*
Automotive — 0.35%
Goodyear Tire & Rubber Co. (The)
5.13%	11/15/23		2,125,000	2,179,400
Tenneco, Inc.
5.38%	12/15/24		1,500,000	1,548,750

				3,728,150

Banking — 1.51%
Ally Financial, Inc.
3.25%	11/05/18		2,175,000	2,139,112
4.13%	02/13/22		2,190,000	2,157,150
4.63%	05/19/22		2,495,000	2,513,712
4.75%	09/10/18		4,530,000	4,626,262
7.50%	09/15/20		4,270,000	4,739,700

				16,175,936

Communications — 18.71%
Altice Financing SA (Luxembourg)
6.63%	02/15/23	[7,8]	2,320,000	2,331,600
7.63%	02/15/25	[7,8]	1,830,000	1,761,375
Altice U.S. Finance I Corp.
5.38%	07/15/23	[8]	2,250,000	2,321,719
Altice U.S. Finance II Corp.
7.75%	07/15/25	[8]	2,000,000	1,980,000
Altice U.S. Finance SA (Luxembourg)
7.75%	07/15/25	[7],[8]	700,000	687,750
Cable One, Inc.
5.75%	06/15/22	[8]	4,686,000	4,768,005
CCO Holdings LLC/CCO Holdings Capital Corp.
6.50%	04/30/21		17,822,000	18,479,186
Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp.
6.38%	09/15/20	[8]	3,900,000	3,900,000

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Clear Channel Worldwide Holdings, Inc., Series B
6.50%	11/15/22		$1,108,000	$1,108,000
CSC Holdings LLC
5.25%	06/01/24		1,260,000	1,124,613
6.75%	11/15/21		5,965,000	6,140,967
DISH DBS Corp.
5.13%	05/01/20		4,820,000	4,820,000
Frontier Communications Corp.
8.50%	04/15/20		2,660,000	2,733,150
8.88%	09/15/20	[8]	4,288,000	4,470,240
Inmarsat Finance PLC (United Kingdom)
4.88%	05/15/22	[7,8]	2,380,000	2,249,100
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[7]	3,195,000	1,940,963
7.25%	04/01/19	[7]	5,350,000	3,972,375
8.00%	02/15/24	[7,8]	9,625,000	9,949,844
Lamar Media Corp.
5.75%	02/01/26	[8]	1,700,000	1,789,250
Level 3 Financing, Inc.
5.13%	05/01/23		500,000	507,500
5.25%	03/15/26	[8]	1,000,000	1,010,000
5.38%	08/15/22		385,000	392,415
LIN Television Corp.
5.88%	11/15/22		3,115,000	3,169,513
Midcontinent Communications & Midcontinent Finance Corp.
6.88%	08/15/23	[8]	1,880,000	1,948,150
Neptune Finco Corp.
10.88%	10/15/25	[8]	4,330,000	4,703,463
Nielsen Finance LLC/Nielsen Finance Co.
5.00%	04/15/22	[8]	1,100,000	1,120,625
Numericable Group SFR SA (France)
4.88%	05/15/19	[7,8]	11,344,000	11,344,000
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.25%	02/15/22		1,585,000	1,630,569
5.88%	03/15/25		2,385,000	2,498,287
Qwest Corp.
6.75%	12/01/21		505,000	544,516
7.25%	09/15/25		4,580,000	5,017,399
SBA Telecommunications, Inc.
5.75%	07/15/20		1,096,000	1,137,100
Sinclair Television Group, Inc.
5.38%	04/01/21		5,350,000	5,537,250
6.13%	10/01/22		2,865,000	3,026,300
Sirius XM Radio, Inc.
4.25%	05/15/20	[8]	100,000	101,875
5.75%	08/01/21	[8]	7,932,000	8,328,600

See accompanying notes to Schedule of Portfolio Investments.

103 / Annual Report March 2016

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Softbank Corp. (Japan)
4.50%	04/15/20	[7,8]	$4,455,000	$4,522,048
Sprint Communications, Inc.
6.00%	11/15/22		3,610,000	2,657,863
9.00%	11/15/18	[8]	7,094,000	7,457,568
9.25%	04/15/22		7,315,000	6,839,525
Sprint Corp.
7.88%	09/15/23		7,660,000	5,867,943
T-Mobile USA, Inc.
6.25%	04/01/21		350,000	369,250
6.54%	04/28/20		2,850,000	2,956,875
6.63%	11/15/20		16,493,000	17,049,639
6.63%	04/28/21		3,070,000	3,223,500
6.73%	04/28/22		2,500,000	2,612,000
Univision Communications, Inc.
5.13%	05/15/23	[8]	5,025,000	5,025,000
5.13%	02/15/25	[8]	3,000,000	2,970,000
Virgin Media Secured Finance PLC (United Kingdom)
5.25%	01/15/26	[7,8]	4,529,000	4,551,645
5.38%	04/15/21	[7,8]	2,759,400	2,887,022
5.50%	01/15/25	[7,8]	1,000,000	1,032,500
Windstream Services LLC
6.38%	08/01/23		2,375,000	1,751,562

				200,319,639

Consumer Discretionary — 4.54%
Constellation Brands, Inc.
4.75%	12/01/25		6,065,000	6,307,600
6.00%	05/01/22		890,000	1,005,700
Cott Beverages, Inc.
6.75%	01/01/20		7,890,000	8,304,225
DS Services of America, Inc.
10.00%	09/01/21	[8]	5,079,000	5,777,362
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
5.63%	10/15/21		5,445,000	5,669,334
NCL Corp. Ltd. (Bermuda)
5.25%	11/15/19	[7,8]	2,505,000	2,567,625
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp.
5.88%	01/15/24	[8]	4,775,000	5,021,868
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC
5.75%	10/15/20		8,281,000	8,519,079
RSI Home Products, Inc.
6.50%	03/15/23	[8]	2,285,000	2,387,825
Spectrum Brands, Inc.
5.75%	07/15/25		655,000	699,213

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
Tempur Sealy International, Inc.
5.63%	10/15/23	[8]	$2,282,000	$2,359,018

				48,618,849

Consumer Products — 0.26%
Central Garden & Pet Co.
6.13%	11/15/23		1,580,000	1,647,150
Scotts Miracle-Gro Co. (The)
6.00%	10/15/23	[8]	1,040,000	1,101,100

				2,748,250

Electric — 3.21%
DPL, Inc.
6.50%	10/15/16		24,000	24,450
Dynegy, Inc.
5.88%	06/01/23		11,095,000	9,347,537
FPL Energy National Wind Portfolio LLC
6.13%	03/25/19	[8]	234,027	235,197
GenOn Americas Generation LLC
8.50%	10/01/21	[3]	2,500,000	1,643,750
Homer City Generation LP (PIK)
8.14%	10/01/19	[3,9]	6,788,175	4,106,846
8.73%	10/01/26	[3,10]	23,346,440	14,124,596
Indiantown Cogeneration LP, Series A-10
9.77%	12/15/20	[3]	504,058	561,394
Mirant Mid Atlantic Pass-Through Trust, Series C
10.06%	12/30/28		2,372,407	2,324,959
Red Oak Power LLC, Series A
8.54%	11/30/19		1,609,572	1,617,620
RJS Power Holdings LLC
4.63%	07/15/19	[8]	400,000	348,000

				34,334,349

Energy — 5.47%
Arch Coal, Inc.[4]
7.00%	06/15/19	[6]	8,415,000	57,853
8.00%	01/15/19	[6,8]	5,990,000	67,387
Boardwalk Pipelines LP
4.95%	12/15/24		3,300,000	3,023,711
Chaparral Energy, Inc.
9.88%	10/01/20		5,660,000	1,089,550
Chesapeake Energy Corp.
5.75%	03/15/23		4,270,000	1,473,150
6.63%	08/15/20		2,130,000	841,350
Concho Resources, Inc.
5.50%	04/01/23		1,806,000	1,778,910
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp.
6.13%	03/01/22		1,490,000	1,124,950

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 104

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Energy Transfer Partners LP
3.63%	11/01/66	[2]	$23,007,000	$13,012,759
EP Energy LLC/EP Energy Finance, Inc.
9.38%	05/01/20		3,184,000	1,639,760
Gulfport Energy Corp.
6.63%	05/01/23		1,100,000	1,028,500
MEG Energy Corp. (Canada)
6.50%	03/15/21	[7,8]	430,000	261,225
7.00%	03/31/24	[7,8]	7,515,000	4,471,425
Newfield Exploration Co.
5.38%	01/01/26		2,540,000	2,330,450
NGPL Pipe Co. LLC
7.12%	12/15/17	[8]	8,810,000	8,556,714
Peabody Energy Corp.
4.75%	12/15/41		16,800,000	210,000
6.00%	11/15/18		5,080,000	368,300
QEP Resources, Inc.
5.25%	05/01/23		813,000	711,375
Range Resources Corp.
4.88%	05/15/25	[8]	1,604,000	1,411,520
Rockies Express Pipeline LLC
5.63%	04/15/20	[8]	4,445,000	4,222,750
6.00%	01/15/19	[8]	805,000	790,913
6.88%	04/15/40	[8]	1,390,000	1,174,550
Rose Rock Midstream LP/Rose Rock Finance Corp.
5.63%	07/15/22		2,000,000	1,340,000
Sabine Pass LNG LP
7.50%	11/30/16		1,775,000	1,828,250
Seventy Seven Energy, Inc.
6.50%	07/15/22		1,291,000	64,550
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
7.50%	07/01/21		2,640,000	2,085,600
Transocean, Inc. (Cayman Islands)
4.30%	10/15/22	[7]	2,440,000	1,360,300
Walter Energy, Inc.[4]
8.50%	04/15/21	[6]	8,905,000	6,456
11.00%	04/01/20	[6,8]	15,537,550	48,555
Whiting Petroleum Corp.
5.00%	03/15/19		1,099,000	766,551
WPX Energy, Inc.
5.25%	09/15/24		2,130,000	1,459,263

				58,606,627

Entertainment — 0.30%
Carmike Cinemas, Inc.
6.00%	06/15/23	[8]	2,995,000	3,189,675

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance — 5.34%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Ireland)
4.25%	07/01/20	[7]	$2,820,000	$2,851,725
Alta Wind Holdings LLC
7.00%	06/30/35	[3,8]	1,655,826	1,834,079
Chase Capital II, Series B
1.12%	02/01/27	[2]	1,790,000	1,434,237
Chase Capital VI
1.24%	08/01/28	[2]	4,000,000	3,110,000
CIT Group, Inc.
5.25%	03/15/18		2,900,000	3,000,050
6.63%	04/01/18	[8]	7,846,000	8,267,722
Citigroup, Inc.
1.18%	08/25/36	[2]	9,460,000	6,165,796
International Lease Finance Corp.
6.25%	05/15/19		4,000,000	4,275,000
7.13%	09/01/18	[8]	8,584,000	9,367,290
JPMorgan Chase Capital XIII, Series M
1.58%	09/30/34	[2]	4,917,000	3,687,750
JPMorgan Chase Capital XXI, Series U
1.56%	02/02/37	[2]	2,750,000	1,938,750
JPMorgan Chase Capital XXIII
1.62%	05/15/47	[2]	2,320,000	1,597,900
Nielsen Co., Luxembourg SAR (The) (Luxembourg)
5.50%	10/01/21	[7,8]	5,020,000	5,233,350
ZFS Finance USA Trust II
6.45%	12/15/65	[2,8]	4,450,000	4,461,125

				57,224,774

Food — 1.42%
Kraft Heinz Co.
4.88%	02/15/25	[8]	7,324,000	8,075,691
TreeHouse Foods, Inc.
6.00%	02/15/24	[8]	6,730,000	7,167,450

				15,243,141

Gaming — 1.95%
Boyd Gaming Corp.
6.88%	05/15/23		2,965,000	3,172,550
Churchill Downs, Inc.
5.38%	12/15/21	[8]	8,093,000	8,376,255
5.38%	12/15/21		1,515,000	1,568,025
Isle of Capri Casinos, Inc.
5.88%	03/15/21		2,850,000	2,971,125
MGM Resorts International
8.63%	02/01/19		1,825,000	2,085,063

See accompanying notes to Schedule of Portfolio Investments.

105 / Annual Report March 2016

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Gaming (continued)
Pinnacle Entertainment, Inc.
6.38%	08/01/21		$2,540,000	$2,705,100

				20,878,118

Health Care — 12.48%
Acadia Healthcare Co., Inc.
6.50%	03/01/24	[8]	2,475,000	2,580,187
Centene Escrow Corp.
5.63%	02/15/21	[8]	3,115,000	3,255,175
6.13%	02/15/24	[8]	3,150,000	3,327,187
CHS/Community Health Systems, Inc.
5.13%	08/15/18		2,000,000	2,030,000
DaVita HealthCare Partners, Inc.
5.00%	05/01/25		6,565,000	6,532,175
5.13%	07/15/24		5,060,000	5,135,900
5.75%	08/15/22		500,000	523,750
Endo Ltd./Endo Finance LLC/ Endo Finco, Inc. (Ireland)
6.00%	07/15/23	[7,8]	2,500,000	2,365,625
6.00%	02/01/25	[7,8]	1,685,000	1,581,794
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[8]	5,400,000	5,535,000
4.75%	10/15/24	[8]	2,750,000	2,808,438
5.75%	02/15/21	[8]	2,705,000	2,941,688
5.88%	01/31/22	[8]	1,250,000	1,379,375
Grifols Worldwide Operations, Ltd. (Ireland)
5.25%	04/01/22	[7]	2,100,000	2,178,750
HCA, Inc.
4.75%	05/01/23		5,795,000	5,896,412
5.00%	03/15/24		3,910,000	4,010,194
5.25%	06/15/26		3,208,000	3,296,220
6.50%	02/15/20		15,911,000	17,482,211
HealthSouth Corp.
5.75%	11/01/24		3,240,000	3,298,320
Hill-Rom Holdings, Inc.
5.75%	09/01/23	[8]	1,864,000	1,936,230
Hologic, Inc.
5.25%	07/15/22	[8]	2,280,000	2,385,450
LifePoint Health, Inc.
5.50%	12/01/21		1,880,000	1,971,650
Molina Healthcare, Inc.
5.38%	11/15/22	[8]	4,553,000	4,700,973
Quintiles Transnational Corp.
4.88%	05/15/23	[8]	6,425,000	6,599,439
Tenet Healthcare Corp.
4.50%	04/01/21		1,033,000	1,044,621
6.00%	10/01/20		15,464,000	16,546,480

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Valeant Pharmaceuticals International, Inc. (Canada)
5.38%	03/15/20	[7,8]	$22,000	$18,013
5.63%	12/01/21	[7,8]	3,650,000	2,892,625
5.88%	05/15/23	[7,8]	7,637,000	5,995,045
6.13%	04/15/25	[7,8]	11,295,000	8,781,862
WellCare Health Plans, Inc.
5.75%	11/15/20		4,385,000	4,554,919

				133,585,708

Homebuilding — 0.19%
Shea Homes LP/Shea Homes Funding Corp.
6.13%	04/01/25	[8]	2,080,000	2,059,200

Industrials — 4.40%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
3.63%	12/15/19	[2,7,8]	6,100,000	6,023,750
Ball Corp.
4.00%	11/15/23		4,340,000	4,302,025
4.38%	12/15/20		2,132,000	2,227,940
5.00%	03/15/22		515,000	540,106
Berry Plastics Corp.
5.13%	07/15/23		3,395,000	3,428,950
Clean Harbors, Inc.
5.13%	06/01/21	[8]	6,515,000	6,629,012
Coveris Holdings SA (Luxembourg)
7.88%	11/01/19	[7,8]	2,400,000	2,160,000
KLX, Inc.
5.88%	12/01/22	[8]	2,651,000	2,644,373
Orbital ATK, Inc.
5.25%	10/01/21		1,100,000	1,146,750
5.50%	10/01/23	[8]	4,685,000	4,907,538
SBA Communications Corp.
4.88%	07/15/22		2,500,000	2,540,625
5.63%	10/01/19		2,500,000	2,612,625
Sealed Air Corp.
5.13%	12/01/24	[8]	855,000	891,338
Standard Industries, Inc.
5.13%	02/15/21	[8]	2,038,000	2,088,950
5.50%	02/15/23	[8]	950,000	976,125
TransDigm, Inc.
5.50%	10/15/20		3,940,000	3,971,520

				47,091,627

Information Technology — 2.34%
First Data Corp.
5.00%	01/15/24	[8]	4,689,000	4,712,445
5.38%	08/15/23	[8]	2,216,000	2,279,710
6.75%	11/01/20	[8]	4,510,000	4,735,500

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 106

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology (continued)
7.00%	12/01/23	[8]	$1,700,000	$1,723,375
Freescale Semiconductor, Inc.
5.00%	05/15/21	[8]	4,470,000	4,646,006
IHS, Inc.
5.00%	11/01/22		1,130,000	1,176,612
MSCI, Inc.
5.75%	08/15/25	[8]	659,000	694,421
NXP BV/NXP Funding LLC (Netherlands)
4.13%	06/15/20	[7,8]	940,000	951,750
4.63%	06/15/22	[7,8]	458,000	471,168
SS&C Technologies Holdings, Inc.
5.88%	07/15/23	[8]	3,505,000	3,636,438

				25,027,425

Materials — 0.27%
Momentive Performance Materials, Inc.[4]
8.88%	10/15/20	[3,6]	4,625,000	–
Platform Specialty Products Corp.
6.50%	02/01/22	[8]	3,390,000	2,870,906

				2,870,906

Real Estate Investment Trust (REIT) — 0.97%
Crown Castle International Corp.
4.88%	04/15/22		2,490,000	2,671,023
DuPont Fabros Technology LP
5.88%	09/15/21		4,500,000	4,730,625
Equinix, Inc.
5.88%	01/15/26		2,805,000	2,969,724

				10,371,372

Retail — 0.23%
Dollar Tree, Inc.
5.75%	03/01/23	[8]	2,350,000	2,502,750

Services — 0.50%
Aramark Services, Inc.
5.75%	03/15/20		50,000	51,812
ESH Hospitality, Inc.
5.25%	05/01/25	[8]	1,648,000	1,606,800
United Rentals North America, Inc.
4.63%	07/15/23		3,720,000	3,715,350

				5,373,962

Transportation — 3.43%
American Airlines Pass-Through Trust, Series 2013-1, Class B
5.63%	01/15/21	[8]	10,514,437	10,668,868
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		3,638,489	3,797,673

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Continental Airlines Pass-Through Trust, Series 2009-1, Class 1
9.00%	07/08/16		$1,106,600	$1,130,254
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		11,993,915	13,628,086
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B
9.75%	12/17/16		981,783	1,032,737
U.S. Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		1,773,712	1,982,124
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		2,657,558	2,973,143
U.S. Airways Pass-Through Trust, Series 2012-2, Class B
6.75%	06/03/21		959,922	998,019
United Airlines, Inc., Pass-Through Trust, Series 2013-1, Class B
5.38%	08/15/21		451,636	464,056

				36,674,960
Total Corporates
(Cost $802,863,755)				726,625,418
MORTGAGE-BACKED — 0.61%**
Non-Agency Mortgage-Backed — 0.61%
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A1
1.33%	10/25/47	[2]	399,827	359,015
Soundview Home Loan Trust, Series 2006-EQ1, Class A4
0.68%	10/25/36	[2]	9,100,000	6,178,883

Total Mortgage-Backed
(Cost $6,809,185)				6,537,898

Total Bonds – 76.68%
(Cost $910,853,652)				820,920,020

Issues	Shares	Value
COMMON STOCK — 0.12%
Energy — 0.08%
Mach Gen LLC, Escrow
Holding[3,4]	347,486	825,279

See accompanying notes to Schedule of Portfolio Investments.

107 / Annual Report March 2016

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

March 31, 2016

Issues	Shares	Value
COMMON STOCK (continued)
Secured Assets — 0.04%
Entegra TC LLC[3,11]	28,545	$428,175

Total Common Stock
(Cost $3,888,100)		1,253,454

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 22.17%
Money Market Funds — 2.55%
Morgan Stanley Institutional Liquidity Fund
0.25%[12]		$27,344,000	27,344,000
U.S. Agency Discount Notes — 4.46%
Federal Home Loan Bank
0.29%[13]	04/07/16	37,000,000	36,998,779
0.50%[13]	09/06/16	10,741,000	10,721,677

			47,720,456
U.S. Treasury Bills — 15.16%
U.S. Treasury Bills
0.18%[13]	04/07/16	10,230,000	10,229,821
0.28%[13]	05/05/16	16,000,000	15,998,720
0.43%[13]	08/18/16	136,259,000	136,085,542

			162,314,083
Total Short-Term Investments
(Cost $237,312,708)			237,378,539

Total Investments – 98.97%
(Cost $1,152,054,460)[1]			1,059,552,013

Cash and Other Assets, Less
Liabilities – 1.03%			11,012,147

Net Assets – 100.00%			$1,070,564,160

Expiration Date	Premiums Paid	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Alcoa, Inc., 5.72%, due 02/23/19 Counterparty: Goldman Sachs, Inc. Credit contract
03/20/19	$194,193	$9,750	$ 96,677	$ 290,870

The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Teck Resources Limited., 3.15%, due 01/15/17. Counterparty: Morgan Stanley Credit contract

03/20/19	107,438	5,000	1,114,548	1,221,986

Expiration Date	Premiums Paid	Notional Amount (000’s)[a]	Appreciation/ (Depreciation)	Value
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES (continued)
The Fund pays a fixed rate equal to 1.00% and the Fund will receive from the counterparty at par, including interest accrued in the event of default of the Alcoa, Inc., 5.72%, due 02/23/19 Counterparty: Morgan Stanley Credit contract
03/20/19	$121,659	$ 5,000	$ 27,505	$ 149,164

	$423,290	$19,750	$1,238,730	$1,662,020

[a]	The maximum potential payment the Fund could receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

Notes:

[1]	Cost for federal income tax purposes is $1,158,028,306 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$16,499,148
Gross unrealized (depreciation)	(114,975,441)

Net unrealized (depreciation)	$(98,476,293)

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2016.
[3]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $51,226,607, which is 4.79% of total net assets.
[4]	Non-income producing security.
[5]	Worthless due to company bankruptcy filing.
[6]	Security is currently in default with regard to scheduled interest or principal payments.
[7]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[8]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[9]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.
[10]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.
[11]	All or a portion of this security is owned by Metropolitan West HY Sub I LLC, a consolidated subsidiary.
[12]	Represents the current yield as of March 31, 2016.
[13]	Represents annualized yield at date of purchase.
†	Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(PIK): Payment in kind

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 108

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
BONDS – 93.50%
ASSET-BACKED SECURITIES — 14.47%**
321 Henderson Receivables VI LLC Series 2010-1A, Class B
9.31%	07/15/61	[2]	$558,531	$697,593
Access Group, Inc., Series 2001, Class 2A1
0.99%	05/25/29	[3]	2,398,854	2,228,238
Access Group, Inc., Series 2015-1, Class A
1.13%	07/25/56	[2,3]	7,747,666	7,429,888
Babson CLO Ltd., Series 2014-IA, Class A1 (Cayman Islands)
2.11%	07/12/25	[2,3,4]	1,800,000	1,789,466
Babson CLO Ltd., Series 2015-IA, Class A (Cayman Islands)
2.05%	04/20/27	[2,3,4]	2,500,000	2,471,183
Bank of America Credit Card Trust, Series 2014-A2, Class A
0.71%	09/16/19	[3]	5,710,000	5,708,855
Brazos Higher Education Authority, Inc., Series 2005-3, Class A16
0.83%	06/25/26	[3]	150,000	145,075
Brazos Higher Education Authority, Inc., Series 2006-2, Class A9
0.01%	12/26/24	[3]	34,379	32,949
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2
1.43%	02/25/30	[3]	120,783	119,559
Chancelight, Inc., Series 2012-2, Class A
1.16%	04/25/39	[2,3]	302,405	295,318
Chase Issuance Trust, Series 2014-A3, Class A3
0.64%	05/15/18	[3]	5,655,000	5,654,580
CIT Education Loan Trust, Series 2007-1, Class A
0.72%	03/25/42	[2,3]	4,068,454	3,734,497
CIT Education Loan Trust, Series 2007-1, Class B
0.93%	06/25/42	[2,3]	3,639,940	3,035,397
Citibank Credit Card Issuance Trust, Series 2014-A3, Class A3
0.64%	05/09/18	[3]	5,685,000	5,685,581
Clear Creek CLO Ltd., Series 2015-1A, Class A (Cayman Islands)
2.07%	04/20/27	[2,3,4]	4,500,000	4,422,087
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
2.12%	04/15/27	[2,3,4]	4,270,000	4,247,711
Education Loan Asset-Backed Trust, Series 2013-1A, Class A2
1.23%	04/26/32	[2,3]	3,465,000	3,304,454
Educational Funding of the South, Inc., Series 2012-1, Class A
1.48%	03/25/36	[3]	163,267	158,625

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
EFS Volunteer No. 2 LLC, Series 2012-1, Class A2
1.78%	03/25/36	[2,3]	$6,400,000	$6,178,611
Flagship CLO VIII Ltd., Series 2014-8A, Class A (Cayman Islands)
2.18%	01/16/26	[2,3,4]	2,420,000	2,375,537
Flatiron CLO Ltd., Series 2014-1A, Class A1 (Cayman Islands)
2.00%	07/17/26	[2,3,4]	1,900,000	1,861,177
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
1.08%	08/27/46	[2,3]	2,938,422	2,694,751
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L
0.70%	05/25/23	[2,3]	104,883	103,486
GE Business Loan Trust, Series 2004-2A, Class A
0.66%	12/15/32	[2,3]	3,122,149	3,078,665
GE Business Loan Trust, Series 2005-1A, Class A3
0.69%	06/15/33	[2,3]	2,531,249	2,336,819
GE Business Loan Trust, Series 2005-2A, Class A
0.68%	11/15/33	[2,3]	8,138,923	7,791,821
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29	[2,4]	2,116,667	1,979,411
Goal Capital Funding Trust, Series 2006-1, Class A3
0.75%	11/25/26	[3]	76,304	75,616
Goal Capital Funding Trust, Series 2006-1, Class B
1.08%	08/25/42	[3]	660,278	581,813
Higher Education Funding, Series 2014-1, Class A
1.68%	05/25/34	[2,3]	1,686,424	1,639,772
Honda Auto Receivables Owner Trust, Series 2015-2, Class A2
0.69%	08/21/17		4,098,072	4,097,049
Magnetite XII CLO Ltd., Series 2015-12A, Class A (Cayman Islands)
2.12%	04/15/27	[2,3,4]	4,540,000	4,519,992
National Collegiate Student Loan Trust, Series 2004-2, Class A4
0.74%	11/27/28	[3]	1,960,106	1,929,694
National Collegiate Student Loan Trust, Series 2006-3, Class A3
0.58%	10/25/27	[3]	144,828	143,807
National Collegiate Student Loan Trust, Series 2006-4, Class A2
0.57%	12/27/27	[3]	2,319,917	2,312,019
National Collegiate Student Loan Trust, Series 2007-2, Class A2
0.56%	06/26/28	[3]	4,202,520	4,108,828

See accompanying notes to Schedule of Portfolio Investments.

109 / Annual Report March 2016

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Series 2014-1, Class A4
1.18%	02/25/39	[3]	$3,840,000	$3,505,949
Navient Student Loan Trust, Series 2014-8, Class A3
1.03%	05/27/31	[3]	6,120,000	5,753,797
Navient Student Loan Trust, Series 2015-1, Class A2
1.03%	04/25/40	[3]	9,370,000	8,848,182
Navient Student Loan Trust, Series 2015-1, Class B
1.93%	07/25/52	[3]	5,000,000	4,258,083
Navient Student Loan Trust, Series 2015-2, Class A1
0.71%	11/25/24	[3]	6,612,465	6,575,010
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B1
1.50%	02/25/36	[2,3]	150,000	132,859
Nelnet Education Loan Funding, Inc., Series 2004-1A, Class B2
0.99%	02/25/36	[2,3]	825,000	730,760
Nelnet Student Loan Trust, Series 2006-2, Class B
0.82%	01/25/38	[3]	5,385,239	4,268,057
Nelnet Student Loan Trust, Series 2007-1, Class A3
0.70%	05/27/25	[3]	2,700,000	2,528,981
Nelnet Student Loan Trust, Series 2012-5A, Class A
1.03%	10/27/36	[2,3]	206,812	195,956
Nelnet Student Loan Trust, Series 2014-4A, Class A2
1.38%	11/25/43	[2,3]	1,865,000	1,685,023
Nelnet Student Loan Trust, Series 2015-1A, Class A
1.02%	04/25/41	[2,3]	8,250,207	7,795,899
Nelnet Student Loan Trust, Series 2015-3A, Class A3
1.33%	06/25/49	[2,3]	11,000,000	9,865,715
Nissan Auto Receivables Owner Trust, Series 2015-A, Class A2
0.67%	09/15/17		2,973,435	2,972,783
Nissan Auto Receivables Owner Trust, Series 2015-C, Class A2A
0.87%	11/15/18		5,685,000	5,676,428
Northstar Education Finance, Inc., Series 2007-1, Class A2
0.01%	01/29/46	[3]	135,000	124,099
PHEAA Student Loan Trust, Series 2013-3A, Class A
1.18%	11/25/42	[2,3]	6,410,755	6,155,320
Scholar Funding Trust, Series 2011-A, Class A
1.52%	10/28/43	[2,3]	177,121	167,732

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Scholar Funding Trust, Series 2012-B, Class A2
1.53%	03/28/46	[2,3]	$150,000	$145,012
SLC Student Loan Trust I, Series 2002-2, Class B2
1.60%	07/01/42	[2,3]	200,000	155,018
SLC Student Loan Trust, Series 2004-1, Class B
0.91%	08/15/31	[3]	862,650	732,411
SLC Student Loan Trust, Series 2005-2, Class B
0.91%	03/15/40	[3]	713,232	596,632
SLC Student Loan Trust, Series 2005-3, Class B
0.88%	06/15/40	[3]	1,471,726	1,220,722
SLC Student Loan Trust, Series 2006-1, Class A6
0.79%	12/15/38	[3]	13,120,000	10,851,346
SLC Student Loan Trust, Series 2006-1, Class B
0.84%	03/15/39	[3]	1,376,989	1,111,576
SLC Student Loan Trust, Series 2006-2, Class A5
0.73%	09/15/26	[3]	190,000	183,866
SLC Student Loan Trust, Series 2006-2, Class B
0.86%	12/15/39	[3]	960,765	785,317
SLC Student Loan Trust, Series 2008-1, Class A4A
2.23%	12/15/32	[3]	5,721,623	5,712,374
SLM Student Loan Trust, Series 2003-11, Class A6
1.38%	12/15/25	[2,3]	250,000	239,282
SLM Student Loan Trust, Series 2003-4, Class A5D
1.38%	03/15/33	[2,3]	3,662,250	3,464,186
SLM Student Loan Trust, Series 2003-7, Class B
1.20%	09/15/39	[3]	5,311,619	4,529,872
SLM Student Loan Trust, Series 2004-10, Class A6A
1.17%	04/27/26	[2,3]	10,700,000	10,471,266
SLM Student Loan Trust, Series 2004-2, Class B
1.09%	07/25/39	[3]	894,298	764,015
SLM Student Loan Trust, Series 2004-5A, Class A5
1.22%	10/25/23	[2,3]	1,105,790	1,100,633
SLM Student Loan Trust, Series 2004-8A, Class A5
1.12%	04/25/24	[2,3]	1,069,153	1,057,402
SLM Student Loan Trust, Series 2005-10, Class A4
0.73%	10/25/19	[3]	639,708	637,927

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 110

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2005-4, Class B
0.80%	07/25/40	[3]	$920,312	$780,654
SLM Student Loan Trust, Series 2005-6, Class B
0.91%	01/25/44	[3]	4,709,375	3,941,721
SLM Student Loan Trust, Series 2005-8, Class A3
0.73%	10/25/24	[3]	388,829	388,317
SLM Student Loan Trust, Series 2005-9, Class B
0.92%	01/25/41	[3]	1,717,313	1,351,268
SLM Student Loan Trust, Series 2006-10, Class B
0.84%	03/25/44	[3]	4,799,084	3,895,069
SLM Student Loan Trust, Series 2006-2, Class A6
0.79%	01/25/41	[3]	1,800,000	1,555,775
SLM Student Loan Trust, Series 2006-4, Class A5
0.72%	10/27/25	[3]	1,447,080	1,440,970
SLM Student Loan Trust, Series 2006-8, Class A6
0.78%	01/25/41	[3]	1,800,000	1,551,309
SLM Student Loan Trust, Series 2006-9, Class A5
0.72%	01/26/26	[3]	200,000	192,229
SLM Student Loan Trust, Series 2007-1, Class B
0.84%	01/27/42	[3]	4,490,989	3,726,169
SLM Student Loan Trust, Series 2007-3, Class A4
0.68%	01/25/22	[3]	215,000	199,679
SLM Student Loan Trust, Series 2007-6, Class A3
0.95%	01/25/21	[3]	2,190,559	2,188,232
SLM Student Loan Trust, Series 2007-6, Class A4
1.00%	10/25/24	[3]	8,520,000	8,153,746
SLM Student Loan Trust, Series 2007-6, Class B
1.47%	04/27/43	[3]	593,804	509,110
SLM Student Loan Trust, Series 2007-7, Class B
1.37%	10/25/28	[3]	2,195,000	1,739,419
SLM Student Loan Trust, Series 2007-8, Class B
1.62%	04/27/43	[3]	2,897,251	2,445,649
SLM Student Loan Trust, Series 2008-2, Class B
1.82%	01/25/29	[3]	1,000,000	833,940
SLM Student Loan Trust, Series 2008-3, Class B
1.82%	04/25/29	[3]	710,000	593,370

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-4, Class A4
2.27%	07/25/22	[3]	$2,200,000	$2,192,835
SLM Student Loan Trust, Series 2008-4, Class B
2.47%	04/25/29	[3]	710,000	644,499
SLM Student Loan Trust, Series 2008-5, Class A3
1.92%	01/25/18	[3]	1,098	1,098
SLM Student Loan Trust, Series 2008-5, Class A4
2.32%	07/25/23	[3]	2,930,000	2,943,523
SLM Student Loan Trust, Series 2008-5, Class B
2.47%	07/25/29	[3]	5,315,000	4,775,503
SLM Student Loan Trust, Series 2008-6, Class B
2.47%	07/25/29	[3]	710,000	652,661
SLM Student Loan Trust, Series 2008-7, Class B
2.47%	07/25/29	[3]	820,000	724,604
SLM Student Loan Trust, Series 2008-8, Class A4
2.12%	04/25/23	[3]	3,210,000	3,179,100
SLM Student Loan Trust, Series 2008-8, Class B
2.87%	10/25/29	[3]	710,000	678,503
SLM Student Loan Trust, Series 2008-9, Class A
2.12%	04/25/23	[3]	7,293,184	7,217,666
SLM Student Loan Trust, Series 2008-9, Class B
2.87%	10/25/29	[3]	5,235,000	4,961,967
SLM Student Loan Trust, Series 2011-1, Class A2
1.58%	10/25/34	[3]	2,680,000	2,573,055
SLM Student Loan Trust, Series 2011-2, Class A1
1.03%	11/25/27	[3]	859,386	846,845
SLM Student Loan Trust, Series 2011-2, Class A2
1.63%	10/25/34	[3]	4,035,000	3,872,876
SLM Student Loan Trust, Series 2012-1, Class A2
0.88%	11/25/20	[3]	2,719,134	2,710,707
SLM Student Loan Trust, Series 2012-1, Class A3
1.38%	09/25/28	[3]	1,300,000	1,270,957
SLM Student Loan Trust, Series 2012-2, Class A
1.13%	01/25/29	[3]	2,290,407	2,206,599
SLM Student Loan Trust, Series 2012-6, Class A2
0.71%	09/25/19	[3]	2,246,778	2,239,679

See accompanying notes to Schedule of Portfolio Investments.

111 / Annual Report March 2016

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2012-7, Class A3
1.08%	05/26/26	[3]	$200,000	$191,363
SLM Student Loan Trust, Series 2012-7, Class B
2.23%	09/25/43	[3]	2,200,000	1,932,080
SLM Student Loan Trust, Series 2013-3, Class A2
0.73%	05/26/20	[3]	2,291,162	2,278,769
SLM Student Loan Trust, Series 2013-4, Class A
0.98%	06/25/27	[3]	2,336,448	2,227,103
SLM Student Loan Trust, Series 2013-6, Class A2
0.93%	02/25/21	[3]	1,484,438	1,478,213
SLM Student Loan Trust, Series 2013-6, Class A3
1.08%	06/26/28	[3]	4,830,000	4,612,625
SLM Student Loan Trust, Series 2014-1, Class A2
0.81%	07/26/21	[3]	2,290,000	2,273,164
SLM Student Loan Trust, Series 2014-1, Class A3
1.03%	02/26/29	[3]	1,670,000	1,586,816
SoFi Professional Loan Program LLC, Series 2014-A, Class A1
2.03%	06/25/25	[2,3]	800,812	797,587
SoFi Professional Loan Program, Series 2014-B, Class A1
1.68%	08/25/32	[2,3]	2,323,042	2,288,582
Spirit Master Funding LLC, Series 2014-1A, Class A1
5.05%	07/20/40	[2]	130,269	131,897
Spirit Master Funding VII LLC, Series 2013-2A, Class A
5.27%	12/20/43	[2]	1,475,151	1,519,312
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	2,†	2,235,073	2,573,316
Structured Receivables Finance LLC, Series 2010-B, Class B
7.97%	08/15/36	[2]	1,487,173	1,848,856
Voya CLO Ltd., Series 2014-4A, Class A1 (Cayman Islands)
2.12%	10/14/26	[2,3,4]	2,800,000	2,792,558

Total Asset-Backed Securities (Cost $334,152,768)				321,680,958

BANK LOANS — 0.68%*
Communications — 0.20%
Nexstar Broadcasting, Inc., Term Loan
8.50%	01/27/17	[3,5]	4,430,000	4,430,000

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric — 0.17%
Chief Power Finance LLC, Term Loan B, 1st Lien
5.75%	12/31/20	[3]	$4,443,750	$3,866,063

Finance — 0.17%
Delos Finance SARL, Term Loan B, 1st Lien
3.50%	02/27/21	[3]	3,855,629	3,867,678

Services — 0.14%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.88%	01/15/38	[3,4]	3,076,413	3,014,972

Total Bank Loans (Cost $15,848,152)				15,178,713

CORPORATES — 25.97%*
Automotive — 0.13%
General Motors Co.
3.50%	10/02/18		1,710,000	1,751,461
Nemak SAB de CV (Mexico)
5.50%	02/28/23	[2,4]	1,200,000	1,239,000

				2,990,461

Banking — 4.66%
Abbey National Treasury Services PLC/London (United Kingdom)
3.05%	08/23/18	[4]	425,000	436,872
Banco Continental Sa Via Continental Senior Trustees, Series REGS (Cayman Islands)
5.50%	11/18/20	[4]	950,000	1,031,938
Bank of America Corp.
5.70%	01/24/22		2,500,000	2,874,233
Bank of America Corp. (MTN)
1.29%	12/01/26	[3]	1,600,000	1,362,613
Bank of America N.A. (BKNT)
0.93%	06/15/17	[3]	3,300,000	3,279,108
5.30%	03/15/17		4,575,000	4,735,674
6.00%	06/15/16		2,075,000	2,094,822
6.10%	06/15/17		6,012,000	6,323,602
Barclays PLC (United Kingdom)
3.65%	03/16/25	[4]	2,000,000	1,885,849
4.38%	01/12/26	[4]	2,815,000	2,787,406
Capital One Bank USA N.A. (BKNT)
1.15%	11/21/16		3,845,000	3,841,338
Capital One N.A.
2.40%	09/05/19		3,263,000	3,251,741
Credit Suisse Group Funding Guernsey Ltd. (United Kingdom)
3.13%	12/10/20	[2,4]	3,455,000	3,446,829
3.75%	03/26/25	[4]	3,000,000	2,889,156
Discover Bank
2.60%	11/13/18		4,515,000	4,533,020

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 112

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Discover Bank (BKNT)
3.10%	06/04/20		$5,000,000	$5,036,815
HBOS PLC (GMTN) (United Kingdom)
6.75%	05/21/18	[2,4]	3,425,000	3,712,200
ICICI Bank Ltd., Series REGS (India)
6.38%	04/30/22	[3,4]	1,200,000	1,229,334
JPMorgan Chase & Co.
2.55%	10/29/20		9,250,000	9,363,539
3.15%	07/05/16		4,000,000	4,024,998
3.88%	09/10/24		2,000,000	2,053,124
4.25%	10/15/20		530,000	574,189
4.25%	10/01/27		3,425,000	3,570,549
Macquarie Bank Ltd. (Australia)
1.08%	06/15/16	[2,3,4]	1,500,000	1,500,827
5.00%	02/22/17	[2,4]	170,000	175,399
6.63%	04/07/21	[2,4]	2,824,000	3,216,779
Royal Bank of Scotland NV (Netherlands)
4.65%	06/04/18	[4]	1,740,000	1,768,811
Royal Bank of Scotland PLC (United Kingdom)
1.88%	03/31/17	[4]	3,500,000	3,494,458
4.80%	04/05/26	[4]	2,210,000	2,216,961
6.00%	12/19/23	[4]	2,100,000	2,130,137
6.10%	06/10/23	[4]	700,000	719,383
6.13%	12/15/22	[4]	100,000	106,544
6.40%	10/21/19	[4]	2,000,000	2,245,712
UBS AG/Stamford CT (GMTN) (Switzerland)
1.33%	03/26/18	[3,4]	3,000,000	2,992,614
UBS AG/Stamford CT (Switzerland)
1.20%	06/01/17	[3,4]	3,000,000	2,997,375
UBS Group Funding Jersey Ltd. (United Kingdom)
2.95%	09/24/20	[2,4]	5,700,000	5,731,091

				103,635,040

Communications — 2.82%
21st Century Fox America, Inc.
3.70%	10/15/25		2,285,000	2,397,248
Altice Financing SA (Luxembourg)
6.63%	02/15/23	[2,4]	400,000	402,000
Altice U.S. Finance I Corp.
5.38%	07/15/23	[2]	2,350,000	2,424,906
AT&T, Inc.
1.56%	06/30/20	[3]	4,800,000	4,753,944
4.13%	02/17/26		3,000,000	3,174,519
4.35%	06/15/45		1,500,000	1,378,661
CCO Safari II LLC
6.48%	10/23/45	[2]	8,890,000	9,902,127

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
CCOH Safari LLC
5.75%	02/15/26	[2]	$1,000,000	$1,038,750
Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp.
6.38%	09/15/20	[2]	338,000	338,000
CSC Holdings LLC
6.75%	11/15/21		1,500,000	1,544,250
DISH DBS Corp.
6.75%	06/01/21		877,000	907,695
Frontier Communications Corp.
8.88%	09/15/20	[2]	150,000	156,375
10.50%	09/15/22	[2]	257,000	263,425
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[4]	4,415,000	2,682,112
7.25%	10/15/20	[4]	600,000	390,000
Neptune Finco Corp.
6.63%	10/15/25	[2]	2,040,000	2,213,400
10.13%	01/15/23	[2]	300,000	322,125
10.88%	10/15/25	[2]	500,000	543,125
Numericable Group SFR SA (France)
4.88%	05/15/19	[2,4]	3,107,000	3,107,000
Qwest Corp.
7.25%	09/15/25		300,000	328,651
Sprint Communications, Inc.
9.00%	11/15/18	[2]	1,932,000	2,031,015
Sprint Corp.
7.88%	09/15/23		2,565,000	1,964,918
Tencent Holdings Ltd. (Cayman Islands)
2.88%	02/11/20	[2,4]	590,000	601,067
T-Mobile USA, Inc.
6.63%	11/15/20		1,100,000	1,137,125
6.63%	04/28/21		2,450,000	2,572,500
6.73%	04/28/22		450,000	470,160
Univision Communications, Inc.
5.13%	05/15/23	[2]	754,000	754,000
Verizon Communications, Inc.
2.50%	09/15/16		3,386,000	3,412,455
4.52%	09/15/48		6,500,000	6,538,727
4.86%	08/21/46		1,200,000	1,278,818
Virgin Media Secured Finance PLC (United Kingdom)
5.25%	01/15/26	[2,4]	3,300,000	3,316,500
5.38%	04/15/21	[2,4]	351,000	367,234

				62,712,832

Consumer Discretionary — 0.47%
Anheuser-Busch InBev Finance, Inc.
4.90%	02/01/46		6,000,000	6,749,142

See accompanying notes to Schedule of Portfolio Investments.

113 / Annual Report March 2016

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
Constellation Brands, Inc.
6.00%	05/01/22		$1,195,000	$1,350,350
DS Services of America, Inc.
10.00%	09/01/21	[2]	2,000,000	2,275,000

				10,374,492

Electric — 2.89%
AEP Texas Central Co.
3.85%	10/01/25	[2]	6,455,000	6,785,573
Alabama Power Capital Trust V
3.73%	10/01/42	[3]	1,300,000	1,229,648
Dominion Resources, Inc.
5.75%	10/01/54	[3]	2,875,000	2,764,313
Dominion Resources, Inc. (STEP)
4.10%	04/01/21		3,050,000	3,121,666
DPL, Inc.
6.50%	10/15/16		34,000	34,638
Duke Energy Progress LLC
3.25%	08/15/25		5,000,000	5,275,362
Duquesne Light Holdings, Inc.
6.40%	09/15/20	[2]	4,641,000	5,313,031
Dynegy, Inc.
5.88%	06/01/23		4,950,000	4,170,375
Electricite de France SA (France)
5.63%	12/29/49	[2,3,4]	1,275,000	1,169,813
Empresa Electrica Angamos SA (Chile)
4.88%	05/25/29	[2,4]	1,600,000	1,481,120
Entergy Corp.
4.00%	07/15/22		4,000,000	4,249,646
4.70%	01/15/17		3,000,000	3,055,116
FirstEnergy Transmission LLC
4.35%	01/15/25	[2]	2,000,000	2,091,413
Homer City Generation LP (PIK)
8.14%	10/01/19	[5,6]	1,701,630	1,029,486
8.73%	10/01/26	[5,7]	4,968,750	3,006,094
Ipalco Enterprises, Inc.
5.00%	05/01/18		1,700,000	1,791,890
ITC Holdings Corp.
3.65%	06/15/24		1,426,000	1,428,346
Metropolitan Edison Co.
7.70%	01/15/19		2,230,000	2,537,206
NextEra Energy Capital Holdings, Inc., Series F
2.06%	09/01/17		6,000,000	6,037,179
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		1,000,000	1,115,748
Perusahaan Gas Negara Persero TBK PT (Indonesia)
5.13%	05/16/24	[2,4]	750,000	768,375

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Public Service Co. of New Mexico
3.85%	08/01/25		$3,500,000	$3,621,599
5.35%	10/01/21		50,000	54,807
Southwestern Electric Power Co.
6.45%	01/15/19		1,885,000	2,093,580

				64,226,024

Energy — 2.41%
Boardwalk Pipelines LP
4.95%	12/15/24		1,000,000	916,276
5.88%	11/15/16		5,538,000	5,551,784
BP Capital Markets PLC (United Kingdom)
3.06%	03/17/22	[4]	2,395,000	2,433,709
Chesapeake Energy Corp.
6.63%	08/15/20		1,000,000	395,000
Devon Energy Corp.
5.85%	12/15/25		1,300,000	1,257,091
El Paso LLC (GMTN)
7.80%	08/01/31		1,175,000	1,301,607
Enbridge Energy Partners LP
5.88%	12/15/16		975,000	992,324
5.88%	10/15/25		2,500,000	2,526,395
Energy Transfer Partners LP
3.63%	11/01/66	[3]	2,911,000	1,646,462
5.15%	03/15/45		6,500,000	5,128,689
5.50%	06/01/27		3,000,000	2,422,500
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[2]	1,375,000	1,545,714
NGPL Pipe Co. LLC
7.12%	12/15/17	[2]	4,000,000	3,885,000
Noble Energy, Inc.
3.90%	11/15/24		934,000	880,295
Peabody Energy Corp.
6.00%	11/15/18		435,000	31,537
Pertamina Persero PT, Series REGS (EMTN) (Indonesia)
4.30%	05/20/23	[4]	1,000,000	978,250
Petrobras Global Finance BV (Netherlands)
5.88%	03/01/18	[4]	1,010,000	971,923
Petroleos Mexicanos (Mexico)
1.70%	12/20/22	[4]	105,000	104,932
Pioneer Natural Resources Co.
4.45%	01/15/26		2,300,000	2,330,424
Regency Energy Partners LP/Regency Energy Finance Corp.
5.88%	03/01/22		1,554,000	1,510,024
Reliance Holding USA, Inc., Series REGS
4.50%	10/19/20		1,475,000	1,591,016

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 114

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Rockies Express Pipeline LLC
5.63%	04/15/20	[2]	$2,400,000	$2,280,000
6.85%	07/15/18	[2]	700,000	701,750
Ruby Pipeline LLC
6.00%	04/01/22	[2]	1,850,000	1,804,215
Sabine Pass LNG LP
7.50%	11/30/16		2,165,000	2,229,950
7.50%	11/30/16	[2]	500,000	515,000
TC PipeLines LP
4.38%	03/13/25		3,000,000	2,628,894
Texas Eastern Transmission LP
2.80%	10/15/22	[2]	3,000,000	2,863,935
Williams Partners LP/ACMP Finance Corp.
4.88%	05/15/23		2,500,000	2,172,190

				53,596,886

Finance — 4.12%
Chase Capital VI
1.24%	08/01/28	[3]	1,500,000	1,166,250
CIT Group, Inc.
6.63%	04/01/18	[2]	1,000,000	1,053,750
Citigroup, Inc.
1.18%	08/25/36	[3]	10,300,000	6,713,288
1.30%	11/15/16		1,000,000	1,001,201
1.32%	11/24/17	[3]	1,000,000	995,523
1.58%	07/25/16	[3]	1,000,000	1,001,807
Corp. Financiera de Desarrollo SA (Peru)
3.25%	07/15/19	[2,4]	1,200,000	1,221,720
Ford Motor Credit Co. LLC
1.56%	01/09/18	[3]	400,000	395,458
1.70%	05/09/16		5,000,000	5,003,938
2.15%	01/09/18		2,500,000	2,499,246
5.00%	05/15/18		1,000,000	1,056,435
8.00%	12/15/16		3,400,000	3,553,874
General Electric Corp. (MTN)
1.00%	05/05/26	[3]	1,000,000	908,959
1.10%	08/15/36	[3]	4,085,000	3,395,325
4.65%	10/17/21		70,000	79,965
General Motors Financial Co., Inc.
2.63%	07/10/17		2,500,000	2,515,995
3.00%	09/25/17		1,000,000	1,008,125
3.10%	01/15/19		2,000,000	2,024,000
Goldman Sachs Group, Inc. (GMTN) (The)
7.50%	02/15/19		2,475,000	2,852,725
Goldman Sachs Group, Inc. (MTN) (The)
2.24%	11/29/23	[3]	8,901,000	8,857,066
3.85%	07/08/24		1,000,000	1,037,285
Goldman Sachs Group, Inc. (The)
2.90%	07/19/18		1,000,000	1,023,938

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
5.95%	01/18/18		$75,000	$80,464
Guanay Finance Ltd. (Cayman Islands)
6.00%	12/15/20	[2,4]	956,976	930,660
Huarong Finance II Co. Ltd. (EMTN) (Vietnam)
4.50%	01/16/20	[4]	1,200,000	1,263,360
International Lease Finance Corp.
6.75%	09/01/16	[2]	2,184,000	2,224,950
7.13%	09/01/18	[2]	3,000,000	3,273,750
JPMorgan Chase Capital XIII, Series M
1.58%	09/30/34	[3]	225,000	168,750
JPMorgan Chase Capital XXI, Series U
1.56%	02/02/37	[3]	7,810,000	5,506,050
JPMorgan Chase Capital XXIII
1.62%	05/15/47	[3]	7,750,000	5,337,812
Morgan Stanley
1.37%	01/05/18	[3]	2,000,000	1,993,636
Morgan Stanley (GMTN)
2.38%	07/23/19		1,600,000	1,616,947
3.88%	01/27/26		5,000,000	5,225,010
5.45%	01/09/17		2,000,000	2,065,696
5.50%	07/24/20		3,000,000	3,376,188
7.30%	05/13/19		1,740,000	2,004,012
Morgan Stanley (MTN)
5.63%	09/23/19		2,000,000	2,231,016
Raymond James Financial, Inc.
8.60%	08/15/19		530,000	635,872
SL Green Realty Corp.
5.00%	08/15/18		895,000	939,723
ZFS Finance USA Trust II
6.45%	12/15/65	[2,3]	3,325,000	3,333,312

				91,573,081

Food — 0.40%
Kraft Heinz Co.
5.20%	07/15/45	[2]	5,500,000	6,186,040
TreeHouse Foods, Inc.
6.00%	02/15/24	[2]	2,607,000	2,776,455

				8,962,495

Gaming — 0.10%
Churchill Downs, Inc.
5.38%	12/15/21	[2]	2,150,000	2,225,250

Health Care — 2.81%
AbbVie, Inc.
4.70%	05/14/45		3,400,000	3,627,316
Actavis Funding SCS (Luxembourg)
1.71%	03/12/18	[3,4]	3,000,000	3,017,367
3.80%	03/15/25	[4]	3,306,000	3,447,060

See accompanying notes to Schedule of Portfolio Investments.

115 / Annual Report March 2016

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
AstraZeneca PLC (United Kingdom)
3.38%	11/16/25	[4]	$2,000,000	$2,074,170
Biogen, Inc.
5.20%	09/15/45		3,423,000	3,814,976
Catholic Health Initiatives
4.20%	08/01/23		2,700,000	2,895,074
Celgene Corp.
3.88%	08/15/25		3,400,000	3,580,050
CHS/Community Health Systems, Inc.
5.13%	08/15/18		1,350,000	1,370,250
5.13%	08/01/21		1,000,000	1,017,500
DaVita HealthCare Partners, Inc.
5.00%	05/01/25		870,000	865,650
5.13%	07/15/24		1,150,000	1,167,250
5.75%	08/15/22		2,525,000	2,644,938
Fresenius Medical Care U.S. Finance II, Inc.
5.75%	02/15/21	[2]	3,250,000	3,534,375
Gilead Sciences, Inc.
3.65%	03/01/26		2,500,000	2,664,971
Grifols Worldwide Operations, Ltd. (Ireland)
5.25%	04/01/22	[4]	825,000	855,938
Hartford HealthCare Corp.
5.75%	04/01/44		1,525,000	1,792,882
HCA, Inc.
6.50%	02/15/20		4,175,000	4,587,281
Hologic, Inc.
5.25%	07/15/22	[2]	370,000	387,112
Molina Healthcare, Inc.
5.38%	11/15/22	[2]	379,000	391,317
Mylan NV (Netherlands)
3.00%	12/15/18	[2,4]	2,482,000	2,514,124
North Shore Long Island Jewish Health Care, Inc.
4.80%	11/01/42		650,000	677,157
6.15%	11/01/43		2,250,000	2,920,745
Pfizer, Inc.
5.20%	08/12/20		1,000,000	1,147,035
Providence Health & Services Obligated Group
1.58%	10/01/17	[3]	3,200,000	3,214,736
Tenet Healthcare Corp.
4.13%	06/15/20	[2,3]	1,500,000	1,496,250
4.50%	04/01/21		1,000,000	1,011,250
6.00%	10/01/20		1,000,000	1,070,000
Valeant Pharmaceuticals International
7.25%	07/15/22	[2]	90,000	72,450
Valeant Pharmaceuticals International, Inc. (Canada)
5.38%	03/15/20	[2,4]	2,750,000	2,251,562

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
5.63%	12/01/21	[2,4]	$1,150,000	$911,375
5.88%	05/15/23	[2,4]	250,000	196,250
WellCare Health Plans, Inc.
5.75%	11/15/20		1,150,000	1,194,562

				62,412,973

Industrials — 0.19%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
3.63%	12/15/19	[2,3,4]	2,950,000	2,913,125
Cemex Finance LLC
6.00%	04/01/24	[2]	600,000	567,480
Heathrow Funding Ltd. (United Kingdom)
4.88%	07/15/21	[2,4]	700,000	759,886

				4,240,491

Information Technology — 0.66%
Apple, Inc.
4.65%	02/23/46		5,565,000	6,089,629
Baidu, Inc. (Cayman Islands)
4.13%	06/30/25	[4]	1,100,000	1,151,446
First Data Corp.
5.00%	01/15/24	[2]	1,000,000	1,005,000
7.00%	12/01/23	[2]	848,000	859,660
Microsoft Corp.
4.45%	11/03/45		4,500,000	4,961,725
MSCI, Inc.
5.75%	08/15/25	[2]	571,000	601,691

				14,669,151

Insurance — 0.39%
Farmers Exchange Capital
7.20%	07/15/48	[2]	150,000	173,517
Farmers Exchange Capital II
6.15%	11/01/53	[2,3]	2,500,000	2,572,179
Nationwide Mutual Insurance Co.
2.92%	12/15/24	[2,3]	3,825,000	3,715,031
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[2,3]	2,125,000	2,119,106

				8,579,833

Materials — 0.01%
Barrick Gold Corp. (Canada)
4.10%	05/01/23	[4]	159,000	156,035

Real Estate Investment Trust (REIT) — 2.62%
Alexandria Real Estate Equities, Inc.
3.90%	06/15/23		1,650,000	1,672,803
4.60%	04/01/22		1,000,000	1,077,301

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 116

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Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
American Campus Communities Operating Partnership LP
3.35%	10/01/20		$1,735,000	$1,778,280
AvalonBay Communities, Inc. (GMTN)
2.95%	09/15/22		250,000	250,828
3.63%	10/01/20		1,500,000	1,570,232
5.75%	09/15/16		1,705,000	1,738,575
Boston Properties LP
5.63%	11/15/20		1,750,000	1,993,659
5.88%	10/15/19		200,000	223,867
CBL & Associates LP
4.60%	10/15/24		1,830,000	1,668,962
Education Realty Operating Partnership LP
5.75%	06/15/17		1,805,000	1,901,268
Essex Portfolio LP
5.50%	03/15/17		2,197,000	2,276,810
HCP, Inc.
3.88%	08/15/24		2,000,000	1,960,104
4.00%	06/01/25		1,110,000	1,068,718
4.25%	11/15/23		945,000	949,279
5.63%	05/01/17		100,000	103,818
Healthcare Realty Trust, Inc.
5.75%	01/15/21		1,250,000	1,392,732
Highwoods Realty LP
5.85%	03/15/17		4,042,000	4,186,857
7.50%	04/15/18		800,000	879,080
Liberty Property LP (MTN)
7.50%	01/15/18		900,000	979,990
Mid-America Apartments LP
6.05%	09/01/16		3,000,000	3,057,239
Post Apartment Homes LP
3.38%	12/01/22		100,000	99,995
4.75%	10/15/17		270,000	279,324
SL Green Realty Corp.
7.75%	03/15/20		2,375,000	2,794,043
Vereit Operating Partnership LP
2.00%	02/06/17		3,700,000	3,690,750
WEA Finance LLC/Westfield UK & Europe Finance PLC
1.75%	09/15/17	[2]	6,405,000	6,371,104
2.70%	09/17/19	[2]	1,500,000	1,509,496
Welltower, Inc.
4.25%	04/01/26		5,000,000	5,077,282
4.95%	01/15/21		1,020,000	1,109,992
6.20%	06/01/16		6,520,000	6,569,121

				58,231,509

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Retail — 0.37%
CVS Health Corp.
4.88%	07/20/35		$4,385,000	$4,900,553
Walgreens Boots Alliance, Inc.
1.07%	05/18/16	[3]	3,220,000	3,220,547

				8,121,100

Transportation — 0.92%
America West Airlines Pass-Through Trust, Series 2001-1, Class G
7.10%	04/02/21		1,550,310	1,658,831
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21		47,702	50,860
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		4,158,777	4,452,490
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		26,530	27,133
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	08/02/20		2,506,533	2,680,424
Continental Airlines Pass-Through Trust, Series 1999-2, Class A1
7.26%	03/15/20		1,803,482	1,934,235
Continental Airlines Pass-Through Trust, Series 2000-1, Class A-1
8.05%	11/01/20		501,680	553,403
Continental Airlines Pass-Through Trust, Series 2000-2, Class A1
7.71%	10/02/22		824,160	893,956
Continental Airlines Pass-Through Trust, Series 2001-1, Class A1
6.70%	06/15/21		94,176	98,795
Continental Airlines Pass-Through Trust, Series 2007, Class 1A
5.98%	04/19/22		2,568,742	2,851,304
Continental Airlines Pass-Through Trust, Series 2012-1, Class B
6.25%	04/11/20		55,996	58,201
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		1,070,602	1,216,472
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G2
1.07%	11/15/16	[3]	1,200,000	1,191,000
U.S. Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		1,206,124	1,347,844
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		103,811	116,138

See accompanying notes to Schedule of Portfolio Investments.

117 / Annual Report March 2016

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
UAL Pass-Through Trust, Series 2009-2A, Class 2
9.75%	01/15/17		$1,292,748	$1,358,161

				20,489,247

Total Corporates
(Cost $575,485,350)				577,196,900

FOREIGN GOVERNMENT OBLIGATIONS — 1.25%
Foreign Government Obligations — 1.25%
Brazilian Government International Bond (Brazil)
4.88%	01/22/21	[4]	1,300,000	1,316,250
Colombia Government International Bond (Colombia)
4.38%	07/12/21	[4]	2,000,000	2,090,000
Croatia Government International Bond, Series REGS (Croatia)
6.63%	07/14/20	[4]	2,000,000	2,200,500
Export Credit Bank of Turkey (Turkey)
5.00%	09/23/21	[2,4]	1,200,000	1,208,310
Hazine Mustesarligi Varlik Kiralama AS (Turkey)
4.56%	10/10/18	[2,4]	1,200,000	1,239,000
Hungary Government International Bond (Hungary)
5.75%	11/22/23	[4]	1,600,000	1,824,000
Kazakhstan Government International Bond, Series REGS (EMTN) (Kazakhstan)
5.13%	07/21/25	[4]	1,000,000	1,033,250
Lithuania Government International Bond, Series REGS (Lithuania)
7.38%	02/11/20	[4]	1,200,000	1,422,822
Magyar Export-Import Bank Zrt (Hungary)
4.00%	01/30/20	[2,4]	900,000	915,109
Mexico Government International Bond (GMTN) (Mexico)
3.50%	01/21/21	[4]	1,500,000	1,556,250
Perusahaan Penerbit SBSN, Indonesia III (Indonesia)
4.35%	09/10/24	[2,4]	1,300,000	1,301,430
Philippine Government International Bond (Philippines)
4.20%	01/21/24	[4]	2,000,000	2,268,600
Republic of Serbia, Series REGS (Serbia)
4.88%	02/25/20	[4]	1,200,000	1,221,000
Romanian Government International Bond, Series REGS (EMTN) (Romania)
4.88%	01/22/24	[4]	2,000,000	2,207,600
Russian Foreign Bond - Eurobond, Series REGS (Russia)
5.00%	04/29/20	[4]	3,000,000	3,157,077

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
South Africa Government International Bond (South Africa)
4.67%	01/17/24	[4]	$1,100,000	$1,114,300
Sri Lanka Government International Bond (Sri Lanka)
6.25%	07/27/21	[4]	1,200,000	1,177,680
Venezuela Government International Bond, Series REGS (Venezuela)
7.75%	10/13/19	[4]	1,500,000	571,950

Total Foreign Government Obligations
(Cost $28,254,187)				27,825,128

MORTGAGE-BACKED — 46.77%**
Commercial Mortgage-Backed — 13.83%
1211 Avenue of the Americas Trust, Series 2015-1211, Class A1A2
3.90%	08/10/35	[2]	2,155,000	2,333,721
225 Liberty Street Trust, Series 2016-225L, Class A
3.60%	02/10/36	[2]	3,615,000	3,845,559
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A3
5.37%	10/10/45		564,273	564,363
Banc of America Commercial Mortgage Trust, Series 2007-5, Class A4
5.49%	02/10/51		15,422,430	15,803,056
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2006-3, Class A4
5.89%	07/10/44	[3]	2,721,877	2,724,797
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2013-WBRK, Class A
3.53%	03/10/37	[2,3]	3,690,000	3,851,630
Bayview Commercial Asset Trust, Series 2004-2, Class A
0.86%	08/25/34	[2,3]	1,963,861	1,808,274
Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR3, Class E
5.00%	02/11/41	[3]	108,590	108,677
Bear Stearns Commercial Mortgage Securities, Series Trust 2004-PWR5, Class F
5.48%	07/11/42	[2,3]	1,990,000	2,074,487
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
2.16%	09/10/45	[2,3,5]	71,553,866	5,478,758
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class A
3.25%	05/10/35	[2]	2,580,000	2,684,093

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 118

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Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Citigroup Commercial Mortgage Trust, Series 2013-GC17, Class A4
4.13%	11/10/46		$2,607,000	$2,883,435
Commercial Mortgage Trust, Series 2012-LC-4, Class A2
2.26%	12/10/44		4,236,622	4,253,493
Commercial Mortgage Trust, Series 2013-CR12, Class A4
4.05%	10/10/46		7,055,000	7,780,973
Commercial Mortgage Trust, Series 2013-CR6, Class A1
0.72%	03/10/46		1,417,981	1,410,090
Commercial Mortgage Trust, Series 2013-WWP, Class A2
3.42%	03/10/31	[2]	3,070,000	3,234,383
Commercial Mortgage Trust, Series 2014-277P, Class A
3.61%	08/10/49	[2,3]	3,660,000	3,912,192
Commercial Mortgage Trust, Series 2015-3BP, Class A
3.18%	02/10/35	[2]	3,820,000	3,945,097
Commercial Mortgage Trust, Series 2016-787S, Class A
3.55%	02/01/36	[2,3]	3,340,000	3,516,971
Commercial Mortgage Trust, Series 2016-CR28, Class A4
3.76%	02/10/49		7,325,000	7,866,116
Credit Suisse Mortgage Trust, Series 2007-C2, Class A1A
5.53%	01/15/49	[3]	1,864,610	1,911,051
DBRR Trust, Series 2012-EZ1, Class C
2.06%	09/25/45	[2]	3,255,052	3,243,495
DBRR Trust, Series 2013-EZ3, Class A
1.64%	12/18/49	[2,3]	1,265,855	1,265,260
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1
3.74%	11/10/46	[2]	1,505,487	1,509,717
DBUBS Mortgage Trust, Series 2011-LC2A, Class A1
3.53%	07/10/44	[2]	5,876,438	6,103,180
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2
3.39%	07/10/44	[2]	4,655,165	4,662,858
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2
3.64%	08/10/44		8,513,526	8,524,673
First Union Commercial Mortgage Trust, Series 1999-C1, Class F
5.35%	10/15/35	[2]	284,295	284,427
GE Business Loan Trust, Series 2006-2A, Class A
0.62%	11/15/34	[2,3]	6,710,370	6,358,426

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
GS Mortgage Securities Trust, Series 2010-C1, Class A1
3.68%	08/10/43	[2]	$3,295,503	$3,425,664
GS Mortgage Securities Trust, Series 2012-GC6, Class A2
2.54%	01/10/45		11,172,116	11,214,210
GS Mortgage Securities Trust, Series 2012-GC6, Class XA
2.05%	01/10/45	[2,3,5]	60,538,413	5,122,712
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class XA
0.96%	08/15/46	[3,5]	47,687,480	1,562,948
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class XA
1.38%	11/15/45	[3,5]	31,598,672	1,806,060
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-LN2, Class A2
5.12%	07/15/41		1,305,436	1,307,225
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB17, Class ASB
5.42%	12/12/43		254	254
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A1A
5.40%	05/15/45		1,747,706	1,756,564
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A1A
5.26%	05/15/47		8,765,929	8,899,259
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3
5.34%	05/15/47		4,563,345	4,633,446
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-C1, Class ASB
5.86%	02/15/51		131,705	133,774
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB19, Class ASB
5.68%	02/12/49	[3]	56,734	57,379
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class A1
3.85%	06/15/43	[2]	84,022	83,958
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A1
3.30%	08/05/32	[2]	2,246,154	2,306,811
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A2
4.31%	08/05/32	[2]	7,385,000	7,996,581

See accompanying notes to Schedule of Portfolio Investments.

119 / Annual Report March 2016

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Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class XA
1.07%	02/15/46	[2,3,5]	$35,814,599	$1,200,219
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A2
3.67%	02/15/46	[2]	2,697,119	2,743,227
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class A2
3.15%	08/15/46		6,524,219	6,569,660
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-PLSD, Class A2
3.36%	11/13/28	[2]	2,800,000	2,824,293
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class A2
2.21%	05/15/45		3,675,843	3,693,731
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CIBX, Class A3
3.14%	06/15/45		2,148,032	2,186,387
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2
5.30%	11/15/38		2,011,068	2,012,981
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2005-2A, Class 1A
0.68%	09/25/30	[2,3]	2,574,080	2,400,550
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2006-2A, Class 1A
0.63%	09/25/36	[2,3]	3,039,226	2,901,169
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4
5.84%	06/12/50	[3]	7,410,000	7,630,414
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A2
1.87%	11/15/45		3,720,000	3,735,145
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A3
2.51%	11/15/45		947,000	968,789
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45		1,360,000	1,400,761
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A1
0.74%	02/15/46		4,025,980	4,010,198
Morgan Stanley Capital I Trust, Series 2001-C3, Class A2
3.22%	07/15/49		2,978,246	2,986,317
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4
5.33%	12/15/43		86,195	86,967

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Morgan Stanley Capital I Trust, Series 2007-HQ12, Class A5
5.72%	04/12/49	[3]	$387,760	$387,908
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A2
5.61%	04/15/49		7,799,216	7,809,654
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A4
5.69%	04/15/49	[3]	10,670,000	10,866,648
Morgan Stanley Capital I Trust, Series 2012-C4, Class A4
3.24%	03/15/45		1,200,000	1,260,207
Morgan Stanley Capital I Trust, Series 2015-420, Class A
3.73%	10/11/50	[2]	2,785,000	2,952,912
OBP Depositor LLC Trust, Series 2010-OBP, Class A
4.65%	07/15/45	[2]	1,860,000	2,060,497
RBS Commercial Funding Trust, Series 2013-GSP, Class A
3.83%	01/13/32	[2,3]	3,460,000	3,744,171
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4
3.18%	03/10/46		1,784,000	1,850,820
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3
5.25%	12/15/43		6,713,564	6,751,367
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A4
5.31%	12/15/43		6,800,000	6,818,442
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A2
5.70%	06/15/49	[3]	15,476,774	15,558,157
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3
5.70%	06/15/49	[3]	13,000,000	13,307,391
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2
4.39%	11/15/43	[2]	4,555,000	4,959,781
WF-RBS Commercial Mortgage Trust, Series 2010-C8, Class A3
3.00%	08/15/45		1,380,000	1,434,078
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A2
3.45%	06/15/44	[2]	5,435,794	5,443,518
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A3
4.39%	06/15/44	[2]	5,000,000	5,268,998
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A2
2.68%	11/15/44		110,000	110,393

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 120

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Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class XA
1.93%	11/15/44	[2,3,5]	$28,272,817	$1,960,658
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class A3
2.87%	11/15/45		1,185,000	1,232,635
WF-RBS Commercial Mortgage Trust, Series 2014-C23, Class XA
0.71%	10/15/57	[3,5]	55,034,072	2,143,208

				307,522,348

Non-Agency Mortgage-Backed — 25.63%
Aames Mortgage Investment Trust, Series 2006-1, Class A4
0.99%	04/25/36	[3]	2,082,000	1,842,188
Accredited Mortgage Loan Trust, Series 2006-1, Class A4
0.72%	04/25/36	[3]	7,000,000	6,101,277
ACE Securities Corp., Series 2006-OP2, Class A2C
0.58%	08/25/36	[3]	872,395	754,237
ACE Securities Corp., Series 2007-ASP1, Class A2D
0.81%	03/25/37	[3]	3,794,589	2,241,412
Adjustable Rate Mortgage Trust, Series 2005-4, Class 5A1
2.72%	08/25/35	[3]	4,391,024	4,016,419
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
0.66%	09/25/35	[3]	575,711	551,479
Adjustable Rate Mortgage Trust, Series 2007-1, Class 1A1
2.96%	03/25/37	[3]	7,335,504	5,891,965
Asset-Backed Funding Certificates, Series 2007-NC1, Class A2
0.73%	05/25/37	[2,3]	6,032,000	4,346,825
Asset-Backed Funding Certificates, Series 2007-WMC1, Class A2B
1.43%	06/25/37	[3]	3,536,102	2,609,586
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE9, Class M1
1.41%	12/25/34	[3]	2,558,005	2,316,734
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE1, Class A4
0.73%	01/25/36	[3]	5,000,000	4,458,251
Banc of America Alternative Loan Trust, Series 2003-3, Class A4
5.75%	05/25/33		1,101,395	1,110,439
Banc of America Alternative Loan Trust, Series 2003-4, Class 1A5
5.50%	06/25/33		1,112,242	1,107,220

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
5.50%	10/25/33		$1,939,317	$1,991,430
Banc of America Alternative Loan Trust, Series 2003-9, Class 1CB5
5.50%	11/25/33		829,082	848,356
Banc of America Alternative Loan Trust, Series 2005-2, Class 4A1
5.50%	03/25/20		109,087	108,764
Banc of America Funding Trust, Series 2004-B, Class 5A1
3.04%	11/20/34	[3]	765,620	725,136
Banc of America Funding Trust, Series 2006-D, Class 3A1
2.87%	05/20/36	[3]	2,802,614	2,461,702
Banc of America Funding Trust, Series 2006-G, Class 2A1
0.65%	07/20/36	[3]	3,966,650	3,682,347
Banc of America Funding Trust, Series 2006-G, Class 2A4
0.72%	07/20/36	[3]	3,977,168	3,694,176
Banc of America Mortgage Securities, Inc., Series 2005-K, Class 2A1
2.91%	12/25/35	[3]	4,326,415	3,718,478
BCAP LLC Trust, Series 2007-AA1, Class 2A1
0.61%	03/25/37	[3]	8,025,559	6,710,534
BCAP LLC Trust, Series 2009-RR4, Class 1A1
9.50%	06/26/37	[2]	755,297	808,137
BCAP LLC Trust, Series 2012-R11, Class 11A1
2.74%	09/26/36	[2,3]	1,003,750	1,003,939
BCAP LLC Trust, Series 2013-RR2, Class 6A1
3.00%	06/26/37	[2,3]	470,995	469,644
BCAP LLC Trust, Series 2015-RR2, Class 23A1
0.64%	03/28/37	[2,3]	4,892,529	4,768,087
Bear Stearns ALT-A Trust, Series 2005-2, Class 2A4
2.69%	04/25/35	[3]	4,954,863	4,707,475
Bear Stearns ARM Trust, Series 2005-2, Class A1
3.09%	03/25/35	[3]	471,501	470,737
Bear Stearns ARM Trust, Series 2005-9, Class A1
2.66%	10/25/35	[3]	7,553,362	7,293,528
Bear Stearns Asset-Backed Securities Trust, Series 2005-AC6, Class 1A3
5.50%	09/25/35	[3]	959,259	951,286

See accompanying notes to Schedule of Portfolio Investments.

121 / Annual Report March 2016

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Asset-Backed Securities Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		$216,204	$204,013
Bear Stearns Asset-Backed Securities Trust, Series 2006-HE9, Class 1A2
0.58%	11/25/36	[3]	2,307,296	1,924,088
Centex Home Equity Loan Trust, Series 2005-D, Class M1
0.86%	10/25/35	[3]	147,531	147,540
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
0.68%	06/25/36	[3]	8,450,000	7,852,552
Chase Funding Trust, Series 2007-A1, Class 8A1
2.76%	02/25/37	[3]	2,532,965	2,550,877
CIM Trust, Series 2015-3AG, Class A1
2.19%	10/25/57	[2,3]	8,184,741	8,061,613
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 1A1
0.69%	11/25/35	[3]	124,520	89,708
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR3, Class 1A2A
4.87%	06/25/36	[3]	729,548	692,433
Citigroup Mortgage Loan Trust, Inc., Series 2006-HE2, Class A2D
0.67%	08/25/36	[3]	2,300,000	2,003,154
Citigroup Mortgage Loan Trust, Inc., Series 2006-NC1, Class A2C
0.57%	08/25/36	[3]	3,064,058	2,900,394
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A
0.58%	08/25/36	[3]	223,061	217,408
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A4
0.63%	01/25/37	[3]	4,000,000	3,699,791
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.61%	03/25/37	[3]	2,332,176	2,312,681
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A4
0.78%	03/25/37	[3]	10,233,000	9,390,887
Conseco Financial Corp., Series 1998-6, Class A8
6.66%	06/01/30		57,243	61,557
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1
1.83%	01/25/36	[3]	9,046,172	8,016,817
Countrywide Alternative Loan Trust, Series 2006-HY12, Class A5
3.55%	08/25/36	[3]	9,993,256	9,501,188

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB7, Class 3A
2.62%	11/20/34	[3]	$79,772	$77,487
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 1A2
0.72%	04/25/35	[3]	9,295,395	7,846,194
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-4, Class 4A1
1.01%	02/25/35	[3]	47,197	39,430
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
0.73%	05/25/35	[3]	198,027	169,509
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-J2, Class 2A1
1.08%	07/25/37	[3]	2,406,259	1,423,253
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR26, Class 3A1
2.61%	11/25/33	[3]	1,913,024	1,897,128
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 9A1
2.33%	06/25/34	[3]	535,787	521,566
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-11, Class 1A1
6.50%	12/25/35		1,101,172	840,822
Credit Suisse Mortgage Trust, Series 2006-8, Class 3A1
6.00%	10/25/21		384,501	370,946
Credit Suisse Mortgage Trust, Series 2013-3R, Class 5A1
2.72%	10/27/36	[2,3]	1,073,163	1,069,809
Credit Suisse Mortgage Trust, Series 2014-CIM1, Class A1
2.19%	01/25/58	[2,3]	11,755,230	11,759,344
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF4 (STEP)
3.39%	01/25/36		2,777,472	2,055,152
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF3 (STEP)
3.54%	12/25/36		1,000,000	709,192
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB3, Class AV4
0.69%	03/25/36	[3]	2,900,000	2,205,612

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 122

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A2
0.54%	11/25/36	[3]	$6,843,184	$3,591,039
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1, Class AF2 (STEP)
3.96%	01/25/37		300,642	153,611
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
4.50%	02/25/37		8,725,447	6,174,111
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.50%	02/25/37		2,088,363	1,477,606
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB3, Class A3 (STEP)
3.98%	03/25/37		3,836,666	2,260,754
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A1A
0.53%	04/25/37	[3]	6,232,650	5,563,400
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
0.50%	04/25/37	[3]	2,521,353	1,598,457
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 2A1A
0.79%	01/19/45	[3]	1,626,897	1,291,141
DSLA Mortgage Loan Trust, Series 2005-AR6, Class 2A1A
0.72%	10/19/45	[3]	9,283,594	7,611,678
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
0.63%	10/19/36	[3]	8,842,377	7,106,236
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 2A1A
0.57%	04/19/48	[3]	3,502,676	2,779,892
First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2C
0.59%	10/25/36	[3]	1,393,543	897,966
First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2D
0.64%	12/25/37	[3]	2,529,603	1,576,978
First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4
0.68%	07/25/37	[3]	1,663,216	1,064,353
First Franklin Mortgage Loan Trust, Series 2007-FF1, Class A2D
0.66%	01/25/38	[3]	7,401,112	4,645,391

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2B
0.54%	03/25/37	[3]	$1,022,388	$628,813
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
2.43%	09/25/34	[3]	1,657,359	1,609,949
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A3
2.43%	09/25/34	[3]	2,548,501	2,475,601
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA7, Class 1A1
2.29%	02/25/35	[3]	435,829	368,603
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA10, Class 1A1
2.39%	12/25/35	[3]	3,745,021	3,053,083
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA12, Class 2A1
2.38%	02/25/36	[3]	5,978,106	5,101,158
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA2, Class 2A1
2.65%	04/25/35	[3]	6,670,991	6,500,526
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1
2.48%	09/25/35	[3]	9,497,935	8,253,645
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA8, Class 2A1
2.67%	10/25/35	[3]	10,008,535	8,225,052
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1
2.47%	11/25/35	[3]	5,315,599	4,664,948
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA1, Class 1A1
2.56%	03/25/36	[3]	5,983,003	4,967,460
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA7, Class A1
2.36%	01/25/37	[3]	8,776,113	7,076,866
First Horizon Alternative Mortgage Securities, Series 2005-AA3, Class 3A1
2.43%	05/25/35	[3]	7,302,679	6,689,921
First Horizon Mortgage Pass-Through Trust, Series 2004-AR5, Class 2A1
2.75%	10/25/34	[3]	104,702	101,706
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 1A1
2.76%	09/25/35	[3]	7,050,873	6,309,530
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1
2.64%	10/25/35	[3]	324,049	267,426
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1
2.75%	11/25/35	[3]	4,707,906	4,252,916

See accompanying notes to Schedule of Portfolio Investments.

123 / Annual Report March 2016

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Mortgage Pass-Through Trust, Series 2007-AR2, Class 1A2
2.70%	08/25/37	[3]	$342,371	$272,575
GE Business Loan Trust, Series 2007-1A, Class A
0.61%	04/16/35	2,[3]	9,636,283	8,856,155
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 2A1
3.17%	09/19/35	[3]	3,361,446	2,917,413
GMAC Mortgage Corp. Loan Trust, Series 2005-AR5, Class 3A1
3.16%	09/19/35	[3]	5,406,879	5,153,845
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
3.29%	04/19/36	[3]	6,145,592	5,401,342
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[2,3]	8,914	9,135
GreenPoint Mortgage Funding Trust, Series 2005-HY1, Class 2A
0.72%	07/25/35	[3]	6,201,408	5,658,980
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
0.61%	01/25/47	[3]	280,222	269,178
GSAA Home Equity Trust, Series 2006-4, Class 4A2
0.66%	03/25/36	[3]	358,028	341,786
GSR Mortgage Loan Trust, Series 2005-4F, Class 4A3
5.50%	05/25/35		47,861	48,400
GSR Mortgage Loan Trust, Series 2005-7F, Class 3A3 (IO)
5.07%	09/25/35	[3,5]	64,153	4,571
GSR Mortgage Loan Trust, Series 2005-AR4, Class 5A1
2.85%	07/25/35	[3]	3,357,411	3,210,871
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1
2.85%	04/25/36	[3]	623,732	553,881
GSR Mortgage Loan Trust, Series 2007-AR2, Class 5A1A
2.78%	05/25/47	[3]	2,466,103	2,162,858
Impac CMB Trust, Series 2005-2, Class 1A1
0.95%	04/25/35	[3]	8,555,364	7,817,054
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A1
2.79%	09/25/35	[3]	2,742,162	2,272,723
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1
3.03%	10/25/35	[3]	5,170,995	4,230,246

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 1A3
0.70%	10/25/36	[3]	$11,843,440	$7,821,817
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 3A1
2.82%	05/25/36	[3]	1,038,675	874,470
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		80,732	83,767
JPMorgan Mortgage Acquisition Trust, Series 2007-CH1, Class MV1
0.67%	11/25/36	[3]	8,500,000	7,879,901
JPMorgan Mortgage Acquisition Trust, Series 2007-CH5, Class A4
0.59%	05/25/37	[3]	1,773,000	1,635,481
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1
2.76%	08/25/35	[3]	117,836	111,893
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
2.82%	05/25/36	[3]	94,436	78,352
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2
5.88%	06/25/21		673,582	638,212
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2
5.50%	03/25/22		441,489	443,662
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		19,221	19,553
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class 1A4
0.68%	06/25/37	[2,3]	6,679,622	5,981,902
Lehman XS Trust, Series 2005-4, Class 1A3
1.23%	10/25/35	[3]	263,027	243,798
Lehman XS Trust, Series 2005-5N, Class 3A1A
0.73%	11/25/35	[3]	9,306,578	7,914,384
Lehman XS Trust, Series 2006-1, Class 1A1
0.68%	02/25/36	[3]	2,861,351	2,774,482
Luminent Mortgage Trust, Series 2007-2, Class 1A3
0.65%	05/25/37	[3]	1,026,309	949,165
MASTR Adjustable Rate Mortgages Trust, Series 2003-7, Class 3A1
2.26%	11/25/33	[3]	564,202	561,051
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 8A1
4.59%	10/25/34	[3]	1,114,153	1,083,969

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 124

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Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
2.50%	04/25/34	[3]	$185,557	$177,806
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 4A1
2.78%	02/25/36	[3]	246,222	237,219
MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A2
0.54%	03/25/47	[3]	1,434,384	1,408,834
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4
0.71%	05/25/37	[3]	3,150,000	2,054,553
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D
0.76%	04/25/37	[3,5]	883,581	117,501
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2, Class 1A1
3.00%	08/25/36	[3]	4,350,978	4,008,413
Merrill Lynch Mortgage Investors Trust, Series 2003-A6, Class 2A
2.77%	10/25/33	[3]	467,531	462,556
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		96,310	110,862
Morgan Stanley Capital I Trust, Series 2006-NC2, Class A2D
0.72%	02/25/36	[3]	5,061,597	4,392,148
Morgan Stanley Home Equity Loan Trust, Series 2006-2, Class A4
0.71%	02/25/36	[3]	5,596,080	5,119,049
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
2.30%	09/25/34	[3]	1,178,050	1,115,695
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 1A1
0.71%	11/25/35	[3]	231,174	222,806
Morgan Stanley Mortgage Loan Trust, Series 2006-2, Class 1A
5.25%	02/25/21		376,544	360,266
Morgan Stanley Resecuritization Trust, Series 2013-R3, Class 12A
2.92%	01/26/47	[2,3]	508,156	505,756
Morgan Stanley Resecuritization Trust, Series 2014-R9, Class 3A
1.16%	11/26/46	[2,3]	6,720,988	6,534,779
MortgageIT Trust, Series 2005-2, Class 2A
2.09%	05/25/35	[3]	4,497,371	4,389,096
MortgageIT Trust, Series 2005-4, Class A1
0.71%	10/25/35	[3]	7,654,123	6,816,297
MortgageIT Trust, Series 2005-5, Class A1
0.69%	12/25/35	[3]	1,203,804	1,052,062

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
New Century Home Equity Loan Trust, Series 2005-2, Class M1
0.86%	06/25/35	[3]	$1,239,874	$1,250,655
New Century Home Equity Loan Trust, Series 2005-D, Class A2D
0.76%	02/25/36	[3]	6,264,000	5,802,218
New York Mortgage Trust, Series 2005-3, Class A1
0.67%	02/25/36	[3]	1,887,615	1,747,570
Nomura Asset Acceptance Corp., Series 2005-AR4, Class 4A1
3.32%	08/25/35	[3]	8,569,503	8,082,982
Oakwood Mortgage Investors, Inc., Series 2000-A, Class A5
8.16%	09/15/29	[3]	12,347,927	8,618,301
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
0.74%	06/25/47	[3]	5,152,000	3,447,461
Residential Accredit Loans Trust, Series 2005-QA13, Class 2A1
3.75%	12/25/35	[3]	4,677,716	3,883,287
Residential Accredit Loans Trust, Series 2005-QA4, Class A41
3.13%	04/25/35	[3]	488,927	475,759
Residential Accredit Loans Trust, Series 2005-QA7, Class A21
3.05%	07/25/35	[3]	2,704,535	2,407,905
Residential Accredit Loans Trust, Series 2005-QA8, Class CB21
3.37%	07/25/35	[3]	2,024,767	1,613,645
Residential Accredit Loans Trust, Series 2005-SP1, Class 4A1
7.00%	09/25/34		217,147	234,487
Residential Accredit Loans Trust, Series 2006-QS13, Class 2A1
5.75%	09/25/21		329,830	314,411
Residential Accredit Loans Trust, Series 2006-QS16, Class A6
6.00%	11/25/36		1,224,946	985,178
Residential Accredit Loans Trust, Series 2007-QS1, Class 2AV (IO)
0.17%	01/25/37	[3,5]	5,264,788	38,099
Residential Asset Securities Trust, Series 2004-KS9, Class AII4
1.03%	10/25/34	[3]	23,244	17,110
Residential Asset Securities Trust, Series 2005-KS12, Class A3
0.75%	01/25/36	[3]	1,126,304	1,118,462
Residential Asset Securities Trust, Series 2006-A9CB, Class A9
6.00%	09/25/36		7,290,803	4,758,944

See accompanying notes to Schedule of Portfolio Investments.

125 / Annual Report March 2016

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Funding Mortgage Securities Trust, Series 2007-SA2, Class 1A
3.26%	04/25/37	[3]	$419,707	$289,517
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR2, Class A2
0.66%	02/25/37	[3]	1,873,358	928,304
Securitized Asset Backed Receivables LLC Trust, Series 2007-BR4, Class A2B
0.63%	05/25/37	[3]	3,415,748	1,999,213
Securitized Asset Backed Receivables LLC Trust, Series 2007-NC1, Class A2B
0.58%	12/25/36	[3]	3,998,718	2,099,810
Soundview Home Loan Trust, Series 2007-WMC1, Class 3A3
0.69%	02/25/37	[3]	1,251,741	478,813
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
2.83%	09/25/34	[3]	1,635,031	1,608,984
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 4A2
2.81%	03/25/34	[3]	2,608,138	2,566,230
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1
2.58%	06/25/35	[3]	3,079,868	2,857,432
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 2A
2.71%	11/25/35	[3]	3,092,905	2,629,898
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class 1A3
2.83%	04/25/35	[3]	7,680,851	7,166,571
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-11, Class 1A1
0.59%	12/25/36	[3]	319,662	269,724
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 22A1
2.20%	05/25/36	[3]	841,653	517,940
Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 1A1
0.64%	05/25/46	[3]	707,198	520,226
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-2XS, Class 2A2
1.94%	02/25/35	[3]	327,324	312,740
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-4XS, Class 2A1A
2.19%	03/25/35	[3]	4,177,224	3,956,994
Structured Asset Securities Corp., Series 2002-11A, Class 2A1
2.91%	06/25/32	[3]	138,549	134,652
Structured Asset Securities Corp., Series 2003-34A, Class 3A3
2.76%	11/25/33	[3]	183,841	180,586

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-04, Class 3A1
3.03%	10/25/37	[3]	$4,617,600	$4,055,998
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-S1, Class 2A1
2.93%	01/25/37	[3]	2,142,800	2,115,944
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-S1, Class 5A1
3.67%	01/25/37	[3]	1,442,279	1,415,652
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A2
0.54%	01/25/37	[3]	4,436,153	2,341,168
WaMu Mortgage Pass-Through Certificates, Series 2004-AR13, Class A1A
1.15%	11/25/34	[3]	421,147	381,336
WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1
2.58%	01/25/35	[3]	1,692,061	1,690,856
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
0.85%	05/25/44	[3]	287,650	271,003
WaMu Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A
1.07%	01/25/45	[3]	301,685	281,135
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
0.75%	08/25/45	[3]	1,067,556	980,800
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
2.43%	10/25/35	[3]	4,093,761	3,918,616
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
0.72%	10/25/45	[3]	2,588,995	2,389,834
WaMu Mortgage Pass-Through Certificates, Series 2005-AR14, Class 2A1
2.60%	12/25/35	[3]	77,251	70,896
WaMu Mortgage Pass-Through Certificates, Series 2005-AR16, Class 1A3
2.57%	12/25/35	[3]	4,224,586	3,972,113
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21
0.76%	01/25/45	[3]	1,960,790	1,814,466
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
0.66%	04/25/45	[3]	2,241,452	2,093,411
WaMu Mortgage Pass-Through Certificates, Series 2005-AR9, Class A1A
1.07%	07/25/45	[3]	2,139,209	2,001,740
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1A
1.26%	05/25/46	[3]	4,780,098	4,338,001

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 126

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A
1.33%	07/25/46	[3]	$9,982,272	$8,050,883
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 1A1
2.35%	03/25/37	[3]	4,621,481	3,830,908
WaMu Mortgage Pass-Through Certificates, Series 2007-OA2, Class 1A
1.05%	03/25/47	[3]	9,896,111	7,413,964
WaMu Mortgage Pass-Through Certificates, Series 2007-OA5, Class 1A
1.10%	06/25/47	[3]	3,304,551	2,609,590
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1
6.25%	11/25/37		83,050	79,936
Wells Fargo Home Equity Trust, Series 2006-1, Class A4
0.68%	07/25/36	[3]	5,675,500	5,414,800
Wells Fargo Home Equity Trust, Series 2006-2, Class A3
0.57%	07/25/36	[3]	2,835	2,843
Wells Fargo Home Equity Trust, Series 2007-1, Class A3
0.75%	03/25/37	[3]	4,690,000	2,992,960
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR4, Class 1A1
3.51%	04/25/36	[3]	418,438	387,253
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 7A1
2.74%	10/25/35	[3]	2,631,802	2,557,684
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A2
2.81%	07/25/36	[3]	497,632	478,982
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1
2.74%	10/25/36	[3]	2,419,536	2,184,426
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A1
2.84%	03/25/36	[3]	4,166,371	4,118,968
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR8, Class 3A2
2.85%	04/25/36	[3]	4,097,035	3,949,778

				569,596,371

U.S. Agency Mortgage-Backed — 7.31%
Fannie Mae Pool 463617
4.91%	10/01/19		4,052,147	4,472,865
Fannie Mae Pool 463901
4.52%	11/01/19		4,121,312	4,522,694
Fannie Mae Pool 467626
3.74%	05/01/18		3,971,635	4,141,215

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 468048
4.41%	05/01/21		$1,710,725	$1,906,449
Fannie Mae Pool 468861
3.84%	08/01/21		4,017,274	4,393,853
Fannie Mae Pool 957395
5.40%	06/01/18		3,532,569	3,804,973
Fannie Mae Pool 958777
4.43%	05/01/19		5,223,285	5,659,587
Fannie Mae Pool AE0134
4.40%	02/01/20		890,000	981,225
Fannie Mae Pool AE0918
3.66%	10/01/20		320,561	346,171
Fannie Mae Pool AL0151
4.38%	04/01/21		444,709	490,330
Fannie Mae Pool AL0600
4.30%	07/01/21		133,570	148,810
Fannie Mae Pool AL2293
4.38%	06/01/21		4,840,762	5,379,315
Fannie Mae Pool AM4125
3.74%	08/01/23		3,005,000	3,308,014
Fannie Mae Pool AN0026
3.48%	11/01/35		3,702,700	3,890,961
Fannie Mae Pool AN0461
3.35%	01/01/28		5,775,000	6,179,574
Fannie Mae Pool AN0564
3.20%	03/01/31		7,500,000	7,689,017
Fannie Mae Pool AN0971
3.11%	02/01/28		7,535,000	7,836,429
Fannie Mae Pool AN0976
3.26%	02/01/28		2,970,000	3,142,145
Fannie Mae Pool AN1012
3.15%	02/01/28		4,943,079	5,203,136
Fannie Mae Pool FN0000
3.58%	09/01/20		453,779	488,689
Fannie Mae REMICS, Series 2003-64, Class KS
9.08%	07/25/18	[3]	7,996	8,546
Fannie Mae REMICS, Series 2006-11, Class PS
22.98%	03/25/36	[3]	37,860	58,029
Fannie Mae REMICS, Series 2006-8, Class HJ (IO)
6.17%	03/25/36	[3]	2,341,087	471,595
Fannie Mae REMICS, Series 2007-52, Class LS (IO)
5.62%	06/25/37	[3]	103,311	16,466
Fannie Mae REMICS, Series 2007-77, Class SK (IO)
5.44%	08/25/37	[3]	182,846	27,747

See accompanying notes to Schedule of Portfolio Investments.

127 / Annual Report March 2016

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2007-88, Class JI (IO)
6.02%	04/25/37	[3]	$2,101,847	$452,819
Fannie Mae REMICS, Series 2008-18, Class SM (IO)
6.57%	03/25/38	[3]	124,304	26,750
Fannie Mae REMICS, Series 2008-62, Class SN (IO)
5.77%	07/25/38	[3]	500,629	72,996
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
6.17%	10/25/40	[3]	137,721	24,231
Fannie Mae-Aces, Series 2003-M2, Class D
4.68%	01/25/33	[3]	2,064,307	2,300,434
Fannie Mae-Aces, Series 2010-M5, Class X
0.91%	07/25/20	[3]	31,065,099	1,023,325
Fannie Mae-Aces, Series 2011-M5, Class X
1.24%	07/25/21	[3]	88,812,167	4,925,683
Fannie Mae-Aces, Series 2012-M17, Class X2
0.46%	11/25/22	[3]	157,759,379	3,679,738
Fannie Mae-Aces, Series 2012-M2, Class X
0.78%	02/25/22	[3]	95,018,094	3,435,279
Fannie Mae-Aces, Series 2013-M4, Class ASQ2
1.45%	02/25/18		10,620,562	10,653,084
Fannie Mae-Aces, Series 2014-M5, Class FA
0.75%	01/25/17	[3]	3,079,385	3,082,973
Fannie Mae-Aces, Series 2014-M9, Class X1
3.93%	04/25/17	[3]	19,075,242	258,047
Fannie Mae-Aces, Series 2015-M3, Class FA
0.62%	06/25/18	[3]	8,330,177	8,325,510
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K004, Class AX1
1.29%	08/25/19	[3]	86,799,370	3,404,506
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class A2
4.22%	03/25/20		1,525,000	1,675,885
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class X1
1.16%	04/25/20	[3]	61,596,416	2,085,187

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K702, Class X1 (IO)
1.45%	02/25/18	[3]	$59,164,858	$1,376,210
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K719, Class X1
0.46%	06/25/22	[3]	94,302,566	1,838,693
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF02, Class A2
0.98%	07/25/20	[3]	4,650,102	4,646,684
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF09, Class A
0.81%	05/25/22	[3]	11,266,317	11,104,653
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP01, Class X (IO)
3.08%	01/25/19	[3]	26,192,860	1,621,660
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS03, Class A4
4.19%	08/25/19		3,055,000	3,320,516
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		5,490,077	5,696,826
Freddie Mac REMICS, Series 2711, Class FA
1.44%	11/15/33	[3]	149,231	151,436
Freddie Mac REMICS, Series 2733, Class FB
1.04%	10/15/33	[3]	545,000	551,124
Freddie Mac REMICS, Series 3001, Class HS
15.66%	02/15/35	[3]	9,418	10,178
Freddie Mac REMICS, Series 3262, Class KS (IO)
5.98%	01/15/37	[3]	87,805	15,366
Freddie Mac REMICS, Series 3327, Class LZ
6.00%	06/15/37		761,426	858,557
Freddie Mac REMICS, Series 3339, Class JS
4.00%	07/15/37	[3]	30,615	62,362
Freddie Mac REMICS, Series 3404, Class AS (IO)
5.47%	01/15/38	[3]	138,084	23,792
Freddie Mac REMICS, Series 3439, Class SC (IO)
5.47%	04/15/38	[3]	98,918	17,365

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 128

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3828, Class TF
0.84%	04/15/29	[3]	$195,014	$195,567
Freddie Mac REMICS, Series 4030, Class HS (IO)
6.18%	04/15/42	[3]	328,545	64,679
Freddie Mac, Series 3885, Class PO (PO)
0.00%	11/15/33	[8]	50,933	46,000
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39	[3]	1,491,093	1,512,230
Ginnie Mae, Series 20088-80, Class D
5.35%	01/16/41		6,016,240	6,270,547
Ginnie Mae, Series 2011-109, Class AB
2.70%	04/16/43		921,009	933,706
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		224,430	49,401
Ginnie Mae, Series 2011-152, Class IO (IO)
0.94%	08/16/51	[3]	25,972,124	921,101
Ginnie Mae, Series 2011-69, Class GI (IO)
5.00%	05/16/40		485,657	51,602
Ginnie Mae, Series 2011-70, Class IL (IO)
0.60%	06/16/37	[3]	1,536,540	29,695
Ginnie Mae, Series 2011-81, Class IC (IO)
0.62%	07/20/35	[3]	3,000,552	54,305
Ginnie Mae, Series 2012-7, Class PI (IO)
3.50%	01/20/38		208,823	13,255
Ginnie Mae, Series 2013-135, Class CS (IO)
5.77%	09/16/43	[3]	6,259,393	997,524

				162,429,316

Total Mortgage-Backed
(Cost $1,051,533,444)				1,039,548,035

MUNICIPAL BONDS — 0.30%*
Arizona — 0.05%
Arizona Health Facilities Authority, Banner Health, Series B
1.23%	01/01/37	[3]	1,235,000	1,111,167

California — 0.01%
State of California, Build America Bonds
7.95%	03/01/36		150,000	182,123

New York — 0.24%
City of New York, Build America Bonds, Series F1
6.65%	12/01/31		3,000,000	3,557,820

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
New York (continued)
New York City Municipal Water Finance Authority, Build America Bonds, Series SE
6.49%	06/15/42		$1,650,000	$1,884,795

				5,442,615

Total Municipal Bonds
(Cost $6,163,323)				6,735,905

U.S. AGENCY SECURITIES — 2.03%
U.S. Agency Securities — 2.03%
Federal Farm Credit Bank
0.46%	09/14/16	[3]	3,545,000	3,545,037
0.46%	04/26/17	[3]	4,850,000	4,847,628
0.47%	05/08/17	[3]	13,250,000	13,242,633
0.48%	05/03/18	[3]	3,250,000	3,240,897
0.49%	04/17/17	[3]	3,630,000	3,629,151
0.50%	11/06/17	[3]	16,550,000	16,534,584

Total U.S. Agency Securities
(Cost $45,071,499)				45,039,930

U.S. TREASURY SECURITIES — 2.03%
U.S. Treasury Notes — 2.03%
U.S. Treasury Notes
0.51%	01/31/18	[3]	45,000,000	45,051,631

Total U.S. Treasury Securities
(Cost $45,029,098)

Total Bonds – 93.50%
(Cost $2,101,537,821)	2,078,257,200

Issues	Shares	Value
COMMON STOCK — 0.39%
Real Estate Investment Trust (REIT) — 0.39%
American Capital Agency Corp.
0.20%	460,166	8,572,893

Total Common Stock
(Cost $9,750,173)

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 5.44%

Foreign Government Obligations — 0.52%
Japan Treasury Discount Bill, Series 597 (Japan)
0.00%[9]	06/27/16	[4]	1,300,000,000	11,569,543

See accompanying notes to Schedule of Portfolio Investments.

129 / Annual Report March 2016

Unconstrained Bond Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
Money Market Funds — 0.87%
Morgan Stanley Institutional Liquidity Fund
0.25%[10]			$19,221,000	$19,221,000

U.S. Agency Discount Notes — 0.99%
Federal Home Loan Bank
0.50%[9]	09/06/16		22,148,000	22,108,156

U.S. Treasury Bills — 3.06%
U.S. Treasury Bills
0.13%[9]	04/14/16		8,000,000	7,999,711
0.18%[9]	04/07/16	[11]	2,105,000	2,104,963
0.28%[9]	04/21/16	[11]	200,000	199,989
0.43%[9]	08/18/16		57,852,000	57,778,354

				68,083,017

Total Short-Term Investments
(Cost $120,921,469)				120,981,716

Total Investments – 99.33%
(Cost $2,232,209,463)[1]	2,207,811,809

Cash and Other Assets, Less
Liabilities – 0.67%	14,823,737

Net Assets – 100.00%	$2,222,635,546

Currency Purchased	Currency Sold	Unrealized (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward currency contract to sell Japanese Yen on 06/27/16 at 112.40 Counterparty: Barclay’s Capital
USD $11,592,549	JPY 1,300,000,000	$(5,186)

Net unrealized (depreciation)		$(5,186)

Contracts		Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: SHORT POSITIONS

623	U.S. Treasury Ten Year Note,
	Expiration June 2016	$(156,033)
298	U.S. Treasury Ultra Bond,
	Expiration June 2016	537,138

	Net unrealized appreciation	$381,105

Notes:

[1]	Cost for federal income tax purposes is $2,232,228,653 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$26,158,335
Gross unrealized (depreciation)	(50,575,179)

Net unrealized depreciation	$(24,416,844)

[2]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	Floating rate security. The rate disclosed was in effect at March 31, 2016.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $27,900,314 , which is 1.26% of total net assets.

[6]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.14% cash or 8.64% payment-in-kind interest.

[7]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.73% cash or 9.23% payment-in-kind interest.

[8]	Zero coupon bond. The rate shown is the effective yield as of March 31, 2016.

[9]	Represents annualized yield at date of purchase.

[10]	Represents the current yield as of March 31, 2016.

[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $2,304,946.

†	Fair valued security. The aggregate value of fair valued securities is $2,573,316, which is 0.12% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(EMTN): Euro medium-term note

(GMTN): Global medium-term note

(IO): Interest only

(MTN): Medium-term note

(PIK): Payment in kind

(PO): Principal only

(STEP): Step coupon bond

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 130

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
BONDS – 88.03%
BANK LOANS — 75.04%*
Automotive — 1.09%
Allison Transmission, Inc., Term Loan B3, 1st Lien
3.75%	08/23/19	[2]	$740,511	$741,274
Fiat Chrysler Group LLC, Term Loan B
3.50%	05/24/17	[2]	864,157	865,298

				1,606,572

Communications — 9.59%
Altice Financing SA, Term Loan B, 1st Lien
5.25%	01/30/22	[2]	992,500	997,046
Block Communications, Inc., Term Loan B, 1st Lien
4.00%	11/07/21	[2]	492,503	493,734
CCO Safari III LLC, Term Loan, 1st Lien
3.50%	01/21/23	[2]	500,000	501,250
Cincinnati Bell, Term Loan, 1st Lien
4.00%	09/10/20	[2]	487,500	480,392
CSC Holdings LLC, Term Loan B 1st Lien
5.00%	10/09/22	[2]	1,250,000	1,253,613
eResearchTechnology, Inc., Term Loan B, 1st Lien
5.50%	12/31/22	[2]	992,500	992,192
Integra Telecom Holdings, Inc., Term Loan B, 1st Lien
5.25%	08/08/20	[2]	990,000	937,035
Level 3 Financing, Inc., Term Loan B, 1st Lien
4.00%	01/15/20	[2]	1,000,000	1,004,065
Mediarena Acquisition BV, Term Loan, 1st Lien
6.75%	08/13/21	[2]	1,087,704	956,092
Merrill Communications LLC, Term Loan, 1st Lien
6.25%	05/29/22	[2]	497,010	405,063
MGOC, Inc., Term Loan B, 1st Lien
4.00%	07/31/20	[2]	905,938	905,711
Numericable U.S. LLC, Term Loan B1, 1st Lien
4.50%	04/23/20	[2]	529,452	526,773
Numericable U.S. LLC, Term Loan B2, 1st Lien
4.50%	04/23/20	[2]	458,048	455,730
Sinclair Television Group, Inc., Term Loan B1, 1st Lien
3.50%	07/30/21	[2]	493,763	493,454
T-Mobile USA, Inc., Term Loan B, 1st Lien
3.50%	11/09/22	[2]	748,125	751,925
Tribune Media Co., Term Loan B, 1st Lien
3.75%	12/27/20	[2]	678,701	677,289

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
Univision Communications, Inc., 2013 Incremental Term Loan
4.00%	03/01/20	[2]	$916,558	$909,014
Univision Communications, Inc., Converted Extended Term Loan, 1st Lien
4.00%	03/01/20	[2]	267,830	265,507
WideOpenWest Finance LLC, Term Loan B, 1st Lien
4.50%	04/01/19	[2]	663,782	658,332
Windstream Services LLC, Term Loan B6, 1st Lien
5.75%	03/29/21	[2]	500,000	496,875

				14,161,092

Consumer Discretionary — 4.17%
Aurlux, Term Loan B4, 1st Lien
4.25%	01/17/22	[2]	469,870	470,358
Hanesbrands, Inc., Term Loan B, 1st Lien
3.25%	04/15/22	[2]	495,000	498,094
Hilton Worldwide Finance LLC, Term Loan B2, 1st Lien
4.00%	09/23/20	[2]	704,167	705,121
Keurig Green Mountain, Term Loan B, 1st Lien
5.25%	03/03/23	[2]	473,333	473,726
La Quinta Intermediate Holdings LLC, Term Loan B, 1st Lien
4.25%	02/24/21	[2]	413,878	407,669
Laureate Education, Inc., Term Loan B, 1st Lien
5.00%	06/16/18	[2]	969,532	841,069
NCL Corp. Ltd., Term Loan B, 1st Lien (Bermuda)
4.00%	11/19/21	[2,3]	493,750	494,162
Petco, Acquisition Merger Sub LLC, Term Loan B1, 1st Lien
5.75%	01/26/23	[2]	1,000,000	1,001,110
Spectrum Brands, Inc., Term Loan, 1st Lien
3.75%	06/23/22	[2]	1,262,871	1,268,554

				6,159,863

Electric — 4.22%
Chief Power Finance LLC, Term Loan B, 1st Lien
5.75%	12/31/20	[2]	987,500	859,125
EFS Cogen Holdings I LLC, Term Loan B, 1st Lien
3.75%	12/17/20	[2]	452,962	447,866
ExGen Texas Power LLC, Term Loan B, 1st Lien
5.75%	09/18/21	[2,4]	979,609	648,991

See accompanying notes to Schedule of Portfolio Investments.

131 / Annual Report March 2016

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
GIM Channelview Cogeneration LLC, Term Loan B, 1st Lien
4.25%	05/08/20	[2]	$1,194,712	$1,107,103
La Frontera Generation LLC, Term Loan B, 1st Lien
4.50%	09/30/20	[2]	996,982	976,544
Moxie Liberty (Panda), Term Loan, 1st Lien
7.50%	08/21/20	[2]	600,000	549,000
Panda Power Funds, Term Loan B1, 1st Lien
6.75%	12/19/20	[2]	1,000,000	907,500
Panda Temple Power II LLC, Term Loan
7.25%	04/03/19	[2]	124,688	105,361
Viva Alamo LLC, Term Loan B, 1st Lien
5.25%	02/20/21	[2,4]	964,146	631,516

				6,233,006

Energy — 2.72%
EMG Utica LLC, Term Loan B, 1st Lien
4.75%	03/27/20	[2]	895,502	709,686
EP Energy LLC, 1st Tier Term Loan B2
4.50%	04/30/19	[2]	187,500	124,688
Harvey Gulf International Marine LLC, Term Loan B, 1st Lien
5.50%	06/18/20	[2,4]	743,554	406,167
Pike Corp., Term Loan, 1st Lien
5.50%	12/22/21	[2]	370,968	369,886
Pike Corp., Term Loan, 2nd Lien
9.50%	06/22/22	[2]	500,000	495,833
Power Buyer LLC, Term Loan, 1st Lien
4.25%	05/06/20	[2]	1,085,337	1,069,057
TGGT Holdings LLC, Term Loan B
7.50%	11/15/18	[2]	277,455	145,664
Wheelabrator (Granite Acquisition, Inc.), Term Loan B, 1st Lien
5.00%	12/17/21	[2]	709,411	673,940
Wheelabrator (Granite Acquisition, Inc.), Term Loan C, 1st Lien
5.00%	12/17/21	[2]	31,609	30,029

				4,024,950

Entertainment — 0.33%
AMC Entertainment, Term Loan B, 1st Lien
4.50%	12/15/22	[2]	487,500	489,518

Finance — 5.19%
Arnhold and S Bleichroeder Holdings, Inc., Term Loan B, 1st Lien
4.75%	12/01/22	[2]	997,500	987,111

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Finance (continued)
Aruba Investments, Inc., Term Loan B, 1st Lien
4.50%	02/02/22	[2]	$413,543	$406,306
Assured Partners, Inc., Term Loan, 1st Lien
5.75%	10/21/22	[2]	498,750	497,191
Black Knight InfoServ LLC, Term Loan B, 1st Lien
3.75%	05/07/22	[2]	992,500	996,222
CBAC Borrower LLC, Term Loan B, 1st Lien
8.25%	07/02/20	[2]	997,500	967,575
Delos Finance SARL, Term Loan B, 1st Lien
3.50%	02/27/21	[2]	1,000,000	1,003,125
Fly Funding II SARL, Term Loan, 1st Lien
3.50%	08/09/19	[2]	946,667	942,132
Midas Intermediate Holdco II LLC, Delayed Draw Term Loan B-DD, 1st Lien
4.50%	08/18/21	[2,5]	125,000	124,531
Onex Wizard Acquisition Co. I SARL, Term Loan B, 1st Lien
4.25%	03/13/22	[2]	746,231	745,007
Royalty Pharma, Term Loan B4, 1st Lien
3.50%	12/18/20	[2]	988,737	992,692

				7,661,892

Food — 2.41%
B and G Foods, Inc., Term Loan B, 1st Lien
3.75%	10/05/22	[2]	426,740	428,020
Del Monte Foods, Inc., Term Loan, 1st Lien
4.25%	11/26/20	[2]	490,000	459,681
Dole Food Co., Inc., Term Loan B, 1st Lien
4.50%	11/01/18	[2]	965,976	963,663
Pinnacle Foods LLC, Term Loan H, 1st Lien
3.00%	04/29/20	[2]	1,477,348	1,477,961
Post Holdings, Inc., Term Loan B, 1st Lien
3.75%	06/02/21	[2]	237,202	237,986

				3,567,311

Gaming — 4.72%
American Casino & Entertainment Properties LLC, Term Loan, 1st Lien
5.00%	07/07/22	[2]	873,856	876,587
CityCenter Holdings LLC, Term Loan B, 1st Lien
4.25%	10/16/20	[2]	602,499	602,686
Golden Nugget, Inc., Delayed-Draw Term Loan, 1st Lien
5.50%	11/21/19	[2]	415,043	414,267
Golden Nugget, Inc., Term Loan B, 1st Lien
5.50%	11/21/19	[2]	968,433	966,622
Las Vegas Sands LLC, Term Loan B, 1st Lien
3.25%	12/19/20	[2]	977,500	978,043

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 132

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Gaming (continued)
MGM Resorts International, Term Loan B, 1st Lien
3.50%	12/20/19	[2]	$498,711	$498,310
MotorCity Casino, Term Loan B, 1st Lien
4.50%	08/08/21	[2]	431,173	430,850
Penn National Gaming, Inc., Term Loan B
3.25%	10/30/20	[2]	29,325	29,293
Station Casinos, Inc., Term Loan B, 1st Lien
4.25%	03/01/20	[2]	1,205,689	1,204,182
Tropicana Entertainment, Inc., Term Loan, 1st Lien
4.00%	11/27/20	[2]	975,000	973,781

				6,974,621

Health Care — 8.99%
Acadia Healthcare Co., Inc., Term Loan B, 1st Lien
4.25%	02/11/22	[2]	987,500	990,176
Acadia Healthcare Co., Term Loan B, 1st Lien
4.50%	02/16/23	[2]	299,250	300,559
Air Medical Group Holdings, Inc., Term Loan B, 1st Lien
4.50%	04/16/22	[2]	991,256	969,880
CHS/Community Health Systems, Inc., Term Loan G, 1st Lien
3.75%	12/31/19	[2]	345,107	339,787
CHS/Community Health Systems, Inc., Term Loan H, 1st Lien
4.00%	01/27/21	[2]	386,240	380,284
DaVita Healthcare Partners, Inc., Term Loan B, 1st Lien
3.50%	06/19/21	[2]	982,500	986,798
Endo Luxembourg Finance I Co. SARL, Term Loan B, 1st Lien (Luxembourg)
3.75%	09/25/22	[2,3]	997,500	984,253
Greatbatch Ltd., Term Loan B, 1st Lien
4.75%	10/27/22	[2]	600,000	600,282
Grifols Worldwide Operations Ltd., Term Loan B, 1st Lien (Ireland)
3.00%	02/27/21	[2,3]	497,462	497,964
Halyard Health, Inc., Term Loan B, 1st Lien
4.00%	11/01/21	[2]	434,647	434,241
HCA, Inc., Term Loan
3.25%	03/17/23	[2]	761,421	765,152
Mallingckrodt International Finance SA, Term Loan B, 1st Lien
3.25%	03/19/21	[2]	247,465	239,473
Millennium Health Holdco, Inc., Term Loan, 1st Lien
7.50%	12/21/20	[2]	722,414	689,003

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Physio-Control International, Inc., Term Loan B, 1st Lien
5.50%	05/19/22	[2]	$748,125	$749,060
RegionalCare Hospital Partners, Inc., Term Loan B, 1st Lien
5.25%	04/23/19	[2]	734,972	732,061
Sage Products Holdings III LLC, Term Loan, 1st Lien
4.25%	12/13/19	[2]	497,266	497,266
Sterigenics-Nordion Holdings LLC, Term Loan B, 1st Lien
4.25%	04/27/22	[2]	995,000	988,781
Surgery Center Holdings, Inc., Term Loan, 1st Lien
5.25%	11/03/20	[2]	493,750	488,659
Valeant Pharmaceuticals International, Inc., Term Loan A4DD, 1st Lien
0.00%	04/01/20	[2]	250,000	232,500
Valeant Pharmaceuticals International, Inc., Term Loan BF1, 1st Lien (Canada)
4.00%	04/01/22	[2,3]	1,489,364	1,411,798

				13,277,977

Industrials — 11.66%
B/E Aerospace, Inc., Term Loan B, 1st Lien
4.00%	12/16/21	[2]	938,182	943,070
BWAY Holding Co., Term Loan B, 1st Lien
5.50%	08/14/20	[2]	982,500	955,481
Consolidated Container Co. LLC, Term Loan B, 1st Lien
5.00%	07/03/19	[2,4]	486,146	451,387
Consolidated Container Co. LLC, Term Loan B, 2nd Lien
7.75%	01/03/20	[2,4]	1,000,000	790,000
Excelitas Technologies Corp., Term Loan, 1st Lien
6.00%	10/30/20	[2]	482,330	430,479
Filtration Group, Inc., Term Loan B, 1st Lien
4.25%	11/21/20	[2,4]	1,238,100	1,236,033
Infiltrator Systems Integrated LLC, Term Loan, 1st Lien
5.25%	05/21/22	[2]	992,500	994,361
Intelligrated, Inc., Term Loan, 1st Lien
4.75%	07/30/18	[2]	716,683	710,412
Jazz Acquisition, Inc., Term Loan, 2nd Lien
7.75%	06/19/22	[2]	1,500,000	1,125,000
LTI Flexible Products, Inc., Term Loan, 1st Lien
5.25%	04/17/22	[2]	991,256	939,215
Mauser Holding Gmbh, Term Loan, 1st Lien
4.50%	07/31/21	[2]	1,281,985	1,247,134

See accompanying notes to Schedule of Portfolio Investments.

133 / Annual Report March 2016

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Multi Packaging Solutions, Inc.
4.25%	09/30/20	[2]	$396,903	$395,911
Multi Packaging Solutions, Inc., Term Loan, 1st Lien
4.25%	09/30/20	[2]	791,832	787,872
Munters Corp., Term Loan B, 1st Lien
6.25%	05/05/21	[2]	744,318	733,153
OSG Bulk Ships, Inc., Term Loan B-Exit, 1st Lien
4.25%	08/05/19	[2]	896,876	813,915
Peacock Engineering Co. LLC, Term Loan, 1st Lien
5.25%	06/30/22	[2]	995,000	982,563
Penn Engineering & Manufacturing Corp., Term Loan, 1st Lien
4.00%	08/29/21	[2]	492,500	487,206
PGT, Inc., Term Loan B, 1st Lien
6.75%	02/16/22	[2]	498,750	487,942
Plaze, Inc., Term Loan, 1st Lien
5.25%	07/31/22	[2]	1,244,781	1,241,669
Ply Gem Industries, Inc., Term Loan, 1st Lien
4.00%	01/30/21	[2]	455,116	448,290
Synagro Infrastructure, Term Loan, 1st Lien
6.25%	08/22/20	[2]	673,372	572,366
Zebra Technologies Corp., Term Loan B, 1st Lien
4.75%	10/27/21	[2]	444,318	447,544

				17,221,003

Information Technology — 6.79%
Activision Blizzard, Inc., Term Loan, 1st Lien
3.25%	09/12/20	[2]	331,150	333,066
Avago Technologies, Term Loan B, 1st Lien
4.25%	11/13/22	[2]	1,000,000	996,420
Dell International, Inc., Term Loan B2, 1st Lien
4.00%	04/29/20	[2]	897,073	897,553
Equinix, Inc., Term Loan B, 1st Lien
4.00%	12/08/22	[2]	500,000	502,500
First Data Corp., 2021 Extended Term Loan
3.93%	03/24/21	[2]	733,685	732,768
First Data Corp., Term Loan B1, 1st Lien
4.50%	09/24/18	[2]	300,000	299,907
Linxens France SA, Term Loan, 1st Lien (France)
5.00%	07/11/22	[2,3]	997,500	985,031
Mitel U.S. Holdings, Inc., Term Loan B, 1st Lien
5.00%	04/13/22	[2]	934,394	935,417

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
NXP BV, Term Loan B1, 1st Lien (Netherlands)
3.75%	12/07/20	[2,3]	$548,625	$550,553
ON Semiconductor Corp., Term Loan B, 1st Lien
0.00%	03/31/23	[2]	1,000,000	1,002,970
Sophia LP, Term Loan B, 1st Lien
4.75%	09/30/22	[2]	497,500	490,970
SS&C Technologies Holdings SARL, Term Loan B2, 1st Lien
4.00%	07/08/22	[2]	165,757	166,288
SS&C Technologies, Inc., Term Loan B1, 1st Lien
4.00%	07/08/22	[2]	1,143,498	1,147,163
TierPoint LLC, Term Loan B, 1st Lien
5.25%	12/02/21	[2]	997,500	981,291

				10,021,897

Insurance — 1.63%
Confie Seguros Holding II Co., Term Loan, 1st Lien
5.75%	11/09/18	[2]	1,240,364	1,221,758
Hyperion Insurance Group Ltd., Term Loan B, 1st Lien
5.50%	04/29/22	[2]	1,238,744	1,184,549

				2,406,307

Materials — 2.28%
Chromaflo Technologies Corp., Term Loan B, 1st Lien
4.50%	12/02/19	[2]	977,109	939,246
Hoffmaster Group, Inc., Term Loan, 2nd Lien
10.00%	05/09/21	[2]	500,000	457,500
Huntsman International LLC, Term Loan B, 1st Lien
0.00%	03/31/23	[2]	750,000	747,893
Novelis, Inc., Term Loan B, 1st Lien
4.50%	05/28/22	[2]	744,375	727,396
Prolampac Intermediate, Inc., Term Loan B, 1st Lien
5.00%	08/18/22	[2]	498,626	488,968

				3,361,003

Real Estate Investment Trust (REIT) — 1.14%
DTZ U.S. Borrower LLC, Term Loan B, 1st Lien
4.25%	11/04/21	[2]	746,241	741,267
Realogy Group LLC, Term Loan B, 1st Lien
3.75%	03/05/20	[2]	923,484	924,347

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 134

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Real Estate Investment Trust (REIT) (continued)
Realogy Group LLC, Extended Synthetic Commitment
4.25%	10/10/16	[2]	$13,659	$13,552

				1,679,166

Retail — 1.43%
Dollar Tree, Inc., Term Loan B1, 1st Lien
3.50%	07/06/22	[2]	867,152	871,488
PetSmart, Inc., Term Loan B, 1st Lien
4.25%	03/10/22	[2]	1,241,872	1,238,718

				2,110,206

Services — 5.14%
AlixPartners LP, Term Loan B, 1st Lien
4.50%	07/28/22	[2]	995,000	994,378
Apollo Security Services LLC, Term Loan, 1st Lien
5.00%	07/01/21	[2]	995,000	987,746
CHI Overhead Doors, Term Loan, 1st Lien
4.75%	07/31/22	[2]	1,243,750	1,231,313
Global Payments, Inc., Term Loan B, 1st Lien
0.00%	03/24/23	[2]	500,000	503,335
NEP/NCP Holdco, Term Loan B, 1st Lien
4.25%	01/22/20	[2]	742,443	691,708
Pods LLC, Term Loan B, 1st Lien
5.25%	02/02/22	[2]	495,001	495,310
Research Now Group, Inc., Term Loan B, 1st Lien
5.50%	03/18/21	[2]	742,500	731,363
SRS Distribution, Inc., Term Loan, 1st Lien
1.00%	08/25/22	[2]	498,750	499,685
Wash Multifamily Laundry Systems LLC, Term Loan B, 1st Lien
4.25%	05/14/22	[2]	1,266,882	1,241,544
4.25%	05/14/22	[2]	221,868	217,431

				7,593,813

Transportation — 1.54%
American Airlines, Inc., Term Loan B-Exit, 1st Lien
3.50%	06/27/20	[2]	982,500	979,872
Delta Air Lines, Inc., Term Loan B1, 1st Lien
3.25%	10/18/18	[2]	497,429	498,504
Navios Maritime Partners LP, Term Loan B, 1st Lien (Greece)
5.25%	06/27/18	[2,3]	896,793	793,662

				2,272,038

Total Bank Loans (Cost $114,025,439)				110,822,235

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 12.99%*
Banking — 0.34%
Bank of America N.A. (BKNT)
0.93%	06/15/17	[2]	$500,000	$496,835

Communications — 3.50%
CSC Holdings LLC
6.75%	11/15/21		1,000,000	1,029,500
DISH DBS Corp.
4.25%	04/01/18		1,000,000	1,027,290
Intelsat Jackson Holdings SA (Luxembourg)
8.00%	02/15/24	[3,6]	1,000,000	1,033,750
Sprint Communications, Inc.
9.00%	11/15/18	[6]	1,000,000	1,051,250
Verizon Communications, Inc.
2.38%	09/14/18	[2]	1,000,000	1,025,178

				5,166,968

Energy — 0.67%
Enbridge, Inc. (Canada)
1.28%	10/01/16	[2,3]	1,000,000	993,362

Finance — 3.25%
Chase Capital II, Series B
1.12%	02/01/27	[2]	500,000	400,625
Citigroup, Inc.
1.18%	08/25/36	[2]	1,800,000	1,173,196
General Electric Corp. (MTN)
1.10%	08/15/36	[2]	850,000	706,494
Goldman Sachs Group, Inc. (MTN) (The)
2.24%	11/29/23	[2]	1,000,000	995,064
JPMorgan Chase Capital XXI, Series U
1.56%	02/02/37	[2]	1,000,000	705,000
JPMorgan Chase Capital XXIII
1.62%	05/15/47	[2]	300,000	206,625
Midas Intermediate Holdco II LLC
4.50%	08/18/21		621,843	619,512

				4,806,516

Food — 0.68%
Hostess Brands LLC
4.50%	08/03/22	[2]	995,000	997,279

Gaming — 1.69%
Churchill Downs, Inc.
5.38%	12/15/21	[6]	1,000,000	1,035,000
Peninsula Gaming LLC
4.25%	11/20/17	[2]	1,456,490	1,456,949

				2,491,949

Health Care — 0.83%
Actavis Funding SCS (Luxembourg)
1.71%	03/12/18	[2,3]	700,000	704,052

See accompanying notes to Schedule of Portfolio Investments.

135 / Annual Report March 2016

Floating Rate Income Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
LifePoint Health, Inc.
5.50%	12/01/21		$500,000	$524,375

				1,228,427

Industrials — 0.67%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
3.63%	12/15/19	[2,3,6]	1,000,000	987,500

Insurance — 0.43%
Alliant Holdings I LLC
4.50%	08/14/22	[2]	645,623	639,650

Real Estate Investment Trust (REIT) — 0.36%
DuPont Fabros Technology LP
5.88%	09/15/21		500,000	525,625

Transportation — 0.57%
American Airlines Pass-Through Trust, Series 2013-2, Class B
5.60%	07/15/20	[6]	834,968	843,318

Total Corporates (Cost $19,478,010)				19,177,429

Total Bonds – 88.03% (Cost $133,503,449)	129,999,664

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 11.84%
Money Market Funds — 1.16%
Morgan Stanley Institutional Liquidity Fund
0.25%[7]		1,705,000	1,705,000

U.S. Agency Discount Notes — 4.37%
Federal Home Loan Bank
0.33%[8]	05/10/16	5,000,000	4,998,645
0.50%[8]	09/06/16	1,464,000	1,461,366

			6,460,011

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills — 6.31%
U.S. Treasury Bills
0.43%[8]	08/18/16	$9,336,000	$9,324,115

Total Short-Term Investments (Cost $17,484,520)			17,489,126

Total Investments – 99.87%

(Cost $150,987,969)[1]	147,488,790

Cash and Other Assets, Less Liabilities – 0.13%	189,550

Net Assets – 100.00%	$147,678,340

Notes:

[1]	Cost for federal income tax purposes is $151,012,607 and net unrealized appreciation/(depreciation) consists of:

Gross unrealized appreciation	$628,171
Gross unrealized (depreciation)	(4,151,988)

Net unrealized (depreciation)	$(3,523,817)

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2016.
[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[4]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $4,164,094, which is 2.82% of total net assets.
[5]	Unfunded commitment.
[6]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[7]	Represents the current yield as of March 31, 2016.
[8]	Represents annualized yield at date of purchase.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(MTN): Medium-term note

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 136

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
BONDS – 94.21%
ASSET-BACKED SECURITIES — 15.63%**
Babson CLO Ltd., Series 2014-IA, Class A1 (Cayman Islands)
2.11%	07/12/25	[2,3,4]	$500,000	$497,074
Bank of America Credit Card Trust, Series 2007-A11, Class A11
0.51%	12/15/19	[3]	380,000	378,721
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.80%	01/25/35	[3,4]	314,622	282,655
Bayview Commercial Asset Trust, Series 2006-4A, Class A1
0.66%	12/25/36	[3,4]	961,053	797,851
Bayview Commercial Asset Trust, Series 2007-3, Class A1
0.67%	07/25/37	[3,4]	432,738	362,462
Chase Issuance Trust, Series 2012-A2, Class A2
0.71%	05/15/19	[3]	380,000	379,872
CIT Education Loan Trust, Series 2007-1, Class A
0.72%	03/25/42	[3,4]	1,302,600	1,195,677
Crystal River, Series 2005-1A, Class A (Cayman Islands)
0.99%	03/02/46	[2,3,4,5]	470,845	70,627
Dryden 37 Senior Loan Fund, Series 2015-37A, Class A (Cayman Islands)
2.12%	04/15/27	[2,3,4]	420,000	417,808
Education Loan Asset-Backed Trust, Series 2013-1A, Class A2
1.23%	04/26/32	[3,4]	645,000	615,115
EFS Volunteer LLC, Series 2010-1, Class A2
1.47%	10/25/35	[3,4]	800,000	768,718
GE Business Loan Trust, Series 2004-2A, Class A
0.66%	12/15/32	[3,4]	126,931	125,163
GE Business Loan Trust, Series 2005-1A, Class A3
0.69%	06/15/33	[3,4]	445,642	411,412
GE Business Loan Trust, Series 2005-2A, Class A
0.68%	11/15/33	[3,4]	382,683	366,363
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29	[2,4]	254,167	237,685
Higher Education Funding, Series 2014-1, Class A
1.68%	05/25/34	[3,4]	454,562	441,987
Honda Auto Receivables Owner Trust, Series 2014-2, Class A3
0.77%	03/19/18		295,802	295,371
LEAF Receivables Funding 9 LLC, Series 2013-1, Class E2
6.00%	09/15/21	[4]	520,000	516,308

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Limerock CLO II Ltd., Series 2014-2A, Class A (Cayman Islands)
2.12%	04/18/26	[2,3,4]	$580,000	$574,462
Magnetite XII CLO Ltd., Series 2015-12A, Class A (Cayman Islands)
2.12%	04/15/27	[2,3,4]	420,000	418,149
National Collegiate Student Loan Trust, Series 2007-2, Class A2
0.56%	06/26/28	[3]	314,074	307,072
Nelnet Student Loan Trust, Series 2014-4A, Class A2
1.38%	11/25/43	[3,4]	500,000	451,749
Nissan Auto Receivables Owner Trust, Series 2013-C, Class A3
0.67%	08/15/18		251,619	251,279
Panthera Aviation, Series 2013-1
10.00%	01/25/22	3,4,5,†	338,214	331,451
Scholar Funding Trust, Series 2012-B, Class A2
1.53%	03/28/46	[3,4]	1,000,000	966,750
SLC Student Loan Trust, Series 2004-1, Class B
0.91%	08/15/31	[3]	277,665	235,745
SLC Student Loan Trust, Series 2005-2, Class B
0.91%	03/15/40	[3]	408,487	341,707
SLC Student Loan Trust, Series 2005-3, Class B
0.88%	06/15/40	[3]	220,759	183,108
SLC Student Loan Trust, Series 2006-2, Class B
0.86%	12/15/39	[3]	504,873	412,676
SLM Student Loan Trust, Series 2004-2, Class B
1.09%	07/25/39	[3]	505,837	432,146
SLM Student Loan Trust, Series 2005-4, Class B
0.80%	07/25/40	[3]	306,771	260,218
SLM Student Loan Trust, Series 2005-9, Class B
0.92%	01/25/41	[3]	370,111	291,222
SLM Student Loan Trust, Series 2006-2, Class A6
0.79%	01/25/41	[3]	1,200,000	1,037,183
SLM Student Loan Trust, Series 2007-6, Class B
1.47%	04/27/43	[3]	284,357	243,799
SLM Student Loan Trust, Series 2007-7, Class B
1.37%	10/25/28	[3]	215,000	170,376
SLM Student Loan Trust, Series 2007-8, Class B
1.62%	04/27/43	[3]	328,086	276,946

See accompanying notes to Schedule of Portfolio Investments.

137 / Annual Report March 2016

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-2, Class B
1.82%	01/25/29	[3]	$340,000	$283,539
SLM Student Loan Trust, Series 2008-3, Class B
1.82%	04/25/29	[3]	340,000	284,149
SLM Student Loan Trust, Series 2008-4, Class B
2.47%	04/25/29	[3]	340,000	308,633
SLM Student Loan Trust, Series 2008-5, Class B
2.47%	07/25/29	[3]	235,000	211,146
SLM Student Loan Trust, Series 2008-6, Class B
2.47%	07/25/29	[3]	340,000	312,542
SLM Student Loan Trust, Series 2008-7, Class B
2.47%	07/25/29	[3]	340,000	300,445
SLM Student Loan Trust, Series 2008-8, Class B
2.87%	10/25/29	[3]	340,000	324,917
Structured Receivables Finance 2 LLC, Series 2000, Class A
4.71%	04/15/48	[4]	167,544	171,430
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	4,†	408,699	470,549
Structured Receivables Finance LLC, Series 2010-B, Class B
7.97%	08/15/36	[4]	413,104	513,571
Toyota Auto Receivables Owner Trust, Series 2014-A, Class A3
0.67%	12/15/17		245,539	245,237

Total Asset-Backed Securities (Cost $19,548,439)				18,773,065

BANK LOANS — 0.25%*
Electric — 0.00%
Boston Generating LLC, Term Loan, 1st Lien[6]
0.00%	06/30/16	3,5,7,8,†	107,166	–

Health Care — 0.00%
Valeant Pharmaceuticals, Term Loan B, 1st Lien (Canada)
4.50%	08/05/20	[2,3]	4,255	–

Services — 0.25%
AABS Ltd., Term Loan, Series 2013-1, Class A (STEP) (Bermuda)
4.88%	01/15/38	[2,3]	305,351	299,253

Total Bank Loans (Cost $419,231)				299,253

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 19.30%*
Banking — 2.73%
Bank of America Corp. (MTN)
5.00%	05/13/21		$1,090,000	$1,211,155
Credit Suisse Group Funding Guernsey Ltd. (United Kingdom)
3.80%	09/15/22	[2]	500,000	499,293
Royal Bank of Scotland PLC (United Kingdom)
4.80%	04/05/26	[2]	200,000	200,630
6.40%	10/21/19	[2]	500,000	561,428
Santander UK Group Holdings PLC (United Kingdom)
2.88%	10/16/20	[2]	400,000	398,581
UBS Group Funding Jersey Ltd. (United Kingdom)
2.95%	09/24/20	[2,4]	400,000	402,182

				3,273,269

Communications — 1.20%
AT&T, Inc.
4.80%	06/15/44		350,000	341,413
CCO Safari II LLC
6.48%	10/23/45	[4]	400,000	445,540
T-Mobile USA, Inc.
6.50%	01/15/26		150,000	155,625
Verizon Communications, Inc.
4.86%	08/21/46		300,000	319,704
5.15%	09/15/23		150,000	172,891

				1,435,173

Electric — 0.24%
Puget Energy, Inc.
6.00%	09/01/21		250,000	285,388

Energy — 1.32%
Boardwalk Pipelines LP
5.75%	09/15/19		500,000	505,753
Devon Energy Corp.
5.85%	12/15/25		87,000	84,128
Enbridge Energy Partners LP
5.88%	12/15/16		200,000	203,554
Energy Transfer Partners LP
3.63%	11/01/66	[3]	1,400,000	791,840

				1,585,275

Finance — 7.32%
Chase Capital II, Series B
1.12%	02/01/27	[3]	1,500,000	1,201,875
Chase Capital VI
1.24%	08/01/28	[3]	500,000	388,750
Citigroup, Inc.
1.18%	08/25/36	[3]	3,350,000	2,183,448

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 138

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Ford Motor Credit Co. LLC
3.16%	08/04/20		$275,000	$281,136
General Electric Corp. (MTN)
1.00%	05/05/26	[3]	819,000	744,437
1.10%	08/15/36	[3]	2,500,000	2,077,923
General Motors Financial Co., Inc.
3.00%	09/25/17		1,000,000	1,008,125
International Lease Finance Corp.
7.13%	09/01/18	[4]	500,000	545,625
JPMorgan Chase Capital XIII, Series M
1.58%	09/30/34	[3]	300,000	225,000
JPMorgan Chase Capital XXIII
1.62%	05/15/47	[3]	200,000	137,750

				8,794,069

Health Care — 1.30%
Actavis Funding SCS (Luxembourg)
3.80%	03/15/25	[2]	320,000	333,654
AstraZeneca PLC (United Kingdom)
3.38%	11/16/25	[2]	100,000	103,709
Celgene Corp.
3.88%	08/15/25		240,000	252,709
Gilead Sciences, Inc.
3.65%	03/01/26		200,000	213,198
HCA, Inc.
5.88%	03/15/22		275,000	298,375
Tenet Healthcare Corp.
4.13%	06/15/20	[3,4]	150,000	149,625
Valeant Pharmaceuticals International, Inc. (Canada)
5.38%	03/15/20	[2,4]	165,000	135,094
6.13%	04/15/25	[2,4]	100,000	77,750

				1,564,114

Information Technology — 0.27%
Apple, Inc.
4.65%	02/23/46		300,000	328,282

Insurance — 0.77%
Farmers Exchange Capital II
6.15%	11/01/53	[3,4]	900,000	925,984

Real Estate Investment Trust (REIT) — 0.85%
Education Realty Operating Partnership LP
4.60%	12/01/24		300,000	298,094
HCP, Inc.
4.00%	06/01/25		325,000	312,913
Welltower, Inc.
4.25%	04/01/26		400,000	406,183

				1,017,190

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Retail — 0.62%
Walgreens Boots Alliance, Inc.
1.07%	05/18/16	[3]	$750,000	$750,128

Transportation — 2.68%
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		420,078	449,747
Continental Airlines Pass-Through Trust, Series 2007, Class 1B
6.90%	04/19/22		1,935,755	2,020,444
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		545,866	620,241
JetBlue Airways Pass-Through Trust, Series 2004-2, Class G1
0.99%	08/15/16	[3]	133,047	133,047

				3,223,479

Total Corporates (Cost $22,803,151)				23,182,351

MORTGAGE-BACKED — 58.10%**
Commercial Mortgage-Backed — 5.60%
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
2.16%	09/10/45	[3,4,5]	5,993,619	458,921
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB17, Class A4
5.43%	12/12/43		665,978	671,572
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A1
3.30%	08/05/32	[4]	185,438	190,446
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A2
4.31%	08/05/32	[4]	455,000	492,680
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A2
3.67%	02/15/46	[4]	81,587	82,981
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45		1,040,000	1,071,170
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A1
0.74%	02/15/46		402,598	401,020
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A2FX
5.61%	04/15/49		724,884	725,590
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A2
5.70%	06/15/49	[3]	343,692	345,500

See accompanying notes to Schedule of Portfolio Investments.

139 / Annual Report March 2016

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Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust, Series 2010-C8, Class A3
3.00%	08/15/45		$1,055,000	$1,096,342
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A4
3.67%	11/15/44		810,000	870,278
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class XA
1.93%	11/15/44	[3,4,5]	4,623,519	320,631

				6,727,131

Non-Agency Mortgage-Backed — 45.48%
ACE Securities Corp., Series 2006-HE3, Class A2C
0.58%	06/25/36	[3]	1,827,520	1,227,376
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A41
2.99%	02/25/36	[3]	20,582	20,543
Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21
0.66%	09/25/35	[3]	476,451	456,397
Ameriquest Mortgage Securities, Inc., Series 2005-R2, Class M2
1.15%	04/25/35	[3]	841,532	835,488
Banc of America Alternative Loan Trust, Series 2003-3, Class A4
5.75%	05/25/33		1,678,316	1,692,097
Banc of America Alternative Loan Trust, Series 2005-2, Class 4A1
5.50%	03/25/20		218,174	217,529
Banc of America Funding Trust, Series 2006-3, Class 5A3
5.50%	03/25/36		737,414	688,558
BCAP LLC Trust, Series 2007-AA1, Class 1A2
0.59%	02/25/47	[3]	376,706	355,068
BCAP LLC Trust, Series 2009-RR4, Class 1A1
9.50%	06/26/37	[4]	297,764	318,595
BCAP LLC Trust, Series 2010-RR11, Class 3A2
2.92%	06/27/36	[3,4]	315,860	315,675
BCAP LLC Trust, Series 2011-RR3, Class 1A5
2.91%	05/27/37	[3,4]	951,132	943,276
BCAP LLC Trust, Series 2011-RR3, Class 5A3
2.95%	11/27/37	[3,4]	1,668,823	1,617,862
Bear Stearns ALT-A Trust, Series 2005-1, Class A1
0.99%	01/25/35	[3]	596,931	577,804

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns ARM Trust, Series 2005-2, Class A1
3.09%	03/25/35	[3]	$282,901	$282,442
Centex Home Equity Loan Trust, Series 2006-A, Class AV4
0.68%	06/25/36	[3]	2,150,000	1,997,986
Chase Funding Trust, Series 2007-A1, Class 8A1
2.76%	02/25/37	[3]	257,987	259,811
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT3, Class M2
1.11%	05/25/35	[3]	1,016,687	1,011,628
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class A3
0.58%	11/25/36	[3]	179,074	179,000
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2, Class A3
0.61%	03/25/37	[3]	1,334,197	1,323,044
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	09/01/33		394,199	426,386
Conseco Finance, Series 2002-C, Class BF1
8.00%	06/15/32	[3]	1,473,236	1,571,265
Conseco Finance, Series 2002-C, Class BF2
8.00%	06/15/32	[3,4]	795,290	859,073
Conseco Financial Corp., Series 1996-7, Class M1
7.70%	10/15/27	[3]	597,471	657,329
Conseco Financial Corp., Series 1997-3, Class A7
7.64%	03/15/28	[3]	156,666	163,683
Conseco Financial Corp., Series 1998-3, Class A6
6.76%	03/01/30	[3]	473,842	512,874
Conseco Financial Corp., Series 1998-4, Class A6
6.53%	04/01/30	[3]	587,404	630,021
Conseco Financial Corp., Series 1998-4, Class A7
6.87%	04/01/30		290,864	314,642
Conseco Financial Corp., Series 1999-5, Class A5
7.86%	03/01/30	[3]	97,780	79,417
Credit Suisse Mortgage Trust, Series 2014-4R, Class 16A1
0.64%	02/27/36	[3,4]	623,269	610,056
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2B (STEP)
4.50%	02/25/37		1,462,288	1,034,713

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 140

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2C (STEP)
4.50%	02/25/37		$482,859	$341,643
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB3, Class A3 (STEP)
3.98%	03/25/37		1,264,835	745,304
First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2B
0.54%	12/25/37	[3]	998,312	611,927
First Franklin Mortgage Loan Trust, Series 2007-FF1, Class A2D
0.66%	01/25/38	[3]	2,886,434	1,811,702
First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2B
0.54%	03/25/37	[3]	1,022,388	628,813
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
3.29%	04/19/36	[3]	732,241	643,564
Green Tree Home Improvement Loan Trust, Series 1995-D, Class B2
7.45%	09/15/25		3,623	3,627
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		298	299
Green Tree, Series 2008-MH1, Class A2
8.97%	04/25/38	[3,4]	164,858	168,472
Green Tree, Series 2008-MH1, Class A3
8.97%	04/25/38	[3,4]	242,463	248,464
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A
0.61%	01/25/47	[3]	565,731	543,435
GSAMP Trust, Series 2005-HE5, Class M1
0.85%	11/25/35	[3]	1,004,763	973,859
GSR Mortgage Loan Trust, Series 2007-AR2, Class 5A1A
2.78%	05/25/47	[3]	953,560	836,305
Harborview Mortgage Loan Trust, Series 2006-8, Class 2A1A
0.62%	07/21/36	[3]	366,022	295,128
HSBC Home Equity Loan Trust, Series 2007-3, Class A4
1.93%	11/20/36	[3]	897,568	900,315
HSBC Home Equity Loan Trust, Series 2007-3, Class APT
1.63%	11/20/36	[3]	402,386	402,107
HSI Asset Loan Obligation Trust, Series 2007-2, Class 2A12
6.00%	09/25/37		625,536	567,450

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Impac CMB Trust, Series 2004-4, Class 1A2
1.06%	09/25/34	[3]	$727,040	$628,192
IndyMac Index Mortgage Loan Trust, Series 2005-AR25, Class 2A1
2.71%	12/25/35	[3]	707,969	623,618
IndyMac Index Mortgage Loan Trust, Series 2007-FLX2, Class A1C
0.62%	04/25/37	[3]	2,642,440	1,800,690
IndyMac Manufactured Housing Contract, Series 1997-1, Class A3
6.61%	02/25/28		333,459	337,962
IndyMac Manufactured Housing Contract, Series 1997-1, Class A4
6.75%	02/25/28		140,375	142,694
IndyMac Manufactured Housing Contract, Series 1998-1, Class A4
6.49%	09/25/28		125,603	130,325
IndyMac Manufactured Housing Contract, Series 1998-1, Class A5
6.96%	09/25/28	[3]	302,744	316,977
IndyMac Manufactured Housing Contract, Series 1998-2, Class A2
6.17%	08/25/29		24,821	24,880
IndyMac Manufactured Housing Contract, Series 1998-2, Class A4
6.64%	08/25/29	[3]	245,733	244,738
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF6 (STEP)
4.12%	03/25/47		1,128,611	817,479
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2
5.88%	06/25/21		538,865	510,570
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2
5.50%	03/25/22		321,083	322,663
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[3]	363,055	381,725
Lehman XS Trust, Series 2006-13, Class 1A2
0.60%	09/25/36	[3]	834,842	745,118
Lehman XS Trust, Series 2006-9, Class A1B
0.59%	05/25/46	[3]	760,508	647,682
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4
0.71%	05/25/37	[3]	1,810,500	1,180,879
Merrill Lynch Alternative Note Asset, Series 2007-A3, Class A2D
0.76%	04/25/37	[3,5]	1,696,107	225,552

See accompanying notes to Schedule of Portfolio Investments.

141 / Annual Report March 2016

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March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors, Inc., Series 2004-HE2, Class A2C
1.59%	08/25/35	[3]	$709,726	$674,734
Mid-State Trust VI, Series 2006, Class A3
7.54%	07/01/35		324,796	345,359
Mid-State Trust VI, Series 2006, Class A4
7.79%	07/01/35		26,465	28,165
Mid-State Trust XI, Series 2011, Class B
8.22%	07/15/38		12,844	13,901
Mid-State Trust, Series 2004-1, Class B
8.90%	08/15/37		895,044	1,030,282
Mid-State Trust, Series 2004-1, Class M1
6.50%	08/15/37		619,019	662,298
Mid-State Trust, Series 2005-1, Class A
5.75%	01/15/40		249,149	269,238
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
2.30%	09/25/34	[3]	673,171	637,540
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[3]	2,785,255	1,290,968
Oakwood Mortgage Investors, Inc., Series 1998-A, Class M
6.83%	05/15/28	[3]	510,177	543,799
Oakwood Mortgage Investors, Inc., Series 1998-D, Class A
6.40%	01/15/29		213,549	215,939
Oakwood Mortgage Investors, Inc., Series 1999-A, Class A2
5.89%	04/15/29		46,162	47,246
Oakwood Mortgage Investors, Inc., Series 1999-B, Class A4
6.99%	12/15/26		642,393	681,817
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A3
5.90%	09/15/22	[3]	1,135,502	901,369
Oakwood Mortgage Investors, Inc., Series 2002-A, Class A3
6.03%	05/15/24	[3]	598,532	631,642
Origen Manufactured Housing, Series 2005-A, Class M1
5.46%	06/15/36	[3]	538,846	571,267
Park Place Securities, Inc., Series 2005-WCH1, Class M2
1.21%	01/25/36	[3]	263,862	262,982
Residential Accredit Loans Trust, Series 2005-QA3, Class NB1
3.53%	03/25/35	[3]	995,312	701,214
Residential Asset Securities Trust, Series 2005-KS12, Class A3
0.75%	01/25/36	[3]	538,667	534,917

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
0.67%	12/25/36	[3,4]	$1,958,206	$1,106,594
Specialty Underwriting & Residential Finance, Series 2006-AB3, Class A2B
0.58%	09/25/37	[3]	719,472	397,806
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
2.83%	09/25/34	[3]	817,516	804,492
Structured Asset Investment Loan Trust, Series 2005-4, Class M2
1.09%	05/25/35	[3]	802,901	800,367
Terwin Mortgage Trust, Series 2004-7HE, Class A1
0.98%	07/25/34	[3,4]	98,925	93,896
UCFC Home Equity Loan, Series 1998-D, Class BF1
8.97%	04/15/30	[3,5]	585	76
UCFC Manufactured Housing Contract, Series 1997-4, Class A4
7.00%	04/15/29	[3]	62,629	62,360
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A4
6.57%	05/07/27	[3]	210,427	215,863
WaMu Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
0.72%	07/25/45	[3]	151,658	142,473
Wells Fargo Home Equity Trust, Series 2007-1, Class A3
0.75%	03/25/37	[3]	1,500,000	957,237

				54,609,637

U.S. Agency Mortgage-Backed — 7.02%
Fannie Mae Pool 467225
3.63%	01/01/18		910,000	940,705
Fannie Mae Pool FN0003
4.28%	01/01/21		369,403	408,087
Fannie Mae REMICS, Series 1993-80, Class S
10.35%	05/25/23	[3]	4,007	4,630
Fannie Mae REMICS, Series 2000-45, Class SA (IO)
7.52%	12/18/30	[3]	631,580	100,459
Fannie Mae REMICS, Series 2001-42, Class SB
8.50%	09/25/31	[3]	942	1,202
Fannie Mae REMICS, Series 2003-124, Class TS
9.80%	01/25/34	[3]	10,373	13,137
Fannie Mae REMICS, Series 2003-64, Class KS
9.08%	07/25/18	[3]	109,283	116,793

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 142

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2005-92, Class US (IO)
5.67%	10/25/25	[3]	$2,434,620	$334,100
Fannie Mae REMICS, Series 2006-125, Class SM (IO)
6.77%	01/25/37	[3]	2,096,093	411,739
Fannie Mae REMICS, Series 2008-50, Class SA (IO)
5.62%	11/25/36	[3]	2,324,379	440,270
Fannie Mae REMICS, Series 2010-43, Class KS (IO)
5.99%	05/25/40	[3]	2,032,197	387,846
Fannie Mae-Aces, Series 2011-M5, Class X
1.24%	07/25/21	[3]	6,301,126	349,472
Fannie Mae-Aces, Series 2013-M12, Class X1 (IO)
0.00%	10/25/17	[3]	184,904,810	84,686
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K702, Class X1 (IO)
1.45%	02/25/18	[3]	10,987,759	255,582
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP01, Class X (IO)
3.08%	01/25/19	[3]	6,111,667	378,387
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class A1
3.19%	12/25/19		445,264	462,032
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSCT, Class AX
1.26%	01/25/20	[3]	3,708,865	132,064
Freddie Mac REMICS, Series 1602, Class SN
10.09%	10/15/23	[3]	14,590	19,978
Freddie Mac REMICS, Series 1673, Class SD
15.56%	02/15/24	[3]	191,878	242,872
Freddie Mac REMICS, Series 1760, Class ZD
1.28%	02/15/24	[3]	412,394	404,150
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		10,114	667
Freddie Mac REMICS, Series 2990, Class ND
15.78%	12/15/34	[3]	166,233	193,768
Freddie Mac REMICS, Series 3242, Class SA (IO)
5.92%	11/15/36	[3]	6,808,307	1,210,070

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3247, Class SI (IO)
0.15%	08/15/36	[3]	$26,038,441	$163,519
Freddie Mac REMICS, Series 3260, Class AS (IO)
5.95%	01/15/37	[3]	4,564,707	728,368
Freddie Mac REMICS, Series 3289, Class SD (IO)
5.69%	03/15/37	[3]	1,502,527	223,014
Ginnie Mae, Series 2001-31, Class SJ
26.49%	02/20/31	[3]	28,204	48,184
Ginnie Mae, Series 2004-8, Class SE
13.43%	11/26/23	[3]	110,976	136,443
Ginnie Mae, Series 2009-114, Class IO (IO)
0.16%	10/16/49	[3]	15,956,509	238,977

				8,431,201

Total Mortgage-Backed (Cost $67,649,320)				69,767,969

U.S. AGENCY SECURITIES — 0.93%
U.S. Agency Securities — 0.93%
Federal Farm Credit Bank
0.46%	04/26/17	[3]	1,120,000	1,119,452

Total U.S. Agency Securities (Cost $1,119,970)

Total Bonds – 94.21% (Cost $111,540,111)	113,142,090

Issues	Shares	Value
COMMON STOCK — 0.63%
Energy — 0.02%
Mach Gen LLC, Escrow Holding[5,6]	11,293	26,821
Real Estate Investment Trust (REIT) — 0.61%
American Capital Agency Corp.	38,899	724,688
Total Common Stock (Cost $930,689)		751,509

See accompanying notes to Schedule of Portfolio Investments.

143 / Annual Report March 2016

Strategic Income Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 4.74%
Money Market Funds — 1.56%
Morgan Stanley Institutional Liquidity Fund
0.25%[9]			$1,868,000	$1,868,000

U.S. Treasury Bills — 3.18%
U.S. Treasury Bills
0.18%[10]	04/07/16	[11]	30,000	29,999
0.43%[10]	08/18/16		3,800,000	3,795,163

				3,825,162

Total Short-Term Investments (Cost $5,692,844)				5,693,162

Total Investments – 99.58%

(Cost $118,163,644)[1]	119,586,761

Cash and Other Assets, Less Liabilities – 0.42%	503,422

Net Assets – 100.00%	$120,090,183

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: SHORT POSITIONS
3	U.S. Treasury Five Year Note Expiration June 2016	$1,588
10	U.S. Treasury Ten Year Note Expiration June 2016	1,479
	Net unrealized appreciation	$3,067

Notes:

[1]	Cost for federal income tax purposes is $118,164,841 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$6,282,296
Gross unrealized (depreciation)	(4,860,376)

Net unrealized appreciation	$1,421,920

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.
[3]	Floating rate security. The rate disclosed was in effect at March 31, 2016.
[4]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $1,434,079 , which is 1.19% of total net assets.
[6]	Non-income producing security.
[7]	Worthless due to company bankruptcy filing.
[8]	Security is currently in default with regard to scheduled interest or principal payments.
[9]	Represents the current yield as of March 31, 2016.
[10]	Represents annualized yield at date of purchase.
[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $29,999.
†	Fair valued security. The aggregate value of fair valued securities is $802,000, which is 0.67% of total net assets, which have not been valued utilizing an independent quote and were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(CLO): Collateralized Loan Obligation

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 144

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
BONDS – 89.64%
ASSET-BACKED SECURITIES — 15.21%**
Access Group, Inc., Series 2005-2, Class A3
0.80%	11/22/24	[2]	$20,915	$20,688
Access Group, Inc., Series 2015-1, Class A
1.13%	07/25/56	[2,3]	34,998	33,562
Bank of America Credit Card Trust, Series 2007-A1, Class A1
5.17%	06/15/19		20,000	20,658
Bayview Commercial Asset Trust, Series 2004-3, Class A1
0.80%	01/25/35	[2,3]	27,358	24,579
Brazos Higher Education Authority, Inc., Series 2005-2, Class A10
0.75%	12/26/19	[2]	4,433	4,419
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
1.83%	02/25/35	[2]	15,000	14,124
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
1.62%	10/27/36	[2]	15,000	14,507
College Loan Corp. Trust, Series 2007-1, Class A3
0.72%	04/25/29	[2]	20,000	19,394
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3
0.84%	09/28/26	[2]	4,743	4,717
Educational Funding of the South, Inc., Series 2011-1, Class A2
1.27%	04/25/35	[2]	7,911	7,671
Educational Funding of the South, Inc., Series 2012-1, Class A
1.48%	03/25/36	[2]	9,796	9,517
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L
0.70%	05/25/23	[2,3]	6,767	6,676
Nelnet Student Loan Trust, Series 2014-3A, Class A
1.01%	06/25/41	[2,3]	31,154	29,332
North Carolina State Education Authority, Series 2011-1, Class A3
1.52%	10/25/41	[2]	15,000	14,275
Northstar Education Finance, Inc., Series 2007-1, Class A2
0.01%	01/29/46	[2]	10,000	9,192
Scholar Funding Trust, Series 2011-A, Class A
1.52%	10/28/43	[2,3]	6,684	6,330
SLM Student Loan Trust, Series 2003-11, Class A5
0.68%	12/15/22	[2,3]	17,888	17,708
SLM Student Loan Trust, Series 2004-10, Class A5B
1.02%	04/25/23	[2,3]	14,283	14,258

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2004-5A, Class A5
1.22%	10/25/23	[2,3]	$9,644	$9,599
SLM Student Loan Trust, Series 2004-7, Class A5
0.79%	01/27/20	[2]	7,955	7,877
SLM Student Loan Trust, Series 2005-10, Class A4
0.73%	10/25/19	[2]	4,484	4,471
SLM Student Loan Trust, Series 2007-7, Class A3
0.86%	04/25/17	[2]	2,031	2,030
SLM Student Loan Trust, Series 2011-2, Class A1
1.03%	11/25/27	[2]	24,731	24,370
SLM Student Loan Trust, Series 2012-1, Class A2
0.88%	11/25/20	[2]	6,772	6,751
SLM Student Loan Trust, Series 2013-3, Class A2
0.73%	05/26/20	[2]	13,638	13,564
SLM Student Loan Trust, Series 2013-4, Class A
0.98%	06/25/27	[2]	13,744	13,101
SLM Student Loan Trust, Series 2013-6, Class A2
0.93%	02/25/21	[2]	12,651	12,598

Total Asset-Backed Securities (Cost $371,506)				365,968

CORPORATES — 22.04%*
Banking — 4.12%
Bank of America N.A. (BKNT)
6.10%	06/15/17		35,000	36,814
Capital One N.A.
2.40%	09/05/19		15,000	14,948
Discover Bank
2.00%	02/21/18		25,000	24,869
Royal Bank of Scotland PLC (United Kingdom)
6.40%	10/21/19	[4]	20,000	22,457

				99,088

Communications — 2.09%
Verizon Communications, Inc.
2.16%	09/15/16	[2]	50,000	50,268

Electric — 2.03%
Oncor Electric Delivery Co. LLC
6.80%	09/01/18		15,000	16,736
W3A Funding Corp.
8.09%	01/02/17		32,144	32,117

				48,853

See accompanying notes to Schedule of Portfolio Investments.

145 / Annual Report March 2016

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy — 0.43%
Energy Transfer Partners LP
6.13%	02/15/17		$10,000	$10,239

Finance — 7.06%
Chase Capital II, Series B
1.12%	02/01/27	[2]	100,000	80,125
General Electric Corp. (MTN)
1.00%	05/05/26	[2]	30,000	27,269
1.10%	08/15/36	[2]	75,000	62,338

				169,732

Health Care — 1.78%
Baxalta, Inc.
2.00%	06/22/18	[3]	10,000	9,928
Providence Health & Services Obligated Group
1.58%	10/01/17	[2]	25,000	25,115
Valeant Pharmaceuticals International, Inc. (Canada)
5.88%	05/15/23	[3,4]	10,000	7,850

				42,893

Real Estate Investment Trust (REIT) — 3.49%
Boston Properties LP
5.63%	11/15/20		15,000	17,089
Duke Realty LP
5.95%	02/15/17		10,000	10,365
HCP, Inc.
6.00%	01/30/17		30,000	30,996
Highwoods Realty LP
5.85%	03/15/17		10,000	10,358
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%	09/17/19	[3]	15,000	15,095

				83,903

Transportation — 1.04%
Continental Airlines Pass-Through Trust, Series 1997, Class 4A
6.90%	01/02/18		24,565	25,124

Total Corporates
(Cost $518,283)				530,100

MORTGAGE-BACKED — 50.31%**
Commercial Mortgage-Backed — 11.82%
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A3
5.37%	10/10/45		3,847	3,848
Banc of America Commercial Mortgage Trust, Series 2006-6, Class A4
5.36%	10/10/45		25,000	25,123

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust, Series 2010-C1, Class A2
3.83%	07/10/46	[3]	$12,906	$13,170
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1
3.74%	11/10/46	[3]	17,651	17,701
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-LN2, Class A2
5.12%	07/15/41		13,056	13,074
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class A1
3.85%	06/15/43	[3]	25,466	25,447
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A2
3.62%	11/15/43	[3]	15,000	15,352
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class A2
3.67%	02/15/46	[3]	50,992	51,863
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class AM
5.71%	03/15/39	[2]	2,349	2,349
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2
5.30%	11/15/38		6,620	6,626
Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A2FX
5.61%	04/15/49		42,956	42,998
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4
5.51%	04/15/47		40,000	40,604
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3
5.70%	06/15/49	[2]	15,000	15,355
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class APB
5.70%	06/15/49	[2]	10,863	10,864

				284,374

Non-Agency Mortgage-Backed — 23.36%
Asset-Backed Securities Corp. Home Equity, Series 2005-HE6, Class M2
1.20%	07/25/35	[2]	12,025	11,983
Banc of America Alternative Loan Trust, Series 2003-4, Class 1A5
5.50%	06/25/33		40,446	40,263
Banc of America Alternative Loan Trust, Series 2003-9, Class 1CB5
5.50%	11/25/33		30,149	30,849

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 146

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Mortgage Securities, Inc., Series 2003-A, Class 2A2
3.43%	02/25/33	[2]	$ 3,959	$3,883
BCAP LLC Trust, Series 2011-RR3, Class 1A5
2.91%	05/27/37	[2,3]	25,607	25,396
Centex Home Equity Loan Trust, Series 2002-C, Class AF4 (STEP)
4.98%	06/25/31		17,819	17,891
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
1.45%	08/25/35	[2]	40,923	29,080
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
0.73%	05/25/35	[2]	35,409	30,309
Credit Suisse First Boston Mortgage Securities Corp., Series 1997-2, Class A
7.50%	06/25/20	[3]	1,697	1,739
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB1, Class AF (STEP)
3.95%	01/25/33		18,880	19,079
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB5, Class M1
1.46%	11/25/33	[2]	22,808	21,676
DSLA Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
0.80%	07/19/44	[2]	7,717	7,440
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
0.63%	10/19/36	[2]	36,456	29,298
First Franklin Mortgage Loan Trust, Series 2004-FF7, Class A5
1.43%	09/25/34	[2]	4,881	4,911
Green Tree Home Improvement Loan Trust, Series 1995-F, Class B2
7.10%	01/15/21		1,307	1,309
GSAMP Trust, Series 2005-HE4, Class M1
0.88%	07/25/45	[2]	8,313	8,359
Harborview Mortgage Loan Trust, Series 2005-4, Class 2A
2.87%	07/19/35	[2]	26,770	23,247
IndyMac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1A
1.29%	08/25/34	[2]	13,834	11,872
IndyMac Index Mortgage Loan Trust, Series 2007-FLX1, Class A2
0.61%	02/25/37	[2]	24,107	22,767

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M1
0.88%	06/25/35	[2]	$19,611	$19,563
Morgan Stanley Capital I Trust, Series 2005-HE6, Class A2C
0.75%	11/25/35	[2]	9,806	9,811
Park Place Securities, Inc., Series 2004-MCW1, Class M1
1.37%	10/25/34	[2]	3,241	3,245
Park Place Securities, Inc., Series 2005-WHQ1, Class M2
1.18%	03/25/35	[2]	7,526	7,567
Residential Asset Mortgage Products Trust, Series 2003-RZ3, Class A6 (STEP)
3.90%	03/25/33		6,936	6,975
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A2
8.50%	11/25/31		4,097	1,434
Terwin Mortgage Trust, Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[3,5]	4,995,389	70,638
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
1.75%	06/25/42	[2]	7,465	7,158
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-I, Class A1
2.63%	09/25/33	[2]	59,731	58,725
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-I, Class AI
2.80%	07/25/34	[2]	11,344	11,202
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1
2.74%	10/25/36	[2]	26,884	24,271

				561,940

U.S. Agency Mortgage-Backed — 15.13%
Fannie Mae Multifamily REMIC Trust, Series 2015-M12, Class FA
0.76%	04/25/20	[2]	4,917	4,915
Fannie Mae Pool 463278
4.68%	09/01/19		25,000	27,449
Fannie Mae Pool 646884
1.92%	05/01/32	[2]	50,209	51,527
Fannie Mae Pool 802665
2.24%	12/01/34	[2]	3,534	3,619
Fannie Mae Pool AL0851
6.00%	10/01/40		8,737	9,978
Fannie Mae REMICS, Series 1997-91, Class SL (IO)
7.50%	11/25/23	[2]	77,861	13,328

See accompanying notes to Schedule of Portfolio Investments.

147 / Annual Report March 2016

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2003-11, Class FA
1.43%	09/25/32	[2]	$15,441	$15,802
Fannie Mae REMICS, Series 2008-47, Class PF
0.93%	06/25/38	[2]	7,455	7,488
Fannie Mae REMICS, Series 2010-109, Class PF
0.83%	10/25/40	[2]	14,312	14,327
Fannie Mae REMICS, Series G-36, Class ZB
7.00%	11/25/21		987	1,087
Fannie Mae-Aces, Series 2006-M2, Class A2F
5.26%	05/25/20	[2]	12,011	12,290
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF02, Class A3
1.06%	07/25/20	[2]	7,540	7,535
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF05, Class A
0.78%	09/25/21	[2]	32,709	32,618
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF10, Class A
0.81%	07/25/22	[2]	24,843	24,485
Freddie Mac REMICS, Series 2591, Class EF
0.94%	03/15/32	[2]	11,107	11,107
Freddie Mac REMICS, Series 2684, Class F
1.34%	01/15/33	[2]	15,427	15,746
Freddie Mac REMICS, Series 2835, Class LE
0.79%	11/15/30	[2]	773	773
Freddie Mac REMICS, Series 3501, Class JA
4.00%	04/15/37		13,034	13,210
Freddie Mac REMICS, Series 3831, Class PV
5.00%	05/15/25		51,342	53,642
Freddie Mac Strips, Series 263, Class F5
0.94%	06/15/42	[2]	41,698	41,623
Freddie Mac-Ginnie Mae, Series 2, Class L
8.00%	11/25/22		1,400	1,435

				363,984

Total Mortgage-Backed
(Cost $1,237,983)				1,210,298

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES — 2.08%
U.S. Treasury Notes — 2.08%
U.S. Treasury Notes
0.51%	01/31/18	[2]	$50,000	$ 50,057

Total U.S. Treasury Securities
(Cost $50,032)				50,057

Total Bonds – 89.64%
(Cost $2,177,804)				2,156,423

Issues			Shares	Value
MUTUAL FUNDS — 4.92%
Mutual Funds — 4.92%
SPDR S&P500 ETF Trust			576	118,403

Total Mutual Funds
(Cost $113,861)
Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 7.89%
U.S. Treasury Bills — 7.89%
U.S. Treasury Bills
0.18%[6]	04/07/16	[7]	125,000	124,998
0.43%[6]	08/18/16		65,000	64,917

				189,915

Total Short-Term Investments
(Cost $189,888)				189,915

Total Investments – 102.45%
(Cost $2,481,553)[1]				2,464,741

Liabilities in Excess of Other
Assets – (2.45)%				(58,975)

Net Assets – 100.00%				$2,405,766

Contracts		Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
22	S&P 500 E Mini Index, Expiration June 2016	$87,574

	Net unrealized appreciation	$87,574

See accompanying notes to Schedule of Portfolio Investments.

Annual Report March 2016 / 148

AlphaTrak 500 Fund

Schedule of Portfolio Investments

March 31, 2016

Notes:

[1]	Cost for federal income tax purposes is $2,481,554 and net unrealized appreciation/ (depreciation) consists of:

Gross unrealized appreciation	$33,247
Gross unrealized (depreciation)	(50,060)

Net unrealized (depreciation)	$(16,813)

[2]	Floating rate security. The rate disclosed was in effect at March 31, 2016.

[3]	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Illiquid security as determined under procedures approved by the Funds’ Board of Trustees. The aggregate value of illiquid securities is $70,638 , which is 2.94% of total net assets.

[6]	Represents annualized yield at date of purchase.

[7]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $124,998.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(IO): Interest only

(MTN): Medium-term note

(STEP): Step coupon bond

See accompanying notes to Schedule of Portfolio Investments.

149 / Annual Report March 2016

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Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2016

ASSETS:	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND

Investments, at value (Cost $154,723,361, $3,406,352,158, $1,301,269,169, $77,050,553,398, $1,152,054,460, $2,232,209,463, $150,987,969, $118,163,644, and $2,481,553, respectively) (Note 2)	$154,901,128	$3,410,891,864
Cash and cash equivalents (Note 2)	–	50,596
Cash on deposit with brokers for collateral on swaps (Note 2)	–	–
Foreign currency, at value (Cost $0, $0, $0, $0, $0, $633,$0, $0, and $0, respectively) (Note 2)	–	–
Premiums paid for swap contracts	–	–
Unrealized appreciation on swap contracts	–	–
Dividends and interest receivable	232,121	9,498,892
Due from Adviser (Note 6)	15,301	–
Receivable for securities sold	14,058	3,676,439
Receivables from Lehman Brothers, at value (Cost $0, $0, $0, $0, $46,072, $0, $0, $87,537, and $0, respectively) (Note 3)	–	–
Receivable for capital stock sold	1,122,486	9,668,303
Receivable for daily variation margin on futures contracts (Note 3)	–	102,188
Other assets	26,226	83,267

Total assets	156,311,320	3,433,971,549

Liabilities:
Unrealized depreciation on foreign currency exchange contracts	–	1,626,846
Unrealized depreciation on swap contracts	–	–
Options written, at value (Premiums received $0, $540,000, $0, $273,423, $0, $0, $0, $0, and $0, respectively) (Note 3)	–	53,976
Bank overdraft	15,466	–
Payable for securities purchased	2,374,432	9,512,815
Payable for capital stock redeemed	828,159	5,708,739
Payable for daily variation margin on futures contracts (Note 3)	–	–
Line of credit commitment fee payable	228	5,148
Distributions payable	13,378	281,851
Administrative fees payable	20,506	53,360
Advisory fees payable (Note 6)	31,435	864,640
Audit fees payable	26,186	39,764
Transfer agent fees payable	21,102	457,532
Accrued distribution (12b-1) and service fees payable	10,305	242,263
Accrued other expenses	7,409	84,381

Total liabilities	3,348,606	18,931,315

Net assets	$152,962,714	$3,415,040,234

Class M Shares:
Net assets (Applicable to 18,299,489, 171,038,365, 18,812,209, 1,522,053,047, 54,778,695, 70,589,674, 837,086, 7,397,766, and 333,047, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$78,212,283	$1,492,410,424

Net asset value, offering and redemption price per Class M share	$4.27	$8.73

Class I Shares:
Net assets (Applicable to 17,464,894, 219,424,752, 103,485,612, 4,272,994,483, 62,970,316, 119,202,854, 14,232,960, 7,646,228, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$74,750,431	$1,915,270,416

Net asset value, offering and redemption price per Class I share	$4.28	$8.73

Administrative Class:
Net assets (Applicable to 0, 652,992, 0, 26,863,547, 0, 0, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$7,359,394

Net asset value, offering and redemption price per Administrative Class share	N/A	$11.27

Plan Class:
Net assets (Applicable to 0, 0, 0, 1,049,072,162, 0, 0, 0, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Capital paid-in (Note 8)	$199,926,051	$3,629,580,524
Undistributed (distributions in excess of) net investment income	(9,589)	570,209
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, options written and swap contracts	(47,131,515)	(218,504,321)
Net unrealized appreciation/(depreciation) on investments	177,767	4,539,706
Net unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, options written and swap contracts	–	(1,145,884)

Net assets	$152,962,714	$3,415,040,234

1  Consolidated Statement of Assets and Liabilities.

See accompanying notes to financial statements.

151 / Annual Report March 2016

Metropolitan West Funds

Statements of Assets and Liabilities

March 31, 2016

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND[1]	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$1,310,929,007	$77,756,746,588	$1,059,552,013	$2,207,811,809	$147,488,790	$119,586,761	$2,464,741
74,048	41,637,393	1,764,282	283,664	969,007	20,069	9,070
–	9,136,297	–	–	–	–	1,155

–	–	–	480	–	–	–
–	–	423,290	–	–	–	–
–	–	1,238,730	–	–	–	–
4,840,351	294,909,061	14,526,330	10,689,590	468,301	544,475	9,268
–	–	–	20,040	11,026	–	12,569
3,586,131	379,084,824	42,248,607	20,272,910	802,081	564,400	3,644

–	–	–	–	–	–	–
2,427,017	200,631,396	1,326,669	5,119,117	697,462	174,562	2,243
93,672	5,223,766	–	–	–	–	–
41,859	895,073	68,016	86,288	37,657	23,401	17,023

1,321,992,085	78,688,264,398	1,121,147,937	2,244,283,898	150,474,324	120,913,668	2,519,713

559,671	32,803,057	–	5,186	–	–	–
–	56,628,877	–	–	–	–	–

–	94,766	–	–	–	–	–
–	–	–	–	–	–	–
25,748,462	4,648,268,943	46,752,637	10,312,349	2,686,313	199,638	60,465
1,499,943	143,813,374	2,610,571	7,987,894	16,156	437,414	4,115
–	653	–	550,250	–	4,406	5,775
1,871	103,425	1,714	3,451	217	224	–
45,621	12,552,347	232,006	996,150	435	18,243	235
37,606	443,045	19,737	58,142	15,491	24,106	12,059
395,090	21,538,416	575,975	1,228,328	67,563	70,718	–
32,220	125,107	41,561	–	–	26,197	25,340
122,665	7,203,832	142,376	240,815	7,723	22,277	3,411
34,588	2,993,102	106,086	175,460	1,709	11,970	–
38,922	2,840,856	101,114	90,327	377	8,292	2,547

28,516,659	4,929,409,800	50,583,777	21,648,352	2,795,984	823,485	113,947

$1,293,475,426	$73,758,854,598	$1,070,564,160	$2,222,635,546	$147,678,340	$120,090,183	$2,405,766

$199,030,791	$16,488,095,088	$498,128,492	$827,053,158	$8,206,578	$59,072,384	$2,405,766

$10.58	$10.83	$9.09	$11.72	$9.80	$7.99	$7.22

$1,094,444,635	$46,277,562,914	$572,435,668	$1,395,582,388	$139,471,762	$61,017,799	N/A

$10.58	$10.83	$9.09	$11.71	$9.80	$7.98	N/A

N/A	$291,167,945	N/A	N/A	N/A	N/A	N/A

N/A	$10.84	N/A	N/A	N/A	N/A	N/A

N/A	$10,702,028,651	N/A	N/A	N/A	N/A	N/A

N/A	$10.20	N/A	N/A	N/A	N/A	N/A

$1,280,488,125	$72,855,561,716	$1,228,777,031	$2,251,664,156	$152,610,969	$227,734,808	$94,422,017
491,490	15,261,709	2,243,607	772,542	4,875	348,990	10,946

3,218,435	257,796,442	(69,153,273)	(5,779,265)	(1,438,325)	(109,332,262)	(92,097,959)
9,659,837	706,193,189	(92,548,519)	(24,397,654)	(3,499,179)	1,335,580	(16,812)

(382,461)	(75,958,458)	1,245,314	375,767	–	3,067	87,574

$1,293,475,426	$73,758,854,598	$1,070,564,160	$2,222,635,546	$147,678,340	$120,090,183	$2,405,766

See accompanying notes to financial statements.

Annual Report March 2016 / 152

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2016

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND
Investment Income:
Interest	$1,792,290	$61,586,549
Dividends	3,606	61,090

Total investment income	1,795,896	61,647,639

Expenses:
Investment advisory fees (Note 6)	384,928	10,383,176
Administration fees	116,925	389,250
Commitment fee	836	18,706
Custodian fees	25,548	129,934
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	121,252	3,076,782
Administrative Class	–	19,225
Insurance expense	2,425	51,648
Miscellaneous expenses	5,027	25,424
Professional fees	42,119	91,135
Registration and filing fees	72,248	131,382
Reports to shareholders	8,357	123,500
Transfer agent fees	120,197	2,497,571
Trustees’ fees and expenses	1,464	32,898
Repayment of reimbursed expenses - Class I (Note 6)	–	184,754

Total operating expenses	901,326	17,155,385
Expenses waived and reimbursed (Note 6)	(256,572)	–

Net expenses	644,754	17,155,385

Net investment income	1,151,142	44,492,254

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain/(loss) on:
Investments	(58,152)	(8,673,826)
Futures contracts	–	1,605,701
Foreign currency transactions	–	4,214
Options and swaptions written	–	–
Swap contracts	–	–

Net change in unrealized appreciation/(depreciation) on:
Investments	(630,606)	(24,204,848)
Futures contracts	–	79,710
Foreign currency transactions	–	(1,626,846)
Options and swaptions written	–	79,193
Swap contracts	–	–

Net change in realized and unrealized loss on investments, futures contracts, foreign currency exchange contracts, options and swaptions written and swap contracts	(688,758)	(32,736,702)

Net Increase/(Decrease) in Net Assets from Operations	$462,384	$11,755,552

1  Consolidated Statement of Operations.

See accompanying notes to financial statements.

153 / Annual Report March 2016

Metropolitan West Funds

Statements of Operations

For the Year Ended March 31, 2016

INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND[1]	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

$23,335,245	$1,572,454,738	$61,101,116	$65,778,777	$6,695,812	$7,781,122	$83,304
27,045	924,791	20,996	1,159,306	2,846	97,153	502

23,362,290	1,573,379,529	61,122,112	66,938,083	6,698,658	7,878,275	83,806

4,319,164	239,169,360	6,058,292	14,573,871	854,812	1,861,299	538
228,018	4,173,012	171,830	359,419	112,422	137,242	70,320
6,654	366,350	6,638	12,158	832	828	–
67,175	2,040,947	50,770	114,526	17,550	21,847	15,036

368,653	34,211,845	1,469,236	2,078,974	17,665	164,069	–
–	1,285,897	–	–	–	–	–
15,102	815,373	24,123	25,741	2,298	2,488	122
11,013	373,566	53,547	17,683	6,291	4,939	3,672
52,963	407,438	83,038	59,943	40,120	50,606	40,383
95,128	2,267,830	83,041	146,635	59,861	57,161	26,595
46,101	3,651,384	118,106	160,823	4,041	12,018	1,582
684,015	40,798,731	837,774	1,433,175	44,963	132,713	24,041
11,716	649,385	11,465	21,262	1,468	1,402	67
141,152	202,090	–	–	–	45,177	–

6,046,854	330,413,208	8,967,860	19,004,210	1,162,323	2,491,789	182,356
–	–	(173,972)	(5,307)	(60,248)	–	(120,243)

6,046,854	330,413,208	8,793,888	18,998,903	1,102,075	2,491,789	62,113

17,315,436	1,242,966,321	52,328,224	47,939,180	5,596,583	5,386,486	21,693

2,551,638	600,389,830	(61,584,667)	(3,780,003)	(1,438,301)	184,540	(12,417)
1,566,134	77,234,122	30,095	(400,045)	–	(41,308)	(143,297)
482	(23,454)	–	(23,616)	–	–	–
–	24,511,591	–	–	–	–	–
(246,899)	(26,692,264)	2,932,614	–	–	–	(63,177)

(5,641,259)	(923,916,085)	(23,828,002)	(40,240,910)	(3,343,047)	(6,088,964)	(64,302)
193,104	(2,534,977)	–	(285,804)	–	11,817	65,017
(559,671)	(32,803,057)	–	(5,023)	–	–	–
–	(17,051,512)	–	–	–	–	–
128,771	(6,339,469)	1,600,553	–	–	–	62,813

(2,007,700)	(307,225,275)	(80,849,407)	(44,735,401)	(4,781,348)	(5,933,915)	(155,363)

$15,307,736	$935,741,046	$(28,521,183)	$3,203,779	$815,235	$(547,429)	$(133,670)

See accompanying notes to financial statements.

Annual Report March 2016 / 154

Metropolitan West Funds

Statements of Changes in Net Assets

	ULTRA SHORT BOND FUND
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015
Operations:
Net investment income	$1,151,142	$1,352,165
Net realized gain/(loss) on investments	(58,152)	(175,292)
Net realized gain/(loss) on futures contracts, options written, swap contracts and swaptions written	–	–
Net change in unrealized appreciation/(depreciation) on investments	(630,606)	(176,428)
Net change in unrealized appreciation/(depreciation) on futures contracts, options written, swap contracts and swaptions written	–	–

Net increase in net assets resulting from operations	462,384	1,000,445

Distributions to Shareholders from:
Net investment income:
Class M	(485,613)	(590,977)
Class I	(629,584)	(800,145)
Administrative Class	–	–
Plan Class	–	–
Net realized gains:
Class M	–	–
Class I	–	–
Administrative Class	–	–
Plan Class	–	–

Net decrease in net assets resulting from distributions	(1,115,197)	(1,391,122)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	44,670,332	54,797,853
Shares issued in reinvestment of distributions	455,136	534,493
Cost of shares redeemed	(36,459,609)	(82,367,701)

Total Class M capital share transactions	8,665,859	(27,035,355)

Class I:
Proceeds from sale of shares	46,002,893	73,486,576
Shares issued in reinvestment of distributions	469,237	648,419
Cost of shares redeemed	(51,920,127)	(94,022,857)

Total Class I capital share transactions	(5,447,997)	(19,887,862)

Administrative Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Administrative Class capital share transactions	–	–

Plan Class:
Proceeds from sale of shares	–	–
Shares issued in reinvestment of distributions	–	–
Cost of shares redeemed	–	–

Total Plan Class capital share transactions	–	–

Net increase/(decrease) in net assets resulting from capital share transactions	3,217,862	(46,923,217)

Net increase/(decrease) in net assets	2,565,049	(47,313,894)
Net assets at beginning of year	150,397,665	197,711,559

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $(9,589), $(45,534), $570,209, $(784,447), $491,490, $(374,758), $15,261,709 and $(30,849,083), respectively)	$152,962,714	$150,397,665

See accompanying notes to financial statements.

155 / Annual Report March 2016

Metropolitan West Funds

Statements of Changes in Net Assets

LOW DURATION BOND FUND		INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015

$44,492,254	$47,503,746	$17,315,436	$10,905,940	$1,242,966,321	$755,947,671
(8,673,826)	4,401,195	2,551,638	8,931,739	600,389,830	647,367,869
1,609,915	143,091	1,319,717	16,706	75,029,995	(2,660,229)
(24,204,848)	(6,558,481)	(5,641,259)	3,731,451	(923,916,085)	731,587,988

(1,467,943)	180,122	(237,796)	(277,595)	(58,729,015)	(49,846,029)

11,755,552	45,669,673	15,307,736	23,308,241	935,741,046	2,082,397,270

(18,221,036)	(23,716,617)	(2,078,019)	(2,060,920)	(263,951,635)	(227,894,482)
(24,870,489)	(24,542,176)	(15,116,839)	(9,256,255)	(793,343,467)	(502,397,784)
(50,287)	(48,204)	–	–	(4,694,025)	(1,645,004)
–	–	–	–	(168,176,118)	(42,094,872)

–	–	(921,629)	(412,979)	(176,445,051)	(32,400,318)
–	–	(5,349,075)	(2,385,384)	(474,264,225)	(76,572,282)
–	–	–	–	(3,857,271)	(301,357)
–	–	–	–	(112,018,189)	(5,847,430)

(43,141,812)	(48,306,997)	(23,465,562)	(14,115,538)	(1,996,749,981)	(889,153,529)

372,722,701	669,802,599	87,406,099	69,232,054	4,725,265,517	8,159,891,829
17,716,234	22,808,876	2,915,041	2,387,421	430,224,404	251,451,149
(632,191,782)	(860,470,686)	(53,374,917)	(55,121,272)	(4,944,860,564)	(2,821,075,236)

(241,752,847)	(167,859,211)	36,946,223	16,498,203	210,629,357	5,590,267,742

859,389,523	1,284,416,956	254,895,544	750,541,178	17,361,334,166	27,743,258,969
21,685,089	20,963,094	19,858,382	11,332,139	1,082,189,276	489,831,540
(864,858,286)	(1,083,957,459)	(224,487,447)	(73,907,839)	(11,784,729,104)	(4,725,208,360)

16,216,326	221,422,591	50,266,479	687,965,478	6,658,794,338	23,507,882,149

4,260,096	1,900,538	–	–	195,891,617	276,526,737
35,098	48,096	–	–	8,071,773	1,871,495
(1,495,308)	(968,305)	–	–	(188,036,225)	(38,975,458)

2,799,886	980,329	–	–	15,927,165	239,422,774

–	–	–	–	4,908,695,313	6,990,691,332
–	–	–	–	277,896,783	47,506,330
–	–	–	–	(1,548,839,793)	(457,398,473)

–	–	–	–	3,637,752,303	6,580,799,189

(222,736,635)	54,543,709	87,212,702	704,463,681	10,523,103,163	35,918,371,854

(254,122,895)	51,906,385	79,054,876	713,656,384	9,462,094,228	37,111,615,595
3,669,163,129	3,617,256,744	1,214,420,550	500,764,166	64,296,760,370	27,185,144,775

$3,415,040,234	$3,669,163,129	$1,293,475,426	$1,214,420,550	$73,758,854,598	$64,296,760,370

See accompanying notes to financial statements.

Annual Report March 2016 / 156

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND[1]
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015
Operations:
Net investment income	$52,328,224	$85,923,307
Net realized gain/(loss) on investments	(61,584,667)	12,521,209
Net realized gain/(loss) on futures contracts and swap contracts	2,962,709	(841,250)
Net change in unrealized appreciation/(depreciation) on investments	(23,828,002)	(108,512,258)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency transactions and swap contracts	1,600,553	57,923

Net increase/(decrease) in net assets resulting from operations	(28,521,183)	(10,851,069)

Distributions to Shareholders from:
Net investment income:
Class M	(24,362,163)	(45,178,492)
Class I	(27,439,063)	(40,822,736)
Net realized gains:
Class M	–	(11,770,017)
Class I	–	(11,252,302)

Net decrease in net assets resulting from distributions	(51,801,226)	(109,023,547)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	134,398,577	301,423,668
Shares issued in reinvestment of distributions	22,808,910	53,703,499
Cost of shares redeemed	(384,967,404)	(851,725,018)

Total Class M capital share transactions	(227,759,917)	(496,597,851)

Class I:
Proceeds from sale of shares	276,834,102	543,128,822
Shares issued in reinvestment of distributions	24,935,658	45,738,741
Cost of shares redeemed	(443,591,942)	(685,492,424)

Total Class I capital share transactions	(141,822,182)	(96,624,861)

Net increase/(decrease) in net assets resulting from capital share transactions	(369,582,099)	(593,222,712)

Net increase/(decrease) in net assets	(449,904,508)	(713,097,328)
Net assets at beginning of year	1,520,468,668	2,233,565,996

Net assets at end of year (including undistributed (distributions in excess of) net investment income of $2,243,607, $2,261,281, $772,542, $378,108, $4,875, $5,042, $348,990, $252,909, $10,946 and $2,732, respectively)	$1,070,564,160	$1,520,468,668

1 Consolidated Statement of Changes in Net Assets.

See accompanying notes to financial statements.

157 / Annual Report March 2016

Metropolitan West Funds

Statements of Changes in Net Assets

UNCONSTRAINED BOND FUND		FLOATING RATE INCOME FUND		STRATEGIC INCOME FUND		ALPHATRAK 500 FUND

YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015

$47,939,180	$22,453,851	$5,596,583	$4,495,372	$5,386,486	$4,414,532	$21,693	$34,728
(3,780,003)	971,414	(1,438,301)	508,482	184,540	2,162,859	(12,417)	(1,066)
(423,661)	(1,478,056)	–	–	(41,308)	(36,988)	(206,474)	706,696
(40,240,910)	4,785,921	(3,343,047)	(1,496,849)	(6,088,964)	(1,921,542)	(64,302)	(14,108)

(290,827)	346,244	–	–	11,817	(8,750)	127,830	(68,186)

3,203,779	27,079,374	815,235	3,507,005	(547,429)	4,610,111	(133,670)	658,064

(16,019,547)	(7,357,430)	(241,961)	(220,858)	(2,227,389)	(1,494,757)	(13,479)	(46,024)
(31,501,583)	(14,937,012)	(5,354,641)	(4,271,510)	(3,063,016)	(2,512,958)	–	–

–	–	(10,706)	(77,688)	–	–	–	–
–	–	(180,990)	(1,117,277)	–	–	–	–

(47,521,130)	(22,294,442)	(5,788,298)	(5,687,333)	(5,290,405)	(4,007,715)	(13,479)	(46,024)

389,592,016	633,642,743	5,866,138	15,857,833	26,527,451	36,867,133	2,806,227	6,847,181
14,633,132	6,627,548	247,284	273,986	2,120,372	1,430,221	13,175	45,653
(298,765,632)	(210,477,315)	(3,799,231)	(15,165,099)	(40,444,717)	(38,210,139)	(10,001,620)	(3,093,474)

105,459,516	429,792,976	2,314,191	966,720	(11,796,894)	87,215	(7,182,218)	3,799,360

552,139,801	1,054,451,095	57,870,758	32,482,252	22,336,619	52,980,845	–	–
23,364,013	13,230,264	5,530,053	5,382,071	3,060,624	1,842,365	–	–
(451,122,731)	(183,775,346)	(57,379,873)	(13,094,268)	(51,843,538)	(111,007,047)	–	–

124,381,083	883,906,013	6,020,938	24,770,055	(26,446,295)	(56,183,837)	–	–

229,840,599	1,313,698,989	8,335,129	25,736,775	(38,243,189)	(56,096,622)	(7,182,218)	3,799,360

185,523,248	1,318,483,921	3,362,066	23,556,447	(44,081,023)	(55,494,226)	(7,329,367)	4,411,400
2,037,112,298	718,628,377	144,316,274	120,759,827	164,171,206	219,665,432	9,735,133	5,323,733

$2,222,635,546	$2,037,112,298	$147,678,340	$144,316,274	$120,090,183	$164,171,206	$2,405,766	$9,735,133

See accompanying notes to financial statements.

Annual Report March 2016 / 158

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT
	BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Year	$4.29	$4.30	$4.31	$4.20	$4.24

Income from Investment Operations:
Net investment income[1]	0.03	0.03	0.04	0.06	0.08
Net realized and unrealized gain/(loss)	(0.02)	(0.01)	(0.01)	0.12	(0.04)

Total Income from Investment Operations	0.01	0.02	0.03	0.18	0.04

Less Distributions:
From net investment income	(0.03)	(0.03)	(0.04)	(0.07)	(0.08)

Total Distributions	(0.03)	(0.03)	(0.04)	(0.07)	(0.08)

Net Asset Value, End of Year	$4.27	$4.29	$4.30	$4.31	$4.20

Total Return	0.18%	0.42%	0.74%	4.26%	1.00%
Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$78,212	$69,868	$97,090	$56,977	$37,261
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.68%	0.65%	0.60%	0.64%	0.68%
After expense waivers and reimbursements	0.50%	0.50%	0.50%	0.50%	0.51%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.66%	0.63%	0.92%	1.50%	1.90%
Portfolio Turnover Rate	37%	16%	31%	43%	29%

[1] Per	share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

159 / Annual Report March 2016

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT
	BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Year	$4.30	$4.31	$4.32	$4.21	$4.25

Income from Investment Operations:
Net investment income[1]	0.04	0.03	0.05	0.07	0.09
Net realized and unrealized gain/(loss)	(0.03)	(0.00)[2]	(0.01)	0.11	(0.04)

Total Income from Investment Operations	0.01	0.03	0.04	0.18	0.05

Less Distributions:
From net investment income	(0.03)	(0.04)	(0.05)	(0.07)	(0.09)

Total Distributions	(0.03)	(0.04)	(0.05)	(0.07)	(0.09)

Net Asset Value, End of Year	$4.28	$4.30	$4.31	$4.32	$4.21

Total Return	0.34%	0.59%	0.90%	4.42%	1.17%
Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$74,751	$80,530	$100,622	$67,947	$75,106
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.50%	0.46%	0.43%	0.48%	0.52%
After expense waivers and reimbursements	0.34%	0.34%	0.34%	0.34%	0.35%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.83%	0.79%	1.09%	1.70%	2.03%
Portfolio Turnover Rate	37%	16%	31%	43%	29%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying notes to financial statements.

Annual Report March 2016 / 160

Metropolitan West Funds

Financial Highlights

	LOW DURATION
	BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Year	$8.81	$8.81	$8.83	$8.60	$8.65

Income from Investment Operations:
Net investment income[1]	0.10	0.11	0.14	0.25	0.26
Net realized and unrealized gain/(loss)	(0.08)	(0.00)[2]	(0.01)	0.23	(0.05)

Total Income from Investment Operations	0.02	0.11	0.13	0.48	0.21

Less Distributions:
From net investment income	(0.10)	(0.11)	(0.15)	(0.25)	(0.26)

Total Distributions	(0.10)	(0.11)	(0.15)	(0.25)	(0.26)

Net Asset Value, End of Year	$8.73	$8.81	$8.81	$8.83	$8.60

Total Return	0.22%	1.24%	1.45%	5.64%	2.53%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,492,411	$1,749,130	$1,918,474	$1,140,625	$1,214,668
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.62%	0.62%	0.57%	0.57%	0.59%
After expense waivers and reimbursements	0.62%	0.61%	0.57%	0.57%	0.59%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.16%	1.21%	1.60%	2.83%	3.06%
Portfolio Turnover Rate	119%	30%	31%	60%	60%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying notes to financial statements.

161 / Annual Report March 2016

Metropolitan West Funds

Financial Highlights

	LOW DURATION
	BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Year	$8.81	$8.81	$8.83	$8.60	$8.66

Income from Investment Operations:
Net investment income[1]	0.12	0.13	0.16	0.26	0.28
Net realized and unrealized gain/(loss)	(0.08)	(0.00)[2]	(0.02)	0.24	(0.06)

Total Income from Investment Operations	0.04	0.13	0.14	0.50	0.22

Less Distributions:
From net investment income	(0.12)	(0.13)	(0.16)	(0.27)	(0.28)

Total Distributions	(0.12)	(0.13)	(0.16)	(0.27)	(0.28)

Net Asset Value, End of Year	$8.73	$8.81	$8.81	$8.83	$8.60

Total Return	0.44%	1.46%	1.64%	5.84%	2.61%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,915,270	$1,915,434	$1,695,160	$741,747	$504,182
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.39%	0.39%	0.37%	0.38%	0.40%
After expense waivers and reimbursements	0.39%	0.39%	0.37%	0.38%	0.40%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.39%	1.42%	1.78%	3.00%	3.24%
Portfolio Turnover Rate	119%	30%	31%	60%	60%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying notes to financial statements.

Annual Report March 2016 / 162

Metropolitan West Funds

Financial Highlights

	LOW DURATION
	BOND FUND
	ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Year	$11.37	$11.38	$11.41	$11.11	$11.18

Income from Investment Operations:
Net investment income[1]	0.12	0.12	0.14	0.32	0.31
Net realized and unrealized gain/(loss)	(0.11)	(0.00)[2]	–	0.28	(0.06)

Total Income from Investment Operations	0.01	0.12	0.14	0.60	0.25

Less Distributions:
From net investment income	(0.11)	(0.13)	(0.17)	(0.30)	(0.32)

Total Distributions	(0.11)	(0.13)	(0.17)	(0.30)	(0.32)

Net Asset Value, End of Year	$11.27	$11.37	$11.38	$11.41	$11.11

Total Return	0.13%	1.04%	1.21%	5.46%	2.28%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$7,359	$4,599	$3,623	$105	$1,594
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.72%	0.72%	0.78%	0.77%	0.79%
After expense waivers and reimbursements	0.72%	0.72%	0.78%	0.77%	0.79%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.07%	1.09%	1.24%	2.85%	2.82%
Portfolio Turnover Rate	119%	30%	31%	60%	60%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.

See accompanying notes to financial statements.

163 / Annual Report March 2016

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE
	BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Year	$10.65	$10.52	$10.69	$10.47	$10.31

Income from Investment Operations:
Net investment income[1]	0.13	0.14	0.24	0.35	0.40
Net realized and unrealized gain/(loss)	(0.03)	0.16	(0.16)	0.40	0.16

Total Income from Investment Operations	0.10	0.30	0.08	0.75	0.56

Less Distributions:
From net investment income	(0.12)	(0.14)	(0.24)	(0.35)	(0.40)
From net capital gains	(0.05)	(0.03)	(0.01)	(0.18)	–

Total Distributions	(0.17)	(0.17)	(0.25)	(0.53)	(0.40)

Net Asset Value, End of Year	$10.58	$10.65	$10.52	$10.69	$10.47

Total Return	1.03%	2.87%	0.80%	7.28%	5.56%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$199,031	$163,048	$144,635	$115,576	$89,990
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.70%	0.72%	0.69%	0.69%	0.72%
After expense waivers and reimbursements	0.70%	0.68%	0.65%	0.65%	0.66%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.20%	1.30%	2.25%	3.24%	3.89%
Portfolio Turnover Rate	309%	253%	208%	119%	145%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2016 / 164

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE
	BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Year	$10.65	$10.52	$10.69	$10.47	$10.30

Income from Investment Operations:
Net investment income[1]	0.15	0.15	0.25	0.37	0.43
Net realized and unrealized gain/(loss)	(0.02)	0.17	(0.15)	0.40	0.16

Total Income from Investment Operations	0.13	0.32	0.10	0.77	0.59

Less Distributions:
From net investment income	(0.15)	(0.16)	(0.26)	(0.37)	(0.42)
From net capital gains	(0.05)	(0.03)	(0.01)	(0.18)	–

Total Distributions	(0.20)	(0.19)	(0.27)	(0.55)	(0.42)

Net Asset Value, End of Year	$10.58	$10.65	$10.52	$10.69	$10.47

Total Return	1.28%	3.09%	1.02%	7.50%	5.89%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$1,094,444	$1,051,372	$356,129	$197,719	$193,480
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.46%	0.48%[2]	0.46%	0.48%	0.51%
After expense waivers and reimbursements	0.46%	0.48%	0.44%	0.44%	0.45%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.44%	1.38%	2.39%	3.46%	4.11%
Portfolio Turnover Rate	309%	253%	208%	119%	145%

[1]	Per share numbers have been calculated using the average share method.
[2]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.46%.

See accompanying notes to financial statements.

165 / Annual Report March 2016

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN
	BOND FUND CLASS M
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Year	$11.02	$10.68	$10.92	$10.54	$10.41

Income from Investment Operations:
Net investment income[1]	0.18	0.19	0.29	0.36	0.45
Net realized and unrealized gain/(loss)	(0.07)	0.38	(0.18)	0.62	0.21

Total Income/(Loss) from Investment Operations	0.11	0.57	0.11	0.98	0.66

Less Distributions:
From net investment income	(0.18)	(0.20)	(0.29)	(0.38)	(0.45)
From net capital gains	(0.12)	(0.03)	(0.06)	(0.22)	(0.08)

Total Distributions	(0.30)	(0.23)	(0.35)	(0.60)	(0.53)

Net Asset Value, End of Year	$10.83	$11.02	$10.68	$10.92	$10.54

Total Return	0.99%	5.38%	1.07%	9.46%	6.55%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$16,488,095	$16,558,422	$10,587,362	$10,806,099	$8,154,998
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.66%	0.68%	0.62%	0.61%	0.63%
After expense waivers and reimbursements	0.66%	0.68%	0.62%	0.61%	0.63%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.64%	1.79%	2.70%	3.30%	4.33%
Portfolio Turnover Rate	303%	246%	255%	160%	156%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2016 / 166

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN
	BOND FUND CLASS I
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Year	$11.01	$10.68	$10.92	$10.54	$10.41

Income from Investment Operations:
Net investment income[1]	0.20	0.21	0.31	0.38	0.47
Net realized and unrealized gain/(loss)	(0.06)	0.38	(0.18)	0.62	0.21

Total Income from Investment Operations	0.14	0.59	0.13	1.00	0.68

Less Distributions:
From net investment income	(0.20)	(0.23)	(0.31)	(0.40)	(0.47)
From net capital gains	(0.12)	(0.03)	(0.06)	(0.22)	(0.08)

Total Distributions	(0.32)	(0.26)	(0.37)	(0.62)	(0.55)

Net Asset Value, End of Year	$10.83	$11.01	$10.68	$10.92	$10.54

Total Return	1.31%	5.54%	1.29%	9.69%	6.78%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$46,277,563	$40,277,552	$16,023,118	$13,693,971	$11,275,951
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.43%	0.44%	0.40%	0.40%	0.42%
After expense waivers and reimbursements	0.43%	0.44%	0.40%	0.40%	0.42%
Ratio of Net Investment Income to Average Net
Assets After expense waivers and reimbursements	1.87%	1.94%	2.90%	3.52%	4.53%
Portfolio Turnover Rate	303%	246%	255%	160%	156%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

167 / Annual Report March 2016

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN
	BOND FUND
	ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012
Net Asset Value, Beginning of Year	$11.02	$10.68	$10.93	$10.55	$10.42

Income from Investment Operations:
Net investment income[1]	0.16	0.16	0.26	0.33	0.43
Net realized and unrealized gain/(loss)	(0.06)	0.40	(0.18)	0.63	0.21

Total Income from Investment Operations	0.10	0.56	0.08	0.96	0.64

Less Distributions:
From net investment income	(0.16)	(0.19)	(0.27)	(0.36)	(0.43)
From net capital gains	(0.12)	(0.03)	(0.06)	(0.22)	(0.08)

Total Distributions	(0.28)	(0.22)	(0.33)	(0.58)	(0.51)

Net Asset Value, End of Year	$10.84	$11.02	$10.68	$10.93	$10.55

Total Return	0.96%	5.25%	0.79%	9.24%	6.34%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$291,168	$281,479	$39,430	$15,783	$7,061
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.78%	0.80%	0.81%	0.81%	0.83%
After expense waivers and reimbursements	0.78%	0.80%	0.81%	0.81%	0.83%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.51%	1.45%	2.47%	3.04%	4.14%
Portfolio Turnover Rate	303%	246%	255%	160%	156%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2016 / 168

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN
	BOND FUND
	PLAN CLASS*
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	PERIOD ENDED MARCH 31, 2012
Net Asset Value, Beginning of Period	$10.38	$10.07	$10.30	$9.95	$10.00

Income from Investment Operations:
Net investment income[1]	0.20	0.18	0.29	0.35	0.30
Net realized and unrealized gain/(loss)	(0.07)	0.38	(0.17)	0.60	0.07

Total Income from Investment Operations	0.13	0.56	0.12	0.95	0.37

Less Distributions:
From net investment income	(0.19)	(0.22)	(0.29)	(0.38)	(0.34)
From net capital gains	(0.12)	(0.03)	(0.06)	(0.22)	(0.08)

Total Distributions	(0.31)	(0.25)	(0.35)	(0.60)	(0.42)

Net Asset Value, End of Period	$10.20	$10.38	$10.07	$10.30	$9.95

Total Return	1.33%	5.60%	1.30%	9.73%	3.81%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$10,702,029	$7,179,308	$535,236	$348,453	$119,860
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.38%	0.40%	0.39%	0.40%	0.41%[3]
After expense waivers and reimbursements	0.38%	0.39%	0.39%	0.39%	0.40%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.93%	1.77%	2.88%	3.42%	4.43%[3]
Portfolio Turnover Rate	303%	246%	255%	160%	156%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Total Return Bond Fund Plan Class Shares commenced operations on August 1, 2011.

See accompanying notes to financial statements.

169 / Annual Report March 2016

Metropolitan West Funds

Financial Highlights

	HIGH YIELD
	BOND FUND CLASS M
	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2016[1]	2015[1]	2014	2013	2012
Net Asset Value, Beginning of Year	$9.72	$10.37	$10.59	$10.11	$10.94

Income from Investment Operations:
Net investment income[2]	0.39	0.45	0.54	0.64	0.73
Net realized and unrealized gain/(loss)	(0.63)	(0.51)	0.05	0.57	(0.68)

Total Income/(Loss) from Investment Operations	(0.24)	(0.06)	0.59	1.21	0.05

Less Distributions:
From net investment income	(0.39)	(0.45)	(0.53)	(0.68)	(0.76)
From net capital gains	–	(0.14)	(0.28)	(0.05)	(0.12)

Total Distributions	(0.39)	(0.59)	(0.81)	(0.73)	(0.88)

Net Asset Value, End of Year	$9.09	$9.72	$10.37	$10.59	$10.11

Total Return	(2.52)%	(0.65)%	5.89%	12.40%	0.68%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$498,128	$764,684	$1,323,298	$1,335,683	$1,227,806
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.87%	0.89%	0.82%	0.81%	0.85%
After expense waivers and reimbursements	0.85%	0.83%	0.80%	0.79%	0.82%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.19%	4.41%	5.20%	6.20%	7.14%
Portfolio Turnover Rate	139%	61%	66%	74%	54%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2016 / 170

Metropolitan West Funds

Financial Highlights

	HIGH YIELD
	BOND FUND CLASS I
	YEAR	YEAR	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2016[1]	2015[1]	2014	2013	2012
Net Asset Value, Beginning of Year	$9.72	$10.37	$10.59	$10.11	$10.94

Income from Investment Operations:
Net investment income[2]	0.42	0.47	0.57	0.66	0.75
Net realized and unrealized gain/(loss)	(0.64)	(0.51)	0.05	0.57	(0.68)

Total Income/(Loss) from Investment Operations	(0.22)	(0.04)	0.62	1.23	0.07

Less Distributions:
From net investment income	(0.41)	(0.47)	(0.56)	(0.70)	(0.78)
From net capital gains	–	(0.14)	(0.28)	(0.05)	(0.12)

Total Distributions	(0.41)	(0.61)	(0.84)	(0.75)	(0.90)

Net Asset Value, End of Year	$9.09	$9.72	$10.37	$10.59	$10.11

Total Return	(2.28)%	(0.40)%	6.16%	12.67%	0.93%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$572,436	$755,786	$910,268	$997,308	$1,062,563
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.61%	0.60%	0.56%	0.57%	0.60%
After expense waivers and reimbursements	0.60%	0.58%	0.55%	0.54%	0.57%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.44%	4.65%	5.45%	6.46%	7.35%
Portfolio Turnover Rate	139%	61%	66%	74%	54%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

171 / Annual Report March 2016

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED
	BOND FUND
	CLASS M*
	YEAR	YEAR	YEAR	YEAR	PERIOD
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.95	$11.87	$11.81	$11.23	$10.00

Income from Investment Operations:
Net investment income[1]	0.23	0.21	0.29	0.36	0.32
Net realized and unrealized gain/(loss)	(0.23)	0.08	0.07	0.61	1.24

Total Income/(Loss) from Investment Operations	–	0.29	0.36	0.97	1.56

Less Distributions:
From net investment income	(0.23)	(0.21)	(0.29)	(0.39)	(0.31)
From net capital gains	–	–	(0.01)	–	(0.02)

Total Distributions	(0.23)	(0.21)	(0.30)	(0.39)	(0.33)

Net Asset Value, End of Period	$11.72	$11.95	$11.87	$11.81	$11.23

Total Return	(0.02)%	2.47%	3.09%	9.72%	15.72%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$827,053	$738,090	$305,872	$100,087	$9,894
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.04%	1.04%	1.04%	1.35%	2.86%[3]
After expense waivers and reimbursements	1.04%	1.03%	0.99%	0.99%	0.99%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.95%	1.76%	2.46%	3.07%	6.11%[3]
Portfolio Turnover Rate	23%	18%	38%	43%	29%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Unconstrained Bond Fund Class M Shares commenced operations on October 1, 2011.

See accompanying notes to financial statements.

Annual Report March 2016 / 172

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED
	BOND FUND
	CLASS I*
	YEAR	YEAR	YEAR	YEAR	PERIOD
	ENDED	ENDED	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.94	$11.86	$11.80	$11.22	$10.00

Income from Investment Operations:
Net investment income[1]	0.27	0.24	0.32	0.38	0.33
Net realized and unrealized gain/(loss)	(0.24)	0.08	0.07	0.62	1.23

Total Income from Investment Operations	0.03	0.32	0.39	1.00	1.56

Less Distributions:
From net investment income	(0.26)	(0.24)	(0.32)	(0.42)	(0.32)
From net capital gains	–	–	(0.01)	–	(0.02)

Total Distributions	(0.26)	(0.24)	(0.33)	(0.42)	(0.34)

Net Asset Value, End of Period	$11.71	$11.94	$11.86	$11.80	$11.22

Total Return	0.29%	2.72%	3.34%	9.98%	15.85%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,395,583	$1,299,022	$412,757	$87,893	$7,776
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.73%	0.79%[3]	0.78%	1.10%	2.60%[4]
After expense waivers and reimbursements	0.73%	0.79%	0.75%	0.75%	0.75%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.25%	2.00%	2.70%	3.21%	6.23%[4]
Portfolio Turnover Rate	23%	18%	38%	43%	29%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.76%
[4]	Annualized.
*	The Unconstrained Bond Fund Class I Shares commenced operations on October 1, 2011.

See accompanying notes to financial statements.

173 / Annual Report March 2016

Metropolitan West Funds

Financial Highlights

	FLOATING RATE
	INCOME FUND
	CLASS M*
	YEAR	YEAR	PERIOD
	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,
	2016	2015	2014
Net Asset Value, Beginning of Period	$10.13	$10.28	$10.00

Income from Investment Operations:
Net investment income[1]	0.34	0.32	0.26
Net realized and unrealized gain/(loss)	(0.32)	(0.06)	0.25

Total Income from Investment Operations	0.02	0.26	0.51

Less Distributions:
From net investment income	(0.34)	(0.32)	(0.22)
From net capital gains	(0.01)	(0.09)	(0.01)

Total Distributions	(0.35)	(0.41)	(0.23)

Net Asset Value, End of Period	$9.80	$10.13	$10.28

Total Return	0.23%	2.53%	5.15%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$8,206	$6,126	$5,311
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.07%	1.10%	1.11%[3]
After expense waivers and reimbursements	0.90%	0.88%	0.85%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.42%	3.15%	3.41%[3]
Portfolio Turnover Rate	66%	49%	67%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Floating Rate Income Fund Class M Shares commenced operations on June 28, 2013.

See accompanying notes to financial statements.

Annual Report March 2016 / 174

Metropolitan West Funds

Financial Highlights

	FLOATING RATE
	INCOME FUND
	CLASS I*
	YEAR	YEAR	PERIOD
	ENDED	ENDED	ENDED
	MARCH 31,	MARCH 31,	MARCH 31,
	2016	2015	2014
Net Asset Value, Beginning of Period	$10.12	$10.28	$10.00

Income from Investment Operations:
Net investment income[1]	0.36	0.34	0.26
Net realized and unrealized gain/(loss)	(0.31)	(0.07)	0.26

Total Income from Investment Operations	0.05	0.27	0.52

Less Distributions:
From net investment income	(0.36)	(0.34)	(0.23)
From net capital gains	(0.01)	(0.09)	(0.01)

Total Distributions	(0.37)	(0.43)	(0.24)

Net Asset Value, End of Period	$9.80	$10.12	$10.28

Total Return	0.53%	2.63%	5.29%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$139,472	$138,190	$115,448
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.73%	0.74%	0.81%[3]
After expense waivers and reimbursements	0.70%	0.68%	0.65%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.61%	3.33%	3.34%[3]
Portfolio Turnover Rate	66%	49%	67%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Floating Rate Income Fund Class I Shares commenced operations on June 28, 2013.

See accompanying notes to financial statements.

175 / Annual Report March 2016

Metropolitan West Funds

Financial Highlights

	STRATEGIC
	INCOME FUND CLASS M
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012

Net Asset Value, Beginning of Year	$8.32	$8.29	$8.32	$7.82	$8.21

Income from Investment Operations:
Net investment income[1]	0.28	0.18	0.22	0.39	0.44
Net realized and unrealized gain/(loss)	(0.33)	0.02	(0.02)	0.51	(0.36)

Total Income/(Loss) from Investment Operations	(0.05)	0.20	0.20	0.90	0.08

Less Distributions:
From net investment income	(0.28)	(0.17)	(0.23)	(0.40)	(0.47)

Total Distributions	(0.28)	(0.17)	(0.23)	(0.40)	(0.47)

Net Asset Value, End of Year	$7.99	$8.32	$8.29	$8.32	$7.82

Total Return	(0.57)%	2.37%	2.42%	11.80%	1.11%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$59,072	$73,453	$73,180	$36,823	$20,882
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.87%	2.41%	2.26%	2.16%	2.14%
After expense waivers and reimbursements	1.87%	2.35%	2.26%	2.16%	2.14%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.46%	2.20%	2.62%	4.85%	5.52%
Portfolio Turnover Rate	20%	32%	51%	50%	70%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

Annual Report March 2016 / 176

Metropolitan West Funds

Financial Highlights

	STRATEGIC
	INCOME FUND CLASS I
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012

Net Asset Value, Beginning of Year	$8.31	$8.29	$8.32	$7.82	$8.21

Income from Investment Operations:
Net investment income[1]	0.31	0.20	0.25	0.42	0.49
Net realized and unrealized gain/(loss)	(0.33)	–	(0.03)	0.50	(0.39)

Total Income/(Loss) from Investment Operations	(0.02)	0.20	0.22	0.92	0.10

Less Distributions:
From net investment income	(0.31)	(0.18)	(0.25)	(0.42)	(0.49)

Total Distributions	(0.31)	(0.18)	(0.25)	(0.42)	(0.49)

Net Asset Value, End of Year	$7.98	$8.31	$8.29	$8.32	$7.82

Total Return	(0.25)%	2.49%	2.69%	12.08%	1.36%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$61,018	$90,718	$146,485	$178,751	$162,947
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.54%	2.10%	1.99%	1.91%	1.89%
After expense waivers and reimbursements	1.54%	2.10%	1.99%	1.91%	1.89%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.78%	2.37%	3.07%	5.18%	6.19%
Portfolio Turnover Rate	20%	32%	51%	50%	70%

[1]	Per share numbers have been calculated using the average share method.

See accompanying notes to financial statements.

177 / Annual Report March 2016

Metropolitan West Funds

Financial Highlights

	ALPHATRAK
	500 FUND CLASS M
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014	YEAR ENDED MARCH 31, 2013	YEAR ENDED MARCH 31, 2012

Net Asset Value, Beginning of Year	$7.22	$6.48	$5.35	$4.63	$4.48

Income from Investment Operations:
Net investment income[1]	0.02	0.04	0.08	0.07	0.11
Net realized and unrealized gain	0.02	0.76	1.13	0.71	0.21

Total Income from Investment Operations	0.04	0.80	1.21	0.78	0.32

Less Distributions:
From net investment income	(0.04)	(0.06)	(0.08)	(0.06)	(0.09)
From return of capital	–	–	–	–	(0.08)

Total Distributions	(0.04)	(0.06)	(0.08)	(0.06)	(0.17)

Net Asset Value, End of Year	$7.22	$7.22	$6.48	$5.35	$4.63

Total Return	0.53%	12.37%	22.75%	16.88%	7.35%

Ratios/Supplemental Data:
Net Assets, end of year (in thousands)	$2,406	$9,735	$5,324	$6,156	$5,140
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.64%	2.65%	2.98%	2.94%	2.09%
After expense waivers and reimbursements	0.90%	0.90%	0.90%	0.91%[2]	0.97%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	0.31%	0.54%	1.43%	1.45%	2.75%
Portfolio Turnover Rate	59%	30%	50%	41%	31%

[1]	Per share numbers have been calculated using the average share method.
[2]	The 0.91% represents the current expense waivers and reimbursements which is 0.01% over the expense cap. The after expense waivers and reimbursements would have been 0.90%.

See accompanying notes to financial statements.

Annual Report March 2016 / 178

Notes to Financial Statements

March 31, 2016

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of nine separate portfolios (each a “Fund” and collectively, the “Funds”): Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”) and Metropolitan West Alpha Trak 500 Fund (the “Alpha Trak 500 Fund”). The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with the Class M shares. Class I was added on July 31, 2004. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administration Class was added on September 22, 2009. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with the Class I shares. Class M was added on June 30, 2004. The Total Return Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Administrative Class was added on December 18, 2009; and the Plan Class added on August 1, 2011. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Unconstrained Bond Fund commenced investment operations on October 1, 2011 with Class M and Class I shares. The Floating Rate Income Fund commenced investment operation on June 28, 2013 with Class M and Class I shares. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Alpha Trak 500 Fund commenced investment operations on June 29, 1998 with Class M shares. Each Fund is an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification ( the “ASC”) No. 946, Financial Services – Investment Companies.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity will normally exceed one year.

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a diversified portfolio of high-yield, fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates.

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long term capital appreciation.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund will focus on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund will focus on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

179 / Annual Report March 2016

Notes to Financial Statements (Continued)

The Alpha Trak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

Basis of Consolidation:

The accompanying consolidated financial statements include the account of Metropolitan West HY Sub I, LLC (the “U.S. Subsidiary”), which is wholly owned taxable subsidiary of the High Yield Bond Fund. The U.S. Subsidiary enables the High Yield Bond Fund to hold investments in operating companies and satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for the High Yield Bond Fund. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for the High Yield Bond Fund. The High Yield Bond Fund may invest up to 25% of its total assets in the U.S. Subsidiary. Intercompany accounts and transactions have been eliminated. The U.S. Subsidiary is subject to the same investment policies and restrictions that apply to the High Yield Bond Fund.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.mwamllc.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds:

Net Asset Value:

The Net Asset Value (“NAV”) of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the Class/Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (i.e., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported NAV of such investments.

Fair value methods used by the Board include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Pricing Committee of the Board, generally based upon recommendation provided by MetropolitanWest (“MetWest”). When the Funds use these fair valuation methods applied by MetWest that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons

Annual Report March 2016 / 180

Notes to Financial Statements (Continued)

acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statements of operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on the trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the Alpha Trak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. The Alpha Trak 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

As of and during the year ended March 31, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties.

Cash and cash equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

181 / Annual Report March 2016

Notes to Financial Statements (Continued)

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 -	unadjusted quoted prices in active markets for identical securities

* Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 -	significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) are valued using market price quotations, and are reflected Level 2 of the fair value hierarchy.

Equity securities. Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Annual Report March 2016 / 182

Notes to Financial Statements (Continued)

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be level 1. Other government and agencies securities are quoted based in similar securities and yields and therefore, would be in level 2.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Foreign currency contracts. The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total return swaps. Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

As of March 31, 2016, Level 3 securities consist of certain asset-backed and mortgage-backed securities, bank loans, common stocks and corporate bonds.

183 / Annual Report March 2016

Notes to Financial Statements (Continued)

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value March 31, 2016 is as follows:

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$ 2,884,000	$ –	$ –	$ 2,884,000
U.S. Agency Discount Notes	–	7,316,170	–	7,316,170
U.S. Treasury Bills	15,165,005	–	–	15,165,005
Long-Term Investments:
Asset-Backed Securities	–	3,813,375	–	3,813,375
Corporates	–	25,439,559	–	25,439,559
Mortgage-Backed	–	72,409,074	49,149	72,458,223
U.S. Treasury Securities	26,935,097	889,699	–	27,824,796

Total	$44,984,102	$109,867,877	$49,149	$154,901,128

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Foreign Government Obligations	$ –	$ 36,665,058	$ –	$ 36,665,058
Money Market Funds	31,231,000	–	–	31,231,000
U.S. Agency Discount Notes	–	104,980,375	–	104,980,375
U.S. Treasury Bills	72,724,791	–	–	72,724,791
Long-Term Investments:
Asset-Backed Securities	–	360,952,477	–	360,952,477
Bank Loans	–	14,268,887	–	14,268,887
Corporates	–	654,842,492	4,019,898	658,862,390
Mortgage-Backed	–	1,169,551,192	5,862,125	1,175,413,317
Municipal Bonds	–	10,678,510	–	10,678,510
Purchased Swaptions	–	93,597	–	93,597
U.S. Treasury Securities	945,021,462	–	–	945,021,462

Other Financial Instruments *
Liabilities:
Foreign currency exchange contracts	–	(1,626,846)	–	(1,626,846)
Interest rate contracts	(5,061)	(53,976)	–	(59,037)

Total	$ 1,048,972,192	$ 2,350,351,766	$ 9,882,023	$ 3,409,205,981

*Other financial instruments include foreign currency exchange contracts, futures and written swaptions. Interest rate contracts include futures and written swaptions.

Annual Report March 2016 / 184

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Foreign Government Obligations	$ –	$ 13,081,969	$ –	$ 13,081,969
Money Market Funds	28,515,000	–	–	28,515,000
U.S. Agency Discount Notes	–	43,428,326	–	43,428,326
U.S. Treasury Bills	8,005,391	–	–	8,005,391
Long-Term Investments:
Asset-Backed Securities	–	98,482,717	–	98,482,717
Bank Loans	–	3,028,311	–	3,028,311
Corporates	–	373,349,868	283,594	373,633,462
Mortgage-Backed	–	260,042,849	682,507	260,725,356
Municipal Bonds	–	2,144,259	–	2,144,259
U.S. Treasury Securities	454,084,518	25,799,698	–	479,884,216

Other Financial Instruments *
Assets:
Interest rate contracts	177,209	–	–	177,209
Liabilities:
Foreign currency exchange contracts	–	(559,671)	–	(559,671)

Total	$ 490,782,118	$ 818,798,326	$ 966,101	$ 1,310,546,545

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

185 / Annual Report March 2016

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Foreign Government Obligations	$ –	$ 758,041,940	$ –	$ 758,041,940
Money Market Funds	676,563,064	–	–	676,563,064
Repurchase Agreements	–	250,000,000	–	250,000,000
U.S. Agency Discount Notes	–	3,671,059,421	–	3,671,059,421
U.S. Treasury Bills	743,880,308	–	–	743,880,308
Long-Term Investments:
Asset-Backed Securities	–	5,121,437,437	28,370,192	5,149,807,629
Bank Loans	–	80,872,666	52,190,000	133,062,666
Call Options Purchased	212,953	–	–	212,953
Corporates	–	15,834,003,815	65,454,924	15,899,458,739
Mortgage-Backed	–	27,530,520,773	26,027,198	27,556,547,971
Municipal Bonds	–	615,174,368	–	615,174,368
U.S. Agency Securities	–	1,184,505,403	–	1,184,505,403
U.S. Treasury Securities	17,303,291,805	3,815,140,321	–	21,118,432,126

Other Financial Instruments *
Assets:
Interest rate contracts	12,778,286	–	–	12,778,286
Liabilities:
Foreign currency exchange contracts	–	(32,803,057)	–	(32,803,057)
Interest rate contracts	(94,766)	(56,628,877)	–	(56,723,643)

Total	$18,736,631,650	$58,771,324,210	$172,042,314	$77,679,998,174

*Other financial instruments include foreign currency exchange contracts, futures, swap contracts and written options. Interest rate contracts include futures, interest rate swaps and written options.

Annual Report March 2016 / 186

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$ 27,344,000	$ –	$ –	$ 27,344,000
U.S. Agency Discount Notes	–	47,720,456	–	47,720,456
U.S. Treasury Bills	162,314,083	–	–	162,314,083
Long-Term Investments:
Bank Loans*	–	59,985,133	27,771,571	87,756,704
Common Stock	–	–	1,253,454	1,253,454
Corporates**	–	704,354,753	22,270,665	726,625,418
Mortgage-Backed	–	6,537,898	–	6,537,898

Other Financial Instruments ***
Assets:
Credit contracts	–	1,662,020	–	1,662,020

Total	$ 189,658,083	$ 820,260,260	$ 51,295,690	$ 1,061,214,033

*As of March 31, 2016, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

**As of March 31, 2016, Momentive Performance had a $0 market value.

***Other financial instruments include swap contracts. Credit contracts include credit default swaps.

187 / Annual Report March 2016

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Foreign Government Obligations	$ –	$ 11,569,543	$ –	$ 11,569,543
Money Market Funds	19,221,000	–	–	19,221,000
U.S. Agency Discount Notes	–	22,108,156	–	22,108,156
U.S. Treasury Bills	68,083,017	–	–	68,083,017
Long-Term Investments:
Asset-Backed Securities	–	321,680,958	–	321,680,958
Bank Loans	–	10,748,713	4,430,000	15,178,713
Common Stock	8,572,893	–	–	8,572,893
Corporates	–	573,161,320	4,035,580	577,196,900
Foreign Government Obligations	–	27,825,128	–	27,825,128
Mortgage-Backed	–	1,020,113,301	19,434,734	1,039,548,035
Municipal Bonds	–	6,735,905	–	6,735,905
U.S. Agency Securities	–	45,039,930	–	45,039,930
U.S. Treasury Securities	45,051,631	–	–	45,051,631

Other Financial Instruments *
Assets:
Interest rate contracts	537,138	–	–	537,138
Liabilities:
Foreign currency exchange contracts	–	(5,186)	–	(5,186)
Interest rate contracts	(156,033)	–	–	(156,033)

Total	$ 141,309,646	$ 2,038,977,768	$ 27,900,314	$ 2,208,187,728
*Other financial instruments include futures and foreign currency exchange contracts. Interest rate contracts include futures.
FLOATING RATE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$ 1,705,000	$ –	$ –	$ 1,705,000
U.S. Agency Discount Notes	–	6,460,011	–	6,460,011
U.S. Treasury Bills	9,324,115	–	–	9,324,115
Long-Term Investments:
Bank Loans	–	105,262,789	5,559,446	110,822,235
Corporates	–	19,177,429	–	19,177,429

Total	$11,029,115	$130,900,229	$5,559,446	$147,488,790

Annual Report March 2016 / 188

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$1,868,000	$ –	$ –	$ 1,868,000
U.S. Treasury Bills	3,825,162	–	–	3,825,162
Long-Term Investments:
Asset-Backed Securities	–	18,370,987	402,078	18,773,065
Bank Loans*	–	299,253	–	299,253
Common Stock	724,688	–	26,821	751,509
Corporates	–	23,182,351	–	23,182,351
Mortgage-Backed	–	68,762,789	1,005,180	69,767,969
U.S. Agency Securities	–	1,119,452	–	1,119,452

Other Financial Instruments **
Assets:
Interest rate contracts	3,067	–	–	3,067

Total	$6,420,917	$111,734,832	$1,434,079	$119,589,828

*As of March 31, 2016, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.
**Other financial instruments include futures. Interest rate contracts include futures.
ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments in Securities
Assets
Short-Term Investments:
U.S. Treasury Bills	$189,915	$ –	$ –	$ 189,915
Long-Term Investments:
Asset-Backed Securities	–	365,968	–	365,968
Corporates	–	530,100	–	530,100
Mortgage-Backed	–	1,139,660	70,638	1,210,298
Mutual Funds	118,403	–	–	118,403
U.S. Treasury Securities	50,057	–	–	50,057

Other Financial Instruments *
Assets:
Equity contracts	87,574	–	–	87,574

Total	$445,949	$2,035,728	$70,638	$2,552,315

*Other financial instruments include futures. Equity contracts include futures.

189 / Annual Report March 2016

Notes to Financial Statements (Continued)

Certain of the Funds’ investments are categorized as Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment for which such inputs are unobservable. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

U.S. Treasury securities in the amounts of $21,147,754 and $2,946,040,947 for Intermediate Bond Fund and Total Return Bond Fund, respectively, transferred from level 1 to level 2 due to other observable input adjustments to quoted prices. There were no financial assets and/or liabilities transferred from level 2 to level 1 for the year ended March 31, 2016.

For the year ended March 31, 2016, a reconciliation of level 3 investments is presented when the Fund had a significant amount of 1evel 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of level 3 investments for which significant unobservable inputs were used in determining fair value:

ULTRA SHORT BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of
April 1, 2015	$62,076
Accrued discounts/premiums	(2)
Realized (loss)	(4,209)
Change in unrealized (depreciation)*	(8,716)
Purchases	–
Sales	–
Transfers into Level 3**	–
Transfers out of Level 3**	–

Balance as of March 31, 2016	$49,149

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2016 was $(8,716) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2016.

LOW DURATION BOND FUND	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2015	$–	$4,350,497
Accrued discounts/premiums	–	–
Realized gain	–	1,588,445
Change in unrealized (depreciation)*	–	(320,344)
Purchases	–	–
Sales	–	(1,642,948)
Transfers into Level 3**	4,019,898	1,886,475
Transfers out of Level 3**	–	–

Balance as of March 31, 2016	$4,019,898	$5,862,125

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2016 was $(335,781) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2015, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2016, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $5,906,373 transferred from level 2 to level 3 in the disclosure hierarchy.

Annual Report March 2016 / 190

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2015	$–	$452
Accrued discounts/ premiums	–	17
Change in unrealized appreciation*	–	5
Purchases	–	–
Sales	–	–
Transfers into Level 3**	283,594	682,033
Transfers out of Level 3**	–	–

Balance as of March 31, 2016	$283,594	$682,507

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2016 was $5 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2015, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2016, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $965,627 transferred from level 2 to level 3 in the disclosure hierarchy.

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2015	$63,116,072	$–	$–	$32,475,908
Accrued discounts/premiums	–	–	–	(127,554)
Realized gain	–	–	–	4,058,889
Change in unrealized (depreciation)*	(579,397)	–	–	(3,428,265)
Purchases	–	52,190,000	–	–
Sales	(34,166,483)	–	–	(5,293,097)
Transfers into Level 3**	–	–	65,454,924	–
Transfers out of Level 3**	–	–	–	(1,658,683)

Balance as of March 31, 2016	$28,370,192	$52,190,000	$65,454,924	$26,027,198

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2016 was $(4,035,931) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2015, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2016, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $65,454,925 transferred from level 2 to level 3 and investments with an end of period value of $(1,658,683) transferred from level 3 to level 2 as a result of the availability of a pricing source supported by observable inputs.

191 / Annual Report March 2016

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	BANK LOANS		COMMON STOCK	CORPORATES		MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2015	$–	***	$22,408,323	$–		$1
Accrued discounts/premiums	–		–	–		–
Realized gain (loss)	–		(17,291,303)	–		418,132
Change in unrealized (depreciation)*	–		20,837,119	–		2,889
Purchases	16,200,000		4,777,776	–		–
Sales	–		(29,478,461)	–		(421,022)
Corporation action	–		–	–		–
Transfers into Level 3**	11,571,571		–	22,270,665		–
Transfers out of Level 3**	–		–	–		–

Balance as of March 31, 2016	$27,771,571	***	$1,253,454	$22,270,665	****	$–

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2016 was $1,061,923 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2015, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2016, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $33,842,236 transferred from level 2 to level 3 in the disclosure hierarchy.

*** As of March 31, 2015 and March 31, 2016, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

**** As of March 31, 2016, Momentive Performance had a $0 market value.

UNCONSTRAINED BOND FUND	BANK LOANS	CORPORATES	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2015	$–	$–	$2,523,167
Realized (loss)	–	–	(170,067)
Change in unrealized (depreciation)*	–	–	(1,268,075)
Purchases	4,430,000	–	12,753,450
Sales	–	–	–
Transfers into Level 3**	–	4,035,580	5,596,259
Transfers out of Level 3**	–	–	–

Balance as of March 31, 2016	$4,430,000	$4,035,580	$19,434,734

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2016 was $(430,888) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2015, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2016, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $9,631,839 transferred from level 2 to level 3 in the disclosure hierarchy.

Annual Report March 2016 / 192

Notes to Financial Statements (Continued)

FLOATING RATE INCOME FUND	BANK LOANS

Balance as of April 1, 2015	$–
Accrued discounts/premiums	–
Realized gain	–
Change in unrealized (depreciation)*	–
Purchases	–
Sales	–
Transfers into Level 3**	5,559,446
Transfers out of Level 3**	–

Balance as of March 31, 2016	$5,559,446

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2016 was $0 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2015, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2016, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $5,559,446 transferred from level 2 to level 3 in the disclosure hierarchy.

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	BANK LOANS		COMMON STOCK	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2015	$1,132,251	$–	***	$457,367	$748,672
Accrued discounts/premiums	376	–		–	(1)
Realized (loss)	–	–		(493,242)	216,114
Change in unrealized appreciation/ (depreciation)*	35,232	–		664,937	(152,071)
Purchases	–	–		158,911	–
Sales	(765,781)	–		(761,152)	(253,031)
Transfers into Level 3**	–	–		–	684,474
Transfers out of Level 3**	–	–		–	(238,977)

Balance as of March 31, 2016	$402,078	$–	***	$26,821	$1,005,180

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2016 was $(33,154) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2015, the Fund used significant observable inputs in determining the value of certain investments. As of March 31, 2016, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $684,474 transferred from level 2 to level 3 and investments with an end of period value of $(238,977) transferred from level 3 to level 2 as a result of the availability of a pricing source supported by observable inputs.

*** As of March 31, 2015 and March 31, 2016, Boston Generating LLC, Term Loan 1st Lien had a $0 market value.

193 / Annual Report March 2016

Notes to Financial Statements (Continued)

ALPHATRAK 500 FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2015	$89,287
Realized (loss)	(6,141)
Change in unrealized (depreciation)*	(12,508)
Purchases	–
Sales	–
Transfers into Level 3**	–
Transfers out of Level 3**	–

Balance as of March 31, 2016	$70,638

* The change in unrealized appreciation/(depreciation) on securities still held at March 31, 2016 was $(12,508) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the statements of operations.

** There were no transfers between level 2 and 3 for the year ended March 31, 2016.

Significant unobservable valuations inputs for Level 3 investments as of March 31, 2016, are as follows:

ULTRA SHORT BOND FUND	FAIR VALUE AT 3/31/16	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities-Non- Agency	$49,149	Third-party Vendor	Vendor Prices	1.41 - 12.96	1.45

LOW DURATION BOND FUND	FAIR VALUE AT 3/31/16	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Corporate Securities	$4,019,898	Third-party Vendor	Vendor Prices	60.50	60.50

Mortgage-Backed Securities-Non- Agency	$5,862,125	Third-party Vendor	Vendor Prices	2.27 - 7.66	4.00

INTERMEDIATE BOND FUND	FAIR VALUE AT 3/31/16	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Corporate Securities	$283,594	Third-party Vendor	Vendor Prices	60.50	60.50

Mortgage-Backed Securities-Non- Agency	$682,507	Third-party Vendor	Vendor Prices	7.66 - 12.96	7.66

TOTAL RETURN BOND FUND	FAIR VALUE AT 3/31/16	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$28,370,192	Benchmark Pricing	Offered Quote	98.00	98.00

Bank Loans	$52,190,000	Broker Quote	Offered Quote	100.00	100.00

Corporate Securities	$65,454,924	Third-party Vendor	Vendor Prices	60.50 - 100.77	72.26

Mortgage-Backed Securities-Non- Agency	$26,027,198	Third-party Vendor	Vendor Prices	1.21 - 3.15	2.19

Annual Report March 2016 / 194

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	FAIR VALUE AT 3/31/16	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$27,771,571	Third-party Vendor	Vendor Prices	0.00 - 100.00	88.75
Common Stock	$1,253,454	Third-party Vendor	Vendor Prices	2.38 - 15.00	6.69
Corporate Securities	$22,270,665	Third-party Vendor	Vendor Prices	0.00 - 111.38	66.31

UNCONSTRAINED BOND FUND	FAIR VALUE AT 3/31/16	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$4,430,000	Broker Quote	Offered Quote	100.00	100.00
Corporate Securities	$4,035,580	Third-party Vendor	Vendor Prices	60.50	60.50
Mortgage-Backed Securities- Commercial Mortgage-Backed	$1,960,658	Third-party Vendor	Vendor Prices	6.93	6.93
Mortgage-Backed Securities-Non- Agency	$17,474,076	Third-party Vendor	Vendor Prices	0.72 - 13.30	6.57

FLOATING RATE INCOME FUND	FAIR VALUE AT 3/31/16	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$5,559,446	Third-party Vendor	Vendor Prices	52.50 - 99.83	78.17

STRATEGIC INCOME FUND	FAIR VALUE AT 3/31/16	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$402,078	Broker Quote and Benchmark Pricing	Offered Quote	15.00 - 98.00	83.42
Common Stock	$26,821	Third-party Vendor	Vendor Prices	0.00 - 2.38	2.38
Mortgage-Backed Securities- Commercial Mortgage Backed	$320,631	Third-party Vendor	Vendor Prices	6.93	6.93
Mortgage-Backed Securities-Non- Agency	$684,549	Third-party Vendor	Vendor Prices	7.66 - 13.30	9.52

ALPHATRAK 500 FUND	FAIR VALUE AT 3/31/16	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities-Non Agency	$70,638	Third-party Vendor	Vendor Prices	1.41	1.41

* The valuation technique employed on the Level 3 securities involves the use of vendor prices and benchmark pricing. The Adviser monitors the third-party brokers and vendors using the valuation process described below.

Level 3 Valuation Process:

Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Adviser with consent by the Advisor’s Pricing Working Group in accordance with procedures approved by the Board of Trustees, and under the general oversight of the Board of Trustees. The Adviser’s Pricing Working Group employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Adviser’s Pricing Working Group reports to the Board of Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Adviser, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Adviser’s Pricing Working Group consists of the Adviser’s General Counsel, Chief Compliance Officer, internal regulatory legal counsel, members of the Adviser’s Mutual Fund Administration Department, and a representative from the portfolio management team. The Adviser’s Pricing Working Group reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

195 / Annual Report March 2016

Notes to Financial Statements (Continued)

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ statements of assets and liabilities as of March 31, 2016:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
DERIVATIVE TYPE	ASSET DERIVATIVES	LIABILITY DERIVATIVES

Interest rate contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts

	Premiums paid for swap contracts	Premiums received on swap contracts

	Receivable for daily variation margin	Payable for daily variation margin

	Investments, at value	Options written

Credit contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts

	Premiums paid for swap contracts	Premiums received for swap contracts

Equity contracts	Unrealized appreciation on swap contracts	Unrealized depreciation on swap contracts

	Premiums paid for swap contracts	Premiums received for swap contracts

	Receivable for daily variation margin	Payable for daily variation margin

	–	Options written

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts

	–	Options written

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of March 31, 2016:

		ASSET DERIVATIVE INVESTMENTS

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND
Interest contracts:
Futures[1]	$–	$ –	$177,209	$12,778,286
Options Purchased	–	–	–	212,953
Swaptions Purchased	–	93,597	–	–

Total	$–	$93,597	$177,209	$12,991,239

		ASSET DERIVATIVE INVESTMENTS

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Credit contracts:
Swaps	$1,662,020	$ –	$–	$ –	$ –
Equity contracts:
Futures[1]	–	–	–	–	87,574
Interest contracts:
Futures[1]	–	537,138	–	3,067	–

Total	$1,662,020	$537,138	$–	$3,067	$87,574

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

Annual Report March 2016 / 196

Notes to Financial Statements (Continued)

		LIABILITY DERIVATIVE INVESTMENTS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND

Interest contracts:
Futures[1]	$–	$(5,061)	$–	$–
Options written	–	–	–	(94,766)
Swaps	–	–	–	(56,628,877)
Swaptions	–	(53,976)	–	–
Foreign currency exchange contracts:
Forwards	–	(1,626,846)	(559,671)	(32,803,057)

Total	$–	$(1,685,883)	$(559,671)	$(89,526,700)

		LIABILITY DERIVATIVE INVESTMENTS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

Interest contracts:
Futures[1]	$–	$(156,033)	$–	$–	$–
Foreign currency exchange contracts:
Forwards	–	(5,186)	–	–	–

Total	$–	$(161,219)	$–	$–	$–

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the statements of assets and liabilities.

The following is a summary of the Funds’ realized gain/(loss) and change in unrealized appreciation/(depreciation) on derivative investments recognized in the statements of operations categorized by primary risk exposure for the year ended March 31, 2016:

REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND

Interest contracts:
Futures	$–	$1,605,701	$1,566,134	$77,234,122
Swaps	–	–	(246,899)	(26,692,264)
Written options	–	–	–	24,511,591
Foreign currency exchange contracts:
Forwards	–	4,214	482	(23,454)

Total	$–	$1,609,915	$1,319,717	$75,029,995

197 / Annual Report March 2016

Notes to Financial Statements (Continued)

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

Credit contracts:
Swaps	$2,932,614	$–	$–	$–	$–

Equity contracts:

Futures	–	–	–	–	(143,297)

Swaps	–	–	–	–	(63,177)

Interest contracts:

Futures	30,095	(400,045)	–	(41,308)	–

Foreign currency exchange contracts:

Forwards	–	(23,616)	–	–	–

Total	$2,962,709	$(423,661)	$–	$(41,308)	$(206,474)

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND

Interest contracts:

Futures[1]	$–	$79,710	$193,104	$(2,534,977)

Swaps	–	–	128,771	(6,339,469)

Options written	–	79,193	–	(17,051,512)

Foreign currency exchange contracts:

Forwards	–	(1,626,846)	(559,671)	(32,803,057)

Total	$–	$(1,467,943)	$(237,796)	$(58,729,015)

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Investments.

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

Credit contracts:

Swaps	$1,600,553	$–	$–	$–	$–

Equity contracts:

Futures[1]	–	–	–	–	65,017

Swaps	–	–	–	–	62,813

Interest contracts:

Futures[1]	–	(285,804)	–	11,817	–

Foreign currency exchange contracts:

Forwards	–	(5,023)	–	–	–

Total	$1,600,553	$(290,827)	$–	$11,817	$127,830

    1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Investments.

Annual Report March 2016 / 198

Notes to Financial Statements (Continued)

	AVERAGE YEARLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND

Financial futures contracts:
Average number of contracts purchased	–	600	423	27,303
Average number of contracts sold	–	–	–	2,674
Average value of contracts purchased	$–	$116,760	$164,332	$13,138,365
Average value of contracts sold	$–	$–	$–	$902,463
Credit default swaps:
Interest rate swaps:
Average number of contracts - pays fixed rate	–	–	2	8
Average notional value - pays fixed rate	$–	$–	$1,083,750	$367,395,000
Options written:
Average number of contracts	–	–	–	1
Average notional value	$–	$–	$–	$1,069,337
Rate floor inflation swaptions:
Foreign currency exchange contracts:
Average number of contracts sold	–	1	1	1
Average value of contracts sold	$–	$788,053	$175,442	$15,498,034
Swaptions written:
Average number of contracts	–	1	–	2
Average notional value	$–	$540,000	$–	$10,741,606

	AVERAGE YEARLY BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

Financial futures contracts:
Average number of contracts purchased	–	130	–	–	36
Average number of contracts sold	–	371	–	10	–
Average value of contracts purchased	$–	$37,840	$–	$–	$51,955
Average value of contracts sold	$–	$264,653	$–	$4,291	$–
Credit default swaps:
Average number of contracts - buy protection	5	–	–	–	–
Average notional value - buy protection	$33,250,000	$–	$–	$–	$–
Total return swaps:
Average number of contracts	–	–	–	–	1
Average notional value	$–	$–	$–	$–	$2,308
Foreign currency exchange contracts:
Average number of contracts sold	–	1	–	–	–
Average value of contracts sold	$–	$1,297	$–	$–	$–

1Amounts disclosed represent the volume of derivative contracts for the year ended March 31, 2016.

Counterparty Credit Risk:

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

199 / Annual Report March 2016

Notes to Financial Statements (Continued)

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically $250,000 or $500,000, before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the statements of assets and liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

Annual Report March 2016 / 200

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2016, are as follows:

		LOW DURATION BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]

Goldman Sachs Group, Inc.
Swaptions	$93,597	$–	$(53,976)	$39,621

Total Goldman Sachs Group, Inc.	93,597	–	(53,976)	39,621

Total	$93,597	$–	$(53,976)	$39,621

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2016, are as follows:

		LOW DURATION BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]

Barclays, Inc.
Foreign Currency Exchange Contracts	$1,626,846	$–	$–	$1,626,846

Total Barclays, Inc.	1,626,846	–	–	1,626,846

Goldman Sachs Group, Inc.
Swaptions	$53,976	$–	$(53,976)	$–

Total Goldman Sachs Group, Inc.	53,976	–	(53,976)	–

Total	$1,680,822	$–	$(53,976)	$1,626,846

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

201 / Annual Report March 2016

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2016, are as follows:

	INTERMEDIATE BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[2]

Barclays, Inc.

Foreign Currency Exchange Contracts	$559,671	$–	$–	$559,671

Total Barclays, Inc.	559,671	–	–	559,671

Total	$559,671	$–	$–	$559,671

[1]Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes. [2]Represents the net amount payable to the counterparty in the event of default.

The following table presents the Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2016, are as follows:

	TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]

RBS Securities, Inc.

Repurchase Agreement	$250,001,875	$(250,001,875)	$–	$–

Total RBS Securities, Inc.	250,001,875	(250,001,875)	–	–

Total	$250,001,875	$(250,001,875)	$–	$–

[1]Excess of collateral received for individual counterparty may not be shown for financial reporting purposes. [2]Represents the net amount receivable from the counterparty in the event of default.

Annual Report March 2016 / 202

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2016, are as follows:

		TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]

Barclays, Inc.

Swap agreements	$13,034,459	$(12,630,000)	$–	$404,459

Foreign Currency Exchange Contracts	32,803,057	–	–	32,803,057

Total Barclays, Inc.	45,837,516	(12,630,000)	–	33,207,516

Citigroup, Inc.

Swap agreements	6,831,625	(6,430,000)	–	401,625

Total Citigroup, Inc.	6,831,625	(6,430,000)	–	401,625

Morgan Stanley Capital Services, Inc.

Swap agreements	5,745,368	(5,600,000)	–	145,368

Total Morgan Stanley Capital Services, Inc.	5,745,368	(5,600,000)	–	145,368

Total	$58,414,509	$(24,660,000)	$–	$33,754,509

  3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

  4Represents the net amount payable to the counterparty in the event of default.

The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2016, are as follows:

		HIGH YIELD BOND FUND
COUNTERPARTY	GROSS ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	ASSETS/(LIABILITIES) AVAILABLE FOR OFFSET	NET AMOUNT OF ASSETS[2]

Goldman Sachs Group, Inc.

Swap agreements	$290,870	$(290,870)	$–	$–

Total Goldman Sachs Group, Inc.	290,870	(290,870)	–	–

Morgan Stanley Capital Services Inc.

Swap agreements	1,371,151	(1,350,000)	–	21,151

Total Morgan Stanley Capital Services Inc.	1,371,151	(1,350,000)	–	21,151

Total	$1,662,021	$(1,640,870)	$–	$21,151

  1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

  2Represents the net amount receivable from the counterparty in the event of default.

203 / Annual Report March 2016

Notes to Financial Statements (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2016, are as follows:

		UNCONSTRAINED BOND FUND
COUNTERPARTY	GROSS LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[1]	(ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[2]
Barclays, Inc.

Foreign Currency Exchange Contracts	$5,186	$–	$–	$5,186

Total Barclays, Inc.	5,186	–	–	5,186

Total	$5,186	$–	$–	$5,186

1Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount payable to the counterparty in the event of default.

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

Annual Report March 2016 / 204

Notes to Financial Statements (Continued)

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the year ended March 31, 2016, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund will not make total short sales exceeding 25% of the value of each respective Fund’s assets. The High Yield Bond Fund, Unconstrained Bond Fund, Floating Rate Income Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of each respective Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At March 31, 2016, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

For the year ended March 31, 2016, the High Yield Bond Fund and the Floating Rate Income Fund received in-kind payments with respect to PIK securities of $903,546 and $89,869, respectively.

205 / Annual Report March 2016

Notes to Financial Statements (Continued)

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRAs”) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2016, the Total Return Bond Fund held repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under MRAs. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. There were no reverse repurchase agreements for the year ended March 31, 2016.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they must result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds engaged in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the Adviser’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options - The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the

Annual Report March 2016 / 206

Notes to Financial Statements (Continued)

Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of March 31, 2016, the Low Duration Bond Fund held written swaptions.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the

207 / Annual Report March 2016

Notes to Financial Statements (Continued)

contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of March 31, 2016, for which a portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At March 31, 2016, the Low Duration Bond Fund held swaptions.

In addition to the securities listed above, the Alpha Trak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the statements of assets and liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the statements of assets and liabilities and the statements of operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At March 31, 2016, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the statements of assets and liabilities.

4.	RISK CONSIDERATIONS

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Annual Report March 2016 / 208

Notes to Financial Statements (Continued)

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

209 / Annual Report March 2016

Notes to Financial Statements (Continued)

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ statements of assets and liabilities.

5.	SECURITIES TRANSACTIONS

Investment transactions for the year ended March 31, 2016, excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$ 40,032,447	$ 42,001,376
Low Duration Bond Fund	724,465,984	1,057,446,394
Intermediate Bond Fund	958,540,535	753,093,896
Total Return Bond Fund	120,676,016,060	110,756,956,509
High Yield Bond Fund	1,490,757,347	1,944,006,321
Unconstrained Bond Fund	1,266,712,377	461,343,065
Floating Rate Income Fund	122,393,320	92,995,684
Strategic Income Fund	27,102,555	36,519,991
AlphaTrak 500 Fund	1,444,250	2,020,923

Investment transactions in U.S. government securities for the year ended March 31, 2016 were as follows:
PORTFOLIO	PURCHASES	SALES
Ultra Short Bond Fund	$ 32,832,252	$ 6,908,192
Low Duration Bond Fund	3,733,105,585	2,835,356,666
Intermediate Bond Fund	2,846,822,084	2,931,808,544
Total Return Bond Fund	96,952,453,678	96,877,554,131
Unconstrained Bond Fund	45,030,636	493,602
Strategic Income Fund	–	380,933
AlphaTrak 500 Fund	731,903	2,985,000

Transactions in swaption contracts written for the year ended March 31, 2016, were as follows:

	LOW DURATION		TOTAL RETURN
	BOND FUND		BOND FUND
	CONTRACTS	PREMIUMS	CONTRACTS	PREMIUMS
Outstanding at April 1, 2015	30,000	$540,000	5,560,600	$ 14,322,141
Swaptions written during year	–	–	–	–
Swaptions closed during year	–	–	(5,560,600)	(14,322,141)
Swaptions expired during year	–	–	–	–
Swaptions exercised during year	–	–	–	–
Outstanding at March 31, 2016	30,000	$540,000	–	$ –

Annual Report March 2016 / 210

Notes to Financial Statements (Continued)

Transactions in option contracts written for the year ended March 31, 2016, were as follows:

	TOTAL RETURN		TOTAL RETURN
	BOND FUND		BOND FUND
	CALL CONTRACTS	CALL PREMIUMS	PUT CONTRACTS	PUT PREMIUMS
Outstanding at April 1, 2015	–	$ –	60,300	$ 8,340,172
Options written during year	44,000	4,911,610	73,195	13,031,100
Options closed during year	(43,587)	(4,861,187)	(83,195)	(17,763,100)
Options expired during year	–	–	(40,300)	(3,385,172)
Options exercised during year	–	–	–	–
Outstanding at March 31, 2016	413	$ 50,423	10,000	$ 223,000

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, the Unconstrained Bond Fund and the Floating Rate Income Fund a fee, computed daily and payable monthly, at an annual rate of 0.25%, 0.30%, 0.35%, 0.35%, 0.50%, 0.65% and 0.55%, respectively, of each Fund’s average daily net assets. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Merrill Lynch Three Month U.S. Treasury Bill Index, plus 2.00% over the same period. Under this agreement, the basic fee was increased by 0.65% resulting in $1,861,299 of total management fees for the year ended March 31, 2016. The Adviser charges the Alpha Trak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the Alpha Trak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee was increased by 0.17% resulting in $538 total management fees for the year ended March 31, 2016.

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses, (excluding interest, taxes, brokerage commissions, short sales dividend expense, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

211 / Annual Report March 2016

Notes to Financial Statements (Continued)

Investment advisory fees and related contractual expense limitations for the year ended March 31, 2016, were as follows:

	INVESTMENT ADVISORY FEE				CONTRACTUAL EXPENSE
	RATE				LIMITATION[1]
PORTFOLIO	CLASS M	CLASS I	ADMINISTRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	ADMINISTRATIVE CLASS	PLAN CLASS
Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	0.50%	0.34%	N/A	N/A
Low Duration Bond Fund	0.30%	0.30%	0.30%	N/A	0.63%	0.44%	0.83%	N/A
Intermediate Bond Fund	0.35%	0.35%	N/A	N/A	0.70%	0.49%	N/A	N/A
Total Return Bond Fund	0.35%	0.35%	0.35%	0.35%	0.70%	0.49%	0.90%	0.39%
High Yield Bond Fund	0.50%	0.50%	N/A	N/A	0.85%	0.60%	N/A	N/A
Unconstrained Bond Fund	0.65%	0.65%	N/A	N/A	1.04%	0.80%	N/A	N/A
Floating Rate Income Fund*	0.55%	0.55%	N/A	N/A	0.90%	0.70%	N/A	N/A
Strategic Income Fund	0.50%-1.90%	0.50%-1.90%	N/A	N/A	2.35%	2.10%	N/A	N/A
AlphaTrak 500 Fund	0.00%-0.70%	N/A	N/A	N/A	0.90%	N/A	N/A	N/A

1The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31,2016, unless approved by the Board.

*The Floating Rate Income Fund commenced operations on June 28, 2013.

At March 31, 2016, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2017	2018	2019	TOTAL

Ultra Short Bond Fund	$163,689	$255,028	$256,571	$675,288
Intermediate Bond Fund	36,776	53,881	–	90,657
High Yield Bond Fund	358,500	785,013	173,972	1,317,485
Unconstrained Bond Fund	109,710	57,572	5,307	172,589
Floating Rate Income Fund*	123,362	83,121	60,249	266,732
AlphaTrak 500 Fund	129,255	112,318	120,243	361,816

Total	$921,292	$1,346,933	$616,342	$2,884,567

*The Floating Rate Income Fund commenced operations on June 28, 2013.

During the year ended March 31, 2016, the Adviser recouped $184,754, $141,152, $202,090 and $45,177 from the Low Duration Bond Fund, Intermediate Bond Fund, Total Return Bond Fund and Strategic Income Fund, respectively.

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $52,500 and $3,750 for each meeting of the Board attended. The chairman of the Board receives an annual retainer of $75,000. The respective chairman of the Audit Committee and the Nominating Committee each receive additional annual retainer of $15,000 and $1,500, respectively. The Trust has an unfunded, nonqualified deferred compensation plan (the “Plan”) for certain eligible Trustees. The Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Plan are recorded in Trustees’ fees and expenses in the statements of operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, the Unconstrained Bond Fund, the Floating Rate Income Fund, the Strategic Income Fund, and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the Plan, the Trust pays Foreside Funds Distributor LLC, as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the year ended March 31, 2016. The Alpha Trak 500 Fund is currently not incurring Rule 12b-1 fees. The Adviser has contractually agreed, through July 31, 2016, to pay the distribution expenses of the Alpha Trak 500 Fund out of its own resources.

Annual Report March 2016 / 212

Notes to Financial Statements (Continued)

The Funds’ Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

The Board of Trustees has approved a Supplemental Administration Agreement, dated and effective as of July 29, 2015, between the Adviser and the Trust. The Supplemental Administration Agreement provides for payment to the Adviser for a variety of supplemental administrative services either not provided by BNY Mellon Investment Servicing (US) Inc., the Funds’ administrator, or services related to additional support or review and supervision of the administrator’s services. The fee payable under this Agreement is an amount set from time to time by the Board of Trustees, which may not exceed $650,000 annually for all Funds. To date, no fees have been charged or paid under the Agreement.

8.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of year	16,273,702	22,570,620	18,734,104	23,363,249

Shares sold	10,427,889	12,748,634	10,719,912	17,077,360

Shares issued through reinvestment of distributions	106,263	124,374	109,397	150,678

Shares redeemed	(8,508,365)	(19,169,926)	(12,098,519)	(21,857,183)

Net increase/(decrease) in fund shares	2,025,787	(6,296,918)	(1,269,210)	(4,629,145)

Shares outstanding at end of year	18,299,489	16,273,702	17,464,894	18,734,104

	LOW DURATION BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of year	198,650,634	217,742,881	217,471,268	192,340,693

Shares sold	42,544,828	75,958,867	98,130,036	145,673,172

Shares issued through reinvestment of distributions	2,023,370	2,585,990	2,476,074	2,376,436

Shares redeemed	(72,180,467)	(97,637,104)	(98,652,626)	(122,919,033)

Net increase/(decrease) in fund shares	(27,612,269)	(19,092,247)	1,953,484	25,130,575

Shares outstanding at end of year	171,038,365	198,650,634	219,424,752	217,471,268

213 / Annual Report March 2016

Notes to Financial Statements (Continued)

	LOW DURATION BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of year	404,363	318,346

Shares sold	377,780	166,869

Shares issued through reinvestment of distributions	3,101	4,223

Shares redeemed	(132,252)	(85,075)

Net increase in fund shares	248,629	86,017

Shares outstanding at end of year	652,992	404,363

	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of year	15,306,206	13,747,737	98,733,197	33,860,829

Shares sold	8,289,053	6,537,011	24,175,571	70,781,552

Shares issued through reinvestment of distributions	277,124	225,116	1,888,060	1,068,250

Shares redeemed	(5,060,174)	(5,203,658)	(21,311,216)	(6,977,434)

Net increase in fund shares	3,506,003	1,558,469	4,752,415	64,872,368

Shares outstanding at end of year	18,812,209	15,306,206	103,485,612	98,733,197

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of year	1,503,218,234	991,398,572	3,657,432,478	1,500,776,593

Shares sold	436,934,989	748,156,475	1,606,579,177	2,545,329,187

Shares issued through reinvestment of distributions	40,057,068	23,084,985	100,754,414	44,919,614

Shares redeemed	(458,157,244)	(259,421,798)	(1,091,771,586)	(433,592,916)

Net increase in fund shares	18,834,813	511,819,662	615,562,005	2,156,655,885

Shares outstanding at end of year	1,522,053,047	1,503,218,234	4,272,994,483	3,657,432,478

Annual Report March 2016 / 214

Notes to Financial Statements (Continued)

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of year	25,536,843	3,690,553	691,565,369	53,170,708

Shares sold	18,080,875	25,242,357	482,441,735	678,155,986

Shares issued through reinvestment of distributions	751,750	171,214	27,481,581	4,603,859

Shares redeemed	(17,505,921)	(3,567,281)	(152,416,523)	(44,365,184)

Net increase in fund shares	1,326,704	21,846,290	357,506,793	638,394,661

Shares outstanding at end of year	26,863,547	25,536,843	1,049,072,162	691,565,369

	HIGH YIELD BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of year	78,671,133	127,558,737	77,788,026	87,767,382

Shares sold	14,443,559	29,851,691	29,841,493	54,304,651

Shares issued through reinvestment of distributions	2,431,323	5,355,822	2,662,171	4,580,922

Shares redeemed	(40,767,320)	(84,095,117)	(47,321,374)	(68,864,929)

Net (decrease) in fund shares	(23,892,438)	(48,887,604)	(14,817,710)	(9,979,356)

Shares outstanding at end of year	54,778,695	78,671,133	62,970,316	77,788,026

	UNCONSTRAINED BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of year	61,782,339	25,774,571	108,814,137	34,812,893

Shares sold	32,946,154	53,071,090	46,786,850	88,287,078

Shares issued through reinvestment of distributions	1,241,255	554,456	1,982,569	1,107,561

Shares redeemed	(25,380,074)	(17,617,778)	(38,380,702)	(15,393,395)

Net increase in fund shares	8,807,335	36,007,768	10,388,717	74,001,244

Shares outstanding at end of year	70,589,674	61,782,339	119,202,854	108,814,137

215 / Annual Report March 2016

Notes to Financial Statements (Continued)

	FLOATING RATE INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of year	605,049	516,522	13,651,778	11,226,948

Shares sold	589,287	1,548,489	5,750,171	3,188,645

Shares issued through reinvestment of distributions	24,894	27,009	555,230	529,907

Shares redeemed	(382,144)	(1,486,971)	(5,724,219)	(1,293,722)

Net increase in fund shares	232,037	88,527	581,182	2,424,830

Shares outstanding at end of year	837,086	605,049	14,232,960	13,651,778

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of year	8,833,702	8,822,680	10,918,780	17,673,869

Shares sold	3,255,588	4,424,255	2,722,670	6,349,401

Shares issued through reinvestment of distributions	260,442	171,645	375,885	221,283

Shares redeemed	(4,951,966)	(4,584,878)	(6,371,107)	(13,325,773)

Net increase/(decrease) in fund shares	(1,435,936)	11,022	(3,272,552)	(6,755,089)

Shares outstanding at end of year	7,397,766	8,833,702	7,646,228	10,918,780

	ALPHATRAK FUND
	CLASS M	CLASS M
	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015

Change in Fund shares:

Shares outstanding at beginning of year	1,349,042	821,625

Shares sold	386,769	977,038

Shares issued through reinvestment of distributions	1,828	6,652

Shares redeemed	(1,404,592)	(456,273)

Net increase/(decrease) in fund shares	(1,015,995)	527,417

Shares outstanding at end of year	333,047	1,349,042

Annual Report March 2016 / 216

Notes to Financial Statements (Continued)

9.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At March 31, 2016, the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2016	EXPIRING IN 2017	EXPIRING IN 2018	EXPIRING IN 2019	SHORT TERM NON-EXPIRING AMOUNTS*	LONG TERM NON-EXPIRING AMOUNTS*

Ultra Short Bond Fund	$1,489,245	$17,068,161	$14,894,875	$10,083,524	$284,468	$4,796,493

Low Duration Bond Fund	–	99,373,584	21,029,490	42,081,240	–	55,434,071

High Yield Bond Fund	–	–	–	–	3,275,608	59,903,820

Unconstrained Bond Fund	–	–	–	–	2,222,418	3,156,552

Floating Rate Income Fund*	–	–	–	–	202,840	1,210,847

Strategic Income Fund	6,589,872	47,852,416	18,413,032	41,345,040	4,429	1,713,081

AlphaTrak 500 Fund	–	63,409,884	15,892,244	12,617,196	35,176	55,884

*

Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

Tax Basis of Distributable Income:

As of March 31, 2016, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND

Undistributed ordinary income (inclusive of short-term gains)	$12,836	$–	$1,009,315	$255,816,060

Undistributed long-term gains	–	–	2,496,840	38,490,387

Other temporary differences	(17,492)	(1,056,637)	(58,170)	(13,274,509)

Accumulated capital loss carryforwards and post-October losses	(47,127,521)	(217,918,385)	–	–

Net unrealized appreciation	168,840	4,434,732	9,539,316	622,260,944

Total accumulated earnings/(losses)	$(46,963,337)	$(214,540,290)	$12,987,301	$903,292,882

	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND

Undistributed ordinary income (inclusive of short-term capital gains)	$2,524,814	$1,777,229	$6,599	$373,385	$11,748

Other temporary differences	(281,206)	(1,009,873)	(1,724)	(24,395)	(802)

Accumulated capital loss carryforwards and post-October losses	(63,179,428)	(5,378,970)	(1,413,687)	(109,327,998)	(92,010,384)

Net unrealized appreciation/(depreciation)	(97,277,051)	(24,416,996)	(3,523,817)	1,334,383	(16,813)

Total accumulated earnings/(losses)	$(158,212,871)	$(29,028,610)	$(4,932,629)	$(107,644,625)	$(92,016,251)

Permanent differences incurred during the fiscal year ended March 31, 2016, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE/(DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)	(DECREASE) PAID-IN-CAPITAL

Ultra Short Bond Fund	$–	$1,489,245	$(1,489,245)

Low Duration Bond Fund	4,214	(4,214)	–

Intermediate Bond Fund	745,670	(745,670)	–

Total Return Bond Fund	33,309,716	(33,309,716)	–

High Yield Bond Fund	(544,672)	1,199,093	(654,421)

Unconstrained Bond Fund	(23,616)	23,616	–

Floating Rate Income Fund	(148)	148	–

217 / Annual Report March 2016

Notes to Financial Statements (Continued)

FUND	INCREASE/(DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)	(DECREASE) PAID-IN-CAPITAL

Strategic Income Fund	–	6,589,872	(6,589,872)

The permanent differences are due to investments in swaps, foreign currency, the US subsidiary, expired capital loss carryforwards and redesignation of dividends paid.

Tax Basis of Distributions to Shareholders:

	ULTRA SHORT BOND FUND		LOW DURATION BOND FUND
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2016	2015	2016	2015
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$1,125,116	$1,383,172	$43,127,013	$48,311,692

Total taxable distributions	$1,125,116	$1,383,172	$43,127,013	$48,311,692

	INTERMEDIATE BOND FUND		TOTAL RETURN BOND FUND
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2016	2015	2016	2015
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$23,413,000	$13,419,137	$1,657,931,994	$850,522,965
Net long-term capital gains	39,282	680,205	334,609,524	36,905,556

Total taxable distributions	$23,452,282	$14,099,342	$1,992,541,518	$887,428,521

	HIGH YIELD BOND FUND		UNCONSTRAINED BOND FUND
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2016	2015	2016	2015
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$52,054,567	$88,003,747	$47,055,696	$21,822,646
Net long-term capital gains	–	21,302,928	–	–

Total taxable distributions	$52,054,567	$109,306,675	$47,055,696	$21,822,646

	FLOATING RATE INCOME FUND		STRATEGIC INCOME FUND		ALPHATRAK 500 FUND
	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,	MARCH 31,
	2016	2015	2016	2015	2016	2015
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$5,783,912	$5,673,067	$5,277,694	$4,124,788	$13,244	$46,107
Net long-term capital gains	5,518	17,195	–	–	–	–

Total taxable distributions	$5,789,430	$5,690,262	$5,277,694	$4,124,788	$13,244	$46,107

Annual Report March 2016 / 218

Notes to Financial Statements (Continued)

 Domestic Blocker Income Tax

The Domestic Blocker recorded a provision for income tax expense (benefit) for the period ended March 31, 2016. This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

Current $ –

Deferred $ –

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes. Components of the Blocker Corporation’s deferred tax assets and liabilities as of March 31, 2016 are as follows:

Deferred Tax Assets:
Net Operating Loss Carryforward	$1,231,414
Capital Loss Carryforward	3,356,392
Charitable Contribution Carryforward	2,053

Less Deferred Tax Liabilities:
Unrealized appreciation on investment in Entegra TC, LLC	(1,682,131)

Total net deferred tax assets before valuation allowance	2,907,728
Less: Valuation Allowance	(2,907,728)

Net deferred tax asset	$–

The capital loss carryforwards are available to offset future capital gains of the Blocker Corporation. For federal income tax purposes, capital losses of a corporation can be carried forward for 5 years. The Blocker Corporation has the following capital loss amounts:

Fiscal Year Ended Capital Loss	Amount	Expiration
March 31, 2015	$8,521,573	March 31, 2020
March 31, 2016	$–	March 31, 2021

Net operating losses are available to offset future taxable income of the Blocker Corporation. For federal income tax purposes, operating losses of a corporation may be carried forward for 20 years.

Fiscal Net Operating Loss	Amount	Expiration
March 31, 2015	$1,010,232	March 31, 2035
March 31, 2016	$2,116,216	March 31, 2036

Charitable contribution carryforwards of the Blocker Corporation may be carried forward for 5 years and these amounts have an expiration of 5/31/2021.

Total income tax (current and deferred) is computed by applying the federal statutory income tax rate of 35% and applicable state tax statutory rates (net of federal tax benefit) to net investment income and realized and unrealized gains/(losses) on investments before taxes for the fiscal year ended March 31, 2016 as follows:

Income tax expense at Federal statutory rate of 35%	$626,906
State income tax expense, net of federal benefit	78,579
Valuation allowance changes affecting the provision for income taxes	(705,485)

Total income tax expense	$–

 The Blocker Corporation recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Blocker Corporation’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax

219 / Annual Report March 2016

Notes to Financial Statements (Concluded)

returns and state tax returns filed since inception of the Blocker Corporation. Tax periods ended March 31, 2015 and 2016 remain subject to examination by tax authorities in the United States. Due to the nature of the Blocker Corporation’s investments, the Blocker Corporation may be required to file income tax returns in several states. The Blocker Corporation is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

10.	COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purpose with an expiration date of September 16, 2016. The interest rate on borrowing is the higher of the federal funds rate or the overnight LIBOR rate, plus 1.15%. There were no borrowings from the line of credit as of or during the year ended March 31, 2016. The Funds pay the Bank a commitment fee equal to 0.13% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the statements of operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

11.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Annual Report March 2016 / 220

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

the Metropolitan West Funds

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Metropolitan West Funds (the “Funds”), comprising Metropolitan West Ultra Short Bond Fund, Metropolitan West Low Duration Bond Fund, Metropolitan West Intermediate Bond Fund, Metropolitan West Total Return Bond Fund, Metropolitan West High Yield Bond Fund, Metropolitan West Unconstrained Bond Fund, Metropolitan West Floating Rate Income Fund, Metropolitan West Strategic Income Fund, and Metropolitan West Alpha Trak 500 Fund as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Metropolitan West Funds as of March 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

May 25, 2016

221 / Annual Report March 2016

Metropolitan West Funds

Tax Information Notice

(Unaudited)

For shareholders that do not have a March 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2016, each portfolio is reporting the following items with regard to distributions paid during the year. All information is based on financial information available as of the date of this annual report and, accordingly is subject to change. For each item, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

	ULTRA SHORT BOND FUND	LOW DURATION BOND FUND	INTERMEDIATE BOND FUND	TOTAL RETURN BOND FUND	HIGH YIELD BOND FUND	UNCONSTRAINED BOND FUND	FLOATING RATE INCOME FUND	STRATEGIC INCOME FUND	ALPHATRAK 500 FUND
Net Investment Income Distributions	100.00%	100.00%	70.08%	59.47%	100.00%	100.00%	96.69%	100.00%	100.00%
Short-Term Capital Gain Distributions	0.00%	0.00%	29.75%	23.74%	0.00%	0.00%	3.21%	0.00%	0.00%
Long-Term Capital Gain Distributions	0.00%	0.00%	0.17%	16.79%	0.00%	0.00%	0.10%	0.00%	0.00%
Return of Capital	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Tax-Exempt Interest	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying For Corporate Dividends Rec. Deduction (1)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualifying Dividend Income (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
U.S. Government Interest (3)	4.63%	12.51%	21.42%	15.32%	0.22%	3.01%	0.27%	1.52%	6.71%
Foreign Tax Credit (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Qualified Interest Income (5)	100.00%	95.78%	95.87%	97.62%	87.17%	85.05%	97.63%	81.94%	93.44%
Qualified Short-Term Capital Gain (6)	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income for this fund.

(4)

Foreign Tax Credit represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of net investment income distributions.

(6)

The percentage in this column represents the amount of “Qualifying Short Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of short-term capital gain distributions.

Annual Report March 2016 / 222

Metropolitan West Funds

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the U.S. Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•  Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•  Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•  Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•  We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•  We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

223 / Annual Report March 2016

Metropolitan West Funds

Privacy Policy (Concluded)

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Alternative Funds, TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW ALTERNATIVE FUNDS

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

Annual Report March 2016 / 224

MANAGEMENT INFORMATION

TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Trust and each Fund is under the direction of the Board of Trustees. Information pertaining to the Trustees and officers of the Trust is provided in the table below. The term “officer” means president, vice president, secretary, treasurer, controller, or any other officer who performs policy making functions. All officers serve without direct compensation from the Funds. You can find more information about the Trustees in the Statement of Additional Information which is available without charge by calling (800) 241-4671.

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

		Independent Trustees of the Trust*

Ronald J. Consiglio (1943)	Trustee	Indefinite term, since 2003	Since 1999, Mr. Consiglio has served as the managing director of Synergy Trading, a securities-trading partnership. From 1999 through 2001, Mr. Consiglio was Executive Vice President and Chief Financial Officer of Trading Edge, Inc., a national automated bond-trading firm. From January 1993 to 1998, Mr. Consiglio served as Chief Executive Officer and President of Angeles Mortgage Investment Trust, a publicly traded Real Estate Investment Trust. Before that position, he served as Senior Vice President and Chief Financial Officer of Cantor Fitzgerald & Co. and as a member of its board of directors. Mr. Consiglio is a certified public accountant and was an audit partner with Deloitte Haskins & Sells from 1977 through 1984.	9	Mannkind Corp. (pharmaceutical preparations)

Patrick C. Haden (1953)	Trustee	Indefinite term, since 2010	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	38	Tetra Tech, Inc. (Environmental Consulting); The Rose Hills Foundation (Charitable Organization); Unihealth Foundation (Charitable Organization), TCW Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual funds)

Martin Luther King III (1957)	Trustee	Indefinite term, since 1997	Since 1998, Mr. King has served as the President and Chief Executive Officer of The King Center. Since January 2006, he has served as Chief Executive Officer of Realizing the Dream, a non-profit organization that continues the humanitarian and liberating work of Dr. Martin Luther King, Jr. and Mrs. Coretta Scott King. He has been engaged as an independent motivational lecturer since 1980.	9	None

225 / Annual Report March 2016

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Peter McMillan (1957)	Trustee	Indefinite term, since 2008	Since 2000, Mr. McMillan has served as the co-founder and Managing Partner of Willowbrook Capital Group, LLC, an investment advisory firm. He has also served as a co-founder and Executive Vice President of KBS Capital Advisors, a manager of REITs, since 2005. He is the co-founder, Managing Partner and Chief Investment Officer for Temescal Canyon Partners, an investment advisory firm, since May 2013.	38	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITS (real estate investments); TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual funds)

Robert G. Rooney (1957)	Trustee	Indefinite term, since 2009	Mr. Rooney currently serves as Chief Financial Officer of Novitex Enterprise Solutions since September 2015. From 2006 until 2011, he served as Executive Vice President and Chief Operating Officer of Affinion Group, Inc. (“Affinion”), a customer engagement and loyalty company. Previously, he was Executive Vice President and interim Chief Financial Officer at Affinion from October 2005 to January 2006. Between November 2004 and October 2005, Mr. Rooney was Executive Vice President at CMG (predecessor to Affinion) and between January 2004 to October 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at CMG. From July 2001 to January 2004, Mr. Rooney was Executive Vice President and Chief Financial Officer at Trilegiant, a subsidiary of Affinion.	9	None

Andrew Tarica (1959)	Trustee and Chairman of the Board	Indefinite term, since 2002 and 2008, respectively	Mr. Tarica has served as the Chief Executive Officer of Meadowbrook Capital Management, a fixed-income asset management company that manages a credit fund, since February 2001. Employee (since 2015), Cowen & Co., previously Concept Capital Markets, LLC (since 2005) (broker-dealer).	38	TCW Funds, Inc. (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual funds)

Interested Trustees**

Patrick Moore (1964)	Trustee	Indefinite term, since 2014	Mr. Moore is a Managing Director for the Adviser, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West. He has been with the Adviser since 2000. Mr. Moore is a member of the CFA Institute.	9	None

Laird Landmann (1964)	Trustee and Executive Vice President	Indefinite term, since 2008 and 2007, respectively	Mr. Landmann is Group Managing Director of TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West. Since August 1996, Mr. Landmann has been a Generalist Portfolio Manager with the Adviser and currently serves as the Adviser’s President.	9	None

Annual Report March 2016 / 226

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Officers of the Trust who are not Trustees

David B. Lippman (1958)	President and Principal Executive Officer	Indefinite term, since November 2008	Mr. Lippman is the Chief Executive Officer of the Adviser and of The TCW Group, Inc. (since February 2013), and the Chief Executive Officer and President of TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West. He has served as Chief Executive Officer with the Adviser since June 2008.	N/A	TCW Strategic Income Fund, Inc. (closed-end fund)

David S. DeVito (1962)	Treasurer and Chief Financial Officer	Indefinite term, since 2010	Mr. DeVito is Executive Vice President and Chief Operating Officer (since January 2016), TCW LLC; President and Chief Executive Officer (since 2015), TCW Alternative Funds; Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc.	N/A	TCW Funds, Inc. (mutual funds)

Eric Chan (1978)	Assistant Treasurer	Indefinite term, since 2010	Mr. Chan is Senior Vice President of Fund Operations for the Adviser, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West. He has worked for the Adviser since November 2006. Mr. Chan is a Certified Public Accountant.	N/A	N/A

Bibi Khan (1953)	Vice President	Indefinite term, since 2007	Ms. Khan is Managing Director of Operations for the Adviser, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West. She has worked for the Adviser since 2005. From 2003 through 2005, Ms. Khan served as Director, Securities Group Operations Manager for Columbia Management (formerly Banc of America Capital Management, LLC). Ms. Khan is a Certified Trust and Financial Analyst.	N/A	N/A

Tad Rivelle (1961)	Executive Vice President	Indefinite term, since 2007	Mr. Rivelle is the Chief Investment Officer and Group Managing Director for the Adviser, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West. He has been with the Adviser since August 1996.	N/A	N/A

Stephen M. Kane (1962)	Executive Vice President	Indefinite term, since 2007	Mr. Kane is a Group Managing Director for the Adviser, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West. He has been with the Adviser since August 1996.	N/A	N/A

Cal Rivelle (1958)	Executive Vice President	Indefinite term, since 2009	Mr. Rivelle is a Managing Director for the Adviser, TCW Investment Management Company, TCW Asset Management Company and Trust Company of the West. He has served as Executive Vice President of the Funds since March 2009.	N/A	N/A

227 / Annual Report March 2016

NAME AND YEAR OF BIRTH***	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

Jeffrey Engelsman (1967)	Chief Compliance Officer	Indefinite term, since 2014	Mr. Engelsman is Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer (since 2015), TCW Alternative Funds; Managing Director, Global Chief Compliance Officer (since August 2014), TCW Investment Management Company, the TCW Group, Inc., Trust Company of the West and the Adviser; Chief Compliance Officer (since September 2014), TCW Strategic Income Fund, Inc. Prior to joining TCW, he was a Managing Director of New York Life Investments and the Chief Compliance Officer of the MainStay Funds, a group of more than 70 open-ended and closed-end funds. Mr. Engelsman holds the Series 7, 24 and 63 FINRA licenses.	N/A	N/A

Meredith Jackson (1959)	Senior Vice President and Secretary	Indefinite term, since 2013	Ms. Jackson is Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Senior Vice President, General Counsel and Secretary (since 2015), TCW Alternative Funds; Executive Vice President and General Counsel of the Adviser, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company (since February 2013); before then she was Partner, Irell & Manella LLP (law firm). She is Senior Vice President, Secretary and General Counsel for the TCW Funds, Inc. and TCW Strategic Income Fund, Inc.	N/A	N/A

Patrick Dennis (1981)	Vice President and Assistant Secretary	Indefinite term, since 2013	Mr. Dennis is Senior Vice President and Associate General Counsel, the Adviser, TCW Investment Management Company, Trust Company of the West and TCW Asset Management Company (since February 2013); before then from 2010 to 2013, he was Associate, Paul Hastings LLP (law firm), and from 2006 to 2010, he was Associate, Dechert LLP (law firm). He is Assistant Secretary for the TCW Funds, Inc. and TCW Strategic Income Fund, Inc.	N/A	N/A

*	Denotes a Trustee who is not an “interested” person of the Trust as defined in the 1940 Act.
**	Denotes a Trustee who is an “interested” person of the Trust as defined in the 1940 Act, due to the relationship indicated with the Adviser.
***	For purposes of Trust business, the address for all Trustees and officers is c/o Metropolitan West Asset Management, LLC, 865 South Figueroa Street, Los Angeles, CA 90017.

Annual Report March 2016 / 228

MetWest Funds

865 South Figueroa Street

Los Angeles, California 90017

800 241 4671

www.tcw.com

Board of Trustees

Andrew Tarica

Laird R. Landmann

Peter McMillan

Martin Luther King, III

Ronald J. Consiglio

Robert G. Rooney

Patrick C. Haden

Patrick Moore

Officers

David Lippman

President and Principal Executive Officer

David S. DeVito

Treasurer, Chief Financial Officer and Principal Accounting Officer

Jeffrey Engelsman

Chief Compliance Officer

Adviser

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Floor1800

Los Angeles, CA 90017

Custodian

The Bank of New York Mellon

One Wall Street

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, PA 19406

Independent Registered Public

Accounting Firm

Deloitte & Touche LLP

555 West 5th Street, Suite 2700

Los Angeles, CA 90013

Distributor

Foreside Funds Distributors LLC

899 Cassatt Road, 400 Berwyn Park

Berwyn, PA 19312

Legal Counsel

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, CA 94105-3441

For Additional Information about the Metropolitan West Funds call: (213) 244-0000 or (800) 241-4671 (toll-free) www.mwamllc.com

A description of the Funds’ proxy voting policies, procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at www.sec.gov

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 241-4671.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 241-4671 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

METAR2016

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that Ronald Consiglio and Robert Rooney are qualified to serve as audit committee financial experts serving on its audit committee and they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $463,612 in 2016 and $455,920 in 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 in 2016 and $0 in 2015.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $48,600 in 2016 and $61,455 in 2015.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2016 and $0 in 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to Metropolitan West Funds and any affiliate of Metropolitan West Funds that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Metropolitan West Funds or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Metropolitan West Funds and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or the Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $865,521 in 2016 and $748,400 in 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Metropolitan West Funds

By (Signature and Title)* /s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date June 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date June 3, 2016

By (Signature and Title)* /s/ David S. DeVito
David S. DeVito, Treasurer
(principal financial officer)

Date June 3, 2016

* Print the name and title of each signing officer under his or her signature.